UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Colin J. Dean, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2018

Date of Reporting Period: March 31, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2018

MERCER FUNDS

Mercer US Large Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000 Index.

Investment Strategy

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 17.26% compared to its benchmark, the Russell 1000 Index, return of 13.98%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed six subadvisors: HS Management Partners, LLC (HS), Columbia Management Investment Advisers (Columbia), Parametric Portfolio Associates LLC (Parametric), AJO LP (AJO), Brandywine Global Investment Management, LLC (Brandywine), and O’Shaughnessy Asset Management, LLC (OSAM).

AJO is a quantitative manager that relies on a combination of value, management, momentum, and sentiment factors to evaluate securities. Columbia is an aggressive growth manager, following a high conviction, concentrated strategy that focuses on financially strong companies that are growing earnings faster than the broader equity market. HS is a growth manager that invests in quality businesses with strong management that trade at attractive valuations. Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, that have strong free cash flows and quality balance sheets. OSAM is a yield focused quantitative value manager that seeks stocks that are ranked high based on valuation, quality and shareholder yield. Parametric utilizes exchange-traded futures to generate exposure corresponding to the Fund’s benchmark, the Russell 1000 Index.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2018, the U.S. equity market, as measured by the Russell 3000 Index, increased 13.63%. In 2017, strength in the U.S. equity market was supported by strong corporate earnings results, relatively benign inflation, low volatility, falling unemployment, steady wage gains and rising consumer and business sentiment. From a style perspective, growth meaningfully outperformed value across the market capitalization spectrum. Despite some negative headlines, including geopolitical tension, political uncertainty and concerns over the economic impacts of the devastating hurricanes in August and September of 2017, the U.S. equity market continued its slow and steady march forward. Tax reform took center stage at the end of 2017, when the new tax bill was signed into law, which boosted investor optimism, giving further support to equity prices. The Federal Reserve raised rates three times over the course of the Fund’s fiscal year and announced plans for further modest increases throughout 2018.

After a strong start to 2018, markets were jolted in February by fears of rising interest rates, inflation, and wages weighing on equity markets. During this period, market volatility, as measured by the CBOE Volatility Index (VIX), increased, reaching a high of 37.32 on February 5, 2018, as compared to a low of 9.15 on January 3, 2018. From a style perspective growth stocks continued to lead the market in the first quarter of 2018, outperforming

Mercer US Large Cap Equity Fund

value stocks across market capitalization ranges. However, unlike in 2017, smaller capitalization stocks outperformed larger capitalization stocks for the first quarter 2018.

Within the Russell 1000 Index, the Fund’s benchmark, the best performing sectors for the fiscal year were information technology, financials, and consumer discretionary, with returns of 28.0%, 17.8%, and 16.4% respectively. Telecommunication services was the laggard with returns of -5.3%. The best performing industries were internet & direct marketing, personal products, and aerospace & defense, with returns of 55.3%, 45.3%, and 42.0% respectively.

The Mercer U.S. Large Cap Equity Fund outperformed the Russell 1000 Index for the period. Strong contributions from growth managers, as well as the Fund’s exposure to momentum were the primary contributors to the Fund’s outperformance. From a sector perspective, security selection in the information technology, consumer staples and energy sectors drove performance. Detracting from performance was poor security selection within industrials and health care.

Columbia outperformed its benchmark for the period. Results were driven by strong stock selection within information technology, particularly among software and internet service names. HS underperformed its benchmark for the period. Large overweight allocations to consumer sectors, and stock selection within the consumer discretionary sector caused performance to lag. AJO outperformed for the period, despite its value style. Exposure to momentum and quality factors, as well as strong stock selection within energy and technology were among the largest contributors to AJO’s performance. Brandywine outperformed its benchmark for the period due to strong stock selection within the information technology and energy sectors. Sector positioning also benefitted Brandywine’s strategy, particularly its underweight allocations to real estate, utilities, and telecommunication services, and its overweight allocations to financials and consumer discretionary stocks. O’Shaughnessy outperformed for the period, with positive returns being driven by helpful interaction effects between its quality, momentum, valuation and yield selection criteria. From a sector perspective, this drove positive effects from positioning and O’Shaughnessy’s stock selection in the energy, industrials, and consumer discretionary sectors. Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Equity Shares vs. the

Russell 1000® Index and the Fund’s Prior Index1

As of March 31, 2018

This graph shows the performance of the Mercer US Large Cap Equity Fund Class Y-3 shares versus the Russell 1000® Index and the Fund’s Prior Index1 from April 1, 2008 through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 Effective as of June 27, 2016, the Fund changed its primary benchmark from the Russell 1000® Growth Index to the Russell 1000® Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500 Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 12.64% compared to its benchmark, the Russell 2500 Index, return of 12.31%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed six sub-advisors: Westfield Capital Management Company (Westfield), Parametric Portfolio Associates LLC (Parametric), GW&K Investment Management, LLC (GW&K), Loomis, Sayles & Company L.P. (Loomis), LSV Asset Management (LSV) and BNY Mellon Asset Management North America Corporation. GW&K uses a bottom-up fundamental research process in order to identify companies with sustainable long-term earnings growth rates. Westfield, a traditional growth manager, employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities. LSV, a quantitative value manager, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process. BNY Mellon Asset Management North America, a fundamental intrinsic value manager, focuses on purchasing companies that are at a large discount, underappreciated and temporarily dislocated (contrarian view). BNY Mellon Asset Management North America was added as a sub-advisor to the Fund in February 2018, replacing NWQ Investment Management Company, LLC (NWQ). Parametric utilizes exchange traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2018, the U.S. equity market, as measured by the Russell 3000 Index, increased 13.63%. In 2017, strength in the U.S. equity market was supported by strong corporate earnings results, relatively benign inflation, low volatility, falling unemployment, steady wage gains and rising consumer and business sentiment. From a style perspective, growth meaningfully outperformed value across the market capitalization spectrum. Despite some negative headlines, including geopolitical tension, political uncertainty and concerns over the economic impacts of the devastating hurricanes in August and September of 2017, the U.S. equity market continued its slow and steady march forward. Tax reform took center stage at the end of 2017, when the new tax bill was signed into law, which boosted investor optimism, giving further support to equity prices. The Federal Reserve raised rates three times over the course of the Fund’s fiscal year and announced plans for further modest increases throughout 2018.

After a strong start to 2018, markets were jolted in February by fears of rising interest rates, inflation, and wages, which weighed on equity markets. During this period, market volatility, as measured by the CBOE Volatility

Mercer US Small/Mid Cap Equity Fund

Index (VIX), increased, reaching a high of 37.32 on February 5, 2018 as compared to a low of 9.15 on January 3, 2018. From a style perspective growth stocks continued to lead the market outperforming value stocks across market capitalization ranges in the first quarter of 2018. However, unlike in 2017, smaller capitalization stocks outperformed larger capitalization stocks for the first quarter of 2018.

Within the Russell 2500 Index, the Fund’s benchmark, the best performing sectors for the fiscal year were information technology and health care with positive returns of 24.42% and 22.34%, respectively. Underperforming sectors for the fiscal year were energy and real estate, with negative returns of -15.56% and -3.18%, respectively. The top performing industries for the fiscal year were air freight & logistics and internet software & services with positive returns of 58.41% and 54.36%, respectively. The underperforming industries for the fiscal year were transportation infrastructure and energy equipment & services with negative returns of -49.70% and -30.92%, respectively.

The Mercer U.S. Small/Mid Cap Equity Fund outperformed the Russell 2500 Index for the period. The Fund’s exposure to momentum, coupled with strong security selection, were the primary drivers to the Fund’s outperformance. Specifically, strong security selection in the industrials and energy sectors drove performance for the fiscal year despite poor security selection in the consumer staples and real estate sectors.

Westfield outperformed for the fiscal year due to its strong security selection in the industrials and consumer discretionary sectors. In addition, their underweight in the materials and energy sectors from an allocation standpoint helped drive their outperformance. Loomis outperformed for the fiscal year due to its strong security selection in the consumer discretionary, industrials and information technology sectors. GW&K‘s outperformance was attributed to its security selection in the information technology and consumer discretionary sectors. In addition, GW&K’s underweight in the energy sector and overweight in the information technology sector helped contribute to its outperformance. For the period that NWQ was a subadvisor in the fund, its outperformance was driven by its allocation decisions. In particular, NWQ’s underweight to the real estate sector and overweight within the information technology and materials sectors drove its outperformance. LSV’s underperformance for the period was driven by its security selection in the information technology, real estate and health care sectors. BNY Mellon Asset Management North America underperformed for the short period that it was a subadvisor to the Fund during the Fund’s fiscal year 2018. In particular, the strategy’s underperformance was driven by its underweight to the real estate and utilities sectors. In addition, BNY Mellon Asset Management North America’s security selection within the financials and consumer discretionary sectors detracted from performance. Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Equity Shares vs. the

Russell 2500™ Index and the Fund’s Prior Index1

As of March 31, 2018

This graph shows the performance of the Mercer US Small/Mid Cap Equity Fund Class Y-3 shares versus the Russell 2500™ Index and the Fund’s Prior Index1 from April 1, 2008 through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 Effective as of June 27, 2016, the Fund changed its primary benchmark from the Russell 2500TM Growth Index to the Russell 2500TM Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 18.80% compared to its benchmark return of 14.80%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed five sub-advisors: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating return in excess of the benchmark involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects). American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through bottom-up stock selection within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century will invest primarily in equity securities of companies located in Non-U.S. developed markets. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. MFS invests opportunistically in emerging markets. LSV utilizes a quantitative approach which seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

The MSCI EAFE Index (the Fund’s benchmark) returned 14.8% for the 12-month period ended March 31, 2018. Generally, global equity markets performed well, as measured by the MSCI World Index, which rose 13.6% during the period. U.S. equities rallied, with the Russell 1000 Index up 14.0% for the fiscal year. Emerging markets also performed well, as the MSCI Emerging Markets Index returned 24.9%, over the period.

Global equity markets rose steadily from the end of the first quarter of 2017 until late January 2018. Since the recent peak in January 2018, global equity markets dropped over 9% (measured by the MSCI All Country World Index) by the end of the first quarter of 2018.

Mercer Non-US Core Equity Fund

Over the year ended March 31, 2018, global equity markets were boosted by synchronized global growth, unusually subdued volatility and strong corporate earnings growth. Growth outside the U.S. was also helped by the continued easy monetary policies of the European Central Bank and the Bank of Japan. Developed international equity markets (MSCI EAFE Index) rose by almost 15% during this period and Emerging markets (MSCI Emerging Markets Index) delivered even greater gains (25%), though there was a wide disparity in returns across countries.

Despite these strong returns, equity market investors had a number of reasons to worry including: rising tensions with North Korea, risk of rising protectionism, uncertainty resulting from European elections, the Catalan independence movement in Spain, struggles in the German parliament to form a coalition government, Brexit negotiations, monetary tightening by the Federal Reserve and a rise in both inflation and global bond rates.

The recent losses suffered by global equity markets, which began at the end of January 2018, have been attributed to investor concerns around rising inflation, a drop in global economic surprise indexes (Citigroup Economic Surprise Indices), concerns that imposition of tariffs could negatively impact growth, and a loss in positive momentum for some of the largest technology companies, which had outperformed in the prior year.

In this environment, the Mercer Non-US Core Equity Fund outperformed the MSCI EAFE Index by 4.00% for the 12-month period ended March 31, 2018. During this period, the Fund’s outperformance was driven by positive stock selection in all 11 sectors. The Fund’s overall overweight to the technology sector was also beneficial to relative returns.

American Century provides the growth allocation for the Fund. Stock selection in Information technology, financials, industrials, consumer discretionary and consumer staples generated excess returns. Growth stocks outperformed value stocks during the period which was a tailwind to performance. The American Century portfolio may make opportunistic, off-benchmark bets in Emerging Market companies which helped generate outperformance over this time period. Stock selection in Europe generated strong relative returns, while investments in Emerging Market technology stocks also added to results.

MFS, a manager that has outperformed significantly over the last few years, continued this trend over the period. Similar to the American Century strategy, much of the outperformance generated by MFS came from the technology sector. The MFS portfolio also holds a sizeable overweight to the consumer staples sector. Despite the underperformance of the consumer staples sector versus the benchmark, MFS was able to make up some of the drag on performance caused by an overweight to this sector through positive stock selection.

Arrowstreet beat the Fund’s benchmark during this period through stock selection and an overweight to the technology sector. The biggest contributor to Arrowstreet’s outperformance was stock selection in the materials and technology sectors.

LSV is the dedicated value manager in the Fund. Value stocks underperformed growth stocks during this period. Despite this headwind, the LSV portfolio generated outperformance from positive stock selection in 8 out of 11 sectors. LSV’s underweight to the consumer staples sector was also beneficial to relative returns.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Mercer Non-US Core Equity Fund

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2018

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from April 1, 2008 through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg Barclays U.S. Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 1.80% compared to its benchmark return of 1.20%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed three sub-advisors, Manulife Asset Management (Manulife), Income Research & Management (IR&M) and Prudential Fixed Income, a business unit of PGIM, Inc. (Prudential).

Manulife manages its allocated portion of the Fund by seeking to produce superior results by anticipating shifts in the business cycle and moderating risk relative to the direction of interest rates. The investment team capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors. IR&M manages its allocated portion based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S fixed income universe. Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources such as sector allocation and bottom up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis as well as proprietary models that identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12 month period ended March 31, 2018, U.S. fixed income market returns, as measured by the Bloomberg Barclays U.S. Aggregate index, were positive. Generally, price increases of fixed income securities that are not backed by a U.S. Government Guarantee (including Corporate Bonds, Asset Backed Securities, and Commercial Mortgage Backed Securities) more than offset the general drop in prices of U.S. Government securities resulting from rising interest rates. Intermediate U.S. Treasury rates increased 0.64% while longer term interest rates decreased -0.05% year-over-year (with some interim volatility). Yields for the two year Treausry Note, also referred to as the short end of the Treasury curve, rose year-over-year by 1.01% as the Federal Reserve raised short term interest rates three times over the period. 2017 confounded many of the initial expectations of a bear market for bonds and turned out to be yet another solid year for fixed income with broad benchmarks generally outperforming cash and, as expected, the higher-yielding sectors putting in particularly impressive

Mercer Core Fixed Income Fund

performances. U.S. economic growth accelerated from 1.5% in 2016 to an estimated 2.3% in 2017. Encouragingly, in 2017 a significant source of growth was stronger investment by businesses — a trend that the tax reform package, which passed in December 2017, is likely to continue to foster in 2018. In addition, a rebound in corporate profits, a weakening dollar, and broad-based, synchronized growth among U.S. trading partners contributed to the improvement in growth in 2017. Strong consumer spending, meanwhile, has been supported by a drop in the household saving rate over the past two years and a modest pick-up in borrowing. Proposed tax cuts for an estimated 60% of households are expected to continue supporting consumption in 2018. Despite volatility during the first 2 quarters of the period ended March 31, 2018, interest rates moved steadily higher in the latter 2 quarters as the Fed announced that it would begin the balance sheet normalization process. Foreign purchases of U.S. Treasuries continued at a strong pace, and this helped to temper the effect of the rise in interest rates, especially in the 10 year and longer portion of the Treasury curve, also referred to as the long end of the curve.

Returns from fixed income securities that are not backed by a U.S. Government guarantee (including corporate bonds, asset backed securities, and commercial mortgage backed securities) were generally positive, as these securities benefitted from strong demand for higher yields. Lower credit quality rated corporate bonds (i.e., high yield or “junk” bonds) tended to provide greater excess returns during the 12-month period than the higher credit quality rated corporate bonds (i.e., investment-grade bonds). Investment-grade corporate bond issuers continued to issue record amounts of new bonds to take advantage of low interest rates, once again exceeding the record breaking issuance of the prior year.

With Treasury rates rising so significantly during the 12-month period, positive total return was driven almost entirely from outperformance of the spread sectors (i.e., non-Treasury securities). Spread sectors provided higher returns in relation to similar-duration Treasuries while registering moderate gains in absolute terms. The Fund’s return was positive in absolute terms and it also outperformed in relation to the Bloomberg Barclays U.S. Aggregate Bond Index for the fiscal year ended March 31, 2018. The Fund was helped by its strategic overweight to spread sectors, including an allocation to high yield.

The respective performance results of each Sub-advisor correlated with their risk posture, as more risk translated into more returns in this “risk-on” period. Manulife has the largest share of the risk allocation within the Fund. Manulife’s bias towards corporate credit and its approximate 15% allocation to relatively “higher quality” high yield bonds, led it to have the strongest returns among the Fund’s Sub-Advisors for the 2018 fiscal year. Manulife had an overweight to the long end of the yield curve and an underweight to the middle, or two to ten year portion of the yield curve, which was also a driver of returns over the period as the long end yields fell slightly and prices for those bonds went up in value, while the yields in the middle of the curve rose significantly, and prices for those bonds declined. Manulife carried an underweight to securities issued by utility companies, which detracted from returns over the year.

Prudential had a less aggressive allocation to spread sectors than Manulife, but it was nonetheless overweight to the spread sectors as spreads tightened, which helped it outperform the index. Prudential also had similar curve positioning to Manulife, with an overweight to the long end of the curve, and an underweight to the middle which added to outperformance. Prudential also had a large overweight to commercial mortgage backed securities, an asset class that had strong performance over the period.

Similarly, IR&M’s overall underweight to Treasury bonds over the period was beneficial to the Fund, as the spread sector outperformed Treasuries. IR&M’s underweight to agency mortgage backed securities, coupled with security selection within that sector, was also a major contributor to its outperformance of the index. IR&M’s bias towards higher quality corporate bonds helped it outperform the index, but to a lesser extent than the other two managers who held more lower-quality bonds. IR&M’s investment in Small Business Administration loans detracted from returns over the year.

Mercer Core Fixed Income Fund

Risk Considerations

The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Bloomberg Barclays U.S. Aggregate Bond™ Index

As of March 31, 2018

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Bloomberg Barclays U.S. Aggregate Bond™ Index from April 1, 2008 through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged. The Fund’s secondary benchmark is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 9.42% compared to its primary benchmark return of 6.67% and secondary benchmark return of 9.82%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed two sub-advisors, Franklin Advisers, Inc. (Franklin) and Investec Asset Management Limited (Investec).

In managing its allocated portion of the Fund’s portfolio, Franklin typically invests in non-investment grade securities issued globally. Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate issuers. Although bottom-up security selection forms the core part of Franklin’s process, it uses industry attractiveness when selecting investments.

In managing its allocated portion of the Fund’s portfolio, Investec invests in public sector, sovereign and corporate bonds issued by emerging market borrowers and those denominated in local emerging market currencies. Investec’s portfolio construction process promotes allocation to countries and currencies identified based on economic fundamentals, valuations and market price behavior.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2018, U.S. and global fixed income markets experienced a volatile period driven by a few broad underlying factors: a recovery in the physical commodities markets; stable economic growth in China; a weak U.S. dollar versus developed and emerging market currencies; and significant oil price recovery, which created mixed effects on energy importer and exporter economies. Towards the end of the period, the Trump administration’s protectionist trade policies and escalating trade tensions between the U.S. and China contributed to volatility in global financial markets.

The passage of the U.S. tax reform bill in December 2017, along with expectations for stronger U.S. economic growth and higher inflation, pressured total returns for U.S. Treasury securities and boosted total returns for

Mercer Opportunistic Fixed Income Fund

lower rated corporate bonds (i.e., high yield or “junk” bonds) and for non-U.S. dollar-denominated bonds. After rising early in the period, U.S. Treasury securities prices generally moved lower. U.S. Treasury yields reached highs for the period in February 2018 as a result of market perception that President Trump’s pro-growth agenda and the U.S. tax reform bill could lead to an overheating in the U.S. economy, which could in turn lead to the U.S. Federal Reserve to raise interest rates at a faster-than-expected pace. The Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged experienced a tightening in its yield spread (i.e., the difference in yield of the securities comprising the index over U.S. Treasuries, which is a measure of risk premium), ending the Fund’s fiscal year with a yield spread of 361 basis points and an overall effective yield of 5.69%. Additionally, rising oil prices and a weak U.S. dollar positively influenced global bond prices. Low corporate default rates, stable business fundamentals and the perception of a synchronized global economic growth provided positive momentum, which led high yield bonds to outperform investment-grade bonds in a rising rate environment.

Unhedged emerging markets (“EM”) local currency bonds produced a solid positive return over the year, supported by falling bond yields and rising EM currency markets (relative to the U.S. dollar). On the bond side, generally falling EM inflation numbers and supportive valuations helped drive yields lower (bond prices higher) as they attracted strong inflows into the asset class. Rising commodity prices, more balanced current accounts and positive political developments in key EM countries were supportive of currency returns relative to the U.S. dollar.

During the 12-month period ended March 31, 2018, The Fund was tactically overweight to emerging market debt (“EMD”) compared to global high yield (55% to 45%). This contributed to the Fund’s performance as the absolute return for EMD was 12.52% versus 6.67% for global high yield over the period. During the period, Investec outperformed the JPMorgan Global Bond Index — Emerging Markets Global Diversified. The Fund benefited materially from Investec’s overweight position in the Malaysian ringgit. The Fund’s currency exposure had a positive impact during the second half of the period, due to a combination of booming economic activity data, a material trade surplus, and rising oil & gas prices. An off-benchmark position in unhedged Egyptian treasury bills also added to the Fund’s positive performance. These securities benefited from a mild strengthening in the spot price, their high carry return, and Egypt’s successful implementation of an International Monetary Fund reform program, which includes adopting the value-added tax as well allowing the exchange rate to be determined by market forces. Gains were partly offset by positions in Mexico, both from being underweight when Mexican securities generally outperformed and from being overweight when Mexican securities generally underperformed. Franklin underperformed the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged. This underperformance was driven primarily by security selection within the health care, retailers, metals, and mining sectors. Quality allocation was another detractor, particularly within the energy-related portion of the portfolio. Franklin’s exposure to foreign currencies also weighed on performance over the period, primarily from the Fund’s underweighted exposure to the euro and British pound sterling. In contrast, industry allocation contributed to performance, driven primarily by underweight positioning in the wired and wireless communication sectors and an overweight positioning in utilities.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1

As of March 31, 2018

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America ML Global High Yield 2% Constrained Index Unhedged.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 22.92% compared to its benchmark return of 24.93%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed seven sub-advisors: AQR Capital Management, LLC (AQR), Dimensional Fund Advisors (DFA), Janus Henderson Investors (Janus Henderson), Mondrian Investment Partners Limited (Mondrian), Copper Rock Capital Partners LLC (Copper Rock), William Blair Investment Management, LLC (William Blair) and Parametric Portfolio Associates LLC (Parametric). DFA and Janus Henderson were added to the Fund in March 2018. The addition of these two new managers added more quality and broad value exposure to the portfolio. Investec and KBI were terminated in March 2018.

AQR employs a systematic, research-driven investment approach focused on generating excess return relative to the benchmark from currency, country and security selection strategies. AQR’s proprietary investment process uses fundamental factors, such as value, momentum and quality within its models. AQR uses quantitative tools to construct optimized portfolios based on this diversified set of fundamental factors, along with estimates of risk and transactions costs. DFA benefits from a robust research platform, which includes close ties to academia, its clear and long-standing focus on exploiting risk premiums, most notably value and size, along with the new addition profitability, and a systematic approach to building and trading its portfolios. DFA’s process is repeatable and results in broad consistent exposures to the risk premiums. Janus Henderson’s emerging markets strategy is based on the importance of limiting the potential for permanent loss of capital by investing with businesses and management teams that have a track record of generating value for shareholders. The strategy is managed with a long-term, unconstrained, absolute return mind-set, and singular focus on identifying and investing in companies with sustainable, enduring business models. Copper Rock specializes in small cap equity investing using a blend of quantitative and fundamental analyses to identify companies with superior growth relative to their peers. Copper Rock’s portfolio typically exhibits factor exposures to growth, momentum and quality. Mondrian is an experienced value manager that uses a Dividend Discount Model to analyze and find attractive companies focused on the domestic oriented growth of emerging markets. Along with emerging market domiciled companies, Mondrian’s management team will also consider any company globally that generates at least 25% of revenues/profits from emerging/frontier markets. William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Mercer Emerging Markets Equity Fund

Market Commentary and Fund Performance

The MSCI Emerging Markets Index (the Fund’s benchmark) returned 24.9% for the 12-month period ended March 31, 2018. Generally, global equity markets performed well, as measured by the MSCI World Index, which rose 13.6% during the 12-month period ended March 31, 2018. U.S. equities rallied, with the Russell 1000 Index up 14.0% for the fiscal year. International developed markets also performed well, as the MSCI EAFE Index returned 14.8% over the period.

Global equity markets rose steadily from the end of the first quarter of 2017 until late January 2018. Since the recent peak in January 2018, global equity markets dropped over 9% (measured by the MSCI All Country World Index) by the end of the first quarter of 2018.

Over the year ended March 31, 2018, global equity markets were boosted by synchronized global growth, unusually subdued volatility and strong corporate earnings growth. Growth outside the US was also helped by the continued easy monetary policies of the European Central Bank and the Bank of Japan. Developed international equity markets (MSCI EAFE Index) rose by almost 15% during this period and Emerging markets (MSCI Emerging Markets Index) delivered even greater gains (25%), though there was a wide disparity in returns across countries.

Despite these strong returns, equity market investors had a number of reasons to worry including: rising tensions with North Korea, risk of rising protectionism, uncertainty resulting from European elections, the Catalan independence movement in Spain, struggles in the German parliament to form a coalition government, Brexit negotiations, monetary tightening by the Federal Reserve and a rise in both inflation and global bond rates.

The recent losses suffered by global equity markets, which began at the end of January 2018, have been attributed to investor concerns around rising inflation, a drop in global economic surprise indexes (Citigroup Economic Surprise Indices), concerns that imposition of tariffs could negatively impact growth, and a loss in positive momentum for some of the largest technology companies, which had outperformed in the prior year.

In this environment, the Mercer Emerging Markets Equity Fund underperformed the MSCI Emerging Markets Index by 2.0% for the 12-month period ended March 31, 2018. Underperformance during the period can be attributed primarily to the Fund’s smaller allocation to specific Chinese and South Korean technology stocks.

Intentionally, the Mercer Emerging Markets Equity Fund holds a greater weighting to value stocks compared with its benchmark. Value stocks have tended to outperform growth stocks historically. At the very basic level, value managers, and managers that use valuation criteria as a material part of their investment processes, focus on investing in stocks that sell at lower prices compared to their peers.

During the period ended March 31, 2018, much of the strong performance by the MSCI Emerging Markets Index was attributable to a small number of stocks with large index weights. A handful of technology companies were selling at higher valuations than the Fund’s sub-advisors considered justified. Due to their large weighting within the benchmark, the Fund’s underweight to a few of these technology stocks was the biggest source of underperformance over the period.

In addition, the Fund’s relative performance was also negatively affected by stock selection within the telecommunications sector. Collectively, the sub-advisors in the Fund generated positive returns through stock selection in the majority of sectors. However, these returns were not great enough to offset the relative losses taken in the technology sector.

Among the sub-advisors, AQR, William Blair and CopperRock generated positive relative returns over the period. Mondrian trailed the Index.

Mercer Emerging Markets Equity Fund

AQR beat the MSCI Emerging Markets Index for the period. AQR’s strategy outperformance versus the benchmark was driven by positive performance generated by its momentum focus and positive performance in stock selection within the consumer discretionary sector.

William Blair’s outperformance was due to broad positive stock selection. William Blair generated positive selection in 8 out of 11 sectors. The strategy also benefitted from an overweight to the technology sector.

The largest detractor at the sub advisor level was Mondrian. Mondrian’s focus on value stocks was a headwind to relative performance. Mondrian did not hold the top performing technology companies in the MSCI Emerging Markets Index, and it was 15% underweight to the technology sector overall, which was the best performing sector in the Index during this timeframe.

CopperRock, contributed positively to the Fund’s relative performance as a result of positive stock selection, particularly in the consumer and materials sectors. CopperRock is the dedicated small market capitalization sub-advisor for the Fund.

Prior to their removal from the Fund, KBI underperformed during the period as their focus on undervalued companies led to them not investing in many of the strongest performing Chinese technology companies during this period.

Prior to their removal from the Fund, Investec outperformed during this period as their focus on earnings revision momentum kept them invested in many of the top performing technology stocks.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2018

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2018, the Fund’s Y-3 share class performance was 12.47% compared to its benchmark return of 13.59%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2018, the Fund employed four sub-advisors, Acadian Asset Management LLC (Acadian), MFG Asset Management (MFG), Martingale Asset Management, L.P. (Martingale) and Parametric Portfolio Associates LLC (Parametric).

Acadian’s process uses both risk analysis and stock forecasts to build the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investable universe. Once a stock’s risk is determined, Acadian uses its stock forecast model as an overlay to determine the optimal mix of securities. Acadian’s security return forecasting model incorporates five categories including value, growth, risk, macroeconomic, and technical factors.

MFG screens the universe of investable global stocks to identify high quality companies based on key quality criteria: the sustainability of a company’s competitive advantages; the predictability and reliability of future cash flows and earnings; the extent to which management will act in the best interest of shareholders; and re-investment potential. MFG then evaluates investment opportunities quantitatively incorporating both long-term intrinsic value and three-year forecast total shareholder returns using MFG’s proprietary forecasts. MFG determines portfolio construction by each stock’s ranking based on the qualitative assessment of the key criteria, the quantitative assessment driven by valuation, and detailed macroeconomic research within a robust risk management framework. From time to time, MFG may hold up to 20% of its portion of the Fund in cash if warranted by its assessment of the macro environment.

Martingale’s approach to low volatility investing is built around a risk-adjusted market index methodology which promotes broad and stable diversification combined with a valuation overlay that favors low risk companies with stronger fundamentals. Martingale’s systematic stock evaluation incorporates measures of relative valuation, growth and quality, along with each security’s risk properties.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index (the Fund’s benchmark), rose 13.59% during the 12-month period ended March 31, 2018. U.S. equities rallied with the S&P 500 Index up 14.10% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned 14.80% and 24.93%, respectively, over the same time period.

Mercer Global Low Volatility Equity Fund

Markets rose steadily from the end of the first quarter of 2017 until late January 2018. Performance was boosted by synchronized global growth, unusually subdued volatility and strong corporate earnings growth. The US tax reform package, which was signed into law at the end of 2017, boosted investor optimism. Growth outside the US was also helped by the continued easy monetary policies of the European Central Bank and the Bank of Japan. The best performers over the period were growth technology stocks. Value and defensive stocks significantly lagged behind.

The recent losses suffered by global equity markets, which began at the end of January 2018, have been attributed to investor concerns around rising inflation, concerns that imposition of tariffs could negatively impact growth, and a loss in positive momentum for some of the largest technology companies, which had outperformed in the prior year.

The Mercer Global Low Volatility Equity Fund returned 12.47%, underperforming the MSCI World Index by 1.12% for the 12-month period ended March 31, 2018. The Fund’s defensive posture — lower risk and volatility — was a negative contributor to performance for the Fund as these factors underperformed. Additionally, being underweight the euro in the period when it appreciated significantly versus the US dollar was one of the main drags on the Fund’s performance. Another detractor to the Fund’s performance was its allocation to cash.

While Martingale and Acadian, which employ defensive strategies, struggled to beat their respective benchmarks, MFG showed solid outperformance.

The main driver for MFG’s outperformance was overweight to the technology sector, which was one of the strongest performing sectors for the period ended March 31, 2018. Significant underweight to the euro and MFG’s allocation to cash in the portfolio were its main performance detractors.

The Martingale strategy, which provides U.S. large cap exposure for the Fund, trailed the Russell 1000 Index primarily due to sector allocation. The strategy generally holds overweight allocations to consumer staples, utilities and real estate investment trusts (REITs), as these sectors tend to be lower volatility sectors. These three sectors were among the worst performing sectors during the period. In addition, the Martingale strategy was also underweight the technology sector, which performed well during the period. Having only a minimal allocation to energy, however, helped the strategy’s performance.

The Acadian strategy, which provides international equity exposure for the Fund, underperformed compared to the MSCI EAFE Index, mainly as a result of an overweight allocation to under-performing sectors. While stock selection was positive during the period, Acadian held overweight positions in consumer staples, utilities, telecom and pharmaceuticals, which trailed the stronger performance of the technology, consumer discretionary and industrials sectors. Holding higher weights in underperforming sectors caused Acadian’s portfolio to trail the MSCI EAFE Index.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options,

Mercer Global Low Volatility Equity Fund

or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2018

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2018

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2018. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	COMMON STOCKS — 95.4%

	Aerospace & Defense — 1.4%

10,391	Boeing Co. (The)	3,407,001
1,550	Lockheed Martin Corp.	523,791
4,688	Northrop Grumman Corp.	1,636,675
10,272	Spirit AeroSystems Holdings, Inc. Class A	859,766
6,702	United Technologies Corp.	843,246

		7,270,479

	Agriculture — 0.3%

13,982	Altria Group, Inc.	871,358
6,032	Philip Morris International, Inc.	599,581

		1,470,939

	Airlines — 2.5%

81,875	American Airlines Group, Inc.	4,254,225
67,476	Delta Air Lines, Inc.	3,698,360
35,093	Southwest Airlines Co.	2,010,127
38,079	United Continental Holdings, Inc.*	2,645,348

		12,608,060

	Apparel — 1.4%

33,600	Hanesbrands, Inc.‡	618,912
42,850	LVMH Moet Hennessy Louis Vuitton SE, ADR‡	2,641,702
15,003	Michael Kors Holdings, Ltd.*	931,386
34,966	NIKE, Inc. Class B	2,323,141
1,541	Ralph Lauren Corp.	172,284
5,141	VF Corp.	381,051

		7,068,476

	Auto Manufacturers — 1.0%

39,424	Fiat Chrysler Automobiles NV	808,981
115,262	General Motors Co.	4,188,621

		4,997,602

	Auto Parts & Equipment — 1.3%

43,700	Goodyear Tire & Rubber Co. (The)	1,161,546
14,125	Lear Corp.	2,628,521
48,602	Magna International, Inc. Class A	2,738,723

		6,528,790

	Banks — 5.5%

157,563	Bank of America Corp.	4,725,314
23,900	BNP Paribas SA, ADR	890,156
8,691	CIT Group, Inc.	447,587
121,773	Citigroup, Inc.	8,219,677
44,282	Citizens Financial Group, Inc.	1,858,958
60,716	Fifth Third Bancorp	1,927,733
24,179	First Republic Bank	2,239,217

26	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Banks — continued

3,078	Goldman Sachs Group (The), Inc.	775,225
37,209	JPMorgan Chase & Co.	4,091,874
16,612	Morgan Stanley	896,384
129,478	Regions Financial Corp.	2,405,701

		28,477,826

	Beverages — 4.7%

31,425	Anheuser-Busch InBev SA, ADR	3,454,864
156,225	Coca-Cola Co. (The)	6,784,852
31,780	Diageo Plc, ADR	4,303,647
69,550	Heineken NV, ADR	3,745,963
15,100	Molson Coors Brewing Co. Class B	1,137,483
36,203	Monster Beverage Corp.*	2,071,174
26,191	PepsiCo, Inc.	2,858,748

		24,356,731

	Biotechnology — 2.5%

16,538	Alexion Pharmaceuticals, Inc.*	1,843,325
3,314	Biogen, Inc.*	907,439
27,474	Celgene Corp.*	2,450,956
32,459	Gilead Sciences, Inc.	2,447,084
9,225	Illumina, Inc.*	2,180,975
4,100	Shire Plc, ADR	612,499
13,839	Vertex Pharmaceuticals, Inc.*	2,255,480

		12,697,758

	Building Materials — 0.4%

47,276	Masco Corp.	1,911,841

	Chemicals — 2.0%

33,076	Celanese Corp. Series A	3,314,546
7,720	DowDuPont, Inc.	491,841
7,200	Eastman Chemical Co.	760,176
54,994	LyondellBasell Industries NV Class A	5,811,766

		10,378,329

	Commercial Services — 3.0%

37,700	AerCap Holdings NV *	1,912,144
18,700	Macquarie Infrastructure Corp.	690,591
3,664	ManpowerGroup, Inc.	421,726
17,791	New Oriental Education & Technology Group, Inc., ADR	1,559,381
39,741	PayPal Holdings, Inc.*	3,015,150
36,265	Quanta Services, Inc.*	1,245,703
22,479	Robert Half International, Inc.	1,301,309
4,562	S&P Global, Inc.	871,616
7,285	United Rentals, Inc.*	1,258,338
153,492	Western Union Co. (The)	2,951,651

		15,227,609

See accompanying Notes to the Financial Statements.	27

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Computers — 2.4%

26,757	Apple, Inc.	4,489,289
26,683	Cognizant Technology Solutions Corp. Class A	2,147,982
35,777	Hewlett Packard Enterprise Co.	627,529
73,051	HP, Inc.	1,601,278
1,991	International Business Machines Corp.	305,479
19,856	NetApp, Inc.	1,224,917
24,164	Seagate Technology Plc	1,414,077
7,627	Western Digital Corp.	703,743

		12,514,294

	Cosmetics & Personal Care — 1.8%

2,240	Colgate-Palmolive Co.	160,563
114,227	Procter & Gamble Co. (The)	9,055,917

		9,216,480

	Distribution & Wholesale — 0.3%

4,836	W.W. Grainger, Inc.	1,365,058

	Diversified Financial Services — 4.7%

102,353	Ally Financial, Inc.	2,778,884
14,265	American Express Co.	1,330,639
38,176	Ameriprise Financial, Inc.	5,647,758
40,514	Charles Schwab Corp. (The)	2,115,641
42,488	Discover Financial Services	3,056,162
15,958	Mastercard, Inc. Class A	2,795,203
20,514	Navient Corp.	269,144
26,100	OneMain Holdings, Inc.*	781,434
62,000	Santander Consumer USA Holdings, Inc.	1,010,600
59,300	SLM Corp.*	664,753
33,762	Synchrony Financial	1,132,040
20,328	Visa, Inc. Class A‡	2,431,635

		24,013,893

	Electric — 0.6%

84,552	AES Corp.	961,356
3,488	CenterPoint Energy, Inc.	95,571
24,374	Entergy Corp.	1,920,184
2,048	Pinnacle West Capital Corp.	163,431

		3,140,542

	Electronics — 1.0%

10,877	Agilent Technologies, Inc.	727,671
98,228	Corning, Inc.	2,738,597
225	Mettler-Toledo International, Inc.*	129,382
14,789	TE Connectivity, Ltd.	1,477,421

		5,073,071

28	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Engineering & Construction — 0.2%

20,100	AECOM*	716,163
8,341	Jacobs Engineering Group, Inc.	493,370

		1,209,533

	Entertainment — 0.1%

7,200	Cinemark Holdings, Inc.‡	271,224

	Food — 5.2%

85,402	Conagra Brands, Inc.	3,149,626
20,209	General Mills, Inc.	910,618
52,788	Hershey Co. (The)	5,223,900
94,975	Kellogg Co.‡	6,174,325
55,581	Kroger Co. (The)	1,330,609
86,300	Nestle SA, ADR	6,822,015
47,853	Sysco Corp.	2,869,266
6,322	Tyson Foods, Inc. Class A	462,707

		26,943,066

	Health Care - Products — 1.1%

28,692	Baxter International, Inc.	1,866,128
11,147	Edwards Lifesciences Corp.*	1,555,229
9,259	IDEXX Laboratories, Inc.*	1,772,080
4,400	Zimmer Biomet Holdings, Inc.	479,776

		5,673,213

	Health Care - Services — 1.4%

3,722	Aetna, Inc.	629,018
4,914	Centene Corp.*	525,159
7,515	DaVita, Inc.*	495,539
6,676	Humana, Inc.	1,794,709
10,722	Laboratory Corp. of America Holdings*	1,734,284
5,873	Quest Diagnostics, Inc.	589,062
5,969	UnitedHealth Group, Inc.	1,277,366

		7,045,137

	Home Builders — 1.1%

68,781	D.R. Horton, Inc.	3,015,359
97,999	PulteGroup, Inc.	2,889,990

		5,905,349

	Housewares — 0.1%

11,600	Tupperware Brands Corp.	561,208

	Insurance — 3.4%
115,862	Aegon NV, ADR‡	784,386
21,530	Allstate Corp. (The)	2,041,044
10,716	Berkshire Hathaway, Inc. Class B*	2,137,628
66,000	Hartford Financial Services Group (The), Inc.	3,400,320

See accompanying Notes to the Financial Statements.	29

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Insurance — continued

26,092	Lincoln National Corp.	1,906,282
33,007	MetLife, Inc.	1,514,691
19,853	Prudential Financial, Inc.	2,055,778
30,700	Radian Group, Inc.	584,528
37,899	Unum Group	1,804,371
28,018	Voya Financial, Inc.	1,414,909

		17,643,937

	Internet — 4.8%

13,549	Alibaba Group Holding, Ltd., ADR* ‡	2,486,783
1,511	Alphabet, Inc. Class A*	1,567,119
2,465	Alphabet, Inc. Class C*	2,543,362
2,274	Amazon.com, Inc.*	3,291,251
1,704	Booking Holdings, Inc.*	3,544,985
31,426	Ctrip.com International, Ltd., ADR*	1,465,080
76,576	eBay, Inc.*	3,081,418
7,254	F5 Networks, Inc.*	1,049,001
16,996	Facebook, Inc. Class A*	2,715,791
3,661	MercadoLibre, Inc.	1,304,744
13,401	VeriSign, Inc.* ‡	1,588,823

		24,638,357

	Investment Company — 0.3%

67,944	Leucadia National Corp.	1,544,367

	Iron & Steel — 0.4%

12,340	Reliance Steel & Aluminum Co.	1,058,031
20,826	Steel Dynamics, Inc.	920,926

		1,978,957

	Leisure Time — 1.1%

70,100	Carnival Corp.	4,597,158
12,200	Norwegian Cruise Line Holdings, Ltd.*	646,234
3,898	Royal Caribbean Cruises, Ltd.	458,950

		5,702,342

	Lodging — 0.6%

12,883	Las Vegas Sands Corp.	926,288
14,301	Wyndham Worldwide Corp.	1,636,463
1,808	Wynn Resorts, Ltd.	329,707

		2,892,458

	Machinery - Diversified — 0.6%

32,901	Cognex Corp.	1,710,523
9,538	Cummins, Inc.	1,546,014

		3,256,537

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Media — 5.0%

16,679	CBS Corp. Class B	857,134
228,775	Comcast Corp. Class A	7,817,242
78,045	News Corp. Class A	1,233,111
104,960	Sirius XM Holdings, Inc.‡	654,950
4,359	Thomson Reuters Corp. (New York Exchange)	168,475
72,325	Time Warner, Inc.	6,840,499
81,950	Walt Disney Co. (The)	8,231,058

		25,802,469

	Mining — 0.1%

18,775	Teck Resources, Ltd. Class B	483,644

	Miscellaneous - Manufacturing — 0.1%

4,900	Eaton Corp. Plc	391,559
20,145	General Electric Co.	271,555

		663,114

	Oil & Gas — 5.9%

18,800	Anadarko Petroleum Corp.	1,135,708
12,167	Andeavor	1,223,513
91,173	BP Plc, ADR	3,696,153
95,000	Canadian Natural Resources, Ltd.	2,989,650
4,763	Chevron Corp.	543,173
59,149	ConocoPhillips	3,506,944
51,200	Devon Energy Corp.	1,627,648
2,001	Exxon Mobil Corp.	149,295
22,800	Helmerich & Payne, Inc.‡	1,517,568
38,051	Marathon Oil Corp.	613,763
56,650	Marathon Petroleum Corp.	4,141,681
5,660	Phillips 66	542,907
8,065	Pioneer Natural Resources Co.	1,385,406
60,234	Southwestern Energy Co.*	260,813
72,440	Valero Energy Corp.	6,720,259

		30,054,481

	Oil & Gas Services — 0.4%

23,700	Oceaneering International, Inc.	439,398
25,200	Schlumberger, Ltd.	1,632,456

		2,071,854

	Packaging & Containers — 0.4%

20,700	Crown Holdings, Inc.*	1,050,525
25,508	Sealed Air Corp.‡	1,091,487

		2,142,012

	Pharmaceuticals — 4.8%

4,800	AbbVie, Inc.	454,320
52,790	Bristol-Myers Squibb Co.	3,338,968

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Pharmaceuticals — continued

38,604	CVS Health Corp.	2,401,555
11,585	Eli Lilly & Co.	896,331
36,462	Express Scripts Holding Co.*	2,518,795
47,900	Horizon Pharma Plc*	680,180
3,500	Jazz Pharmaceuticals Plc*	528,465
31,170	Johnson & Johnson	3,994,435
16,400	Mallinckrodt Plc* ‡	237,472
13,866	McKesson Corp.	1,953,303
35,291	Merck & Co., Inc.	1,922,301
23,300	Mylan NV*	959,261
114,025	Pfizer, Inc.	4,046,747
11,700	Portola Pharmaceuticals, Inc.* ‡	382,122
1,360	Zoetis, Inc.	113,574

		24,427,829

	Pipelines — 0.2%

67,100	Kinder Morgan, Inc.	1,010,526

	Private Equity — 1.0%

63,520	Blackstone Group, LP (The)*	2,029,464
145,530	KKR & Co., LP*	2,954,259

		4,983,723

	Real Estate — 0.4%

42,349	CBRE Group, Inc. Class A*	1,999,720

	Retail — 8.8%

10,400	Advance Auto Parts, Inc.	1,232,920
78,964	Bed Bath & Beyond, Inc.	1,657,454
42,457	Best Buy Co., Inc.	2,971,565
8,012	Costco Wholesale Corp.	1,509,701
53,775	Darden Restaurants, Inc.	4,584,319
22,000	Dick’s Sporting Goods, Inc.	771,100
26,325	Dunkin’ Brands Group, Inc.‡	1,571,339
2,894	Foot Locker, Inc.	131,793
15,258	Gap, Inc. (The)	476,050
29,533	Kohl’s Corp.	1,934,707
4,201	Lowe’s Cos., Inc.	368,638
12,678	Macy’s, Inc.	377,044
50,732	McDonald’s Corp.	7,933,470
19,340	Nordstrom, Inc.	936,249
10,933	Ross Stores, Inc.	852,555
43,283	Target Corp.	3,005,139
31,785	Ulta Salon Cosmetics & Fragrance, Inc.*	6,492,722
4,566	Walgreens Boots Alliance, Inc.	298,936
89,601	Walmart, Inc.	7,971,801

		45,077,502

32	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Semiconductors — 2.3%

73,540	Applied Materials, Inc.	4,089,559
10,577	KLA-Tencor Corp.	1,152,999
5,036	Lam Research Corp.	1,023,114
60,872	Micron Technology, Inc.*	3,173,866
9,945	NVIDIA Corp.	2,303,163

		11,742,701

	Shipbuilding — 0.2%

4,318	Huntington Ingalls Industries, Inc.	1,113,008

	Software — 6.8%

30,665	Activision Blizzard, Inc.	2,068,661
11,259	Adobe Systems, Inc.*	2,432,845
87,478	Cadence Design Systems, Inc.*	3,216,566
16,144	CDK Global, Inc.	1,022,561
24,411	Citrix Systems, Inc.*	2,265,341
73,100	First Data Corp. Class A*	1,169,600
12,047	Intuit, Inc.	2,088,347
100,523	Microsoft Corp.	9,174,734
17,417	MSCI, Inc. Class A	2,603,319
19,839	salesforce.com, Inc.*	2,307,276
15,142	ServiceNow, Inc.*	2,505,244
20,916	Splunk, Inc.*	2,057,925
22,122	Synopsys, Inc.*	1,841,435

		34,753,854

	Telecommunications — 1.8%

38,500	AT&T, Inc.	1,372,525
53,298	CenturyLink, Inc.	875,686
52,160	Cisco Systems, Inc.	2,237,143
13,918	Motorola Solutions, Inc.	1,465,565
28,536	Telstra Corp., Ltd., ADR	344,144
60,141	Verizon Communications, Inc.	2,875,943

		9,171,006

	TOTAL COMMON STOCKS (COST $424,228,249)	489,080,906

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 4.9%

	Bank Deposit — 4.3%

21,705,877	State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	21,705,877

	Mutual Fund - Securities Lending Collateral — 0.5%

2,508,628	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## ***	2,508,628

See accompanying Notes to the Financial Statements.	33

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)		Description	Value ($)

		U.S. Government and Agency Obligations — 0.1%

550,000		United States Treasury Bill, 0.99%, due 04/05/18** ‡‡	549,926

		TOTAL SHORT-TERM INVESTMENTS (COST $24,764,432)	24,764,431

		TOTAL INVESTMENTS — 100.3% (Cost $448,992,681)	513,845,337

		Other Assets and Liabilities (net) — (0.3)%	(1,287,717)

		NET ASSETS — 100.0%	$512,557,620

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

	##	The rate disclosed is the 7 day net yield as of March 31, 2018.

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

34	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
141	S&P 500 E-mini Index	Jun 2018	$18,633,150	$(537,465)
11	S&P Mid 400 E-mini Index	Jun 2018	2,071,410	(37,424)

				$(574,889)

See accompanying Notes to the Financial Statements.	35

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.4
Futures Contracts	(0.1)
Short-Term Investments	4.9
Other Assets and Liabilities (net)	(0.2)

100.0%

36	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	COMMON STOCKS — 96.0%

	Aerospace & Defense — 1.7%

27,448	HEICO Corp.‡	2,382,761
34,620	KLX, Inc.*	2,460,097
15,500	Moog, Inc. Class A*	1,277,355
50,900	Spirit AeroSystems Holdings, Inc. Class A	4,260,330
14,685	Teledyne Technologies, Inc.*	2,748,591
8,404	TransDigm Group, Inc.	2,579,524

		15,708,658

	Agriculture — 0.2%

27,600	Bunge, Ltd.	2,040,744

	Airlines — 0.8%

24,100	Alaska Air Group, Inc.	1,493,236
111,000	JetBlue Airways Corp.*	2,255,520
68,746	SkyWest, Inc.	3,739,783

		7,488,539

	Apparel — 0.8%

29,044	Carter’s, Inc.	3,023,481
17,673	Columbia Sportswear Co.	1,350,747
39,700	Michael Kors Holdings, Ltd.*	2,464,576

		6,838,804

	Auto Manufacturers — 0.2%

93,900	Wabash National Corp.	1,954,059

	Auto Parts & Equipment — 2.4%

29,800	Allison Transmission Holdings, Inc.	1,163,988
30,100	BorgWarner, Inc.	1,511,923
8,800	Cooper-Standard Holdings, Inc.*	1,080,728
64,980	Dana, Inc.	1,673,885
61,906	Delphi Technologies Plc	2,949,821
30,239	Dorman Products, Inc.*	2,002,124
81,300	Goodyear Tire & Rubber Co. (The)	2,160,954
62,013	Horizon Global Corp.* ‡	510,987
16,500	Lear Corp.	3,070,485
27,700	Tenneco, Inc.	1,519,899
39,700	Tower International, Inc.	1,101,675
9,673	Visteon Corp.*	1,066,351
12,388	WABCO Holdings, Inc.*	1,658,382

		21,471,202

	Banks — 6.1%

86,975	BankUnited, Inc.	3,477,260
21,400	Bryn Mawr Bank Corp.	940,530
40,300	CIT Group, Inc.	2,075,450
34,710	Columbia Banking System, Inc.	1,456,084

See accompanying Notes to the Financial Statements.	37

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Banks — continued

50,044	East-West Bancorp, Inc.	3,129,752
39,200	Fidelity Southern Corp.	904,344
56,597	First Interstate BancSystem, Inc.	2,238,411
46,677	Glacier Bancorp, Inc.‡	1,791,463
52,387	Great Western Bancorp, Inc.	2,109,624
48,700	Hanmi Financial Corp.	1,497,525
57,976	Home BancShares, Inc.	1,322,433
91,700	Hope Bancorp, Inc.	1,668,023
61,872	KeyCorp	1,209,598
95,100	Old National Bancorp	1,607,190
26,583	Pinnacle Financial Partners, Inc.	1,706,629
251,000	Regions Financial Corp.	4,663,580
20,877	Signature Bank*	2,963,490
18,375	SVB Financial Group*	4,410,184
162,200	TCF Financial Corp.	3,699,782
23,164	Texas Capital Bancshares, Inc.*	2,082,444
19,276	UMB Financial Corp.	1,395,390
39,311	Webster Financial Corp.	2,177,829
65,901	Western Alliance Bancorp*	3,829,507
60,500	Zions Bancorporation	3,190,165

		55,546,687

	Biotechnology — 1.3%

49,080	Acceleron Pharma, Inc.* ‡	1,919,028
70,523	Amicus Therapeutics, Inc.* ‡	1,060,666
7,220	Avexis, Inc.*	892,248
10,540	Bio-Rad Laboratories, Inc. Class A*	2,635,843
60,520	Medicines Co. (The)* ‡	1,993,529
14,379	Sage Therapeutics, Inc.*	2,316,025
11,400	United Therapeutics Corp.*	1,280,904

		12,098,243

	Building Materials — 2.0%

129,360	Builders FirstSource, Inc.*	2,566,502
38,752	Eagle Materials, Inc.	3,993,394
17,875	Lennox International, Inc.	3,653,114
26,500	Owens Corning	2,130,600
18,755	Simpson Manufacturing Co., Inc.	1,080,100
103,593	Summit Materials, Inc. Class A*	3,136,796
24,675	US Concrete, Inc.*	1,490,370

		18,050,876

	Chemicals — 3.4%

57,950	Axalta Coating Systems, Ltd.*	1,749,510
41,202	Cabot Corp.	2,295,775
25,200	Celanese Corp. Series A	2,525,292
26,400	Eastman Chemical Co.	2,787,312
223,556	Huntsman Corp.	6,539,013
20,787	Ingevity Corp.*	1,531,794

38	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Chemicals — continued

21,591	Methanex Corp.	1,309,494
93,660	Orion Engineered Carbons SA	2,538,186
15,497	Quaker Chemical Corp.	2,295,571
72,059	RPM International, Inc.	3,435,053
40,420	W.R. Grace & Co.	2,474,917
14,656	Westlake Chemical Corp.	1,629,014

		31,110,931

	Coal — 0.1%

7,439	Arch Coal, Inc.	683,495

	Commercial Services — 8.7%

68,796	Avis Budget Group, Inc.*	3,222,405
69,985	Booz Allen Hamilton Holding Corp.	2,709,819
24,356	Bright Horizons Family Solutions, Inc.*	2,428,780
15,400	Carriage Services, Inc.	425,964
29,883	CoStar Group, Inc.*	10,837,967
57,359	Deluxe Corp.	4,245,140
62,366	Gartner, Inc.*	7,335,489
24,151	Grand Canyon Education, Inc.*	2,533,923
33,065	Green Dot Corp. Class A*	2,121,450
39,484	Healthcare Services Group, Inc.‡	1,716,764
37,552	HealthEquity, Inc.*	2,273,398
37,062	IHS Markit, Ltd.*	1,787,871
44,291	Live Nation Entertainment, Inc.*	1,866,423
9,425	LSC Communications, Inc.	164,466
29,000	ManpowerGroup, Inc.	3,337,900
32,607	MarketAxess Holdings, Inc.	7,090,066
46,617	Nielsen Holdings Plc	1,481,954
25,663	Paylocity Holding Corp.*	1,314,716
113,115	Ritchie Bros Auctioneers, Inc.	3,559,729
37,860	Robert Half International, Inc.	2,191,715
25,133	RR Donnelley & Sons Co.	219,411
33,780	Sotheby’s*	1,733,252
53,070	Total System Services, Inc.	4,577,818
78,901	TransUnion*	4,479,999
73,600	Western Union Co. (The)‡	1,415,328
22,800	WEX, Inc.*	3,570,936

		78,642,683

	Computers — 2.3%

24,300	Amdocs, Ltd.	1,621,296
77,300	Convergys Corp.	1,748,526
15,048	EPAM Systems, Inc.*	1,723,297
60,100	Fortinet, Inc.*	3,220,158
48,439	Lumentum Holdings, Inc.*	3,090,408
33,846	Mercury Systems, Inc.*	1,635,439
140,570	NCR Corp.*	4,430,766
42,200	Seagate Technology Plc	2,469,544

See accompanying Notes to the Financial Statements.	39

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Computers — continued

69,336	VeriFone Systems, Inc.*	1,066,388

		21,005,822

	Distribution & Wholesale — 0.5%

33,971	KAR Auction Services, Inc.	1,841,228
11,944	Pool Corp.	1,746,452
25,400	ScanSource, Inc.*	902,970

		4,490,650

	Diversified Financial Services — 3.5%

194,001	Ally Financial, Inc.	5,267,127
31,920	Artisan Partners Asset Management, Inc. Class A	1,062,936
35,692	E*TRADE Financial Corp.*	1,977,694
35,362	Eaton Vance Corp.	1,968,603
18,000	Federal Agricultural Mortgage Corp. Class C	1,566,360
42,900	Lazard, Ltd. Class A	2,254,824
54,700	Legg Mason, Inc.	2,223,555
28,910	LPL Financial Holdings, Inc.	1,765,534
96,000	Navient Corp.	1,259,520
100,444	OneMain Holdings, Inc.*	3,007,293
26,135	Raymond James Financial, Inc.	2,336,730
22,344	SEI Investments Co.	1,673,789
252,332	SLM Corp.*	2,828,642
19,594	Stifel Financial Corp.	1,160,553
31,562	WageWorks, Inc.*	1,426,602

		31,779,762

	Electric — 1.1%

58,900	AES Corp.	669,693
23,100	CenterPoint Energy, Inc.	632,940
27,000	Entergy Corp.	2,127,060
133,331	OGE Energy Corp.	4,369,257
46,085	Portland General Electric Co.	1,866,903
12,900	SCANA Corp.	484,395

		10,150,248

	Electrical Components & Equipment — 0.5%

19,219	Advanced Energy Industries, Inc.*	1,228,094
30,400	Energizer Holdings, Inc.‡	1,811,232
34,733	Generac Holdings, Inc.*	1,594,592

		4,633,918

	Electronics — 2.5%

21,700	Arrow Electronics, Inc.*	1,671,334
45,300	Avnet, Inc.	1,891,728
11,322	Coherent, Inc.*	2,121,743
117,400	Flex, Ltd.*	1,917,142
75,873	FLIR Systems, Inc.	3,794,409

40	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Electronics — continued

34,000	Jabil, Inc.	976,820
2,037	Mettler-Toledo International, Inc.*	1,171,336
42,552	National Instruments Corp.	2,151,855
3,574	Rogers Corp.*	427,236
43,100	Sanmina Corp.*	1,127,065
7,548	Tech Data Corp.*	642,561
44,757	Trimble, Inc.*	1,605,881
68,200	TTM Technologies, Inc.*	1,042,778
117,800	Vishay Intertechnology, Inc.‡	2,191,080

		22,732,968

	Energy-Alternate Sources — 0.1%

61,000	Renewable Energy Group, Inc.* ‡	780,800

	Engineering & Construction — 1.2%

37,900	Chicago Bridge & Iron Co. NV‡	545,760
43,726	Exponent, Inc.	3,439,050
44,900	Fluor Corp.	2,569,178
36,880	MasTec, Inc.*	1,735,204
32,750	TopBuild Corp.*	2,506,030

		10,795,222

	Entertainment — 0.9%

72,149	Lions Gate Entertainment Corp. Class B	1,737,348
21,126	Penn National Gaming, Inc.*	554,769
27,170	Six Flags Entertainment Corp.‡	1,691,604
19,209	Vail Resorts, Inc.	4,258,635

		8,242,356

	Food — 1.3%

35,438	Blue Buffalo Pet Products, Inc.*	1,410,787
22,700	Ingles Markets, Inc. Class A	768,395
64,700	Pilgrim’s Pride Corp.*	1,592,267
47,570	Pinnacle Foods, Inc.	2,573,537
20,600	Sanderson Farms, Inc.‡	2,451,812
29,600	SpartanNash Co.	509,416
59,061	Sprouts Farmers Market, Inc.*	1,386,162
24,263	US Foods Holding Corp.*	795,098
18,609	Weis Markets, Inc.	762,597

		12,250,071

	Forest Products & Paper — 0.3%

27,100	Clearwater Paper Corp.*	1,059,610
35,400	Schweitzer-Mauduit International, Inc.	1,385,910

		2,445,520

	Hand & Machine Tools — 0.4%

23,120	Lincoln Electric Holdings, Inc.	2,079,644

See accompanying Notes to the Financial Statements.	41

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Hand & Machine Tools — continued

18,100	Regal Beloit Corp.	1,327,635

		3,407,279

	Health Care - Products — 3.2%

4,153	ABIOMED, Inc.*	1,208,481
24,107	Cantel Medical Corp. Class B	2,685,761
24,771	DENTSPLY SIRONA, Inc.	1,246,229
13,455	ICU Medical, Inc.*	3,396,042
10,707	IDEXX Laboratories, Inc.*	2,049,213
25,700	Integer Holdings Corp.*	1,453,335
53,473	K2M Group Holdings, Inc.* ‡	1,013,313
34,142	Merit Medical Systems, Inc.*	1,548,340
17,071	Penumbra, Inc.* ‡	1,974,261
78,925	STERIS Plc	7,368,438
46,616	West Pharmaceutical Services, Inc.	4,115,727
67,886	Wright Medical Group NV* ‡	1,346,858

		29,405,998

	Health Care - Services — 1.4%

40,631	Acadia Healthcare Co., Inc.* ‡	1,591,923
56,600	Ensign Group, Inc. (The)	1,488,580
36,130	Envision Healthcare Corp.* ‡	1,388,476
18,253	ICON Plc, ADR*	2,156,409
31,700	LifePoint Health, Inc.*	1,489,900
21,160	Quest Diagnostics, Inc.	2,122,348
10,467	WellCare Health Plans, Inc.*	2,026,725

		12,264,361

	Home Builders — 0.9%

14,879	Cavco Industries, Inc.*	2,585,226
30,800	MDC Holdings, Inc.	859,936
60,700	PulteGroup, Inc.	1,790,043
13,200	Thor Industries, Inc.	1,520,244
60,900	TRI Pointe Group, Inc.*	1,000,587

		7,756,036

	Home Furnishings — 0.1%

23,400	Ethan Allen Interiors, Inc.	537,030

	Household Products & Wares — 0.3%

28,860	Avery Dennison Corp.	3,066,375

	Housewares — 0.7%

83,087	Newell Rubbermaid, Inc.	2,117,057
53,307	Toro Co. (The)	3,329,022
18,900	Tupperware Brands Corp.	914,382

		6,360,461

42	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Insurance — 4.3%

45,485	Arthur J. Gallagher & Co.	3,126,184
29,000	Aspen Insurance Holdings, Ltd.	1,300,650
11,000	Assurant, Inc.	1,005,510
64,200	Assured Guaranty, Ltd.	2,324,040
134,700	CNO Financial Group, Inc.	2,918,949
77,880	Essent Group, Ltd.*	3,314,573
12,400	Everest Re Group, Ltd.	3,184,568
18,600	HCI Group, Inc.	709,776
66,600	Heritage Insurance Holdings, Inc.‡	1,009,656
49,265	James River Group Holdings, Ltd.	1,747,429
48,000	Lincoln National Corp.	3,506,880
357,192	MGIC Investment Corp.*	4,643,496
37,974	ProAssurance Corp.	1,843,638
20,200	Reinsurance Group of America, Inc.	3,110,800
63,300	Universal Insurance Holdings, Inc.	2,019,270
73,600	Unum Group	3,504,096

		39,269,515

	Internet — 0.6%

38,893	Cogent Communications Holdings, Inc.	1,687,956
10,700	F5 Networks, Inc.*	1,547,327
51,451	Rapid7, Inc.*	1,315,602
24,492	Zendesk, Inc.*	1,172,432

		5,723,317

	Investment Companies — 0.7%

57,300	Ares Capital Corp.	909,351
44,650	Cannae Holdings, Inc.*	842,099
129,153	Leucadia National Corp.	2,935,648
59,200	New Mountain Finance Corp.	778,480
104,525	Oaktree Specialty Lending Corp.	440,050
66,200	Prospect Capital Corp.‡	433,610

		6,339,238

	Leisure Time — 1.2%

31,400	Brunswick Corp.	1,864,846
36,900	Harley-Davidson, Inc.‡	1,582,272
14,775	LCI Industries	1,538,816
89,267	Planet Fitness, Inc. Class A*	3,371,615
21,952	Polaris Industries, Inc.‡	2,513,943

		10,871,492

	Lodging — 0.5%

89,340	Boyd Gaming Corp.‡	2,846,372
13,400	Wyndham Worldwide Corp.	1,533,362

		4,379,734

See accompanying Notes to the Financial Statements.	43

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Machinery - Construction & Mining — 0.2%

16,791	BWX Technologies, Inc.	1,066,732
13,600	Oshkosh Corp.	1,050,872

		2,117,604

	Machinery - Diversified — 3.4%

35,244	Altra Industrial Motion Corp.	1,619,462
53,600	Briggs & Stratton Corp.	1,147,576
51,110	Cognex Corp.	2,657,209
59,640	Flowserve Corp.	2,584,201
137,717	Gardner Denver Holdings, Inc.*	4,225,157
45,587	Graco, Inc.	2,084,238
33,878	Middleby Corp. (The)* ‡	4,193,758
17,890	Nordson Corp.	2,439,122
32,422	Wabtec Corp.‡	2,639,151
52,579	Zebra Technologies Corp. Class A*	7,318,471

		30,908,345

	Media — 0.7%

14,800	AMC Networks, Inc. Class A* ‡	765,160
34,193	Nexstar Media Group, Inc. Class A‡	2,273,834
78,059	Sinclair Broadcast Group, Inc. Class A	2,443,247
67,300	TEGNA, Inc.	766,547

		6,248,788

	Metal Fabricate & Hardware — 0.7%

45,900	Global Brass & Copper Holdings, Inc.	1,535,355
24,131	RBC Bearings, Inc.*	2,997,070
34,244	Sun Hydraulics Corp.	1,834,109

		6,366,534

	Mining — 0.4%

69,690	Goldcorp, Inc.	963,116
319,925	Kinross Gold Corp.*	1,263,704
235,628	Tahoe Resources, Inc.	1,105,095

		3,331,915

	Miscellaneous - Manufacturing — 2.1%

45,400	American Outdoor Brands Corp.* ‡	468,528
42,320	AO Smith Corp.	2,691,129
15,499	AptarGroup, Inc.	1,392,275
36,670	Crane Co.	3,400,776
59,688	Hexcel Corp.	3,855,248
36,300	ITT, Inc.	1,777,974
16,127	John Bean Technologies Corp.	1,828,802
12,800	Textron, Inc.	754,816
35,700	Trinseo SA	2,643,585

		18,813,133

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Multi-National — 0.1%

47,900	Banco Latinoamericano de Comercio Exterior SA	1,365,150

	Office & Business Equipment — 0.6%

93,800	Pitney Bowes, Inc.	1,021,482
143,516	Xerox Corp.	4,130,391

		5,151,873

	Oil & Gas — 2.9%

52,903	Andeavor	5,319,926
22,805	Cabot Oil & Gas Corp.	546,864
175,006	Callon Petroleum Co.* ‡	2,317,079
74,700	Carrizo Oil & Gas, Inc.* ‡	1,195,200
38,932	Delek US Holdings, Inc.	1,584,532
18,100	Diamond Offshore Drilling, Inc.* ‡	265,346
32,676	Diamondback Energy, Inc.*	4,134,168
62,698	Matador Resources Co.* ‡	1,875,297
23,100	Murphy USA, Inc.*	1,681,680
58,300	Par Pacific Holdings, Inc.*	1,001,011
68,306	Parsley Energy, Inc. Class A*	1,980,191
48,400	PBF Energy, Inc. Class A	1,640,760
76,072	QEP Resources, Inc.*	744,745
32,347	RSP Permian, Inc.*	1,516,427
60,860	WPX Energy, Inc.*	899,511

		26,702,737

	Oil & Gas Services — 0.5%

38,942	Dril-Quip, Inc.*	1,744,602
59,700	Matrix Service Co.*	817,890
38,302	Oil States International, Inc.*	1,003,512
110,140	Superior Energy Services, Inc.*	928,480

		4,494,484

	Packaging & Containers — 0.6%

32,343	Berry Global Group, Inc.*	1,772,720
74,600	Owens-Illinois, Inc.*	1,615,836
18,920	Packaging Corp. of America	2,132,284

		5,520,840

	Pharmaceuticals — 3.3%

33,287	Alkermes Plc* ‡	1,929,314
64,816	Catalent, Inc.*	2,661,345
16,400	Eagle Pharmaceuticals, Inc.* ‡	864,116
61,128	Impax Laboratories, Inc.*	1,188,940
88,447	Ironwood Pharmaceuticals, Inc.* ‡	1,364,737
42,751	Jazz Pharmaceuticals Plc*	6,454,973
50,275	Lannett Co., Inc.* ‡	806,914
36,800	Mallinckrodt Plc*	532,864
35,710	Nektar Therapeutics* ‡	3,794,544

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Pharmaceuticals — continued

21,333	Neurocrine Biosciences, Inc.* ‡	1,769,146
53,800	Owens & Minor, Inc.‡	836,590
30,965	Pacira Pharmaceuticals, Inc.* ‡	964,560
15,225	PRA Health Sciences, Inc.*	1,263,066
68,451	Premier, Inc. Class A* ‡	2,143,201
736,117	TherapeuticsMD, Inc.*	3,584,890

		30,159,200

	Real Estate — 0.2%

21,890	FirstService Corp.	1,601,910

	REITS — 5.9%

73,114	American Campus Communities, Inc. REIT	2,823,663
227,300	Annaly Capital Management, Inc. REIT	2,370,739
50,900	Brixmor Property Group, Inc. REIT	776,225
163,500	Cedar Realty Trust, Inc. REIT	644,190
99,300	Chimera Investment Corp. REIT	1,728,813
52,000	City Office, Inc. REIT	601,120
19,190	Coresite Realty Corp. REIT	1,923,989
121,700	DDR Corp. REIT	892,061
95,291	Easterly Government Properties, Inc. REIT‡	1,943,936
109,500	Franklin Street Properties Corp. REIT	920,895
58,700	Government Properties Income Trust REIT‡	801,842
91,400	Hospitality Properties Trust REIT	2,316,076
18,400	Independence Realty Trust, Inc. REIT	168,912
67,760	Industrial Logistics Properties Trust REIT* ‡	1,378,238
59,000	InfraREIT, Inc. REIT	1,146,370
227,800	Lexington Realty Trust REIT	1,792,786
71,800	Mack-Cali Realty Corp. REIT	1,199,778
159,000	Medical Properties Trust, Inc. REIT	2,067,000
17,727	Mid-America Apartment Communities, Inc. REIT	1,617,412
57,600	MTGE Investment Corp. REIT	1,031,040
124,878	Physicians Realty Trust REIT	1,944,350
95,600	Piedmont Office Realty Trust, Inc. REIT Class A	1,681,604
56,600	Preferred Apartment Communities, Inc. REIT	803,154
38,740	QTS Realty Trust, Inc. REIT Class A	1,403,163
84,500	RLJ Lodging Trust REIT	1,642,680
68,800	Sabra Healthcare, Inc. REIT‡	1,214,320
95,800	Select Income REIT	1,866,184
139,600	Senior Housing Properties Trust REIT	2,186,136
89,900	Starwood Property Trust, Inc. REIT‡	1,883,405
225,437	Summit Hotel Properties, Inc. REIT	3,068,198
52,340	Sun Communities, Inc. REIT	4,782,306
181,900	VEREIT, Inc. REIT	1,266,024
70,800	Xenia Hotels & Resorts, Inc. REIT	1,396,176

		53,282,785

	Retail — 4.2%

78,700	American Eagle Outfitters, Inc.	1,568,491

46	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Retail — continued
113,804	Arcos Dorados Holdings, Inc. Class A	1,041,307
38,461	BJ’s Restaurants, Inc.	1,726,899
72,100	Bloomin’ Brands, Inc.	1,750,588
74,592	BMC Stock Holdings, Inc.*	1,458,274
59,340	Brinker International, Inc.‡	2,142,174
46,945	Burlington Stores, Inc. *	6,250,727
14,903	Dave & Buster’s Entertainment, Inc.*	622,051
29,700	Dick’s Sporting Goods, Inc.	1,040,985
16,800	Dillard’s, Inc. Class A‡	1,349,712
31,896	Five Below, Inc.*	2,339,253
62,993	Floor & Decor Holdings, Inc.* ‡	3,283,195
30,300	Foot Locker, Inc.	1,379,862
34,100	Kohl’s Corp.‡	2,233,891
22,121	Lithia Motors, Inc. Class A‡	2,223,603
72,926	Michaels Cos., Inc. (The)*	1,437,371
156,608	Office Depot, Inc.	336,707
29,804	PriceSmart, Inc.‡	2,490,124
60,400	Sonic Automotive, Inc. Class A‡	1,144,580
18,296	Texas Roadhouse, Inc. Class A	1,057,143
23,900	Williams-Sonoma, Inc.‡	1,260,964

		38,137,901

	Savings & Loans — 0.2%

33,800	Berkshire Hills Bancorp, Inc.	1,282,710
44,600	United Financial Bancorp, Inc.	722,520

		2,005,230

	Semiconductors — 1.9%

166,285	Advanced Micro Devices, Inc.*	1,671,164
60,700	Kulicke & Soffa Industries, Inc.*	1,518,107
26,395	Maxim Integrated Products, Inc.	1,589,507
11,870	MKS Instruments, Inc.	1,372,766
133,300	ON Semiconductor Corp.*	3,260,518
22,234	Power Integrations, Inc.	1,519,694
41,113	Silicon Laboratories, Inc.*	3,696,059
54,140	Teradyne, Inc.	2,474,739

		17,102,554

	Shipbuilding — 0.1%

4,400	Huntington Ingalls Industries, Inc.	1,134,144

	Software — 7.3%

103,840	Acxiom Corp.*	2,358,206
14,203	ANSYS, Inc.*	2,225,468
88,028	Black Knight, Inc.*	4,146,119
38,044	Blackbaud, Inc.‡	3,873,260
16,536	Broadridge Financial Solutions, Inc.	1,813,834
53,782	Callidus Software, Inc.*	1,933,463
14,918	Commvault Systems, Inc.*	853,310

See accompanying Notes to the Financial Statements.	47

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Software — continued
35,858	Cotiviti Holdings, Inc.*	1,234,949
9,425	Donnelley Financial Solutions, Inc.*	161,827
124,093	Evolent Health, Inc.*	1,768,325
98,038	First Data Corp. Class A*	1,568,608
26,084	Guidewire Software, Inc.*	2,108,370
21,646	HubSpot, Inc.* ‡	2,344,262
21,564	j2 Global, Inc.	1,701,831
28,436	MSCI, Inc. Class A	4,250,329
32,000	New Relic, Inc.*	2,371,840
178,805	Nuance Communications, Inc.*	2,816,179
57,479	PTC, Inc.*	4,483,937
63,300	RealPage, Inc.* ‡	3,259,950
25,945	Splunk, Inc.*	2,552,728
55,292	SS&C Technologies Holdings, Inc.	2,965,863
81,981	Talend SA, ADR*	3,944,926
24,337	Tyler Technologies, Inc.*	5,134,133
16,168	Ultimate Software Group, Inc. (The)* ‡	3,940,142
28,516	Veeva Systems, Inc. Class A*	2,082,238

		65,894,097

	Telecommunications — 2.4%

198,394	Ciena Corp.*	5,138,405
56,090	CommScope Holding Co., Inc.*	2,241,917
36,561	GTT Communications, Inc.* ‡	2,073,009
219,355	Infinera Corp.*	2,382,195
96,600	Juniper Networks, Inc.	2,350,278
23,558	LogMeIn, Inc.	2,722,127
20,900	Plantronics, Inc.	1,261,733
179,704	Viavi Solutions, Inc.*	1,746,723
60,340	Zayo Group Holdings, Inc.*	2,061,214

		21,977,601

	Transportation — 2.1%

31,300	Atlas Air Worldwide Holdings, Inc.*	1,892,085
38,142	J.B. Hunt Transport Services, Inc.	4,468,335
61,834	Knight-Swift Transportation Holdings, Inc.	2,844,982
13,320	Old Dominion Freight Line, Inc.	1,957,640
24,200	Ryder System, Inc.	1,761,518
77,981	Schneider National, Inc. Class B‡	2,032,185
374,039	Scorpio Tankers, Inc.	733,117
27,768	Werner Enterprises, Inc.	1,013,532
24,061	XPO Logistics, Inc.* ‡	2,449,651

		19,153,045

	TOTAL COMMON STOCKS (COST $732,518,597)	871,792,964

48	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 6.0%

		Bank Deposit — 4.2%

37,511,463		State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	37,511,463

		Mutual Fund - Securities Lending Collateral — 1.7%

15,377,859		State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## ***	15,377,859

		U.S. Government and Agency Obligations — 0.1%

1,150,000		United States Treasury Bill, 0.99%, due 04/05/18** ‡‡	1,149,845

		TOTAL SHORT-TERM INVESTMENTS (COST $54,039,169)	54,039,167

		TOTAL INVESTMENTS — 102.0% (Cost $786,557,766)	925,832,131

		Other Assets and Liabilities (net) — (2.0)%	(17,888,080)

		NET ASSETS — 100.0%	$907,944,051

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7 day net yield as of March 31, 2018.

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.	49

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
139	Russell 2000 Mini Index	Jun 2018	$10,641,840	$(475,473)
73	S&P Mid 400 E-mini Index	Jun 2018	13,746,630	(507,205)

				$(982,678)

50	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.0
Futures Contracts	(0.2)
Short-Term Investments	6.0
Other Assets and Liabilities (net)	(1.8)

100.0%

See accompanying Notes to the Financial Statements.	51

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	COMMON STOCKS — 90.3%

	Australia — 4.1%

49,220	Altium, Ltd.	760,154
186,895	Aristocrat Leisure, Ltd.	3,479,738
1,100,400	Asaleo Care, Ltd.	1,088,835
11,759	ASX, Ltd.	508,349
154,500	Australia & New Zealand Banking Group, Ltd.	3,201,248
294,129	BGP Holdings Plc* **** ¤	—
178,020	BHP Billiton, Ltd.	3,932,737
155,700	BlueScope Steel, Ltd.	1,828,560
570,326	Brambles, Ltd.	4,383,605
149,401	carsales.com, Ltd.	1,558,747
254,300	Coca-Cola Amatil, Ltd.	1,699,505
4,035	Cochlear, Ltd.	565,429
94,959	Crown Resorts, Ltd.	930,307
139,568	CSL, Ltd.	16,760,717
593,400	CSR, Ltd.	2,371,956
1,105,906	Evolution Mining, Ltd.	2,584,826
328,100	Fortescue Metals Group, Ltd.	1,096,756
987,052	Genworth Mortgage Insurance Australia, Ltd.‡	1,759,593
365,400	Harvey Norman Holdings, Ltd.‡	1,044,568
104,447	Iluka Resources, Ltd.	853,730
156,800	Lendlease Group	2,094,416
27,500	Macquarie Group, Ltd.	2,191,174
130,170	McMillan Shakespeare, Ltd.	1,697,661
788,200	Metcash, Ltd.	1,902,544
718,587	Nine Entertainment Co. Holdings, Ltd.	1,262,851
154,144	Orica, Ltd.	2,108,981
95,663	OZ Minerals, Ltd.	663,251
1,344,268	Qantas Airways, Ltd.	6,039,850
247,116	QBE Insurance Group, Ltd.	1,833,209
249,400	Retail Food Group, Ltd.‡	178,085
67,137	Rio Tinto, Ltd.	3,768,584
155,233	Santos, Ltd.*	609,261
279,509	Steadfast Group, Ltd.	541,547
963,340	Treasury Wine Estates, Ltd.	12,564,466

	Total Australia	87,865,240

	Austria — 1.0%

302,631	Erste Group Bank AG*	15,212,675
23,146	Oesterreichische Post AG	1,151,026
31,900	OMV AG	1,859,216
29,780	Vienna Insurance Group AG	997,332
50,100	Voestalpine AG	2,627,757

	Total Austria	21,848,006

	Belgium — 1.3%

50,100	Ageas	2,588,869
52,364	Anheuser-Busch InBev SA/NV, ADR	5,756,898
20,439	Bekaert SA	871,283

52	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Belgium — continued

13,779	KBC Ancora	850,207
128,480	KBC Group NV	11,193,615
1,695	Melexis NV	168,938
129,530	Umicore SA	6,868,237

	Total Belgium	28,298,047

	Bermuda — 0.2%

1,444,133	Esprit Holdings, Ltd.*	494,133
182,079	Hiscox, Ltd.	3,722,015
52,900	Hongkong Land Holdings, Ltd.	365,683

	Total Bermuda	4,581,831

	Brazil — 0.9%

674,100	JBS SA	1,896,388
1,353,200	Localiza Rent a Car SA	11,693,316
652,900	Lojas Renner SA	6,747,838

	Total Brazil	20,337,542

	Canada — 1.2%

2,452,230	Bombardier, Inc. Class B*	7,132,722
79,425	Canadian National Railway Co.	5,808,350
8,406	Fairfax Financial Holdings, Ltd.	4,258,062
526,580	First Quantum Minerals, Ltd.	7,388,662
37,269	Thomson Reuters Corp. (New York Exchange)	1,440,447

	Total Canada	26,028,243

	Cayman Islands — 1.8%

55,220	Alibaba Group Holding, Ltd., ADR*	10,135,079
2,388,000	China Resources Cement Holdings, Ltd.	2,083,753
537,500	CK Asset Holdings, Ltd.	4,548,297
3,714,000	Jiangnan Group, Ltd.	231,787
2,741,000	Lee & Man Paper Manufacturing, Ltd.	2,922,643
91,098	Melco Resorts & Entertainment, Ltd., ADR	2,640,020
262,800	Sands China, Ltd.	1,426,977
204,650	Tencent Holdings, Ltd.	10,893,561
473,600	Wynn Macau, Ltd.	1,736,770
1,314,000	Xinyi Glass Holdings, Ltd.*	2,005,006

	Total Cayman Islands	38,623,893

	China — 0.1%

905,000	China Railway Construction Corp., Ltd. Class H	914,074
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,692,766

	Total China	2,606,840

	Denmark — 1.1%

127,200	Danske Bank AS	4,751,914
113,150	DSV AS	8,919,564
25,521	Jyske Bank AS	1,511,501

See accompanying Notes to the Financial Statements.	53

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Denmark — continued

133,342	Novo Nordisk AS Class B	6,558,525
12,327	Royal Unibrew AS	819,273
33,840	Sydbank AS	1,247,403
25,305	Tryg AS	589,999

	Total Denmark	24,398,179

	Finland — 0.9%

174,967	Fortum OYJ‡	3,760,291
41,255	Kesko OYJ Class B	2,364,841
41,005	Kone OYJ Class B	2,047,222
181,173	Nokia OYJ	1,000,973
92,261	Stora Enso OYJ Class R‡	1,697,410
194,424	UPM-Kymmene OYJ	7,211,312
64,926	Wartsila OYJ Abp	1,435,708

	Total Finland	19,517,757

	France — 7.1%

13,800	Arkema SA	1,801,159
6,807	Atos SE	931,539
392,240	AXA SA	10,437,103
138,698	BNP Paribas SA	10,278,815
28,853	Casino Guichard Perrachon SA‡	1,414,043
30,999	Cie Generale des Etablissements Michelin SCA	4,579,851
131,851	CNP Assurances	3,327,500
149,327	Danone SA	12,088,774
51,412	Dassault Systemes SE	6,990,220
45,997	Edenred	1,599,743
229,737	Engie SA	3,836,239
3,919	Eramet*	540,200
71,800	Eutelsat Communications SA	1,423,084
5,346	Hermes International	3,168,305
42,863	IPSOS	1,684,547
18,520	Kering SA	8,875,920
44,667	L’Oreal SA	10,085,717
104,754	Legrand SA	8,217,653
4,214	LVMH Moet Hennessy Louis Vuitton SE	1,298,918
223,200	Natixis SA	1,831,182
54,563	Neopost SA	1,437,940
144,400	Orange SA	2,451,112
77,747	Pernod Ricard SA	12,945,130
162,788	Peugeot SA	3,918,389
16,000	Renault SA	1,942,851
4,011	Safran SA	424,843
160,978	Sanofi	12,929,122
106,077	Schneider Electric SE*	9,326,078
55,000	Societe Generale SA	2,990,833
132,900	Total SA	7,549,512
17,945	UBISOFT Entertainment SA*	1,515,123
103,818	Veolia Environnement SA	2,460,801

	Total France	154,302,246

54	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Germany — 8.7%

24,491	Aareal Bank AG	1,167,814
78,515	Adidas AG	19,005,589
27,551	Allianz SE	6,223,339
16,400	Aurubis AG	1,379,954
23,200	BASF SE	2,356,687
77,192	Bayer AG	8,724,087
53,935	Bayerische Motoren Werke AG	5,850,462
3,135	Bechtle AG	254,184
27,694	Beiersdorf AG	3,134,517
62,285	Brenntag AG	3,704,857
193,562	CECONOMY AG	2,230,988
32,014	Continental AG	8,838,761
20,454	Covestro AG	2,012,338
37,605	Daimler AG	3,193,936
173,139	Deutsche Lufthansa AG	5,527,999
92,924	Deutsche Post AG	4,061,523
221,621	Deutsche Wohnen SE	10,339,326
116,064	Deutz AG	1,064,724
130,389	E.ON SE	1,448,217
68,600	Evonik Industries AG	2,419,257
19,000	Fresenius Medical Care AG & Co. KGaA, ADR	970,520
40,650	Fresenius Medical Care AG & Co. KGaA	4,148,599
117,352	GEA Group AG	4,989,923
97,160	HeidelbergCement AG	9,541,539
548,650	Infineon Technologies AG	14,691,186
1,204	Isra Vision AG	253,632
31,472	LEG Immobilien AG	3,539,246
35,240	Leoni AG	2,253,269
84,200	Metro AG	1,490,283
8,500	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,975,875
5,736	Nemetschek SE	643,212
15,700	Rheinmetall AG	2,230,984
83,986	SAP SE	8,784,521
13,931	SAP SE, ADR	1,464,984
7,345	Siltronic AG*	1,256,718
84,012	Symrise AG	6,761,377
111,059	TAG Immobilien AG	2,302,973
52,401	Talanx AG*	2,279,386
24,117	United Internet AG	1,518,100
218,942	Vonovia SE	10,852,541
10,505	Wacker Chemie AG	1,725,267
14,020	Wirecard AG	1,656,473
159,710	Zalando SE*	8,708,549

	Total Germany	186,977,716

	Gibraltar — 0.0%

82,098	888 Holdings Plc	311,860

See accompanying Notes to the Financial Statements.	55

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Hong Kong — 1.9%

2,768,000	AIA Group, Ltd.	23,629,614
3,160,000	Champion REIT¤	2,258,877
74,000	Galaxy Entertainment Group, Ltd.	678,327
78,200	Hong Kong Exchanges and Clearing, Ltd.	2,570,374
347,000	Link REIT	2,975,942
134,000	Sun Hung Kai Properties, Ltd.	2,134,564
16,500	Swire Pacific, Ltd. Class A	167,411
210,400	Swire Properties, Ltd.	739,840
2,446,000	WH Group, Ltd.	2,629,144
101,000	Wharf Holdings, Ltd. (The)	349,878
284,000	Wheelock & Co., Ltd.	2,082,759

	Total Hong Kong	40,216,730

	Hungary — 0.1%

229,600	MOL Hungarian Oil & Gas Plc	2,516,002

	India — 0.4%

215,970	HDFC Bank, Ltd.	6,302,569
423,100	KPIT Technologies, Ltd.	1,422,805

	Total India	7,725,374

	Indonesia — 0.5%

14,638,700	Bank Mandiri Persero Tbk PT	8,187,616
3,540,700	Bank Negara Indonesia Persero Tbk PT	2,240,507

	Total Indonesia	10,428,123

	Ireland — 0.9%

313,147	C&C Group Plc	1,027,317
58,729	Kerry Group Plc Class A	5,968,974
98,543	Ryanair Holdings Plc, ADR*	12,106,008

	Total Ireland	19,102,299

	Israel — 0.3%

112,540	Bank Leumi Le-Israel BM	679,088
42,293	Check Point Software Technologies, Ltd.*	4,201,387
952,345	El Al Israel Airlines	317,748
2,134	Frutarom Industries, Ltd.	195,988
50,800	Teva Pharmaceutical Industries, Ltd.	866,170
238	Tower Semiconductor, Ltd.*	6,449

	Total Israel	6,266,830

	Italy — 1.8%

1,214,000	A2A SpA	2,324,105
38,323	ASTM SpA	967,663
179,315	Autogrill SpA	2,311,885
22,689	Banca Farmafactoring SpA*	166,066
27,808	Banca Generali SpA	897,668
582,400	Enel SpA	3,566,721

56	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Italy — continued

358,001	ENI SpA	6,307,740
1,780,858	Intesa Sanpaolo SpA	6,491,240
324,820	Leonardo SpA	3,754,899
127,100	Mediobanca Banca di Credito Finanziario SpA	1,495,453
328,489	Piaggio & C SpA	915,050
24,597	Reply SpA	1,359,447
167,166	Societa Cattolica di Assicurazioni SC	1,784,115
163,172	Sogefi SpA* ‡	589,220
124,570	UniCredit SpA*	2,612,470
609,469	Unipol Gruppo SpA	2,987,559

	Total Italy	38,531,301

	Japan — 23.5%

5,600	Aida Engineering, Ltd.	67,716
17,800	Alfresa Holdings Corp.	396,337
6,100	Amano Corp.	164,674
19,500	Aoyama Trading Co., Ltd.	768,265
28,300	Asahi Glass Co., Ltd.	1,172,181
130,700	Asahi Kasei Corp.	1,719,316
373,100	Astellas Pharma, Inc.	5,662,279
23,400	Azbil Corp.	1,090,240
57,700	Brother Industries, Ltd.	1,341,722
5,300	Canon, Inc., ADR	193,185
122,700	Canon, Inc.	4,445,351
61,000	Central Glass Co., Ltd.	1,421,326
26,800	Central Japan Railway Co.	5,072,722
206,294	Chiba Bank, Ltd. (The)	1,658,499
4,700	Chugai Pharmaceutical Co., Ltd.	235,552
4,600	Ci:z Holdings Co., Ltd.	229,243
205,100	Citizen Watch Co., Ltd.‡	1,473,403
15,700	Cosmo Energy Holdings Co., Ltd.	508,571
77,300	Dai-ichi Life Holdings, Inc.	1,411,897
62,200	Daiichi Sanyko Co., Ltd.	2,062,221
13,500	Daiichikosho Co., Ltd.	715,938
33,300	Daiwa House Industry Co., Ltd.	1,283,780
535,246	Daiwa Securities Group, Inc.	3,415,811
30,200	Denka Co., Ltd.	1,012,346
87,700	Denso Corp.	4,799,379
72,100	DIC Corp.	2,416,892
24,900	Dip Corp.	789,027
1,100	Disco Corp.	237,377
164,500	Don Quijote Holdings Co., Ltd.	9,450,823
53,000	East Japan Railway Co.	4,914,772
99,500	EDION Corp.‡	1,158,260
21,900	en-japan, Inc.‡	1,270,550
20,900	Enplas Corp.	698,632
17,300	Exedy Corp.	545,759
44,700	FCC Co., Ltd.	1,256,308
2,100	Ferrotec Holdings Corp.	52,880

See accompanying Notes to the Financial Statements.	57

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Japan — continued

71,000	Fuji Electric Holdings Co., Ltd.	480,009
36,300	Fuji Machine Manufacturing Co., Ltd.	711,323
8,400	Fuji Seal International, Inc.‡	339,633
329,200	Fujikura, Ltd.	2,234,907
54,000	Fujitec Co., Ltd.	710,860
227,000	Fujitsu, Ltd.	1,397,646
3,197	Glory, Ltd.	114,082
202,294	Hachijuni Bank, Ltd. (The)	1,084,227
51,200	Hankyu Hanshin Holdings, Inc.	1,899,238
3,400	Hikari Tsushin, Inc.	543,808
33,300	Hino Motors, Ltd.	428,657
35,700	Hirose Electric Co., Ltd.‡	4,907,701
40,500	Hitachi Construction Machinery Co., Ltd.‡	1,563,258
1,041,000	Hitachi, Ltd.	7,544,925
74,600	Honda Motor Co., Ltd.	2,567,334
1,800	Horiba, Ltd.	139,464
77,100	Hoya Corp.	3,845,938
36,700	IBJ Leasing Co., Ltd.	1,035,261
183,300	Inpex Corp.	2,268,197
4,700	Iriso Electronics Co., Ltd.‡	288,585
177,100	Isuzu Motors, Ltd.	2,717,698
134,400	Ito En, Ltd.	5,282,482
204,000	Itochu Corp.	3,963,949
106,000	Japan Airlines Co., Ltd.	4,267,908
34,900	Japan Petroleum Exploration Co., Ltd.‡	797,105
23,200	Japan Steel Works, Ltd. (The)	740,611
137,900	Japan Tobacco, Inc.	3,975,566
63,400	JFE Holdings, Inc.	1,277,836
37,400	JSR Corp.	841,544
43,500	Juki Corp.	611,495
114,400	K’s Holdings Corp.	1,582,345
241,000	Kajima Corp.	2,236,643
27,800	Kaken Pharmaceutical Co., Ltd.	1,641,599
65,600	Kamigumi Co., Ltd.	1,465,591
228,000	Kaneka Corp.	2,261,777
194,700	Kanematsu Corp.	2,676,553
94,200	Kansai Electric Power Co., Inc. (The)	1,210,827
250,008	Kao Corp.	18,761,766
522,900	KDDI Corp.	13,356,444
75,600	Keihin Corp.	1,541,145
32,300	Keisei Electric Railway Co., Ltd.	993,145
8,800	Keyence Corp.	5,464,523
36,100	Kintetsu World Express, Inc.	678,212
117,900	Kirin Holdings Co., Ltd.	3,140,120
77,500	Kobayashi Pharmaceutical Co., Ltd.	5,596,615
108,300	Kobe Steel, Ltd.*	1,085,546
418,700	Komatsu, Ltd.	13,964,541
36,700	Konami Holdings Corp.	1,929,036
215,500	Konica Minolta, Inc.‡	1,848,011

58	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Japan — continued

8,986	Kose Corp.‡	1,881,695
58,800	Kuraray Co., Ltd.	999,628
28,600	KYB Corp.	1,358,063
1,500	Kyocera Corp., ADR	83,597
30,900	Kyocera Corp.	1,744,463
13,600	Lintec Corp.	395,148
8,500	Mandom Corp.	293,324
399,400	Marubeni Corp.	2,891,378
5,600	Maruwa Co., Ltd.	443,366
338,800	Mebuki Financial Group, Inc.	1,302,954
184,000	Meidensha Corp.	702,435
12,700	Meitec Corp.	703,366
11,200	Menicon Co., Ltd.	278,447
9,100	Milbon Co., Ltd.	402,591
104,100	MISUMI Group, Inc.	2,859,202
275,500	Mitsubishi Chemical Holdings Corp.	2,669,513
19,600	Mitsubishi Corp.	520,732
212,900	Mitsubishi Electric Corp.	3,406,200
126,200	Mitsubishi Gas Chemical Co., Inc.	3,024,765
52,500	Mitsubishi Shokuhin Co., Ltd.‡	1,505,642
1,773,900	Mizuho Financial Group, Inc.	3,192,520
232,000	MonotaRO Co., Ltd.‡	8,333,239
128,700	MS&AD Insurance Group Holdings, Inc.	4,060,071
7,300	Nabtesco Corp.	281,772
62,900	NEC Corp.	1,769,007
140,600	Nexon Co., Ltd.*	2,326,808
5,500	Nidec Corp.	847,626
133,500	Nihon Kohden Corp.	3,716,911
41,600	Nihon M&A Center, Inc.‡	1,431,650
46,300	Nihon Unisys, Ltd.	998,704
43,400	Nintendo Co., Ltd.	19,122,934
33,300	Nippon Express Co., Ltd.	2,229,394
248,000	Nippon Soda Co., Ltd.	1,403,818
85,600	Nippon Steel & Sumitomo Metal Corp.	1,880,624
130,300	Nippon Telegraph & Telephone Corp.	6,003,479
26,900	Nishi-Nippon Financial Holdings, Inc.	312,126
22,100	Nissan Chemical Industries, Ltd.	918,496
305,100	Nissan Motor Co., Ltd.‡	3,167,188
130,000	Nisshinbo Holdings, Inc.	1,749,224
23,300	Nissin Foods Holdings Co., Ltd.	1,616,869
2,000	Nitori Holdings Co., Ltd.	353,644
21,100	Nitto Denko Corp.	1,582,847
15,800	Noevir Holdings Co., Ltd.	1,139,502
452,800	Nomura Holdings, Inc.	2,619,726
141,300	Nomura Research Institute, Ltd.	6,696,305
301,141	North Pacific Bank, Ltd.	1,005,219
39,800	NTT Data Corp.	423,635
2,300	Obara Group, Inc.	136,248
65,200	Obic Co., Ltd.	5,425,670

See accompanying Notes to the Financial Statements.	59

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Japan — continued

132,000	Oji Holdings Corp.	848,970
24,300	Okumura Corp.‡	958,519
35,200	Olympus Corp.	1,337,170
78,500	Omron Corp.	4,620,686
57,500	Orix Corp.	1,014,563
70,200	Penta-Ocean Construction Co., Ltd.	514,206
217,700	Pola Orbis Holdings, Inc.	8,924,984
148,000	Prima Meat Packers, Ltd.	848,895
38,700	Qol Co., Ltd.	759,444
492,800	Recruit Holdings Co., Ltd.	12,253,969
482,600	Resona Holdings, Inc.	2,550,270
71,700	Ricoh Co., Ltd.‡	708,573
42,800	Rohm Co., Ltd.	4,076,765
150,700	Rohto Pharmaceutical Co., Ltd.	4,215,632
26,000	Round One Corp.	411,697
24,800	Royal Holdings Co., Ltd.	676,957
3,400	Ryohin Keikaku Co., Ltd.	1,141,326
78,000	Sanken Electric Co., Ltd.	570,607
360,900	Santen Pharmaceutical Co., Ltd.	5,819,873
4,300	Sanyo Denki Co., Ltd.	332,355
25,300	Sawai Pharmaceutical Co., Ltd.‡	1,110,964
3,700	SCREEN Holdings Co., Ltd.	339,558
72,200	Secom Co., Ltd.	5,376,812
16,799	Seiko Holdings Corp.	406,588
104,700	Seino Holdings Co., Ltd.	1,927,622
264,300	Senshu Ikeda Holdings, Inc.	994,076
4,700	Seria Co., Ltd.‡	237,762
71,000	Seven & i Holdings Co., Ltd.	3,046,958
9,800	Shima Seiki Manufacturing, Ltd.‡	680,978
42,400	Shimizu Corp.	373,567
54,300	Shin-Etsu Chemical Co., Ltd.	5,618,914
24,200	Shindengen Electric Manufacturing Co., Ltd.	1,599,680
34,500	Shionogi & Co., Ltd.‡	1,781,284
80,100	Shiseido Co., Ltd.	5,131,371
6,500	SMC Corp.	2,632,393
43,500	Sohgo Security Services Co., Ltd.	2,151,481
896,700	Sojitz Corp.	2,875,174
46,200	Sompo Holdings, Inc.	1,860,164
88,100	Sony Corp.	4,262,930
33,400	Sparx Group Co., Ltd.	90,449
290,300	Start Today Co., Ltd.	7,757,711
341,000	Sumitomo Chemical Co., Ltd.	1,987,964
196,400	Sumitomo Corp.	3,307,498
91,600	Sumitomo Electric Industries, Ltd.	1,398,332
174,041	Sumitomo Mitsui Financial Group, Inc.	7,295,485
102,300	Sumitomo Rubber Industries, Ltd.	1,877,664
83,700	Suzuki Motor Corp.‡	4,509,647
10,000	Sysmex Corp.	906,441
59,000	Takeda Pharmaceutical Co., Ltd.	2,875,383

60	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Japan — continued

44,100	Takuma Co., Ltd.	482,674
100,500	Terumo Corp.	5,282,511
9,100	THK Co., Ltd.	376,493
10,500	TIS, Inc.	415,656
59,200	Tobu Railway Co., Ltd.	1,784,071
35,200	Tocalo Co., Ltd.‡	429,284
24,700	Tokyo Century Corp.‡	1,530,541
526,900	Tokyo Electric Power Co. Holdings, Inc.*	2,031,302
33,100	Tokyo Electron, Ltd.	6,229,398
56,300	Tokyo Gas Co., Ltd.	1,493,657
7,000	Tokyo Ohka Kogyo Co., Ltd.	251,105
10,700	Tokyo Seimitsu Co., Ltd.	432,125
15,000	Tokyu Construction Co., Ltd.	160,931
51,700	Tokyu Corp.	806,005
22,700	Toridoll Holdings Corp.	827,104
543,000	Toshiba Corp.*	1,572,581
60,000	Toshiba Machine Co., Ltd.	422,003
4,600	TOTO, Ltd.	237,461
19,700	Towa Pharmaceutical Co., Ltd.	1,232,948
166,000	Toyo Ink SC Holdings Co., Ltd.‡	1,030,183
134,100	Toyo Suisan Kaisha, Ltd.	5,201,340
45,900	Toyoda Gosei Co., Ltd.	1,067,763
47,400	Toyota Motor Corp.	3,041,890
5,100	Trend Micro, Inc.	304,513
49,200	TS Tech Co., Ltd.	1,949,958
88,300	Ube Industries, Ltd.	2,578,011
3,400	Ulvac, Inc.	190,860
13,300	United Arrows, Ltd.	512,741
40,800	Ushio, Inc.‡	547,836
69,570	USS Co., Ltd.	1,406,446
74,700	Valor Holdings Co., Ltd.	2,022,906
60,200	West Japan Railway Co.	4,206,358
19,400	Yakult Honsha Co., Ltd.	1,435,618
6,900	Yamaha Corp.	303,315
92,400	Yamaha Motor Co., Ltd.	2,762,877
97,662	Yamato Holdings Co., Ltd.‡	2,450,504
63,200	Yamazen Corp.	660,228
103,100	Yokogawa Electric Corp.	2,130,830
73,000	Yokohama Rubber Co., Ltd. (The)	1,690,635
22,350	Zenrin Co., Ltd.	472,219

	Total Japan	506,305,877

	Luxembourg — 0.6%

1,721,690	B&M European Value Retail SA	9,463,051
64,540	SAF-Holland SA	1,303,163
73,038	Tenaris SA	1,262,106

	Total Luxembourg	12,028,320

See accompanying Notes to the Financial Statements.	61

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Malaysia — 0.1%

748,700	Tenaga Nasional Bhd	3,143,456

	Mexico — 0.3%

1,198,220	Grupo Financiero Banorte SAB de CV Series O	7,270,777

	Netherlands — 3.4%

28,145	Aalberts Industries NV	1,436,222
469,272	Aegon NV	3,167,473
26,290	Core Laboratories NV	2,845,104
22,417	Euronext NV	1,639,779
20,889	EXOR NV	1,491,725
6,400	Ferrari NV	771,328
2,586	Ferrari NV	311,335
82,391	Heineken NV	8,862,786
638,684	ING Groep NV	10,781,946
22,184	Koninklijke DSM NV	2,204,827
125,942	Koninklijke Philips NV	4,837,597
147,627	NN Group NV	6,553,075
71,100	Philips Lighting NV	2,673,542
566,857	RELX NV	11,754,295
85,778	STMicroelectronics NV (Euronext Exchange)‡	1,902,696
93,710	Unilever NV, ADR	5,294,700
199,450	Yandex NV Class A*	7,868,302

	Total Netherlands	74,396,732

	New Zealand — 0.1%

480,326	Air New Zealand, Ltd.	1,121,869
363,746	Sky Network Television, Ltd.	603,225
330,102	Trade Me Group, Ltd.¤	1,056,910

	Total New Zealand	2,782,004

	Norway — 0.6%

339,665	DNB ASA	6,616,969
46,800	Salmar ASA	1,927,405
69,427	SpareBank 1 SMN	716,978
70,600	Statoil ASA	1,669,511
43,753	Storebrand ASA	357,653
45,693	Telenor ASA	1,037,654
19,400	Yara International ASA	822,865

	Total Norway	13,149,035

	Philippines — 0.0%

6,261,800	Vista Land & Lifescapes, Inc.	782,462

	Poland — 0.1%

423,743	PGE Polska Grupa Energetyczna SA*	1,231,155

62	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Portugal — 0.4%

782,528	Banco Espirito Santo SA* **** ¤ ^	—
423,330	Jeronimo Martins SGPS SA	7,716,498
302,546	Navigator Co. SA (The)	1,784,143

	Total Portugal	9,500,641

	Russia — 0.3%

297,500	Gazprom PJSC, ADR	1,451,044
29,100	LUKOIL PJSC, ADR	2,014,302
49,400	MMC Norilsk Nickel PJSC, (London Exchange), ADR	916,789
26,100	Tatneft PJSC, (London Exchange), ADR	1,649,638

	Total Russia	6,031,773

	Singapore — 0.4%

129,800	Best World International, Ltd.	183,470
167,300	DBS Group Holdings, Ltd.	3,528,778
2,032,600	Genting Singapore Plc	1,684,310
123,800	United Overseas Bank, Ltd.	2,610,280
1,713,900	Yangzijiang Shipbuilding Holdings, Ltd.	1,595,714

	Total Singapore	9,602,552

	South Korea — 0.4%

35,889	Kia Motors Corp.	1,043,774
2,278	Samsung Electronics Co., Ltd.	5,259,554
6,440	SK Telecom Co., Ltd.	1,410,770

	Total South Korea	7,714,098

	Spain — 1.3%

231,224	Amadeus IT Group SA Class A	17,085,463
309,821	Banco Santander SA	2,019,688
334,800	Distribuidora Internacional de Alimentacion SA‡	1,421,377
200,232	Ence Energia y Celulosa SA	1,509,612
252,600	Iberdrola SA	1,857,023
20,191	Let’s GOWEX SA* **** ¤ ^ ‡	—
564,700	Mapfre SA	1,877,289
116,600	Repsol SA	2,070,581

	Total Spain	27,841,033

	Sweden — 1.6%

43,711	Atlas Copco AB Class B	1,696,307
139,931	Boliden AB	4,918,313
13,792	Evolution Gaming Group AB	753,837
121,794	Hennes & Mauritz AB Class B‡	1,821,549
69,121	Industrivarden AB Class C	1,602,676
26,893	Industrivarden AB Class A	652,031
46,351	Investor AB Class B	2,057,055
304,264	Lundin Petroleum AB*	7,666,753
230,914	Nordea Bank AB	2,459,528
10,747	Paradox Interactive AB	161,352

See accompanying Notes to the Financial Statements.	63

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Sweden — continued

368,300	SAS AB* ‡	876,133
115,000	SKF AB Class B‡	2,344,272
245,521	SSAB AB Class B*	1,139,391
407,451	Svenska Handelsbanken AB Class A‡	5,096,805
160,212	Telefonaktiebolaget LM Ericsson Class B, ADR	1,025,357
1,859	Vitrolife AB	131,345

	Total Sweden	34,402,704

	Switzerland — 6.8%

27,122	Adecco Group AG	1,929,234
14,476	Ascom Holding AG	307,221
8,200	Autoneum Holding AG	2,228,746
2,569	Bucher Industries AG	1,071,541
2,864	Cembra Money Bank AG*	254,157
55	Chocoladefabriken Lindt & Spruengli AG	340,515
66,212	Cie Financiere Richemont SA	5,937,905
47,076	Coca-Cola HBC AG*	1,741,541
6,429	Comet Holding AG*	888,510
112,500	Credit Suisse Group AG*	1,884,534
58,048	GAM Holding AG*	975,072
3,490	Geberit AG	1,540,883
6,193	Givaudan SA	14,092,617
194,206	Julius Baer Group, Ltd.*	11,938,255
2,696	Kuehne + Nagel International AG	423,804
67,514	Lonza Group AG*	15,899,184
318,112	Nestle SA	25,141,700
31,169	Novartis AG	2,517,423
92,812	OC Oerlikon Corp. AG Class R*	1,637,082
12,986	Oriflame Holding AG	621,231
13,077	Pargesa Holding SA	1,158,424
4,378	Rieter Holding AG*	855,418
66,808	Roche Holding AG	15,297,473
9,172	Schindler Holding AG	1,975,017
2,707	SGS SA	6,643,982
178	Sika AG	1,392,868
7,574	Sonova Holding AG	1,201,871
1,914	Straumann Holding AG	1,204,778
21,545	Swiss Life Holding AG*	7,663,033
49,500	Swiss Re AG	5,031,845
17,648	Temenos Group AG*	2,114,099
555,466	UBS Group AG*	9,764,407

	Total Switzerland	145,674,370

	Taiwan — 1.1%

591,000	Charoen Pokphand Enterprise	1,325,630
1,419,000	Compeq Manufacturing Co., Ltd.	1,462,460
608,000	Fubon Financial Holding Co., Ltd.	1,046,802
313,077	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,700,250
731,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,167,507

	Total Taiwan	23,702,649

64	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Thailand — 0.1%

16,831,100	Quality Houses PCL	1,571,692
23,666,400	Sansiri PCL	1,271,492

	Total Thailand	2,843,184

	Turkey — 0.1%

208,146	TAV Havalimanlari Holding AS	1,254,740

	United Kingdom — 12.7%

321,924	3i Group Plc	3,886,377
38,991	Acacia Mining Plc	78,198
124,242	Anglo American Plc‡	2,902,142
157,874	Antofagasta Plc	2,043,472
298,787	Ashtead Group Plc	8,146,295
1,075,536	BAE Systems Plc	8,784,212
211,562	Barratt Developments Plc	1,575,656
61,900	Bellway Plc	2,651,323
42,500	Berkeley Group Holdings Plc	2,261,679
42,142	BHP Billiton Plc, ADR	1,674,302
32,604	Bodycote Plc	410,010
759,300	BP Plc	5,112,012
79,059	British American Tobacco Plc	4,588,810
129,300	Britvic Plc	1,239,259
398,700	BT Group Plc	1,273,790
76,805	Bunzl Plc	2,258,794
349,974	Carillion Plc**** ‡	69,714
47,376	Carnival Plc	3,052,283
570,622	Centrica Plc	1,139,278
660,382	Compass Group Plc	13,492,443
150,255	Crest Nicholson Holdings Plc	958,696
20,852	Croda International Plc	1,337,910
37,901	Dechra Pharmaceuticals Plc	1,397,773
611,280	Diageo Plc	20,676,698
124,081	Electrocomponents Plc	1,045,825
163,447	Experian Plc	3,530,270
112,460	Ferguson Plc	8,457,965
701,600	Firstgroup Plc*	809,325
57,349	Galliford Try Plc	672,345
519,300	GKN Plc	3,375,900
263,600	GlaxoSmithKline Plc	5,120,479
1,015,306	Glencore Plc*	5,051,241
47,696	Greggs Plc	822,810
426,768	Halma Plc	7,067,673
978,811	Hays Plc	2,588,009
146,590	IG Group Holdings Plc	1,642,501
372,970	IMI Plc	5,660,304
46,559	Imperial Brands Plc	1,586,429
415,799	Inchcape Plc	4,033,402
31,876	InterContinental Hotels Group Plc	1,911,126
71,726	Intermediate Capital Group Plc	989,600

See accompanying Notes to the Financial Statements.	65

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United Kingdom — continued

71,405	Intertek Group Plc	4,673,147
1,030,700	J Sainsbury Plc	3,453,970
111,416	Jardine Lloyd Thompson Group Plc	2,005,315
1,019,072	Kingfisher Plc	4,193,041
216,459	Legal & General Group Plc	783,993
4,197,051	Lloyds Banking Group Plc	3,813,313
252,050	London Stock Exchange Group Plc	14,602,656
489,400	Marks & Spencer Group Plc	1,857,183
309,291	Meggitt Plc	1,875,847
400,400	Mitchells & Butlers Plc	1,405,311
256,118	Moneysupermarket.com Group Plc	1,031,139
1,003,000	Old Mutual Plc	3,372,236
248,545	Pagegroup Plc	1,872,734
277,200	Paragon Banking Group Plc	1,831,727
1,132,996	QinetiQ Group Plc	3,282,430
146,899	Reckitt Benckiser Group Plc	12,446,283
187,599	Redrow Plc	1,568,905
192,666	RELX Plc	3,963,644
29,900	Renishaw Plc	1,893,259
602,266	Rentokil Initial Plc	2,297,974
92,700	Restaurant Group Plc (The)‡	330,392
13,824	Rightmove Plc	843,674
14,810	Rio Tinto Plc	751,823
97,957	Rio Tinto Plc, ADR	5,047,724
35,304	Royal Dutch Shell Plc Class A, ADR	2,252,748
79,900	Royal Dutch Shell Plc Class B	2,574,404
35,426	Royal Dutch Shell Plc (Amsterdam Exchange) Class A	1,129,267
275,200	Royal Mail Plc	2,089,519
55,684	Sage Group Plc (The)	500,197
239,381	Senior Plc	1,010,768
358,442	Smith & Nephew Plc	6,699,727
77,198	Sophos Group Plc	470,167
118,975	Spectris Plc	4,502,737
131,892	Spirax-Sarco Engineering Plc	10,660,271
56,100	SSE Plc	1,005,309
232,817	Stagecoach Group Plc	431,804
561,000	Taylor Wimpey Plc	1,455,056
1,026,447	Thomas Cook Group Plc	1,703,449
376,090	Weir Group Plc (The)	10,539,410
60,600	William Hill Plc	281,085
690,051	WM Morrison Supermarkets Plc	2,067,398

	Total United Kingdom	273,947,366

	United States — 2.1%

47,708	Analog Devices, Inc.	4,347,630
47,025	ANSYS, Inc.*	7,368,347
236,319	Cadence Design Systems, Inc.*	8,689,450
152,302	Colgate-Palmolive Co.	10,917,007
67,052	DENTSPLY SIRONA, Inc.	3,373,386

66	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United States — continued

34,269	Nordson Corp.	4,672,236
60,072	Texas Instruments, Inc.	6,240,880

	Total United States	45,608,936

	TOTAL COMMON STOCKS (COST $1,697,412,697)	1,949,697,923

	INVESTMENT COMPANY — 0.9%

	United States — 0.9%

286,827	iShares MSCI EAFE ETF	19,986,105

	TOTAL INVESTMENT COMPANY (COST $16,653,343)	19,986,105

	PREFERRED STOCKS — 1.0%

	Brazil — 0.1%

470,600	Itausa — Investimentos Itau SA, 5.08%	1,952,574

	Germany — 0.9%

9,637	Bayerische Motoren Werke AG, 4.47%	902,930
103,274	Henkel AG & Co. KGaA, 1.72%	13,574,091
28,368	Porsche Automobil Holding SE, 1.46%	2,357,600
14,800	Volkswagen AG, 1.20%	2,942,342

	Total Germany	19,776,963

	TOTAL PREFERRED STOCKS (COST $17,811,535)	21,729,537

	RIGHTS — 0.0%

	United Kingdom — 0.0%

19,116	Galliford Try Plc Expires 04/13/18*	75,086

	TOTAL RIGHTS (COST $—)	75,086

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 9.7%

	Bank Deposit — 7.1%

152,762,482	State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	152,762,482

	Mutual Fund - Securities Lending Collateral — 2.4%

$51,739,136	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## ***	51,739,136

	U.S. Government and Agency Obligations — 0.2%

3,300,000	United States Treasury Bill, 0.99%, due 04/05/18** ‡‡	3,299,554

	TOTAL SHORT-TERM INVESTMENTS (COST $207,801,177)	207,801,172

	TOTAL INVESTMENTS — 101.9% (Cost $1,939,678,752)	2,199,289,823

	Other Assets and Liabilities (net) — (1.9)%	(39,991,037)

	NET ASSETS — 100.0%	$2,159,298,786

See accompanying Notes to the Financial Statements.	67

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7 day net yield as of March 31, 2018.

*	Non-income producing security

**	All or a portion of this security is pledged for open futures collateral.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $69,714 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $3,412,150.

¤	Illiquid security. The total market value of the securities at year end is $3,315,787 which represents 0.2% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $4,400,853.

^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

68	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	724,130	JPY	76,000,000	08/22/18	Morgan Stanley Capital	$2,518
USD	20,103,320	JPY	2,128,429,000	08/23/18	State Street Bank and Trust	(107,338)

						$(104,820)

Currency Abbreviations

JPY	— Japanese Yen
USD	— U.S. Dollar

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
1,347	MSCI EAFE Index	Jun 2018	$134,740,410	$(2,027,504)

See accompanying Notes to the Financial Statements.	69

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	6.5
Chemicals	4.7
Insurance	4.7
Food	4.3
Commercial Services	4.0
Pharmaceuticals	3.8
Diversified Financial Services	3.6
Retail	3.6
Beverages	3.5
Semiconductors	3.2
Software	3.0
Cosmetics & Personal Care	2.8
Internet	2.8
Oil & Gas	2.3
Transportation	2.3
Electronics	2.2
Auto Parts & Equipment	2.1
Electrical Components & Equipment	2.0
Real Estate	1.9
Auto Manufacturers	1.8
Mining	1.7
Machinery — Diversified	1.6
Telecommunications	1.5
Airlines	1.4
Distribution & Wholesale	1.3
Health Care — Products	1.2
Household Products & Wares	1.2
Electric	1.1
Miscellaneous — Manufacturing	1.1
Apparel	1.0
Building Materials	1.0
Machinery — Construction & Mining	0.9
Media	0.9
Toys, Games & Hobbies	0.9
Unaffiliated Fund	0.9
Biotechnology	0.8
Aerospace & Defense	0.7
Home Builders	0.7
Iron & Steel	0.7
Food Service	0.6
Agriculture	0.5
Forest Products & Paper	0.5
Holding Companies — Diversified	0.5
Lodging	0.5
Computers	0.4
Gas	0.4
Metal Fabricate & Hardware	0.4
Investment Companies	0.3
Leisure Time	0.3
REITS	0.3
Engineering & Construction	0.2

70	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Industry Sector Summary (Unaudited)	% of Net Assets
Entertainment	0.2
Hand & Machine Tools	0.2
Health Care — Services	0.2
Home Furnishings	0.2
Advertising	0.1
Energy-Alternate Sources	0.1
Office & Business Equipment	0.1
Oil & Gas Services	0.1
Packaging & Containers	0.1
Shipbuilding	0.1
Textiles	0.1
Water	0.1
Short-Term Investments and Other Assets and Liabilities (net)	7.8

100.0%

See accompanying Notes to the Financial Statements.	71

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 99.1%

	Asset Backed Securities — 12.5%

750,000	A Voce CLO, Ltd., Series 2014-1A, Class A1R, 2.88% (3 mo. USD LIBOR plus 1.160%), due 07/15/26† 144A	749,812
170,000	AccessLex Institute, Series 2005-1, Class A4, 1.87% (3 mo. USD LIBOR plus 0.210%), due 06/22/37†	163,811
311,881	AccessLex Institute, Series 2006-1, Class A3, 2.14% (3 mo. USD LIBOR plus 0.200%), due 08/25/37†	306,059
420,000	Ally Auto Receivables Trust, Series 2017-3, Class A3, 1.74%, due 09/15/21	414,900
290,000	Ally Auto Receivables Trust, Series 2017-4, Class A4, 1.96%, due 07/15/22	284,286
245,000	Ally Auto Receivables Trust, Series 2018-1, Class A3, 2.35%, due 06/15/22	243,562
848,000	Ally Master Owner Trust, Series 2018-1, Class A2, 2.70%, due 01/17/23	842,943
250,000	ALM CLO VIII, Ltd., Series 2013-8A, Class A1R, 3.21% (3 mo. USD LIBOR plus 1.490%), due 10/15/28† 144A	251,360
400,000	ALM CLO XII, Ltd., Series 2015-12A, Class A1R, 2.77% (3 mo. USD LIBOR plus 1.050%), due 04/16/27† 144A	400,093
108,909	American Airlines Pass Through Trust, Series 2001-1, Class A, 6.98%, due 11/23/22	112,993
1,000,000	American Express Credit Account Master Trust, Series 2013-1, Class B, 2.48% (1 mo. USD LIBOR plus 0.700%), due 02/16/21†	1,001,670
815,000	American Express Credit Account Master Trust, Series 2017-1, Class A, 1.93%, due 09/15/22	804,184
1,300,000	American Express Credit Account Master Trust, Series 2017-2, Class A, 2.23% (1 mo. USD LIBOR plus 0.450%), due 09/16/24†	1,312,882
400,000	American Express Credit Account Master Trust, Series 2017-5, Class A, 2.16% (1 mo. USD LIBOR plus 0.380%), due 02/18/25†	403,048
200,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.69%, due 06/19/23	197,393
500,000	AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, due 09/18/23	491,258
562,594	Ameriquest Mortgage Securities, Inc., Series 2003-9, Class AV1, 2.63% (1 mo. USD LIBOR plus 0.760%), due 09/25/33†	563,135
781,075	Applebee’s Funding LLC/IHOP Funding LLC, Series 2014-1, Class A2, 4.28%, due 09/05/44 144A	767,348
650,038	Arbys Funding LLC, Series 2015-1A, Class A2, 4.97%, due 10/30/45 144A	649,533
286,502	Asset Backed Securities Corp Home Equity Loan Trust, Series 2003-HE7, Class M1, 2.75% (1 mo. USD LIBOR plus 0.975%), due 12/15/33†	286,907
95,697	Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A, 2.56% (1 mo. USD LIBOR plus 0.690%), due 04/25/34†	96,223
1,000,000	Atlas Senior Loan Fund CLO V, Ltd., Series 2014-1A, Class AR2, 2.98% (3 mo. USD LIBOR plus 1.260%), due 07/16/29† 144A	1,006,248
1,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.50%, due 07/20/21 144A	989,641
1,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, due 12/20/21 144A	991,219
1,125,000	BA Credit Card Trust, Series 2017-A1, Class A1, 1.95%, due 08/15/22	1,109,650
250,000	Battalion CLO VIII, Ltd., Series 2015-8A, Class A1R, 3.07% (3 mo. USD LIBOR plus 1.340%), due 07/18/30† 144A	252,241
500,000	Battalion CLO X, Ltd., Series 2016-10A, Class A1, 3.29% (3 mo. USD LIBOR plus 1.550%), due 01/24/29† 144A	504,378
16,823	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 3.01% (1 mo. USD LIBOR plus 0.570%), due 09/25/34†	16,895

72	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

500,000	Benefit Street Partners CLO V, Ltd., Series 2014-VA, Class AR, 2.94% (3 mo. USD LIBOR plus 1.200%), due 10/20/26† 144A	500,159
250,000	Benefit Street Partners CLO XII, Ltd., Series 2017-12A, Class A1, 2.60% (3 mo. USD LIBOR plus 1.250%), due 10/15/30† 144A	251,598
250,000	BlueMountain CLO, Ltd., Series 2015-1A, Class A1R, 3.05% (3 mo. USD LIBOR plus 1.330%), due 04/13/27† 144A	251,574
315,000	BMW Vehicle Owner Trust, Series 2016-A, Class A4, 1.37%, due 12/27/22	308,048
400,000	BMW Vehicle Owner Trust, Series 2018-A, Class A3, 2.35%, due 04/25/22	397,358
947,500	Cabela’s Credit Card Master Note Trust, Series 2016-1, Class A1, 1.78%, due 06/15/22	937,719
425,000	California Republic Auto Receivables Trust, Series 2016-2, Class A4, 1.83%, due 12/15/21	420,252
860,000	Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3, 1.34%, due 04/15/22	847,680
1,005,000	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1, 2.00%, due 01/17/23	991,888
5,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.99%, due 07/17/23	4,914
500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2012-4A, Class AR, 3.19% (3 mo. USD LIBOR plus 1.450%), due 01/20/29† 144A	503,684
250,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-3A, Class A1AR, 2.91% (3 mo. USD LIBOR plus 1.150%), due 07/27/26† 144A	250,147
500,000	Carlyle Global Market Strategies CLO, Ltd., Series 2017-1A, Class A1B, 2.97% (3 mo. USD LIBOR plus 1.230%), due 04/20/31† 144A	502,477
270,000	CarMax Auto Owner Trust, Series 2015-2, Class A4, 1.80%, due 03/15/21	267,890
160,000	CarMax Auto Owner Trust, Series 2015-3, Class A4, 1.98%, due 02/16/21	158,569
280,000	CarMax Auto Owner Trust, Series 2016-2, Class A4, 1.68%, due 09/15/21	275,017
255,000	CarMax Auto Owner Trust, Series 2018-1, Class A3, 2.48%, due 11/15/22	253,246
255,000	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A4, 1.87%, due 02/15/22 144A	251,438
1,020,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, due 11/19/21	1,005,289
800,000	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 2.47% (1 mo. LIBOR plus 0.620%), due 04/22/26†	806,491
800,000	Citibank Credit Card Issuance Trust, Series 2017-A7, Class A7, 2.08% (1 mo. LIBOR plus 0.370%), due 08/08/24†	803,718
930,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, due 01/20/23	922,599
352,520	CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.47%, due 03/20/43 144A	353,954
270,000	CNH Equipment Trust, Series 2017-C, Class A3, 2.08%, due 02/15/23	266,252
332,488	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, due 04/25/47 144A	341,894
835,890	Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	821,158
426,800	DB Master Finance LLC, Series 2015-1A, Class A2II, 3.98%, due 02/20/45 144A	431,039
1,098,248	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, due 11/20/47 144A	1,094,689
129,675	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, due 11/20/47 144A	130,837
1,070,000	Discover Card Execution Note Trust, Series 2017-A6, Class A6, 1.88%, due 02/15/23	1,051,177
517,400	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	523,898
400,000	Drive Auto Receivables Trust, Series 2018-1, Class B, 2.88%, due 02/15/22	399,447
449,650	Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.22%, due 07/20/45 144A	463,102
250,000	Eaton Vance CLO, Ltd., Series 2014-1A, Class AR, 2.92% (3 mo. USD LIBOR plus 1.200%), due 07/15/26† 144A	250,272

See accompanying Notes to the Financial Statements.	73

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

490,000	Evergreen Credit Card Trust, Series 2018-1, Class A, 2.95%, due 03/15/23†††† 144A	489,947
250,000	Flagship CLO VIII, Ltd., Series 2014-8A, Class AR, 2.97% (3 mo. USD LIBOR plus 1.250%), due 01/16/26† 144A	250,299
124,063	FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, due 04/30/47‡‡‡‡	124,945
255,000	Ford Credit Auto Owner Trust, Series 2016-B, Class A4, 1.52%, due 08/15/21	250,285
343,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, due 02/15/22	333,287
113,000	Ford Credit Auto Owner Trust, Series 2017-B, Class A4, 1.87%, due 09/15/22	110,238
285,000	Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, due 03/15/23	280,144
455,000	Ford Credit Floorplan Master Owner Trust, Series 2017-2, Class A1, 2.16%, due 09/15/22	448,745
900,000	Ford Credit Floorplan Master Owner Trust, Series 2017-3, Class A, 2.48%, due 09/15/24	884,723
2,900,000	Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A, 3.17%, due 03/15/25	2,913,262
400,000	GM Financial Consumer Automobile Receivables Trust, Series 2017-2A, Class A3, 1.86%, due 12/16/21‡‡‡‡	394,295
936,000	Goal Capital Funding Trust, Series 2005-2, Class A4, 2.14% (3 mo. USD LIBOR plus 0.200%), due 08/25/44†	916,592
390,000	Golden Credit Card Trust, Series 2018-1A, Class A, 2.62%, due 01/15/23 144A	387,730
300,000	Hertz Vehicle Financing II LP, Series 2016-3A, Class A, 2.27%, due 07/25/20 144A	297,478
242,817	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 144A	239,652
224,497	Home Equity Asset Trust, Series 2003-8, Class M1, 2.95% (1 mo. USD LIBOR plus 1.080%), due 04/25/34†	226,790
510,000	Honda Auto Receivables Owner Trust, Series 2016-4, Class A4, 1.36%, due 01/18/23	497,693
560,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A3, 1.72%, due 07/21/21	553,864
125,000	Honda Auto Receivables Owner Trust, Series 2017-2, Class A4, 1.87%, due 09/15/23	121,915
145,000	Honda Auto Receivables Owner Trust, Series 2017-3, Class A4, 1.98%, due 11/20/23	142,413
880,000	Huntington Auto Trust, Series 2016-1, Class A4, 1.93%, due 04/15/22	868,029
345,000	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.81%, due 04/15/21 144A	344,999
450,000	Hyundai Auto Receivables Trust, Series 2017-A, Class A3, 1.76%, due 08/16/21	444,325
750,000	ICG US CLO, Ltd., Series 2014-3A, Class A1AR, 2.98% (3 mo. USD LIBOR plus 1.230%), due 01/25/27†	750,684
500,000	ICG US CLO, Ltd., Series 2017-2A, Class A1, 2.60% (3 mo. USD LIBOR plus 1.280%), due 10/23/29† 144A	503,184
1,114,968	Invitation Homes Trust, Series 2015-SFR3, Class A, 3.05% (1 mo. USD LIBOR plus 1.300%), due 08/17/32† 144A	1,116,675
165,000	John Deere Owner Trust, Series 2018-A, Class A3, 2.66%, due 04/18/22	164,809
193,125	KeyCorp Student Loan Trust, Series 2004-A, Class 1A2, 2.00% (3 mo. USD LIBOR plus 0.240%), due 10/27/42†	189,570
500,000	KVK CLO, Ltd., Series 2014-1A, Class A1R, 3.14% (3 mo. USD LIBOR plus 1.300%), due 05/15/26† 144A	500,514
500,000	KVK CLO, Ltd., Series 2014-2A, Class AR, 2.90% (3 mo. USD LIBOR plus 1.180%), due 07/15/26† 144A	500,460
500,000	Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 2.81%, due 11/25/42 144A	491,132
750,000	Limerock CLO III LLC, Series 2014-3A, Class A1R, 2.94% (3 mo. USD LIBOR plus 1.200%), due 10/20/26† 144A	750,908
3,370,000	Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A4, 1.46%, due 12/15/22	3,296,118
1,570,000	MMAF Equipment Finance LLC, Series 2014-AA, Class A5, 2.33%, due 12/08/25 144A	1,547,313
700,000	MMAF Equipment Finance LLC, Series 2017-AA, Class A4, 2.41%, due 08/16/24 144A	689,141

74	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

360,000	MMAF Equipment Finance LLC, Series 2017-B, Class A3, 2.21%, due 10/17/22‡‡‡‡	354,764
185,274	Morgan Stanley ABS Capital I, Inc., Series 2003-NC10, Class M1, 2.89% (1 mo. USD LIBOR plus 1.020%), due 10/25/33†	183,966
106,176	Morgan Stanley ABS Capital I, Inc., Series 2003-NC7, Class M1, 2.92% (1 mo. USD LIBOR plus 1.050%), due 06/25/33†	105,298
250,000	Mountain View CLO, Ltd., Series 2014-1A, Class AR, 2.96% (3 mo. USD LIBOR plus 1.240%), due 10/15/26† 144A	250,296
219,000	Nelnet Student Loan Trust, Series 2006-1, Class A6, 2.37% (3 mo. USD LIBOR plus 0.450%), due 08/23/36† 144A	215,288
260,762	New Century Home Equity Loan Trust, Series 2003-A, Class A, 2.59% (1 mo. USD LIBOR plus 0.720%), due 10/25/33† 144A	254,173
485,247	New Residential Mortgage Trust, Series 2018-1A, Class A1A, 4.00%, due 12/25/57◆◆ 144A	498,071
2,211,000	NextGear Floorplan Master Owner Trust, Series 2015-2A, Class A, 2.38%, due 10/15/20 144A	2,208,948
105,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.22%, due 02/15/23‡‡‡‡	105,213
610,000	Nissan Auto Receivables Owner Trust, Series 2015-B, Class A4, 1.79%, due 01/17/22	603,548
280,000	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.74%, due 08/16/21	276,704
330,000	Nissan Auto Receivables Owner Trust, Series 2017-B, Class A4, 1.95%, due 10/16/23	322,552
600,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 2.55% (3 mo. USD LIBOR plus 0.800%), due 07/25/36†	595,848
117,824	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.19%, due 01/25/23‡‡‡‡	117,232
216,558	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2, Class A, 3.27%, due 02/25/23‡‡‡‡	216,078
250,000	OCP CLO, Ltd., Series 2017-13A, Class A1A, 2.98% (3 mo. USD LIBOR plus 1.260%), due 07/15/30† 144A	253,112
29,420	OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, due 01/15/21 144A	29,403
1,592,910	OneMain Direct Auto Receivables Trust, Series 2017-1A, Class A, 2.16%, due 10/15/20 144A	1,584,572
1,300,000	OneMain Direct Auto Receivables Trust, Series 2017-2A, Class B, 2.55%, due 11/14/23 144A	1,277,591
300,000	OneMain Direct Auto Receivables Trust, Series 2017-2A, Class C, 2.82%, due 07/15/24 144A	295,180
324,553	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.57%, due 07/18/25 144A	324,519
700,000	OneMain Financial Issuance Trust, Series 2017-1A, Class A2, 2.57% (1 mo. USD LIBOR plus 0.800%), due 09/14/32† 144A	702,357
270,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, due 03/14/29 144A	270,703
500,000	OZLM Funding II CLO, Ltd., Series 2012-2A, Class A1R, 3.21% (3 mo. USD LIBOR plus 1.440%), due 10/30/27† 144A	500,751
750,000	OZLM Funding IV CLO, Ltd., Series 2013-4A, Class A1R, 2.99% (3 mo. USD LIBOR plus 1.490%), due 10/22/30† 144A	754,797
250,000	OZLM XI CLO, Ltd., Series 2015-11A, Class A1R, 3.02% (3 mo. USD LIBOR plus 1.250%), due 10/30/30† 144A	250,983
750,000	OZLM XV CLO, Ltd., Series 2016-15A, Class A1, 3.23% (3 mo. USD LIBOR plus 1.490%), due 01/20/29† 144A	755,095
500,000	Palmer Square CLO, Ltd., Series 2015-1A, Class A1R, 3.19% (3 mo. USD LIBOR plus 1.300%), due 05/21/29† 144A	501,733

See accompanying Notes to the Financial Statements.	75

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

340,000	PFS Financing Corp., Series 2018-B, Class A, 2.89%, due 02/15/23‡‡‡‡	338,492
500,000	Regatta IV Funding CLO, Ltd., Series 2014-1A, Class A1R, 2.77% (3 mo. USD LIBOR plus 1.020%), due 07/25/26† 144A	500,143
500,000	Regatta VII Funding CLO, Ltd., Series 2016-1A, Class A1, 3.72% (3 mo. USD LIBOR plus 1.520%), due 12/20/28† 144A	503,226
12,418	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 4.93%, due 08/25/35††	12,681
300,000	Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76%, due 12/15/22	297,243
300,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class C, 2.96%, due 03/15/24	298,681
390,945	Saxon Asset Securities Trust, Series 2005-1, Class M1, 2.56% (1 mo. USD LIBOR plus 0.690%), due 05/25/35†	391,862
260,478	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.20%, due 10/20/30 144A	259,648
500,000	Silver Creek CLO, Ltd., Series 2014-1A, Class AR, 2.98% (3 mo. USD LIBOR plus 1.240%), due 07/20/30† 144A	502,680
3,596,515	Small Business Administration Participation Certificates, Series 2013-20H, Class 1, 3.16%, due 08/01/33	3,642,309
3,361,243	Small Business Administration Participation Certificates, Series 2014-20C, Class 1, 3.21%, due 03/01/34	3,414,859
1,418,431	Small Business Administration Participation Certificates, Series 2014-20D, Class 1, 3.11%, due 04/01/34	1,433,066
1,007,851	Small Business Administration Participation Certificates, Series 2014-20I, Class 1, 2.92%, due 09/01/34	1,005,139
218,205	SoFi Professional Loan Program, Series 2017-E, Class A2A, 1.86%, due 11/26/40 144A	215,940
1,300,000	SoFi Professional Loan Program, Series 2017-F, Class A2FX, 2.84%, due 01/25/41 144A	1,280,239
500,000	Sound Point CLO XVI, Ltd., Series 2017-2A, Class A, 3.03% (3 mo. USD LIBOR plus 1.280%), due 07/25/30† 144A	502,390
496,205	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, due 04/25/29 144A	496,118
759,198	Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, due 11/15/24 144A	759,977
3,251,875	STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, due 04/20/45 144A	3,212,826
1,202,502	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	1,240,031
935,168	SunTrust Student Loan Trust, Series 2006-1A, Class A4, 1.95% (3 mo. USD LIBOR plus 0.190%), due 10/28/37† 144A	924,567
429,563	Taco Bell Funding LLC, Series 2016-1A, Class A2I, 3.83%, due 05/25/46 144A	432,789
750,000	Telos CLO, Series 2013-3A, Class AR, 3.03% (3 mo. USD LIBOR plus 1.300%), due 07/17/26† 144A	756,091
1,000,000	TICP CLO VI, Ltd., Series 2016-6A, Class A, 3.27% (3 mo. USD LIBOR plus 1.550%), due 01/15/29† 144A	1,006,818
250,000	TICP CLO VII, Ltd., Series 2017-7A, Class AS, 2.95% (3 mo. USD LIBOR plus 1.230%), due 07/15/29† 144A	251,302
115,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.57%, due 10/25/53◆◆ 144A	118,873
265,000	Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 3.57%, due 11/25/60◆◆ 144A	278,488
464,580	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50%, due 10/25/56◆◆ 144A	459,302
136,423	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, due 10/25/56◆◆ 144A	135,253
115,047	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, due 04/25/57◆◆ 144A	114,339
1,095,953	Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75%, due 06/25/57◆◆ 144A	1,083,403
1,094,538	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, due 10/25/57◆◆ 144A	1,081,934
943,193	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, due 01/25/58◆◆ 144A	940,396
265,000	Toyota Auto Receivables Owner Trust, Series 2016-C, Class A4, 1.32%, due 11/15/21	259,499
425,000	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.73%, due 02/16/21	420,643

76	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

590,000	Toyota Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.76%, due 07/15/21	583,320
300,000	Toyota Auto Receivables Owner Trust, Series 2017-C, Class A4, 1.98%, due 12/15/22	293,921
315,000	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A3, 2.35%, due 05/16/22	312,892
750,000	Trinitas CLO V, Ltd., Series 2016-5A, Class A, 3.45% (3 mo. USD LIBOR plus 1.700%), due 10/25/28† 144A	754,200
500,000	Trinitas CLO VI, Ltd., Series 2017-6A, Class A, 3.07% (3 mo. USD LIBOR plus 1.320%), due 07/25/29† 144A	503,011
245,000	Triton Container Finance V LLC, Series 2018-1A, Class A, 3.95%, due 03/20/43‡‡‡‡	245,000
184,846	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, due 02/16/43‡‡‡‡	186,754
1,953,000	Verizon Owner Trust, Series 2016-1A, Class A, 1.42%, due 01/20/21 144A	1,937,907
2,530,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.06%, due 09/20/21 144A	2,505,747
77,699	VOLT LVII LLC, Series 2017-NPL4, Class A1, 3.38%, due 04/25/47†† 144A	77,731
99,693	VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, due 06/25/47†† 144A	99,516
440,000	Volvo Financial Equipment LLC, Series 2018-1A, Class A3, 2.54%, due 02/15/22 144A	438,218
238,740	VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35‡‡‡‡	232,908
65,203	Wachovia Student Loan Trust, Series 2006-1, Class B, 1.99% (3 mo. USD LIBOR plus 0.240%), due 04/25/40† 144A	62,361
500,000	Wellfleet CLO, Ltd., Series 2016-2A, Class A1, 3.39% (3 mo. USD LIBOR plus 1.650%), due 10/20/28† 144A	503,337
455,845	West CLO, Ltd., Series 2013-1A, Class A1AR, 2.95% (3 mo. USD LIBOR plus 1.160%), due 11/07/25† 144A	456,132
213,483	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, due 12/20/30‡‡‡‡	212,193
145,000	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.95%, due 02/15/23	142,142
410,000	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, due 04/17/23	407,934
250,000	Zais CLO 6, Ltd., Series 2017-1A, Class A1, 3.09% (3 mo. USD LIBOR plus 1.370%), due 07/15/29† 144A	251,589

		106,862,139

	Corporate Debt — 35.9%

20,000	21st Century Fox America, Inc., 6.75%, due 01/09/38	26,258
775,000	Abbott Laboratories, 2.90%, due 11/30/21	767,460
812,000	AbbVie, Inc., 3.20%, due 11/06/22	802,429
720,000	AbbVie, Inc., 3.60%, due 05/14/25	710,681
500,000	AbbVie, Inc., 4.50%, due 05/14/35	513,600
243,457	Abengoa Transmision Sur SA, 6.88%, due 04/30/43 144A	267,194
344,000	Activision Blizzard, Inc., 3.40%, due 09/15/26	335,971
380,000	Activision Blizzard, Inc., 6.13%, due 09/15/23 144A	397,527
161,000	Advanced Micro Devices, Inc., 7.00%, due 07/01/24	169,855
347,000	AECOM, 5.13%, due 03/15/27	335,098
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	381,495
175,000	AEP Transmission Co. LLC, 3.75%, due 12/01/47 144A	165,996
340,000	AerCap Global Aviation Trust, 6.50% (3 mo. USD LIBOR plus 4.300%), due 06/15/45† 144A	368,475
280,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.75%, due 05/15/19	281,829
355,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, due 10/30/20	365,632
330,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, due 10/01/21	343,782
370,000	Aetna, Inc., 4.75%, due 03/15/44	382,656
315,000	Agrium, Inc., 4.90%, due 06/01/43	328,854
150,000	Agrium, Inc., 5.25%, due 01/15/45	164,055

See accompanying Notes to the Financial Statements.	77

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

390,000	Ahern Rentals, Inc., 7.38%, due 05/15/23‡ 144A	380,250
168,318	Air Canada 2013-1 Class A Pass Through Trust, 4.13%, due 11/15/26‡‡‡‡	170,178
250,000	Air Canada 2013-1 Class C Pass Through Trust, 6.63%, due 05/15/18 144A	251,250
1,890,275	Air Canada 2015-1 Class A Pass Through Trust, 3.60%, due 09/15/28 144A	1,862,583
180,000	Air Canada 2017-1 Class B Pass Through Trust, 3.70%, due 07/15/27‡‡‡‡	176,668
1,908,000	Air Lease Corp., 3.25%, due 03/01/25	1,823,072
155,000	Aircastle, Ltd., 5.50%, due 02/15/22‡	162,363
40,000	Aircastle, Ltd., 7.63%, due 04/15/20	42,950
210,000	Alimentation Couche-Tard, Inc., 2.70%, due 07/26/22‡ 144A	203,802
335,000	Allergan Funding SCS, 3.80%, due 03/15/25‡	329,596
605,000	Allergan Funding SCS, 4.55%, due 03/15/35	594,013
39,000	Allergan Funding SCS, 4.75%, due 03/15/45‡	38,404
225,000	Ally Financial, Inc., 3.25%, due 11/05/18‡	225,562
465,000	Ally Financial, Inc., 5.13%, due 09/30/24	476,044
200,000	Altice Financing SA, 6.63%, due 02/15/23 144A	198,500
135,000	Altria Group, Inc., 2.85%, due 08/09/22	132,263
595,000	Amazon.com, Inc., 3.15%, due 08/22/27‡ 144A	575,236
226,000	Amazon.com, Inc., 3.88%, due 08/22/37 144A	225,963
585,000	Amazon.com, Inc., 4.05%, due 08/22/47 144A	587,959
307,000	AMC Entertainment Holdings, Inc., 6.13%, due 05/15/27‡	303,961
340,000	AMC Networks, Inc., 5.00%, due 04/01/24‡	336,828
620,000	America Movil SAB de CV, 5.00%, due 03/30/20	640,512
3,618,544	American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, due 07/15/24	3,768,352
141,463	American Airlines Pass Through Trust, Series 2015-1, Class A, 3.38%, due 11/01/28	138,634
282,142	American Airlines Pass Through Trust, Series 2016-1, Class A, 4.10%, due 07/15/29	283,680
219,108	American Airlines Pass Through Trust, Series 2017-1, Class A, 4.00%, due 08/15/30	219,029
259,470	American Airlines Pass Through Trust, Series 2017-1, Class AA, 3.65%, due 02/15/29	258,043
150,000	American Airlines Pass Through Trust, Series 2017-2, Class A, 3.60%, due 04/15/31	147,963
455,000	American Express Co., 2.50%, due 08/01/22	439,334
1,003,000	American Express Credit Corp., 1.88%, due 05/03/19	993,857
290,000	American Homes 4 Rent, LP, 4.25%, due 02/15/28	284,747
235,000	American Tower Corp. REIT, 3.40%, due 02/15/19	235,888
471,000	American Tower Corp. REIT, 3.55%, due 07/15/27	446,512
235,000	American Tower Corp. REIT, 4.70%, due 03/15/22	245,471
180,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	174,600
813,000	Amgen, Inc., 4.66%, due 06/15/51	842,801
295,000	Anadarko Petroleum Corp., 6.20%, due 03/15/40	348,888
6,000,000	Anadarko Petroleum Corp., 6.98%, due 10/10/36‡‡	2,566,015
156,000	Andeavor Logistics, LP/Tesoro Logistics Finance Corp., 4.25%, due 12/01/27	152,379
240,000	Anglo American Capital Plc, 4.75%, due 04/10/27‡ ‡‡‡‡	243,147
465,000	Anheuser-Busch InBev Finance, Inc., 4.70%, due 02/01/36	493,474
2,280,000	Anheuser-Busch InBev Finance, Inc., 4.90%, due 02/01/46	2,468,534
275,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48††††	285,162
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	355,840
350,000	Anixter, Inc., 5.63%, due 05/01/19	358,750
230,000	Antero Midstream Partners, LP/Antero Midstream Finance Corp., 5.38%, due 09/15/24	232,875
244,000	Antero Resources Corp., 5.13%, due 12/01/22	247,050
5,000	Anthem, Inc., 5.10%, due 01/15/44	5,415
295,000	Aquarius & Investments Plc for Swiss Reinsurance Co., Ltd., Reg S, 6.38% (USD 5 year swap rate plus 5.210%), due 09/01/24† ‡‡‡	303,850

78	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

314,000	Arconic, Inc., 5.13%, due 10/01/24‡	320,476
269,000	Ares Capital Corp., 3.63%, due 01/19/22	265,313
240,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	228,600
180,000	ASP AMC Merger Sub, Inc., 8.00%, due 05/15/25 144A	169,650
150,000	AT&T, Inc., 2.63%, due 12/01/22‡	144,495
2,079,000	AT&T, Inc., 3.40%, due 05/15/25	2,006,343
5,000,000	AT&T, Inc., 3.63%, due 11/27/22‡‡ 144A	4,266,391
120,000	AT&T, Inc., 3.88%, due 08/15/21	122,212
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,353
394,000	AT&T, Inc., 4.75%, due 05/15/46	384,132
45,000	AT&T, Inc., 4.90%, due 08/14/37	45,393
110,000	AT&T, Inc., 5.25%, due 03/01/37	116,714
50,000	AT&T, Inc., 5.30%, due 08/14/58	50,628
640,000	AT&T, Inc., 5.45%, due 03/01/47‡	681,815
425,000	Australia & New Zealand Banking Group, Ltd., 2.13%, due 08/19/20‡	416,479
200,000	Australia & New Zealand Banking Group, Ltd., 6.75% (USISDA05 plus 5.168%)† ††††† ‡ ‡‡‡‡	213,000
354,000	Autodesk, Inc., 3.50%, due 06/15/27	338,584
190,000	AXA SA, 8.60%, due 12/15/30	258,875
260,000	Azul Investments LLP, 5.88%, due 10/26/24‡‡‡‡	256,750
260,000	BAC Capital Trust XIV, 4.00% (3 mo. USD LIBOR plus 0.400%)† †††††	223,275
2,160,000	BAE Systems Holdings, Inc., 6.38%, due 06/01/19 144A	2,248,783
87,000	Bank of America Corp., 2.60%, due 01/15/19	87,096
2,526,000	Bank of America Corp., 3.50%, due 04/19/26	2,484,426
755,000	Bank of America Corp., 3.59% (3 mo. USD LIBOR plus 1.370%), due 07/21/28† ‡	734,171
420,000	Bank of America Corp., 5.13% (3 mo. USD LIBOR plus 3.387%)† †††††	425,355
270,000	Bank of America Corp., 6.30% (3 mo. USD LIBOR plus 4.553%)† †††††	290,250
740,000	Bank of America Corp., (MTN), 3.30%, due 01/11/23	738,322
378,000	Bank of America Corp., (MTN), 3.95%, due 04/21/25	375,010
500,000	Bank of America Corp., (MTN), 4.13%, due 01/22/24	515,060
165,000	Bank of America Corp., (MTN), 4.20%, due 08/26/24	167,727
124,000	Bank of America Corp., (MTN), 4.25%, due 10/22/26	125,002
270,000	Bank of America Corp., (MTN), 4.44% (3 mo. USD LIBOR plus 1.990%), due 01/20/48†	282,563
1,330,000	Bank of America Corp., (MTN), 4.45%, due 03/03/26	1,360,904
425,000	Banque Federative du Credit Mutuel SA, 2.20%, due 07/20/20 144A	416,159
670,000	Barclays Bank Plc, 2.65%, due 01/11/21	660,676
380,000	Barclays Plc, 3.20%, due 08/10/21‡	375,611
300,000	Barclays Plc, 3.68%, due 01/10/23‡	297,717
325,000	Barclays Plc, 4.38%, due 01/12/26	325,889
200,000	Barclays Plc, 4.95%, due 01/10/47	205,923
770,000	BAT Capital Corp., 3.22%, due 08/15/24 144A	743,431
375,000	Becton Dickinson and Co., 2.13%, due 06/06/19	370,861
1,060,000	Becton Dickinson and Co., 3.70%, due 06/06/27	1,025,371
1,395,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,783,100
105,000	BHP Billiton Finance USA, Ltd., 6.25% (USD 5 year swap rate plus 4.971%), due 10/19/75† 144A	110,828
1,099,000	Blackstone Holdings Finance Co. LLC, 4.75%, due 02/15/23 144A	1,160,781
760,000	BNP Paribas SA, 3.38%, due 01/09/25‡ 144A	736,238
170,000	Boardwalk Pipelines, LP, 4.45%, due 07/15/27	165,588

See accompanying Notes to the Financial Statements.	79

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,835,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	1,942,731
280,000	BPCE SA, 4.50%, due 03/15/25 144A	281,572
415,000	BPCE SA, 5.70%, due 10/22/23 144A	445,482
205,000	Braskem Finance, Ltd., 7.00%, due 05/07/20 144A	218,411
310,000	Braskem Netherlands Finance BV, 4.50%, due 01/10/28‡ 144A	302,141
530,000	Brighthouse Financial, Inc., 3.70%, due 06/22/27‡ 144A	492,671
255,377	British Airways 2013-1 Class A Pass Through Trust, 4.63%, due 12/20/25 144A	265,579
59,135	British Airways 2013-1 Class B Pass Through Trust, 5.63%, due 12/20/21 144A	60,838
95,000	British Airways 2018-1 Class AA Pass Through Trust, 3.80%, due 03/20/33‡ 144A	95,950
425,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 2.38%, due 01/15/20	419,251
1,022,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.88%, due 01/15/27	995,810
272,000	Bunge, Ltd. Finance Corp., 8.50%, due 06/15/19	289,084
245,000	C&W Senior Financing Designated Activity Co., 6.88%, due 09/15/27‡ ‡‡‡‡	245,000
305,000	CA, Inc., 3.60%, due 08/15/22	308,003
165,000	Cablevision SA, 6.50%, due 06/15/21 144A	172,425
195,000	Cablevision Systems Corp., 5.88%, due 09/15/22‡	193,966
725,000	Canadian Imperial Bank of Commerce, 2.70%, due 02/02/21‡	717,797
933,000	Canadian Natural Resources, Ltd., 2.95%, due 01/15/23	906,948
859,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15# ‡	1,078,244
200,000	Capital One Financial Corp., 2.40%, due 10/30/20	196,162
310,000	Capital One Financial Corp., 2.45%, due 04/24/19	308,692
958,000	Capital One Financial Corp., 3.20%, due 01/30/23	935,988
585,000	Capital One Financial Corp., 3.75%, due 07/28/26	557,542
340,000	Capital One Financial Corp., 4.20%, due 10/29/25	337,433
122,000	CBS Corp., 3.38%, due 03/01/22	121,583
195,000	CBS Corp., 3.70%, due 08/15/24	194,058
175,000	CCM Merger, Inc., 6.00%, due 03/15/22‡‡‡‡	177,187
210,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, due 05/01/27 144A	210,525
39,000	CDW LLC/CDW Finance Corp., 5.00%, due 09/01/25	39,000
234,000	Celgene Corp., 2.88%, due 08/15/20	233,206
248,000	Celgene Corp., 2.88%, due 02/19/21	246,411
235,000	Cemex SAB de CV, 6.13%, due 05/05/25‡ 144A	245,034
225,000	Cengage Learning, Inc., 9.50%, due 06/15/24‡ 144A	173,812
380,000	Cenovus Energy, Inc., 4.45%, due 09/15/42	340,343
250,000	Cenovus Energy, Inc., 5.40%, due 06/15/47‡	252,553
350,000	Centene Corp., 5.63%, due 02/15/21‡	360,500
205,000	CenterPoint Energy, Inc., 2.50%, due 09/01/22	198,873
520,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	498,757
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, due 07/23/22	5,112
1,846,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	2,067,610
815,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	897,598
386,000	Chemours Co. (The), 6.63%, due 05/15/23‡	406,747
192,000	Cheniere Corpus Christi Holdings LLC, 5.13%, due 06/30/27	191,280
133,000	Cheniere Corpus Christi Holdings LLC, 5.88%, due 03/31/25	139,650
125,000	CHS/Community Health Systems, Inc., 5.13%, due 08/01/21	116,875
89,000	CHS/Community Health Systems, Inc., 8.00%, due 11/15/19‡	80,323

80	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

205,000	Cimarex Energy Co., 4.38%, due 06/01/24	211,236
335,000	Cincinnati Bell, Inc., 7.00%, due 07/15/24 144A	301,500
400,000	Citigroup, Inc., 2.35%, due 08/02/21	388,700
1,374,000	Citigroup, Inc., 2.70%, due 03/30/21‡	1,354,975
465,000	Citigroup, Inc., 2.75%, due 04/25/22	453,393
983,000	Citigroup, Inc., 3.40%, due 05/01/26	951,749
789,000	Citigroup, Inc., 3.44% (3 mo. USD LIBOR plus 1.430%), due 09/01/23†	808,725
1,110,000	Citigroup, Inc., 3.89% (3 mo. USD LIBOR plus 1.563%), due 01/10/28†	1,105,211
140,000	Citigroup, Inc., 4.28% (3 mo. USD LIBOR plus 1.839%), due 04/24/48† ‡	142,262
180,000	Citigroup, Inc., 4.40%, due 06/10/25	183,388
584,000	Citigroup, Inc., 4.60%, due 03/09/26‡	600,028
520,000	Citigroup, Inc., 4.75%, due 05/18/46	530,453
361,000	Citigroup, Inc., 5.88% (3 mo. USD LIBOR plus 4.059%)† ††††† ‡	373,184
130,000	Citigroup, Inc., 5.90% (3 mo. USD LIBOR plus 4.230%)† †††††	134,388
230,000	Citigroup, Inc., 5.95% (3 mo. USD LIBOR plus 4.068%)† †††††	237,049
550,000	Citigroup, Inc., 5.95% (3 mo. USD LIBOR plus 4.095%)† †††††	570,974
120,000	Citigroup, Inc., 6.13% (3 mo. USD LIBOR plus 4.478%)† ††††† ‡	126,402
385,000	Citigroup, Inc., 6.25% (3 mo. USD LIBOR plus 4.517%)† †††††	407,137
390,000	Citizens Bank NA/Providence RI, 2.20%, due 05/26/20	382,074
401,000	Citrix Systems, Inc., 4.50%, due 12/01/27	399,133
250,000	Clear Channel Worldwide Holdings, Inc., 6.50%, due 11/15/22‡	256,425
1,223,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14#	1,336,019
585,000	CNAC HK Finbridge Co., Ltd., Reg S, 3.50%, due 07/19/22‡‡‡	566,023
300,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	300,000
233,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, due 08/15/26 144A	228,190
380,000	Columbia Pipeline Group, Inc., 4.50%, due 06/01/25	384,097
130,000	Comcast Corp., 3.97%, due 11/01/47‡	123,574
369,000	Comcast Corp., 4.05%, due 11/01/52	347,286
1,930,000	Comcast Corp., 4.25%, due 01/15/33	2,002,972
79,000	Comcast Corp., 6.40%, due 05/15/38	100,690
20,000	Comcast Corp., 6.50%, due 11/15/35	25,580
73,000	Commercial Metals Co., 5.38%, due 07/15/27	72,088
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	352,700
200,000	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, due 02/06/24 144A	209,678
45,000	Concho Resources, Inc., 4.88%, due 10/01/47	47,952
190,000	ConocoPhillips Co., 4.95%, due 03/15/26‡	207,739
575,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29‡	732,872
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	67,701
400,000	Consumers Energy Co., 3.25%, due 08/15/46	358,944
1,164,691	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.98%, due 10/19/23	1,248,211
171,876	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.25%, due 10/11/21	178,537
518,000	Continental Resources, Inc., 5.00%, due 09/15/22	526,417
195,000	Cooperatieve Rabobank UA, 11.00% (3 mo. USD LIBOR plus 10.868%) † ††††† 144A	213,966
820,000	Corp. Andina de Fomento, 2.13%, due 09/27/21	796,343
55,000	Corp. Andina de Fomento, 2.75%, due 01/06/23	53,868
1,526,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	1,455,594
205,000	Credit Acceptance Corp., 6.13%, due 02/15/21	207,501
300,000	Credit Agricole SA, 7.88% (USD 5 year swap rate plus 4.898%)† ††††† ‡ 144A	326,748

See accompanying Notes to the Financial Statements.	81

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

250,000	Credit Agricole SA, 8.13% (USD 5 year swap rate plus 6.283%), due 09/19/33† 144A	255,417
500,000	Credit Suisse Group Funding Guernsey, Ltd., 3.13%, due 12/10/20	497,534
215,000	Credito Real SAB de CV SOFOM ER, 9.13%◆ ††††† ‡‡‡‡	221,181
230,000	Crown Castle Holdings GS V LLC/Crown Castle GS III Corp REIT, 3.85%, due 04/15/23	231,252
357,000	Crown Castle Towers LLC, 4.88%, due 08/15/40 144A	369,690
275,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.25%, due 08/15/22	259,875
125,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25 144A	126,563
1,160,000	CVS Health Corp., 2.75%, due 12/01/22	1,117,781
675,000	CVS Health Corp., 3.35%, due 03/09/21	679,145
50,000	CVS Health Corp., 4.78%, due 03/25/38	50,837
720,000	CVS Health Corp., 5.05%, due 03/25/48	760,251
120,000	CVS Health Corp., 5.13%, due 07/20/45	127,755
2,830,558	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	3,359,840
245,000	Cydsa SAB DE CV, 6.25%, due 10/04/27 144A	244,081
1,615,000	Daimler Finance North America LLC, 2.20%, due 05/05/20 144A	1,585,418
375,000	DaVita, Inc., 5.00%, due 05/01/25	363,394
240,000	DCP Midstream Operating LP, 5.85% (3 mo. USD LIBOR plus 3.850%), due 05/21/43† 144A	228,000
210,000	DCP Midstream Operating LP, 9.75%, due 03/15/19 144A	222,600
578,000	DCP Midstream Operating, LP, 5.35%, due 03/15/20 144A	596,785
215,000	Dell International LLC/EMC Corp., 3.48%, due 06/01/19 144A	216,034
640,000	Dell International LLC/EMC Corp., 6.02%, due 06/15/26 144A	690,324
55,000	Dell International LLC/EMC Corp., 7.13%, due 06/15/24 144A	58,863
250,000	Dell International LLC/EMC Corp., 8.35%, due 07/15/46 144A	318,534
63,020	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.20%, due 01/02/20	63,847
885,964	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	980,186
405,000	Delta Air Lines, Inc., 3.63%, due 03/15/22	404,871
375,000	Deutsche Bank AG, (MTN), 3.38%, due 05/12/21	370,920
250,000	Dexia Credit Local SA, 1.88%, due 09/15/21 144A	241,956
235,000	Digicel, Ltd., 6.75%, due 03/01/23 144A	212,647
622,000	Digital Realty Trust, LP REIT, 3.70%, due 08/15/27	600,552
665,000	Discover Financial Services, 3.75%, due 03/04/25	646,439
412,000	Discover Financial Services, 3.95%, due 11/06/24	408,151
120,000	Discover Financial Services, 4.10%, due 02/09/27	119,254
72,000	Discover Financial Services, 5.20%, due 04/27/22	75,569
35,000	Discovery Communications LLC, 5.00%, due 09/20/37‡	34,990
125,000	Discovery Communications LLC, 5.20%, due 09/20/47‡	125,201
264,000	Dominion Energy, Inc., 2.58%, due 07/01/20	260,807
115,000	Dominion Energy, Inc., 2.85%, due 08/15/26	106,769
400,000	Dominion Energy, Inc., 4.45%, due 03/15/21	412,689
400,000	Dow Chemical Co. (The), 4.38%, due 11/15/42	399,711
2,589,000	Duke Energy Corp., 3.55%, due 09/15/21	2,614,862
420,000	Duke Energy Florida LLC, 3.40%, due 10/01/46	383,422
195,000	Duke Energy Progress LLC, 3.70%, due 10/15/46	189,645
274,000	eBay, Inc., 2.15%, due 06/05/20	269,019
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	248,109
874,000	Electricite de France SA, 3.63%, due 10/13/25 144A	875,273
440,000	Electricite de France SA, 5.25% (USSW10 plus 3.709%)† ††††† 144A	442,530

82	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

494,000	Electronic Arts, Inc., 4.80%, due 03/01/26	529,969
373,000	Emera US Finance, LP, 3.55%, due 06/15/26	356,839
355,000	Enbridge Energy Partners, LP, 4.38%, due 10/15/20	363,078
230,000	Enbridge Energy Partners, LP, 5.49% (3 mo. USD LIBOR plus 3.798%), due 10/01/77†	225,315
320,000	Enbridge, Inc., 5.50% (3 mo. USD LIBOR plus 3.418%), due 07/15/77†	304,800
245,000	Enbridge, Inc., 6.25%, due 03/01/78◆	243,520
540,000	Encana Corp., 6.50%, due 08/15/34‡	644,613
179,000	Energy Transfer Equity, LP, 5.88%, due 01/15/24	185,265
295,000	Energy Transfer LP, 5.15%, due 03/15/45	270,529
110,000	Energy Transfer Partners, LP, 4.20%, due 04/15/27‡	106,390
93,000	Energy Transfer Partners, LP, 9.70%, due 03/15/19	98,662
110,000	EnerSys, 5.00%, due 04/30/23 144A	112,200
307,000	EnLink Midstream Partners, LP, 4.85%, due 07/15/26‡	310,683
200,000	EnLink Midstream Partners, LP, 6.00%◆ ††††† ‡	187,159
54,000	Enova International, Inc., 8.50%, due 09/01/24 144A	57,240
201,000	Enova International, Inc., 9.75%, due 06/01/21‡	212,557
55,000	Enterprise Products Operating LLC, 3.70%, due 02/15/26	54,594
460,000	Enterprise Products Operating LLC, 3.75%, due 02/15/25	462,733
480,000	Enterprise Products Operating LLC, 5.25%, due 08/16/77◆	468,000
285,000	Enterprise Products Operating LLC, 5.48% (3 mo. USD LIBOR plus 3.708%), due 08/01/66†	286,086
70,000	Equifax, Inc., 7.00%, due 07/01/37	86,154
174,000	Equinix, Inc. REIT, 5.38%, due 05/15/27	177,045
1,934,000	ERAC USA Finance LLC, 2.80%, due 11/01/18 144A	1,934,347
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49* **** ¤ ^ †††	—
120,000	Exela Intermediate LLC/Exela Finance, Inc., 10.00%, due 07/15/23 144A	121,950
1,169,000	Exelon Corp., 5.10%, due 06/15/45	1,307,512
912,000	Exelon Generation Co. LLC, 4.25%, due 06/15/22‡	942,702
530,000	Expedia, Inc., 3.80%, due 02/15/28	493,225
555,000	Expedia, Inc., 5.00%, due 02/15/26	573,539
495,000	Express Scripts Holding Co., 2.60%, due 11/30/20	486,422
1,270,000	Express Scripts Holding Co., 3.40%, due 03/01/27‡	1,195,458
405,000	Fidelity National Information Services, Inc., 2.85%, due 10/15/18	405,239
302,000	Fidelity National Information Services, Inc., 3.63%, due 10/15/20	305,972
1,303,000	Fifth Third Bancorp, 2.88%, due 07/27/20	1,301,192
272,000	Fifth Third Bancorp, 5.10% (3 mo. USD LIBOR plus 3.033%)† ††††† ‡	268,600
245,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31‡	323,005
250,000	Flagstar Bancorp, Inc., 6.13%, due 07/15/21	263,870
761,000	Ford Motor Co., 4.75%, due 01/15/43‡	696,399
250,000	Ford Motor Credit Co. LLC, 3.34%, due 03/18/21	248,692
595,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	635,374
580,000	Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	628,174
240,000	Freedom Mortgage Corp., 8.13%, due 11/15/24 144A	246,600
155,000	FS Investment Corp., 4.00%, due 07/15/19	155,823
140,000	FS Investment Corp., 4.25%, due 01/15/20	141,338
221,000	GCI, Inc., 6.88%, due 04/15/25	232,602
80,000	General Electric Co., (MTN), 4.38%, due 09/16/20	82,074
450,000	General Motors Co., 4.00%, due 04/01/25	445,511
450,000	General Motors Co., 4.88%, due 10/02/23	470,146

See accompanying Notes to the Financial Statements.	83

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,045,000	General Motors Financial Co., Inc., 3.50%, due 07/10/19	1,050,720
460,000	General Motors Financial Co., Inc., 4.00%, due 01/15/25	454,170
1,430,000	General Motors Financial Co., Inc., 4.20%, due 03/01/21	1,458,047
394,000	General Motors Financial Co., Inc., 4.30%, due 07/13/25	395,143
475,000	Gilead Sciences, Inc., 2.50%, due 09/01/23	458,174
185,000	GLP Capital, LP/GLP Financing II, Inc., 5.38%, due 04/15/26	188,237
265,000	Goldcorp, Inc., 3.63%, due 06/09/21	267,348
625,000	Goldman Sachs Group (The), Inc., 2.30%, due 12/13/19	618,572
919,000	Goldman Sachs Group (The), Inc., 2.63%, due 04/25/21	900,743
140,000	Goldman Sachs Group (The), Inc., 3.50%, due 01/23/25	137,460
85,000	Goldman Sachs Group (The), Inc., 3.75%, due 02/25/26	83,657
1,070,000	Goldman Sachs Group (The), Inc., 3.81%, due 04/23/29◆	1,050,195
930,000	Goldman Sachs Group (The), Inc., 3.85%, due 01/26/27	919,316
290,000	Goldman Sachs Group (The), Inc., 5.15%, due 05/22/45	312,822
125,000	Goldman Sachs Group (The), Inc., 5.30% (3 mo. USD LIBOR plus 3.834%)† †††††	125,625
565,000	Goldman Sachs Group (The), Inc., 5.38% (3 mo. USD LIBOR plus 3.922%)† ††††† ‡	580,724
130,000	Goldman Sachs Group (The), Inc., 5.75%, due 01/24/22	140,740
1,462,000	Goldman Sachs Group (The), Inc., (MTN), 7.50%, due 02/15/19	1,521,144
280,000	Greenko Dutch BV, 4.88%, due 07/24/22‡‡‡‡	270,810
248,000	Gulfport Energy Corp., 6.00%, due 10/15/24	236,530
124,000	H&E Equipment Services, Inc., 5.63%, due 09/01/25	125,395
465,000	Hartford Financial Services Group, Inc. (The), 8.13% (3 mo. USD LIBOR plus 4.603%), due 06/15/68†	470,812
390,000	HCA, Inc., 5.25%, due 04/15/25‡	399,633
262,000	HCA, Inc., 5.25%, due 06/15/26	266,061
460,000	HCA, Inc., 5.88%, due 03/15/22	485,875
195,000	HCA, Inc., 7.50%, due 02/15/22	214,744
110,000	Hess Corp., 5.80%, due 04/01/47	116,039
418,000	Hewlett Packard Enterprise Co., 2.10%, due 10/04/19 144A	412,643
175,000	Hewlett Packard Enterprise Co., 2.85%, due 10/05/18	175,202
105,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.13%, due 12/01/24	111,956
305,000	HSBC Holdings Plc, 6.88% (USISDA05 plus 5.514%)† ††††† ‡	322,919
95,000	Humana, Inc., 3.95%, due 03/15/27	94,599
1,260,000	Husky Energy, Inc., 7.25%, due 12/15/19	1,345,866
120,000	IHS Markit, Ltd., 4.00%, due 03/01/26 144A	115,800
90,000	IHS Markit, Ltd., 4.75%, due 02/15/25 144A	91,575
110,000	IHS Markit, Ltd., 5.00%, due 11/01/22 144A	114,675
385,000	ING Bank NV, 5.80%, due 09/25/23 144A	416,630
200,000	Instituto Costarricense de Electricidad, 6.38%, due 05/15/43 144A	177,380
200,000	International Game Technology Plc, 6.50%, due 02/15/25 144A	215,250
220,000	International Lease Finance Corp., 5.88%, due 04/01/19	226,058
310,000	International Paper Co., 4.40%, due 08/15/47	296,704
54,000	IPALCO Enterprises, Inc., 3.70%, due 09/01/24	52,930
58,000	Iridium Communications, Inc., 10.25%, due 04/15/23‡ 144A	59,740
196,000	Iron Mountain, Inc. REIT, 4.88%, due 09/15/27 144A	182,770
350,000	Iron Mountain, Inc. REIT, 6.00%, due 08/15/23	363,513
105,000	Israel Electric Corp., Ltd., 7.25%, due 01/15/19 144A	108,261
325,000	Israel Electric Corp., Ltd., 9.38%, due 01/28/20 144A	358,550

84	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

107,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 07/15/25 144A	110,076
110,000	Jacobs Entertainment, Inc., 7.88%, due 02/01/24 144A	116,875
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	529,649
584,000	Jefferies Group LLC, 8.50%, due 07/15/19‡	621,897
340,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, due 01/23/30	317,093
418,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, due 01/15/27	428,221
580,000	Johnson & Johnson, 3.40%, due 01/15/38	558,880
560,000	JPMorgan Chase & Co., 2.40%, due 06/07/21	546,874
1,802,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	1,786,119
380,000	JPMorgan Chase & Co., 3.20%, due 06/15/26	364,930
300,000	JPMorgan Chase & Co., 3.25%, due 09/23/22	299,297
1,430,000	JPMorgan Chase & Co., 3.38%, due 05/01/23	1,412,844
800,000	JPMorgan Chase & Co., 3.96%, due 11/15/48◆	771,960
820,000	JPMorgan Chase & Co., 4.25%, due 10/15/20	844,105
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	93,263
200,000	JPMorgan Chase & Co., 4.50%, due 01/24/22	208,188
1,000,000	JPMorgan Chase & Co., 5.30% (3 mo. USD LIBOR plus 3.800%)† †††††	1,029,500
420,000	JPMorgan Chase & Co., 6.75% (3 mo. USD LIBOR plus 3.780%)† ††††† ‡	458,745
822,000	Juniper Networks, Inc., 3.13%, due 02/26/19	823,246
237,000	Juniper Networks, Inc., 3.30%, due 06/15/20	237,226
843,000	Juniper Networks, Inc., 4.60%, due 03/15/21	867,690
200,000	KazMunayGas National Co. JSC, 3.88%, due 04/19/22 144A	199,682
2,500,000	Kinder Morgan Energy Partners, LP, 4.15%, due 02/01/24	2,510,980
185,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	231,769
1,240,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43 144A	1,333,997
688,000	KKR Group Finance Co. LLC, 6.38%, due 09/29/20 144A	739,870
200,000	Klabin Finance SA, 4.88%, due 09/19/27 144A	192,750
360,000	Kraft Heinz Foods Co., 3.50%, due 06/06/22	359,823
95,000	Kraft Heinz Foods Co., 4.38%, due 06/01/46	87,453
235,000	Kraft Heinz Foods Co., 4.88%, due 02/15/25 144A	245,123
170,000	Kraft Heinz Foods Co., 5.00%, due 07/15/35	176,768
148,000	Kraft Heinz Foods Co., 5.20%, due 07/15/45	150,961
349,000	Kraft Heinz Foods Co., 5.38%, due 02/10/20	363,443
204,000	Kratos Defense & Security Solutions, Inc., 6.50%, due 11/30/25 144A	211,395
400,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	422,136
180,000	Kronos Acquisition Holdings, Inc., 9.00%, due 08/15/23 144A	171,450
300,000	L Brands, Inc., 5.63%, due 10/15/23‡	313,500
221,000	L Brands, Inc., 6.63%, due 04/01/21	235,917
120,000	L Brands, Inc., 6.88%, due 11/01/35	117,000
82,000	Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp., 5.25%, due 03/15/22‡ 144A	82,205
133,000	Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp., 5.25%, due 10/01/25 144A	126,350
150,000	Laureate Education, Inc., 8.25%, due 05/01/25‡ 144A	161,250
251,000	Lear Corp., 5.25%, due 01/15/25	265,327
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%**** ††† †††††	165
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17**** †††	95
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17**** †††	312
290,000	Leucadia National Corp., 5.50%, due 10/18/23	298,475
1,150,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	1,175,065

See accompanying Notes to the Financial Statements.	85

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,237,000	Liberty Mutual Group, Inc., 4.95%, due 05/01/22 144A	1,307,365
386,000	Liberty Mutual Group, Inc., Junior Subordinated Note, Series A, 7.80%, due 03/07/87 144A	478,640
105,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/01/24 144A	109,725
230,000	Liquid Telecommunications Financing Plc, 8.50%, due 07/13/22 144A	242,203
300,000	Lloyds Banking Group Plc, 7.50% (USD 5 year swap rate plus 4.760%)† †††††	325,875
645,000	Lloyds Banking Group Plc, Subordinated Note, 4.65%, due 03/24/26	648,426
1,268,000	Lockheed Martin Corp., 4.70%, due 05/15/46‡	1,381,519
247,000	LSC Communications, Inc., 8.75%, due 10/15/23 144A	255,102
492,000	LyondellBasell Industries NV, 5.00%, due 04/15/19	499,548
240,000	M&T Bank Corp., 5.13% (3 mo. USD LIBOR plus 3.520%)† †††††	239,700
300,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25‡ 144A	304,634
1,484,000	Macquarie Group, Ltd., 4.15%, due 03/27/24◆ 144A	1,491,519
355,000	Macy’s Retail Holdings, Inc., 3.63%, due 06/01/24‡	341,907
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46	53,497
400,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	437,563
700,000	Marriott International, Inc., 3.13%, due 06/15/26	664,630
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	235,709
225,000	Masco Corp., 4.38%, due 04/01/26	229,191
225,000	Masco Corp., 4.45%, due 04/01/25	230,833
725,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14#	812,141
17,000	Match Group, Inc., 5.00%, due 12/15/27‡ 144A	16,788
199,000	Match Group, Inc., 6.38%, due 06/01/24	212,432
894,000	McDonald’s Corp., 3.35%, due 04/01/23‡	899,963
175,000	McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, due 05/15/24 144A	167,960
239,000	MDC Partners, Inc., 6.50%, due 05/01/24 144A	233,622
270,000	MEDNAX, Inc., 5.25%, due 12/01/23 144A	272,025
70,000	Medtronic, Inc., 3.13%, due 03/15/22	70,091
190,000	Medtronic, Inc., 3.15%, due 03/15/22	190,421
384,000	Medtronic, Inc., 4.38%, due 03/15/35	408,168
310,000	Meredith Corp., 6.88%, due 02/01/26 144A	318,912
275,000	MetLife, Inc., 6.40%, due 12/15/66‡	302,156
250,000	MetLife, Inc., 9.25%, due 04/08/38 144A	341,250
295,000	Mexichem SAB de CV, 5.50%, due 01/15/48 144A	275,456
63,000	MGIC Investment Corp., 5.75%, due 08/15/23	66,308
410,000	Microsoft Corp., 3.95%, due 08/08/56	408,724
1,104,000	Microsoft Corp., 4.25%, due 02/06/47	1,190,816
455,000	Microsoft Corp., 4.45%, due 11/03/45	504,945
700,000	Microsoft Corp., 4.50%, due 02/06/57	769,480
165,630	Miran Mid-Atlantic Series C Pass Through Trust, 10.06%, due 12/30/28	166,458
277,000	Molson Coors Brewing Co., 1.45%, due 07/15/19	271,972
230,000	Molson Coors Brewing Co., 3.00%, due 07/15/26	213,416
380,000	Mondelez International Holdings Netherlands BV, 1.63%, due 10/28/19 144A	372,314
921,000	Morgan Stanley, 3.88%, due 04/29/24	929,767
135,000	Morgan Stanley, 3.97% (3 mo. USD LIBOR plus 1.455%), due 07/22/38†	132,326
520,000	Morgan Stanley, 4.38%, due 01/22/47	533,445
325,000	Morgan Stanley, 5.45% (3 mo. USD LIBOR plus 3.610%)† †††††	331,263
295,000	Morgan Stanley, (MTN), 3.77%, due 01/24/29◆	290,788
305,000	Morgan Stanley, (MTN), 3.88%, due 01/27/26	305,041

86	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,720,000	Morgan Stanley, (MTN), 4.10%, due 05/22/23	1,745,146
345,000	Morgan Stanley, (MTN), 5.50%, due 01/26/20	360,230
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,000,000
1,982,000	Morgan Stanley, (MTN), 7.30%, due 05/13/19	2,077,398
238,000	Motorola Solutions, Inc., 4.60%, due 02/23/28‡	240,032
295,000	MPLX, LP, 4.00%, due 03/15/28‡	291,318
250,000	MPLX, LP, 4.50%, due 04/15/38	247,640
25,000	MPLX, LP, 5.20%, due 03/01/47	26,223
225,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	216,444
154,000	Murphy Oil Corp., 5.75%, due 08/15/25	152,075
194,000	Mylan NV, 2.50%, due 06/07/19	192,548
366,000	Mylan NV, 3.95%, due 06/15/26	355,605
545,000	Mylan, Inc., 4.55%, due 04/15/28†††† 144A	546,976
360,000	Myriad International Holdings BV, 5.50%, due 07/21/25 144A	382,790
44,000	National CineMedia LLC, 6.00%, due 04/15/22	44,660
235,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 7.88%, due 10/01/20	240,287
330,000	Natura Cosmeticos SA, 5.38%, due 02/01/23 144A	329,752
175,000	Navient Corp., (MTN), 8.45%, due 06/15/18	176,925
335,000	NetApp, Inc., 2.00%, due 09/27/19	329,931
255,000	Netflix, Inc., 4.88%, due 04/15/28 144A	245,527
445,000	New England Power Co., 3.80%, due 12/05/47‡ 144A	432,609
170,000	Newell Brands, Inc., 4.20%, due 04/01/26‡	168,472
123,000	Newfield Exploration Co., 5.63%, due 07/01/24‡	130,380
103,000	Newfield Exploration Co., 5.75%, due 01/30/22	108,150
205,000	NextEra Energy Capital Holdings, Inc., 2.30%, due 04/01/19	203,952
435,000	NextEra Energy Capital Holdings, Inc., 3.55%, due 05/01/27	423,536
95,000	NextEra Energy Operating Partners, LP, 4.50%, due 09/15/27‡ 144A	89,894
285,000	Nippon Life Insurance Co., 5.10% (USISDA05 plus 3.650%), due 10/16/44† 144A	297,112
670,000	NiSource Finance Corp., 3.49%, due 05/15/27	648,762
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	797,708
200,000	Noble Energy, Inc., 5.05%, due 11/15/44	209,826
135,000	Nokia OYJ, 4.38%, due 06/12/27	127,069
205,000	Norbord, Inc., 6.25%, due 04/15/23 144A	216,787
195,000	Northern States Power Co., 3.60%, due 09/15/47	186,519
220,000	Northern States Power Co., 4.13%, due 05/15/44	229,685
188,132	Northwest Airlines Pass Through Trust, Series 2007-1, Class A, 7.03%, due 05/01/21	198,281
370,000	NOVA Chemicals Corp., 5.00%, due 05/01/25‡ 144A	356,014
80,000	Novelis Corp., 5.88%, due 09/30/26 144A	78,600
569,000	NRG Energy, Inc., 6.25%, due 05/01/24‡	588,915
270,000	NRG Energy, Inc., 6.63%, due 01/15/27‡	277,425
320,000	NRG Yield Operating LLC, 5.38%, due 08/15/24	322,800
225,000	NRG Yield, Inc., 3.25%, due 06/01/20 144A	223,371
70,000	NuStar Logistics, LP, 5.63%, due 04/28/27‡	68,075
560,000	NXP BV/NXP Funding LLC, 4.63%, due 06/01/23 144A	571,368
325,000	NXP BV/NXP Funding LLC, 5.75%, due 03/15/23	334,344
80,000	Olin Corp., 5.00%, due 02/01/30	76,700
210,000	Omega Healthcare Investors, Inc. REIT, 4.50%, due 01/15/25	205,619
277,000	Omega Healthcare Investors, Inc. REIT, 4.95%, due 04/01/24	283,075
195,000	Omega Healthcare Investors, Inc. REIT, 5.25%, due 01/15/26	198,283

See accompanying Notes to the Financial Statements.	87

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

139,000	ONEOK Partners, LP, 5.00%, due 09/15/23	146,785
200,000	ONEOK, Inc., 4.95%, due 07/13/47‡	203,710
175,000	Open Text Corp., 5.88%, due 06/01/26 144A	180,416
385,000	Oracle Corp., 3.80%, due 11/15/37	381,492
320,000	Oracle Corp., 4.30%, due 07/08/34	338,416
250,000	Owens Corning, 4.20%, due 12/15/22	255,995
460,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34‡	549,765
205,000	PECO Energy Co., 3.70%, due 09/15/47	196,829
730,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, due 06/15/19 144A	726,550
155,000	Petrobras Global Finance BV, 5.30%, due 01/27/25 144A	153,256
506,000	Petrobras Global Finance BV, 5.63%, due 05/20/43‡	443,382
185,000	Petrobras Global Finance BV, 5.75%, due 02/01/29	179,289
420,000	Petrobras Global Finance BV, 7.38%, due 01/17/27	455,910
320,000	Petroleos Mexicanos, 4.88%, due 01/24/22	328,768
80,000	Petroleos Mexicanos, 5.38%, due 03/13/22	83,360
255,000	Petroleos Mexicanos, 5.50%, due 01/21/21	265,774
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	253,725
630,000	Petroleos Mexicanos, 6.75%, due 09/21/47	639,059
350,000	Petroleos Mexicanos, 6.88%, due 08/04/26	385,525
1,006,000	Phillips 66 Partners, LP, 3.61%, due 02/15/25	985,611
774,000	Phillips 66 Partners, LP, 3.75%, due 03/01/28‡	749,198
115,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.70%, due 06/15/44	103,041
250,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.90%, due 02/15/45	230,720
515,000	PNC Bank NA, 2.45%, due 07/28/22	499,075
595,000	PNC Bank NA, 2.50%, due 01/22/21	586,549
1,190,000	PNC Bank NA, 2.95%, due 01/30/23	1,164,614
270,000	PNC Financial Services Group (The), Inc., 4.85% (3 mo. USD LIBOR plus 3.040%)† †††††	271,188
513,000	PNC Financial Services Group (The), Inc., 6.75% (3 mo. USD LIBOR plus 3.678%)† †††††	557,503
200,000	Popular, Inc., 7.00%, due 07/01/19	205,000
60,000	Post Holdings, Inc., 5.63%, due 01/15/28 144A	57,525
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	594,052
252,000	Priceline Group (The), Inc., 2.75%, due 03/15/23	243,464
134,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 05/15/23‡ 144A	145,548
95,000	Private Export Funding Corp., 1.88%, due 07/15/18	95,001
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	85,060
598,000	Prudential Financial, Inc., 5.88% (3 mo. USD LIBOR plus 4.175%), due 09/15/42† ‡	630,142
1,000,000	Prudential Financial, Inc., 7.38%, due 06/15/19	1,053,611
445,000	Public Service Electric & Gas Co., (MTN), 3.00%, due 05/15/27	428,550
170,000	QEP Resources, Inc., 6.88%, due 03/01/21‡	181,050
225,000	Quicken Loans, Inc., 5.25%, due 01/15/28 144A	210,937
370,000	Quicken Loans, Inc., 5.75%, due 05/01/25 144A	370,925
175,000	Quintiles IMS, Inc., 4.88%, due 05/15/23 144A	179,156
340,000	QVC, Inc., 4.38%, due 03/15/23	340,664
265,000	QVC, Inc., 5.13%, due 07/02/22	273,589
300,000	QVC, Inc., 5.45%, due 08/15/34	289,881
132,000	Radian Group, Inc., 4.50%, due 10/01/24	129,360
79,000	Radian Group, Inc., 5.25%, due 06/15/20	81,666
82,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, due 02/15/23 144A	79,745

88	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,358,000	Realty Income Corp. REIT, 4.13%, due 10/15/26	1,372,875
495,000	Regions Financial Corp., 2.75%, due 08/14/22	481,461
355,000	Revlon Consumer Products Corp., 6.25%, due 08/01/24‡	220,544
930,000	Royal Bank of Scotland Group Plc, 3.88%, due 09/12/23	919,547
205,000	Royal Bank of Scotland Group Plc, 8.00% (USD 5 year swap rate plus 5.720%)† ††††† ‡	225,244
200,000	Royal Bank of Scotland Group Plc, 8.63% (USD 5 year swap rate plus 7.598%)† †††††	217,750
231,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28	228,099
217,000	Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27	225,599
385,000	Sabine Pass Liquefaction LLC, 5.75%, due 05/15/24	414,924
136,000	Sabine Pass Liquefaction LLC, 5.88%, due 06/30/26‡	148,881
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25‡	318,000
47,000	Santander Holdings USA, Inc., 2.70%, due 05/24/19	46,898
255,000	Santander Holdings USA, Inc., 3.40%, due 01/18/23	249,358
445,000	Santander Holdings USA, Inc., 3.70%, due 03/28/22	446,341
380,000	Santander UK Group Holdings Plc, 4.75%, due 09/15/25 144A	382,886
320,000	Select Medical Corp., 6.38%, due 06/01/21	326,000
1,402,000	Sempra Energy, 2.40%, due 03/15/20	1,384,348
922,000	SES SA, 3.60%, due 04/04/23‡ 144A	904,067
218,000	Sherwin-Williams Co. (The), 2.25%, due 05/15/20	214,492
495,000	Shire Acquisitions Investments Ireland DAC, 1.90%, due 09/23/19	487,005
485,000	Shire Acquisitions Investments Ireland DAC, 2.88%, due 09/23/23	463,599
865,000	Shire Acquisitions Investments Ireland DAC, 3.20%, due 09/23/26	808,040
110,000	Simmons Foods, Inc., 5.75%, due 11/01/24 144A	99,963
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,139,008
230,000	Sinclair Television Group, Inc., 5.63%, due 08/01/24‡ 144A	228,850
500,000	Sinopec Group Overseas Development 2015, Ltd., 2.50%, due 04/28/20 144A	492,743
485,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27‡ 144A	458,325
315,000	Sirius XM Radio, Inc., 5.38%, due 07/15/26 144A	311,850
210,000	Sixsigma Networks Mexico SA de CV, 8.25%, due 11/07/21‡ 144A	222,075
335,000	Societe Generale SA, 7.38% (USD 5 year swap rate plus 6.238%)† ††††† 144A	357,194
325,000	Societe Generale SA, 8.00% (USISDA05 plus 5.873%)† ††††† ‡ 144A	364,406
200,000	Societe Generale SA, (MTN), Reg S, 8.25% (USD 5 year swap rate plus 6.394%)† ††††† ‡‡‡	206,517
335,000	Southern California Edison Co., 4.00%, due 04/01/47	334,854
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,254,635
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,197,830
630,000	Southern Copper Corp., 5.25%, due 11/08/42	660,956
255,000	Southern Power Co., 1.95%, due 12/15/19	250,641
979,000	Spirit Airlines Pass Through Trust, 3.38%, due 08/15/31	953,657
102,000	Springleaf Finance Corp., 6.88%, due 03/15/25	102,638
255,000	Sprint Capital Corp., 6.88%, due 11/15/28	238,425
150,000	Sprint Communications, Inc., 7.00%, due 03/01/20 144A	157,875
250,000	Sprint Nextel Corp., 9.00%, due 11/15/18 144A	258,125
643,125	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, due 03/20/23 144A	640,713
340,000	Standard Chartered Plc, 2.10%, due 08/19/19 144A	335,210
280,000	Standard Industries, Inc./NJ, 5.38%, due 11/15/24 144A	284,900
293,000	State Street Corp., 3.12% (3 mo. USD LIBOR plus 1.000%), due 06/01/77†	265,927
395,000	State Street Corp., 5.25% (3 mo. USD LIBOR plus 3.597%)† ††††† ‡	405,862

See accompanying Notes to the Financial Statements.	89

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

18,000	Stearns Holdings LLC, 9.38%, due 08/15/20 144A	18,405
310,000	Stifel Financial Corp., 4.25%, due 07/18/24	311,849
470,000	Sumitomo Mitsui Trust Bank, Ltd., 2.05%, due 03/06/19 144A	466,480
922,000	Sunoco Logistics Partners Operations, LP, 3.45%, due 01/15/23‡	896,820
460,000	Sunoco Logistics Partners Operations, LP, 3.90%, due 07/15/26	437,732
271,000	Sunoco Logistics Partners Operations, LP, 4.40%, due 04/01/21	276,985
142,000	Sunoco Logistics Partners Operations, LP, 5.40%, due 10/01/47	135,764
405,000	SunTrust Bank/Atlanta GA, 2.45%, due 08/01/22	390,595
495,000	SunTrust Bank/Atlanta GA, 2.59%, due 01/29/21◆	491,923
175,000	Synchrony Financial, 2.70%, due 02/03/20	173,226
275,000	T-Mobile USA, Inc., 4.75%, due 02/01/28‡	264,687
95,000	Tapstone Energy LLC/Tapstone Energy Finance Corp., 9.75%, due 06/01/22 144A	79,325
270,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, due 04/15/21 144A	272,678
760,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47 144A	761,995
34,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39 144A	45,454
60,000	Team Health Holdings, Inc., 6.38%, due 02/01/25‡ 144A	51,756
536,000	Tech Data Corp., 4.95%, due 02/15/27‡	538,270
330,000	Telecom Italia Capital SA, Guaranteed Senior Note, 7.20%, due 07/18/36	388,575
240,000	Telecom Italia SpA, 5.30%, due 05/30/24 144A	245,100
1,414,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	1,405,162
260,000	Telefonos de Mexico SAB de CV, 5.50%, due 11/15/19	270,097
90,000	Tenet Healthcare Corp., 4.38%, due 10/01/21	88,875
60,000	Tervita Escrow Corp., 7.63%, due 12/01/21 144A	61,174
140,000	Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 5.25%, due 01/15/25	142,506
270,000	Tesoro Logistics, LP/Tesoro Logistics Finance Corp., 6.38%, due 05/01/24	287,212
1,650,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26‡	1,326,932
225,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, due 03/01/28‡ 144A	222,725
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	222,153
70,000	Time Warner Cable LLC, 4.13%, due 02/15/21	70,801
380,000	Time Warner Cable LLC, 8.25%, due 04/01/19	398,885
491,000	Time Warner, Inc., 3.80%, due 02/15/27	475,596
260,000	Time Warner, Inc., 4.70%, due 01/15/21	270,456
200,000	Time Warner, Inc., 4.75%, due 03/29/21	209,005
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48 144A	485,897
75,000	Trident Merger Sub, Inc., 6.63%, due 11/01/25 144A	73,313
77,000	Tutor Perini Corp., 6.88%, due 05/01/25‡ 144A	79,503
500,000	UBS AG/London, 2.45%, due 12/01/20 144A	491,299
1,812,000	UBS Group Funding Jersey, Ltd., 4.13%, due 04/15/26 144A	1,821,369
495,000	UBS Group Funding Switzerland AG, 2.86%, due 08/15/23◆ 144A	478,971
3,097,086	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.00%, due 10/11/27	3,136,140
419,216	United Airlines Pass Through Trust, Series 2014-2, Class A, 3.75%, due 03/03/28	416,932
201,909	United Airlines Pass Through Trust, Series 2014-2, Class B, 4.63%, due 03/03/24	204,847
248,273	United Airlines Pass Through Trust, Series 2016-1, Class A, 3.45%, due 01/07/30	243,349
257,000	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.65%, due 07/07/27	252,074
415,000	United Rentals North America, Inc., 4.88%, due 01/15/28	401,512
220,000	United Rentals North America, Inc., 5.50%, due 07/15/25	226,050
105,000	United Rentals North America, Inc., 5.88%, due 09/15/26‡	109,594
130,000	UnitedHealth Group, Inc., 4.20%, due 01/15/47	131,837

90	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

390,000	UnitedHealth Group, Inc., 4.38%, due 03/15/42	407,901
230,000	Universal Health Services, Inc., 4.75%, due 08/01/22 144A	234,173
275,000	Universal Health Services, Inc., 5.00%, due 06/01/26 144A	277,750
178,753	US Airways Pass Through Trust, Series 2010-1, Class A, 6.25%, due 10/22/24	193,080
203,520	US Airways Pass Through Trust, Series 2012-1, Class A, 5.90%, due 04/01/26	220,229
350,000	US Bank NA/Cincinnati OH, 2.00%, due 01/24/20	345,307
145,000	US Concrete, Inc., 6.38%, due 06/01/24	151,163
44,000	USA Compression Partners, LP/USA Compression Finance Corp., 6.88%, due 04/01/26 144A	44,770
210,000	Vale Overseas, Ltd., 6.25%, due 08/10/26	235,725
340,000	Valeant Pharmaceuticals International, Inc., 6.13%, due 04/15/25‡ 144A	294,695
490,000	Valero Energy Corp., 3.40%, due 09/15/26‡	470,997
115,000	Vector Group, Ltd., 6.13%, due 02/01/25 144A	115,288
200,000	Vedanta Resources Plc, 6.38%, due 07/30/22 144A	203,000
379,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	369,588
2,000,000	Ventas Realty, LP/Ventas Capital Corp. REIT, 2.70%, due 04/01/20	1,984,632
260,000	VEREIT Operating Partnership, LP REIT, 4.60%, due 02/06/24	263,679
130,000	VeriSign, Inc., 4.75%, due 07/15/27	125,125
170,000	VeriSign, Inc., 5.25%, due 04/01/25‡	173,400
494,000	Verisk Analytics, Inc., 4.00%, due 06/15/25	497,910
255,000	Verizon Communications, Inc., 4.40%, due 11/01/34	252,573
250,000	Verizon Communications, Inc., 4.50%, due 08/10/33	253,780
1,017,000	Verizon Communications, Inc., 4.52%, due 09/15/48	983,894
310,000	Verizon Communications, Inc., 4.67%, due 03/15/55‡	296,126
1,074,000	Verizon Communications, Inc., 4.86%, due 08/21/46	1,088,033
255,000	Verizon Communications, Inc., 5.01%, due 08/21/54	256,457
207,000	Viacom, Inc., 4.38%, due 03/15/43	186,169
482,000	Viacom, Inc., 5.85%, due 09/01/43	521,400
230,000	Viacom, Inc., 6.25% (3 mo. USD LIBOR plus 3.899%), due 02/28/57† ‡	233,846
824,000	Virginia Electric & Power Co., 3.15%, due 01/15/26	797,966
223,000	Vista Outdoor, Inc., 5.88%, due 10/01/23‡	209,062
290,000	VMware, Inc., 2.95%, due 08/21/22	278,204
325,000	Voya Financial, Inc., 5.65% (3 mo. USD LIBOR plus 3.580%), due 05/15/53†	332,312
1,178,000	Voya Financial, Inc., 3.13%, due 07/15/24	1,135,441
855,000	WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 2.70%, due 09/17/19 144A	851,221
1,298,000	Wells Fargo & Co., 3.07%, due 01/24/23‡	1,277,270
735,000	Wells Fargo & Co., 5.88% (3 mo. USD LIBOR plus 3.990%)† ††††† ‡	774,139
315,000	Wells Fargo & Co., Series K, Class A, 7.98% (3 mo. USD LIBOR plus 3.770%)† †††††	319,911
90,000	Wells Fargo & Co., (MTN), 4.60%, due 04/01/21	93,479
265,000	Wells Fargo & Co., (MTN), 4.65%, due 11/04/44	267,903
740,000	Wells Fargo Bank NA, 2.40%, due 01/15/20	734,089
708,000	Welltower, Inc. REIT, 4.50%, due 01/15/24	733,114
115,000	West Corp., 8.50%, due 10/15/25‡ 144A	111,838
319,000	Western Digital Corp., 4.75%, due 02/15/26‡	318,896
606,000	Westpac Banking Corp., 2.15%, due 03/06/20	597,023
170,000	WestRock RKT Co., 3.50%, due 03/01/20	171,399
1,000,000	Weyerhaeuser Co. REIT, 7.38%, due 10/01/19	1,064,267
465,000	Williams Cos. (The), Inc., 4.55%, due 06/24/24‡	470,566
275,000	Williams Cos. (The), Inc., 5.75%, due 06/24/44	292,187

See accompanying Notes to the Financial Statements.	91

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

315,000	Williams Partners, LP, 3.75%, due 06/15/27	301,729
135,000	Williams Partners, LP, 4.85%, due 03/01/48	134,157
201,000	Windstream Services LLC/Windstream Finance Corp., 7.75%, due 10/15/20‡	168,840
80,000	WM Wrigley Jr Co., 2.40%, due 10/21/18 144A	79,911
320,000	WM Wrigley Jr Co., 2.90%, due 10/21/19 144A	320,231
90,000	WM Wrigley Jr Co., 3.38%, due 10/21/20 144A	90,794
145,000	WMG Acquisition Corp., 4.88%, due 11/01/24‡ 144A	144,638
62,000	WMG Acquisition Corp., 5.50%, due 04/15/26 144A	62,465
90,000	WPX Energy, Inc., 5.25%, due 09/15/24	89,100
172,000	WPX Energy, Inc., 6.00%, due 01/15/22‡	177,590
261,000	XPO Logistics, Inc., 6.50%, due 06/15/22‡ 144A	270,135
310,000	YPF SA, 8.50%, due 07/28/25 144A	342,962
105,000	Zayo Group LLC/Zayo Capital, Inc., 5.75%, due 01/15/27 144A	102,900
200,000	Zimmer Biomet Holdings, Inc., 3.55%, due 04/01/25	194,365

		307,966,432

	Mortgage Backed Securities - Private Issuers — 10.1%

450,000	Americold LLC, Series 2010-ARTA, Class D, 7.44%, due 01/14/29 144A	486,157
120,000	Angel Oak Mortgage Trust I LLC, Series 2018-1, Class A1, 3.26%, due 04/27/48◆◆ 144A	120,000
113,000	AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, due 12/13/29◆◆ 144A	110,470
264,000	Barclays Commercial Mortgage Trust, Series 2015-MSQ, Class D, 3.99%, due 09/15/32◆◆ 144A	257,360
1,350,000	Barclays Commercial Mortgage Trust, Series 2016-ETC, Class A, 2.94%, due 08/14/36 144A	1,287,288
134,314	Bayview Opportunity Master Fund IIIb Trust, Series 2017-CRT2, Class M, 3.65% (1 mo. USD LIBOR plus 2.000%), due 11/25/27† 144A	133,132
330,000	BBCMS Mortgage Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35◆◆ ‡‡‡‡	342,413
301,000	BBCMS Mortgage Trust, Series 2018-TALL, Class B, 2.75%, due 03/15/37◆◆ ‡‡‡‡	299,930
207,000	BBCMS Mortgage Trust, Series 2018-TALL, Class E, 4.21%, due 03/15/37◆◆ ‡‡‡‡	206,150
225,953	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3, 2.57% (1 mo. USD LIBOR plus 0.700%), due 01/25/35†	226,611
171,396	Bellemeade Re, Ltd., Series 2017-1, Class M1, 3.57%, due 10/25/27◆◆ 144A	172,410
1,100,000	Benchmark Mortgage Trust, Series 2018-B3, Class A4, 3.76%, due 04/10/51††††	1,120,554
130,000	BWAY Mortgage Trust, Series 2015-1740, Class D, 3.79%, due 01/10/35◆◆ 144A	124,882
190,000	BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 2.97%, due 03/15/37◆◆ ‡‡‡‡	189,199
355,000	BXP Trust, Series 2017-GM, Class D, 3.42%, due 06/13/39◆◆ 144A	338,038
366,000	CD Mortgage Trust, Series 2017-CD3, Class C, 4.56%, due 02/10/50◆◆	374,614
700,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	674,089
100,000	CGDB Commercial Mortgage Trust, Series 2017-BIO, Class E, 4.28% (1 mo. LIBOR plus 2.500%), due 05/15/30† 144A	100,558
240,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 3.93% (1 mo. LIBOR plus 2.150%), due 07/15/32† ‡‡‡‡	239,955
351,000	CHT Mortgage Trust, Series 2017-CSMO, Class D, 4.03%, due 11/15/36◆◆ ‡‡‡‡	352,891
896,741	CIM Trust, Series 2017-3, 3.66%, due 01/25/57◆◆ 144A	918,365
400,965	CIM Trust, Series 2017-6, 3.02%, due 06/25/57◆◆ 144A	394,911
1,000,000	Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A2, 2.96%, due 11/10/46	1,000,410

92	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

1,600,000	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, due 07/10/47	1,604,434
1,500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, 2.88%, due 02/10/48	1,457,850
1,772,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class A2, 2.40%, due 10/10/49	1,737,737
115,000	Citigroup Commercial Mortgage Trust, Series 2017-1500, Class E, 4.28%, due 07/15/32◆◆ ‡‡‡‡	115,071
820,000	Citigroup Commercial Mortgage Trust, Series 2017-MDRC, Class D, 3.84% (1 mo. LIBOR plus 2.250%), due 07/15/30† ‡‡‡‡	820,260
1,400,000	Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A3, 3.20%, due 09/15/50	1,367,313
27,500,000	Citigroup Commercial Mortgage Trust, (IO), Series 2014-GC21, Class XB, 0.33%, due 05/10/47¤ ◆◆	703,181
140,000	CLNS Trust, Series 2017-IKPR, Class C, 2.84% (1 mo. LIBOR plus 1.100%), due 06/11/32† 144A	140,274
315,000	Cold Storage Trust, Series 2017-ICE3, Class D, 3.88% (1 mo. LIBOR plus 2.100%), due 04/15/36† 144A	316,850
221,000	Commercial Mortgage Pass Through Certificates, Series 2012-LC4, Class B, 4.93%, due 12/10/44◆◆	227,620
405,000	Commercial Mortgage Pass Through Certificates, Series 2013-300P, Class D, 4.39%, due 08/10/30◆◆ 144A	412,349
460,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR11, Class B, 5.16%, due 08/10/50◆◆	488,591
225,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class C, 4.74%, due 11/10/46◆◆	231,219
144,102	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A2, 2.37%, due 06/10/46	143,992
1,250,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A4, 3.33%, due 06/10/46	1,259,216
91,443	Commercial Mortgage Pass Through Certificates, Series 2013-LC6, Class A3, 2.67%, due 01/10/46	89,542
397,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class C, 4.90%, due 04/10/47◆◆	412,995
1,600,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR20, Class A3, 3.33%, due 11/10/47	1,599,249
425,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class D, 4.20% (1 mo. LIBOR plus 2.450%), due 07/13/31† 144A	423,608
195,000	Commercial Mortgage Pass Through Certificates, Series 2014-PAT, Class D, 3.87% (1 mo. LIBOR plus 2.150%), due 08/13/27† 144A	195,014
390,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class D, 3.97% (1 mo. LIBOR plus 2.250%), due 02/13/32† 144A	391,981
2,150,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.82%, due 03/10/47	2,154,029
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	1,203,537
250,000	Commercial Mortgage Pass Through Certificates, Series 2015-CR27, Class B, 4.36%, due 10/10/48◆◆	257,298
53,000,000	Commercial Mortgage Pass Through Certificates, (IO), Series 2014-CR17, Class XB, 0.21%, due 05/10/47◆◆ ‡‡‡‡	697,862
355,000	Core Industrial Trust, Series 2015-CALW, Class F, 3.85%, due 02/10/34◆◆ 144A	346,646

See accompanying Notes to the Financial Statements.	93

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

515,000	Credit Suisse Mortgage Trust, Series 2006-OMA, Class B2, 5.54%, due 05/15/23‡‡‡‡	532,069
248,260	Credit Suisse Mortgage Trust, Series 2017-6R, 2.72%, due 02/01/47 144A	248,260
831,857	Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3, 3.50%, due 06/25/47 144A	833,630
430,000	Credit Suisse Mortgage Trust, Series 2018, 3.07%, due 12/04/46 144A	430,000
1,100,000	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	1,064,379
775,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	753,505
115,000	DBJPM Mortgage Trust, Series 2016-C3, Class C, 3.49%, due 09/10/49◆◆	108,177
210,000	DBJPM Mortgage Trust, Series 2017-C6, Class C, 4.17%, due 06/10/50◆◆	207,310
232,755	Fremont Home Loan Trust, Series 2004-B, Class M1, 2.74% (1 mo. USD LIBOR plus 0.870%), due 05/25/34†	233,646
339,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, due 12/15/34◆◆ 144A	336,826
170,000	GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.38%, due 12/15/34◆◆ 144A	168,006
206,999	Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, due 11/25/57◆◆ ‡‡‡‡	208,102
26,440	GMACM Mortgage Loan Trust, Series 2004-AR2, Class 3A, 4.06%, due 08/19/34◆◆	25,644
85,000	Great Wolf Trust, Series 2017-WOLF, Class E, 5.03%, due 09/15/34◆◆ ‡‡‡‡	85,766
145,000	GS Mortgage Securities Corp. Trust, Series 2018-CHLL, Class E, 3.94%, due 02/15/37◆◆ ‡‡‡‡	145,474
1,365,080	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, due 05/10/45	1,379,753
161,286	GS Mortgage Securities Trust, Series 2013-GC13, Class A2, 2.81%, due 07/10/46	161,186
155,000	GS Mortgage Securities Trust, Series 2014-NEW, Class C, 3.79%, due 01/10/31 144A	155,806
260,000	GS Mortgage Securities Trust, Series 2015-590M, Class C, 3.81%, due 10/10/35◆◆ 144A	259,535
900,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	886,340
325,000	GS Mortgage Securities Trust, Series 2016-RENT, Class D, 4.07%, due 02/10/29◆◆ 144A	325,576
200,000	GS Mortgage Securities Trust, Series 2017-485L, Class C, 3.98%, due 02/10/37◆◆ 144A	200,119
165,000	GS Mortgage Securities Trust, Series 2017-GS5, Class C, 4.30%, due 03/10/50◆◆	165,464
165,000	GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, due 05/10/50◆◆	167,324
100,000	Hilton Orlando Trust, Series 2018-ORL, Class D, 3.48%, due 12/15/34◆◆ ‡‡‡‡	100,482
280,000	Hilton USA Trust, Series 2016-HHV, Class D, 4.19%, due 11/05/38◆◆ 144A	272,166
100,000	Hudsons Bay Simon JV Trust, Series 2015-HBFL, Class DFL, 5.34% (1 mo. LIBOR plus 3.650%), due 08/05/34† 144A	100,274
170,000	IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34◆◆ ‡‡‡‡	165,480
760,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	712,044
177,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class C, 3.48%, due 08/15/49◆◆	165,710
1,082,891	JP Morgan Mortgage Trust, Series 2016-1, Class A5, 3.50%, due 05/25/46 144A	1,089,828
1,725,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,757,107
415,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class C, 4.66%, due 04/15/47◆◆	423,768
824,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A2, 2.82%, due 11/15/48	821,096
700,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	672,559

94	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

1,300,000	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	1,292,337
1,331,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.72%, due 02/15/46 144A	1,382,071
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A3, 3.53%, due 01/15/46	504,897
443,058	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class C, 3.69% (1 mo. USD LIBOR plus 2.100%), due 07/15/31† 144A	443,007
18,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-PHH, Class C, 4.13% (1 mo. USD LIBOR plus 2.100%), due 08/15/27† 144A	18,033
455,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-MAR7, Class C, 4.49%, due 06/05/32 144A	454,121
171,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class B, 4.53% (1 mo. USD LIBOR plus 2.750%), due 07/15/36† 144A	171,791
1,600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	1,581,126
686,784	JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, due 10/25/46 144A	690,754
1,511,131	JPMorgan Mortgage Trust, Series 2017-2, Class A5, 3.50%, due 05/25/47 144A	1,515,145
755,356	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5, 3.50%, due 08/25/47◆◆ 144A	757,362
650,186	Lehman XS Trust, Series 2006-GP4, Class 1A1, 2.08% (1 mo. USD LIBOR plus 0.205%), due 08/25/46†	626,969
336,413	LSTAR Securities Investment, Ltd., Series 2017-3, Class A1, 3.66% (1 mo. USD LIBOR plus 2.000%), due 04/01/22† 144A	336,833
1,121,312	LSTAR Securities Investment, Ltd., Series 2017-4, Class A, 3.66% (1 mo. USD LIBOR plus 2.000%), due 05/01/22† 144A	1,123,691
760,222	LSTAR Securities Investment, Ltd., Series 2017-5, Class A, 3.66% (1 mo. USD LIBOR plus 2.000%), due 05/01/22† 144A	761,855
403,865	LSTAR Securities Investment, Ltd., Series 2017-8, Class A, 3.31%, due 11/01/22◆◆ 144A	406,221
220,000	MAD Mortgage Trust, Series 2017-330M, Class D, 3.71%, due 08/15/34◆◆ ‡‡‡‡	217,198
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	98,774
765,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class D, 4.30%, due 09/09/32◆◆ 144A	771,302
315,000	Morgan Stanley Capital I Trust, Series 2015-XLF1, Class C, 3.98% (1 mo. USD LIBOR plus 2.200%), due 08/14/31† 144A	316,603
1,600,000	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,493,193
342,000	Morgan Stanley Capital I Trust, Series 2017-CLS, Class D, 3.18%, due 11/15/34◆◆ ‡‡‡‡	342,984
125,000	Morgan Stanley Services Group, Inc. Trust, Series 2017-237P, Class D, 3.86%, due 09/13/39‡‡‡‡	119,408
180,000	Morgan Stanley Services Group, Inc. Trust, Series 2017-237P, Class E, 3.86%, due 09/13/39‡‡‡‡	168,030
455,000	MSCG Trust, Series 2016-SNR, Class D, 6.55%, due 11/15/34 144A	456,437
55,000	MSDB Trust, Series 2017-712F, Class C, 3.63%, due 07/11/39◆◆ ‡‡‡‡	54,266
95,000	Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32◆◆ ‡‡‡‡	92,744
165,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43◆◆ ‡‡‡‡	168,658

See accompanying Notes to the Financial Statements.	95

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

290,000	Olympic Tower Mortgage Trust, Series 2017-OT, Class D, 3.95%, due 05/10/39◆◆ 144A	286,648
160,000	One Market Plaza Trust, Series 2017-1MKT, Class D, 4.15%, due 02/10/32 144A	158,812
85,039	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 3.64%, due 05/25/35◆◆	83,584
330,000	Radnor RE Ltd., Series 2018-1, Class M1, 3.25%, due 03/25/28◆◆ 144A	330,212
810,559	Sequoia Mortgage Trust, Series 2017-4, Class A4, 3.50%, due 07/25/47 144A	814,485
2,156,263	Small Business Administration Participation Certificates, Series 2013-20L, Class 1, 3.38%, due 12/01/33	2,187,857
315,000	TMSQ Mortgage Trust, Series 2014-1500, Class D, 3.83%, due 10/10/36◆◆ 144A	298,065
215,000	UBS Commercial Mortgage Trust, Series 2012-C1, Class B, 4.82%, due 05/10/45	226,994
675,000	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	673,258
1,400,000	UBS Commercial Mortgage Trust, Series 2017-C5, Class A4, 3.21%, due 11/15/50	1,363,651
550,000	UBS Commercial Mortgage Trust, Series 2018-C9, Class A3, 3.85%, due 03/15/51	559,176
2,272,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, due 08/10/49	2,267,823
1,678,450	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3, 2.92%, due 03/10/46	1,664,280
1,523,797	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, due 01/10/45	1,544,353
490,000	VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, due 12/13/29◆◆ 144A	489,349
445,000	VNDO Mortgage Trust, Series 2016-350P, Class D, 3.90%, due 01/10/35◆◆ 144A	434,046
23,199	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 3.34%, due 09/25/33◆◆	23,893
363,000	Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.71%, due 03/18/28◆◆ 144A	357,691
55,000	Wells Fargo Commercial Mortgage Trust, Series 2013-BTC, Class E, 3.55%, due 04/16/35◆◆ 144A	52,168
260,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class B, 4.54%, due 09/15/58◆◆	272,804
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,388,183
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	2,830,488
950,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	927,391
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class A3, 3.21%, due 11/15/50	1,465,054
1,400,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,388,291
200,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class C, 4.31%, due 03/15/50◆◆	199,292
110,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class D, 3.55%, due 12/15/34◆◆ ‡‡‡‡	110,252
2,560,000	WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.90%, due 06/15/44 144A	2,690,559
1,462,000	WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class A4, 3.20%, due 03/15/48	1,460,248
195,000	WF-RBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.48%, due 08/15/46◆◆	201,453

96	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

170,000	Worldwide Plaza Trust, Series 2017-WWP, Class D, 3.60%, due 11/10/36◆◆ ‡‡‡‡	161,205

		86,907,891

	Mortgage Backed Securities - U.S. Government Agency Obligations — 24.5%

86,425	FHLMC Gold, Pool # G16177, 2.00%, due 01/01/32	82,633
454,667	FHLMC Gold, Pool # J35715, 2.50%, due 11/01/31	445,621
631,162	FHLMC Gold, Pool # J26100, 3.00%, due 10/01/28	632,124
523,481	FHLMC Gold, Pool # V60565, 3.00%, due 06/01/29	523,278
565,717	FHLMC Gold, Pool # V60603, 3.00%, due 09/01/29	565,431
1,262,533	FHLMC Gold, Pool # V60599, 3.00%, due 09/01/29	1,262,045
872,869	FHLMC Gold, Pool # C91908, 3.00%, due 01/01/37	867,522
2,932,715	FHLMC Gold, Pool # G60039, 3.00%, due 04/01/43	2,883,839
2,160,645	FHLMC Gold, Pool # Q34842, 3.00%, due 07/01/45	2,114,409
1,507,642	FHLMC Gold, Pool # Q42618, 3.00%, due 08/01/46	1,473,030
1,436,786	FHLMC Gold, Pool # G08721, 3.00%, due 09/01/46	1,403,698
1,788,804	FHLMC Gold, Pool # G60722, 3.00%, due 10/01/46	1,749,203
440,471	FHLMC Gold, Pool # V82848, 3.00%, due 12/01/46	431,317
1,401,013	FHLMC Gold, Pool # G60989, 3.00%, due 12/01/46	1,369,110
1,914,092	FHLMC Gold, Pool # G08741, 3.00%, due 01/01/47	1,868,204
1,991,464	FHLMC Gold, Pool # G60931, 3.00%, due 02/01/47	1,953,143
233,667	FHLMC Gold, Pool # J16432, 3.50%, due 08/01/26	238,698
242,703	FHLMC Gold, Pool # J17763, 3.50%, due 01/01/27	247,931
292,517	FHLMC Gold, Pool # Q11218, 3.50%, due 09/01/42	294,827
556,381	FHLMC Gold, Pool # Q12052, 3.50%, due 10/01/42	560,775
1,119,400	FHLMC Gold, Pool # Q12862, 3.50%, due 11/01/42	1,128,185
539,156	FHLMC Gold, Pool # Q17792, 3.50%, due 05/01/43	543,414
2,238,465	FHLMC Gold, Pool # G60934, 3.50%, due 06/01/45	2,256,147
1,925,047	FHLMC Gold, Pool # V82515, 3.50%, due 06/01/46	1,934,721
2,368,619	FHLMC Gold, Pool # Q41917, 3.50%, due 07/01/46	2,379,733
2,452,687	FHLMC Gold, Pool # Q41918, 3.50%, due 07/01/46	2,468,394
726,476	FHLMC Gold, Pool # G60767, 3.50%, due 10/01/46	729,795
590,469	FHLMC Gold, Pool # Q44399, 3.50%, due 11/01/46	593,385
445,214	FHLMC Gold, Pool # G60788, 3.50%, due 12/01/46	447,728
1,662,715	FHLMC Gold, Pool # Q45741, 3.50%, due 01/01/47	1,673,384
112,449	FHLMC Gold, Pool # G08748, 3.50%, due 02/01/47	112,915
483,220	FHLMC Gold, Pool # G67703, 3.50%, due 04/01/47	486,320
810,219	FHLMC Gold, Pool # V83495, 3.50%, due 10/01/47	812,919
77,233	FHLMC Gold, Pool # V83453, 3.50%, due 10/01/47	77,490
1,251,037	FHLMC Gold, Pool # G61194, 3.50%, due 11/01/47	1,257,939
348,784	FHLMC Gold, Pool # G14678, 4.00%, due 12/01/26	359,777
491,866	FHLMC Gold, Pool # G30700, 4.00%, due 04/01/34	512,607
708,737	FHLMC Gold, Pool # G06231, 4.00%, due 12/01/40	734,050
527,868	FHLMC Gold, Pool # A96970, 4.00%, due 02/01/41	546,742
1,570,413	FHLMC Gold, Pool # Q04020, 4.00%, due 10/01/41	1,626,654
1,283,898	FHLMC Gold, Pool # Q09224, 4.00%, due 07/01/42	1,331,793
1,675,896	FHLMC Gold, Pool # Q36815, 4.00%, due 10/01/45	1,727,886
952,653	FHLMC Gold, Pool # G08672, 4.00%, due 10/01/45	982,251
1,564,066	FHLMC Gold, Pool # V82292, 4.00%, due 04/01/46	1,614,001
1,883,164	FHLMC Gold, Pool # G61043, 4.00%, due 07/01/47	1,944,915

See accompanying Notes to the Financial Statements.	97

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

715,402	FHLMC Gold, Pool # A89870, 4.50%, due 11/01/39	757,252
786,911	FHLMC Gold, Pool # Q02552, 4.50%, due 08/01/41	831,076
124,911	FHLMC Gold, Pool # G07515, 4.50%, due 09/01/41	132,216
1,909,238	FHLMC Gold, Pool # G60804, 4.50%, due 05/01/42	2,007,452
520,617	FHLMC Gold, Pool # G08568, 4.50%, due 01/01/44	546,149
1,616,771	FHLMC Gold, Pool # G60700, 4.50%, due 09/01/45	1,705,179
1,968,477	FHLMC Gold, Pool # G61242, 4.50%, due 12/01/45	2,069,391
224,730	FHLMC Gold, Pool # G08735, 4.50%, due 10/01/46	235,485
685,029	FHLMC Gold, Pool # G07021, 5.00%, due 09/01/39	738,533
2,116,409	FHLMC Gold, Pool # G60564, 5.00%, due 02/01/42	2,283,283
1,837,040	FHLMC Gold, Pool # G60806, 5.00%, due 12/01/44	1,986,459
204,140	FHLMC Gold, Pool # G01749, 5.50%, due 01/01/35	225,290
188,594	FHLMC Gold, Pool # G06875, 5.50%, due 12/01/38	208,316
349,653	FHLMC Gold, Pool # G06409, 6.00%, due 11/01/39	392,068
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class A2, 3.00%, due 12/25/25	993,184
550,000	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class AM, 3.17%, due 09/25/26◆◆	548,145
1,700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class A2, 3.19%, due 09/25/27◆◆	1,695,339
350,000	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class AM, 3.25%, due 09/25/27◆◆	348,590
2,800,000	FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class A2, 3.29%, due 11/25/27	2,810,015
1,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series K071, Class AM, 3.36%, due 11/25/27◆◆	1,306,113
600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class A4, 3.16%, due 05/25/25◆◆	598,272
33,378,465	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 0.96%, due 01/25/20¤ ◆◆	479,595
21,681,037	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.04%, due 04/25/20¤ ◆◆	374,746
27,015,383	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.87%, due 10/25/22¤ ◆◆	872,373
116,267	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	127,831
119,664	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M1, 2.77% (1 mo. USD LIBOR plus 0.900%), due 10/25/27†	119,740
15,582	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class M1, 3.07% (1 mo. USD LIBOR plus 1.450%), due 07/25/28†	15,594
280,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2, 3.87% (1 mo. USD LIBOR plus 2.000%), due 12/25/28†	285,163
480,000	FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-HQA4, Class M2, 3.17% (1 mo. USD LIBOR plus 1.300%), due 04/25/29†	487,283
626,014	FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M1, 3.07% (1 mo. USD LIBOR plus 1.200%), due 07/25/29†	631,575
1,211,455	FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M1, 2.37% (1 mo. USD LIBOR plus 0.750%), due 03/25/30†	1,215,245
900,000	FNMA, 2.38%, due 01/19/23	889,288
310,000	FNMA, 6.63%, due 11/15/30	425,037
340,741	FNMA, Pool # AS7693, 2.00%, due 08/01/31	325,812

98	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

558,845	FNMA, Pool # AO7971, 2.50%, due 06/01/27	552,193
309,130	FNMA, Pool # AB7059, 2.50%, due 11/01/42	292,911
463,027	FNMA, Pool # AS8073, 2.50%, due 10/01/46	436,811
13,309	FNMA, Pool # MA2064, 3.00%, due 10/01/24	13,408
976,472	FNMA, Pool # AS8610, 3.00%, due 01/01/32	976,119
2,682,805	FNMA, Pool # MA3312, 3.00%, due 03/01/33	2,682,380
971,085	FNMA, Pool # AB6212, 3.00%, due 09/01/42	956,397
553,451	FNMA, Pool # AQ7923, 3.00%, due 12/01/42	545,127
1,297,164	FNMA, Pool # AB7505, 3.00%, due 01/01/43	1,277,604
1,028,434	FNMA, Pool # AR2001, 3.00%, due 02/01/43	1,012,910
1,008,891	FNMA, Pool # AT0232, 3.00%, due 03/01/43	993,652
1,837,101	FNMA, Pool # AB9659, 3.00%, due 06/01/43	1,809,312
169,868	FNMA, Pool # AY7121, 3.00%, due 04/01/45	166,873
879,801	FNMA, Pool # AZ0611, 3.00%, due 04/01/45	860,326
765,519	FNMA, Pool # AS7729, 3.00%, due 08/01/46	749,001
494,833	FNMA, Pool # AS8483, 3.00%, due 12/01/46	483,205
1,205,777	FNMA, Pool # BM3116, 3.00%, due 02/01/47	1,183,927
328,744	FNMA, Pool # BM3258, 3.00%, due 02/01/47	322,729
1,071,868	FNMA, Pool # BM3033, 3.00%, due 10/01/47	1,048,358
529,734	FNMA, Pool # AX3719, 3.50%, due 07/01/27	540,819
936,570	FNMA, Pool # MA2164, 3.50%, due 02/01/35	954,309
1,379,707	FNMA, Pool # BM1972, 3.50%, due 10/01/37	1,405,093
1,097,633	FNMA, Pool # AJ9278, 3.50%, due 12/01/41	1,108,311
1,739,060	FNMA, Pool # AL1895, 3.50%, due 06/01/42	1,755,998
962,077	FNMA, Pool # AP2422, 3.50%, due 08/01/42	970,832
1,414,279	FNMA, Pool # AB6802, 3.50%, due 11/01/42	1,427,816
932,243	FNMA, Pool # AL3000, 3.50%, due 12/01/42	940,585
1,252,814	FNMA, Pool # AL3316, 3.50%, due 03/01/43	1,263,852
2,163,265	FNMA, Pool # AL3873, 3.50%, due 07/01/43	2,181,820
1,417,590	FNMA, Pool # AS5133, 3.50%, due 06/01/45	1,423,930
1,161,923	FNMA, Pool # AY5617, 3.50%, due 06/01/45	1,167,294
4,676,335	FNMA, Pool # AL7594, 3.50%, due 08/01/45	4,700,154
1,267,357	FNMA, Pool # AZ4775, 3.50%, due 10/01/45	1,272,628
401,101	FNMA, Pool # AZ3743, 3.50%, due 11/01/45	402,647
526,870	FNMA, Pool # AS6332, 3.50%, due 12/01/45	528,735
818,939	FNMA, Pool # AS6452, 3.50%, due 01/01/46	821,841
1,247,185	FNMA, Pool # AL9153, 3.50%, due 09/01/46	1,258,388
1,854,472	FNMA, Pool # BM1568, 3.50%, due 07/01/47	1,870,985
1,731,899	FNMA, Pool # BM1573, 3.50%, due 07/01/47	1,742,583
1,580,523	FNMA, Pool # CA0655, 3.50%, due 11/01/47	1,589,035
2,054,368	FNMA, Pool # MA3182, 3.50%, due 11/01/47	2,061,663
1,239,616	FNMA, Pool # MA1689, 4.00%, due 12/01/33	1,291,536
1,444,923	FNMA, Pool # 725331, 4.00%, due 01/01/34	1,498,549
547,099	FNMA, Pool # MA2019, 4.00%, due 09/01/34	569,910
2,246,912	FNMA, Pool # AL9621, 4.00%, due 01/01/37	2,333,068
1,557,298	FNMA, Pool # AL6663, 4.00%, due 03/01/39	1,607,257
667,455	FNMA, Pool # 932807, 4.00%, due 09/01/40	690,259
370,709	FNMA, Pool # AE7685, 4.00%, due 10/01/40	383,340
1,530,930	FNMA, Pool # AH4404, 4.00%, due 01/01/41	1,583,101
567,779	FNMA, Pool # AJ9317, 4.00%, due 01/01/42	587,514

See accompanying Notes to the Financial Statements.	99

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

237,739	FNMA, Pool # AO4109, 4.00%, due 06/01/42	245,808
318,370	FNMA, Pool # AB9383, 4.00%, due 05/01/43	329,264
1,383,546	FNMA, Pool # AL8191, 4.00%, due 12/01/45	1,426,946
1,172,794	FNMA, Pool # AS6304, 4.00%, due 12/01/45	1,204,910
389,922	FNMA, Pool # AS6286, 4.00%, due 12/01/45	400,599
1,738,778	FNMA, Pool # BD1412, 4.00%, due 06/01/46	1,795,675
3,291,918	FNMA, Pool # BD7043, 4.00%, due 03/01/47	3,396,693
3,140,701	FNMA, Pool # BE7192, 4.00%, due 03/01/47	3,235,680
1,845,731	FNMA, Pool # BH1207, 4.00%, due 06/01/47	1,901,659
1,737,306	FNMA, Pool # BH9320, 4.00%, due 09/01/47	1,792,072
947,107	FNMA, Pool # AL9737, 4.50%, due 08/01/38	997,012
731,378	FNMA, Pool # 995243, 4.50%, due 08/01/38	770,659
620,192	FNMA, Pool # AD9153, 4.50%, due 08/01/40	656,430
1,110,391	FNMA, Pool # AL0215, 4.50%, due 04/01/41**	1,175,125
1,343,702	FNMA, Pool # AL6301, 4.50%, due 06/01/42	1,419,295
929,805	FNMA, Pool # AL8936, 4.50%, due 05/01/46	975,424
2,177,169	FNMA, Pool # 254903, 5.00%, due 10/01/33	2,351,854
768,260	FNMA, Pool # 725027, 5.00%, due 11/01/33	832,394
951,677	FNMA, Pool # 735676, 5.00%, due 07/01/35	1,027,896
605,232	FNMA, Pool # 745148, 5.00%, due 01/01/36	653,360
471,017	FNMA, Pool # 995245, 5.00%, due 01/01/39	507,109
1,109,847	FNMA, Pool # AL7521, 5.00%, due 06/01/39	1,198,471
229,720	FNMA, Pool # AI1892, 5.00%, due 05/01/41	249,144
703,544	FNMA, Pool # AI1971, 5.00%, due 05/01/41	761,038
1,211,746	FNMA, Pool # BM1105, 5.00%, due 07/01/41	1,308,005
1,588,879	FNMA, Pool # AL0761, 5.00%, due 09/01/41	1,719,218
546,038	FNMA, Pool # AL5955, 5.00%, due 01/01/42	590,617
712,383	FNMA, Pool # AL6839, 5.00%, due 04/01/42	770,454
427,695	FNMA, Pool # AL5788, 5.00%, due 05/01/42	462,897
1,752,681	FNMA, Pool # BM1655, 5.00%, due 11/01/44	1,891,990
4,837	FNMA, Pool # 254548, 5.50%, due 12/01/32	5,308
355,161	FNMA, Pool # 704235, 5.50%, due 05/01/33	388,331
60,916	FNMA, Pool # 990906, 5.50%, due 10/01/35	66,965
335,059	FNMA, Pool # 849077, 5.50%, due 01/01/36	367,924
595,117	FNMA, Pool # 983471, 5.50%, due 05/01/38	649,937
685,966	FNMA, Pool # 985184, 5.50%, due 08/01/38	747,206
372,939	FNMA, Pool # AE0469, 6.00%, due 12/01/39	418,751
1,354,812	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,484,572
43,432	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	46,739
107,235	FNMA Connecticut Avenue Securities, Series 2016-C02, Class 1M1, 4.02% (1 mo. USD LIBOR plus 2.150%), due 09/25/28†	108,046
138,078	FNMA Connecticut Avenue Securities, Series 2016-C03, Class 2M1, 4.07% (1 mo. USD LIBOR plus 2.200%), due 10/25/28†	139,062
215,727	FNMA Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 3.32% (1 mo. USD LIBOR plus 1.450%), due 01/25/29†	217,482
1,690,000	FNMA TBA, 3.50%, due 12/01/44	1,693,664
500,000	FNMA TBA, 4.50%, due 04/01/42	522,725
1,200,000	FNMA-ACES, Series 2014-M4, Class A2, 3.35%, due 03/25/24◆◆	1,224,571
233,183	FNMA-ACES, Series 2014-M4, Class AB2, 3.21%, due 03/25/24	229,108
1,700,000	FNMA-ACES, Series 2015-M10, Class A2, 3.09%, due 04/25/27 ◆◆	1,687,240

100	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,281,563	FNMA-ACES, Series 2015-M8, Class AB2, 2.83%, due 01/25/25 ◆◆	1,255,615
500,000	FNMA-ACES, Series 2016-M7, Class AB2, 2.38%, due 09/25/26	468,762
500,000	FNMA-ACES, Series 2017-M1, Class A2, 2.42%, due 10/25/26 ◆◆	473,049
2,350,000	FNMA-ACES, Series 2017-M4, Class A2, 2.60%, due 12/25/26 ◆◆	2,247,252
1,700,000	FNMA-ACES, Series 2017-M8, Class A2, 3.06%, due 05/25/27 ◆◆	1,676,932
265,708	GNMA, Pool # MA4125, 2.50%, due 12/20/46	253,302
62,128	GNMA, Pool # 783637, 3.00%, due 06/20/42	61,386
91,176	GNMA, Pool # MA0624, 3.00%, due 12/20/42	90,161
236,625	GNMA, Pool # MA0698, 3.00%, due 01/20/43	234,016
812,157	GNMA, Pool # MA0851, 3.00%, due 03/20/43	803,369
139,366	GNMA, Pool # MA1156, 3.00%, due 07/20/43	137,858
192,335	GNMA, Pool # MA1599, 3.00%, due 01/20/44	190,254
488,325	GNMA, Pool # AL8626, 3.00%, due 08/15/45	481,413
1,280,963	GNMA, Pool # MA3873, 3.00%, due 08/20/46	1,264,020
459,952	GNMA, Pool # MA4261, 3.00%, due 02/20/47	453,572
413,099	GNMA, Pool # MA0625, 3.50%, due 12/20/42	419,561
1,490,625	GNMA, Pool # MA2754, 3.50%, due 04/20/45	1,507,978
515,516	GNMA, Pool # 004833, 4.00%, due 10/20/40	539,182
773,103	GNMA, Pool # 734152, 4.00%, due 01/15/41	801,139
439,537	GNMA, Pool # 004977, 4.00%, due 03/20/41	459,756
410,555	GNMA, Pool # MA2372, 4.00%, due 11/20/44	425,175
403,785	GNMA, Pool # MA3377, 4.00%, due 01/20/46	417,927
438,641	GNMA, Pool # 004636, 4.50%, due 02/20/40	461,334
80,740	GNMA, Pool # 004678, 4.50%, due 04/20/40	84,918
1,165,877	GNMA, Pool # 004978, 4.50%, due 03/20/41	1,226,321
1,827,113	GNMA, Pool # 005055, 4.50%, due 05/20/41	1,922,021
263,360	GNMA, Pool # 005334, 5.00%, due 03/20/42	285,612
447,324	GNMA II, Pool # MA2825, 3.00%, due 05/20/45	441,929
496,788	GNMA II, Pool # MA3936, 3.00%, due 09/20/46	490,457
648,344	GNMA II, Pool # MA0462, 3.50%, due 10/20/42	658,486
645,023	GNMA II, Pool # MA0852, 3.50%, due 03/20/43	655,114
2,076,786	GNMA II, Pool # MA3803, 3.50%, due 07/20/46	2,099,685
1,454,382	GNMA II, Pool # AV9421, 3.50%, due 11/20/46	1,475,122
944,625	GNMA II, Pool # AY7555, 3.50%, due 04/20/47	958,629
1,470,457	GNMA II, Pool # MA4263, 4.00%, due 02/20/47	1,513,339
391,756	GNMA II, Pool # MA4071, 4.50%, due 11/20/46	412,642
1,000,000	GNMA TBA, 4.00%, due 03/01/45	1,026,387

		210,633,171

	Municipal Obligations — 1.1%

60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	62,592
300,000	Bay Area Toll Authority, 6.26%, due 04/01/49	422,739
170,000	California Educational Facilities Authority, 5.00%, due 06/01/46	223,477
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14#	101,822
900,000	Energy Northwest, 2.80%, due 07/01/21	900,459
464,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	577,954
1,150,000	New Jersey Economic Development Authority, 2.98%, due 02/15/19‡‡	1,125,585
2,049,000	New Jersey Economic Development Authority, 3.19%, due 02/15/20‡‡	1,942,554
705,000	State Board of Administration Finance Corp., 2.64%, due 07/01/21	700,911

See accompanying Notes to the Financial Statements.	101

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	Municipal Obligations — continued

700,000	State of California General Obligation, 7.50%, due 04/01/34	1,011,801
1,000,000	State of California General Obligation, 7.55%, due 04/01/39	1,526,500
695,000	State of Illinois, General Obligation, 5.00%, due 11/01/22	727,338
305,000	University of Texas System (The), 5.00%, due 08/15/47	391,166
105,000	University of Virginia, 4.18%, due 09/01/17#	105,605

		9,820,503

	Sovereign Debt Obligations — 1.1%

245,000	Argentine Republic Government International Bond, 5.88%, due 01/11/28	230,882
130,000	Argentine Republic Government International Bond, 6.88%, due 01/26/27	132,730
195,000	Argentine Republic Government International Bond, 7.50%, due 04/22/26	208,553
250,000	Canada Pension Plan Investment Board Capital, Inc., 2.75%, due 11/02/27 144A	242,933
135,000	Colombia Government International Bond, 7.38%, due 09/18/37	173,475
200,000	Development Bank of Japan, Inc., 2.13%, due 09/01/22 144A	193,491
265,000	Egypt Government International Bond, 5.58%, due 02/21/23 144A	269,327
215,000	Export-Import Bank of India, 3.88%, due 02/01/28 144A	208,741
600,000	Hashemite Kingdom of Jordan Government AID Bond, 3.00%, due 06/30/25	604,856
812,000	Hungary Government International Bond, 5.75%, due 11/22/23	898,519
420,000	Indonesia Government International Bond, 4.35%, due 01/11/48	401,092
420,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	463,113
200,000	Japan Bank for International Cooperation/Japan, 1.50%, due 07/21/21	191,225
200,000	Japan Bank for International Cooperation/Japan, 2.13%, due 06/01/20	197,476
200,000	Japan Bank for International Cooperation/Japan, 2.13%, due 07/21/20	197,259
200,000	Japan Bank for International Cooperation/Japan, 2.13%, due 11/16/20	196,646
200,000	Japan Bank for International Cooperation/Japan, 2.25%, due 02/24/20	198,365
200,000	Japan Finance Organization for Municipalities, 2.13%, due 04/13/21 144A	194,897
400,000	Japan Finance Organization for Municipalities, 2.13%, due 10/25/23 144A	379,055
400,000	Japan Finance Organization for Municipalities, 2.63%, due 04/20/22 144A	393,709
200,000	Panama Government International Bond, 3.75%, due 03/16/25	201,550
200,000	Panama Government International Bond, 4.00%, due 09/22/24	205,800
250,000	Province of Alberta Canada, 3.30%, due 03/15/28	252,307
100,000	Province of Manitoba Canada, 2.13%, due 06/22/26	92,540
165,000	Province of Ontario Canada, 2.25%, due 05/18/22	160,496
115,000	Province of Ontario Canada, 2.55%, due 02/12/21	114,409
390,000	Province of Quebec Canada, 2.75%, due 04/12/27	377,523
150,000	Provincia de Buenos Aires, 7.88%, due 06/15/27 144A	156,000
310,000	Saudi Government International Bond, 2.38%, due 10/26/21 144A	298,901
375,000	Saudi Government International Bond, 2.88%, due 03/04/23 144A	361,444
400,000	Tokyo Metropolitan Government, 2.50%, due 06/08/22 144A	391,388
400,000	Turkey Government International Bond, 7.00%, due 06/05/20	424,407
140,000	Uruguay Government International Bond, 5.10%, due 06/18/50	143,850

		9,156,959

	U.S. Government and Agency Obligations — 13.9%

320,000	Federal Home Loan Mortgage Corp., 1.38%, due 08/15/19	316,317
85,000	Federal Home Loan Mortgage Corp., 1.63%, due 09/29/20	83,438
25,000	Tennessee Valley Authority, 7.13%, due 05/01/30	35,033
9,343,000	U.S. Treasury Bond, 2.50%, due 05/15/46	8,496,660
6,320,000	U.S. Treasury Bond, 2.75%, due 11/15/42	6,101,886

102	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)	Description	Value ($)

	U.S. Government and Agency Obligations — continued

1,759,000	U.S. Treasury Bond, 2.75%, due 08/15/47	1,681,494
10,337,000	U.S. Treasury Bond, 2.75%, due 11/15/47	9,883,949
250,000	U.S. Treasury Bond, 2.88%, due 05/15/43	246,489
3,941,000	U.S. Treasury Bond, 3.00%, due 05/15/45	3,966,709
6,125,000	U.S. Treasury Bond, 3.00%, due 02/15/47	6,158,975
215,000	U.S. Treasury Bond, 3.75%, due 11/15/43	245,629
7,041,000	U.S. Treasury Bond, 4.50%, due 02/15/36	8,702,648
5,665,000	U.S. Treasury Bond, 4.50%, due 05/15/38	7,091,651
898,734	U.S. Treasury Inflation Indexed Note, 0.38%, due 07/15/25	887,759
10,083,000	U.S. Treasury Note, 0.75%, due 08/15/19	9,885,869
11,444,000	U.S. Treasury Note, 1.75%, due 05/31/22	11,099,115
705,000	U.S. Treasury Note, 1.88%, due 04/30/22	687,650
110,000	U.S. Treasury Note, 2.00%, due 06/30/24	105,869
140,000	U.S. Treasury Note, 2.13%, due 09/30/21*****	138,419
575,000	U.S. Treasury Note, 2.13%, due 05/15/25*****	553,842
2,725,000	U.S. Treasury Note, 2.25%, due 02/29/20	2,723,989
5,958,000	U.S. Treasury Note, 2.25%, due 02/15/27	5,727,360
6,577,000	U.S. Treasury Note, 2.25%, due 11/15/27	6,301,074
9,055,000	U.S. Treasury Note, 2.38%, due 01/31/23*****	8,981,782
6,615,000	U.S. Treasury Note, 2.38%, due 08/15/24	6,504,276
3,465,000	U.S. Treasury Note, 2.50%, due 03/31/23††††	3,454,646
2,626,000	U.S. Treasury Note, 2.63%, due 02/28/23	2,634,309
1,025,000	U.S. Treasury Note, 2.75%, due 02/28/25	1,029,404
5,526,000	U.S. Treasury Note, 2.75%, due 02/15/28	5,529,562

		119,255,803

	TOTAL DEBT OBLIGATIONS (COST $865,190,742)	850,602,898

	SHORT-TERM INVESTMENTS — 3.9%

	Bank Deposit — 1.8%
15,479,973	State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	15,479,973

	TOTAL BANK DEPOSITS (Cost $15,479,973)	15,479,973

	Mutual Fund - Securities Lending Collateral — 2.1%
17,738,370	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## ***	17,738,370

	TOTAL MUTUAL FUND - SECURITIES LENDING COLLATERAL (Cost $17,738,370)	17,738,370

	TOTAL SHORT-TERM INVESTMENTS (COST $33,218,343)	33,218,343

	TOTAL INVESTMENTS — 103.0% (Cost $898,409,085)	883,821,241

	Other Assets and Liabilities (net) — (3.0)%	(25,874,540)

	NET ASSETS — 100.0%	$857,946,701

See accompanying Notes to the Financial Statements.	103

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments:

ACES — Alternative Credit Enhancement Securities

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

MTN — Medium Term Note

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

#	Year of maturity is greater than 2100.

##	The rate disclosed is the 7 day net yield as of March 31, 2018.

*	Non-income producing security

**	All or a portion of this security is pledged for open futures collateral.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $572 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $1,565,555.

*****	All or a portion of this security is pledged for open swaps collateral.

¤	Illiquid security. The total market value of the securities at year end is $2,429,895 which represents 0.3% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $5,428,689.

^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

†	Variable or floating rate note. Rate shown is as of March 31, 2018.

◆	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

◆◆	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

104	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $10,437,644, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $155,210,078 which represents 18.1% of net assets.

See accompanying Notes to the Financial Statements.	105

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

At March 31, 2018, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Air Canada 2013-1 Class A Pass Through Trust, 4.13%, due 11/15/26	12/14/17	$168,318	$176,924	$170,178
Air Canada 2017-1 Class B Pass Through Trust, 3.70%, due 07/15/27	12/07/17	180,000	180,000	176,668
Anglo American Capital Plc, 4.75%, due 04/10/27	09/27/17	240,000	250,100	243,147
Australia & New Zealand Banking Group, Ltd., 6.75% (USISDA05 plus 5.168%)	06/07/16	200,000	200,000	213,000
Azul Investments LLP, 5.88%, due 10/26/24	10/19/17	260,000	258,761	256,750
BBCMS Mortgage Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35	10/20/17	330,000	350,380	342,413
BBCMS Mortgage Trust, Series 2018-TALL, Class B, 2.75%, due 03/15/37	03/19/18	301,000	299,182	299,930
BBCMS Mortgage Trust, Series 2018-TALL, Class E, 4.21%, due 03/15/37	03/19/18	207,000	205,436	206,150
BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 2.97%, due 03/15/37	03/02/18	190,000	188,849	189,199
C&W Senior Financing Designated Activity Co., 6.88%, due 09/15/27	08/10/17	245,000	245,000	245,000
CCM Merger, Inc., 6.00%, due 03/15/22	11/28/17	175,000	179,877	177,187
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 3.93% (1 mo. LIBOR plus 2.150%), due 07/15/32	08/03/17	240,000	240,000	239,955
CHT Mortgage Trust, Series 2017-CSMO, Class D, 4.03%, due 11/15/36	12/01/17	351,000	351,000	352,891
Citigroup Commercial Mortgage Trust, Series 2017-1500, Class E, 4.28%, due 07/15/32	08/18/17	115,000	115,000	115,071
Citigroup Commercial Mortgage Trust, Series 2017-MDRC, Class D, 3.84% (1 mo. LIBOR plus 2.250%), due 07/15/30	07/14/17	820,000	820,000	820,260
Commercial Mortgage Pass Through Certificates, (IO), Series 2014-CR17, ClassXB, 0.21%, due 05/10/47	05/01/14	53,000,000	1,059,119	697,862
Credit Suisse Mortgage Trust, Series 2006-OMA, Class B2, 5.54%, due 05/15/23	06/29/16	515,000	571,189	532,069
Credito Real SAB de CV SOFOM ER, 9.13%	11/21/17	215,000	215,000	221,181
FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, due 04/30/47	03/21/17	124,063	124,063	124,945
Galton Funding Mortgage Trust, Series 2018-1, Class A43, 3.50%, due 11/25/57	01/25/18	206,999	208,914	208,102
GM Financial Consumer Automobile Receivables Trust, Series 2017-2A, Class A3, 1.86%, due 12/16/21	07/11/17	400,000	399,975	394,295
Great Wolf Trust, Series 2017-WOLF, Class E, 5.03%, due 09/15/34	01/30/18	85,000	85,770	85,766
Greenko Dutch BV, 4.88%, due 07/24/22	07/17/17	280,000	280,000	270,810
GS Mortgage Securities Corp. Trust, Series 2018-CHLL, Class E, 3.94%, due 02/15/37	02/16/18	145,000	145,000	145,474
Hilton Orlando Trust, Series 2018-ORL, Class D, 3.48%, due 12/15/34	02/14/18	100,000	100,000	100,482
IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34	06/29/17	170,000	169,864	165,480
MAD Mortgage Trust, Series 2017-330M, Class D, 3.71%, due 08/15/34	07/28/17	220,000	222,200	217,198
MMAF Equipment Finance LLC, Series 2017-B, Class A3, 2.21%, due 10/17/22	11/14/17	360,000	359,992	354,764

106	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Morgan Stanley Capital I Trust, Series 2017-CLS, Class D, 3.18%, due 11/15/34	11/21/17	$342,000	$342,537	$342,984
Morgan Stanley Services Group, Inc. Trust, Series 2017-237P, Class D, 3.86%, due 09/13/39	08/11/17	125,000	123,109	119,408
Morgan Stanley Services Group, Inc. Trust, Series 2017-237P, Class E, 3.86%, due 09/13/39	08/11/17	180,000	165,415	168,030
MSDB Trust, Series 2017-712F, Class C, 3.63%, due 07/11/39	07/13/17	55,000	55,486	54,266
Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32	01/17/18	95,000	93,661	92,744
Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43	02/09/18	165,000	167,518	168,658
NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.22%, due 02/15/23	03/16/18	105,000	104,967	105,213
NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.19%, due 01/25/23	01/24/18	117,824	117,823	117,232
NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2, Class A, 3.27%, due 02/25/23	02/09/18	216,558	216,555	216,078
PFS Financing Corp., Series 2018-B, Class A, 2.89%, due 02/15/23	02/06/18	340,000	339,985	338,492
Triton Container Finance V LLC, Series 2018-1A, Class A, 3.95%, due 03/20/43	03/13/18	245,000	244,954	245,000
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, due 02/16/43	02/09/18	184,846	184,846	186,754
VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35	09/13/17	238,740	238,692	232,908
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class D, 3.55%, due 12/15/34	12/14/17	110,000	110,000	110,252
Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, due 12/20/30	03/30/17	213,483	213,225	212,193
Worldwide Plaza Trust, Series 2017-WWP, Class D, 3.60%, due 11/10/36	10/31/17	170,000	166,227	161,205

				$10,437,644

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
174	U.S. Treasury Note 10-Year	Jun 2018	$21,078,469	$157,579
190	U.S. Treasury Note 2-Year	Jun 2018	40,395,781	32,632
348	U.S. Treasury Note 5-Year	Jun 2018	39,832,406	170,507
82	U.S. Ultra Bond	Jun 2018	13,158,438	534,546

				$895,264

Sales
70	90 Day Euro	Dec 2018	$17,063,375	$96,072
40	U.S. Long Bond	Jun 2018	5,865,000	(150,169)
20	U.S. Ultra 10-Year	Jun 2018	2,597,188	(37,060)

				$(91,157)

See accompanying Notes to the Financial Statements.	107

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payments Made by Fund	Maturity Date	Upfront Premiums Paid (Received)	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR	1.46%	08/15/23	$221,842	$4,480,000	$278,370	$56,528
3-Month USD LIBOR	2.17%	08/15/24	104	745,000	23,856	23,752
3-Month USD LIBOR	2.18%	08/15/24	11,133	3,080,000	97,312	86,179
3-Month USD LIBOR	2.17%	08/15/24	10,977	7,885,000	251,716	240,739
3-Month USD LIBOR	2.29%	05/15/27	101	130,000	4,890	4,789
Overnight Federal Funds Effective Rate (12M)	1.71%	09/30/19	2,051	6,165,000	34,886	32,835
3-Month USD LIBOR	2.33%	11/15/24	12,963	3,810,000	89,497	76,534
3-Month USD LIBOR	2.66%	11/15/43	103	145,000	4,858	4,755
3-Month USD LIBOR	2.21%	01/08/26	—	7,920,000	297,349	297,349
3-Month USD LIBOR	1.20%	05/31/23	—	1,170,000	84,427	84,427
Overnight Federal Funds Effective Rate (12M)	1.82%	02/15/27	20,041	1,447,000	66,558	46,517
2.01%	3-Month USD LIBOR	08/31/21	15,446	1,875,000	(38,872)	(54,318)
3-Month USD LIBOR	2.15%	02/15/24	(2,135)	1,953,000	59,096	61,231
3-Month USD LIBOR	2.18%	02/15/24	(2,166)	1,090,000	31,044	33,210
3-Month USD LIBOR	2.17%	02/15/24	(952)	630,000	18,512	19,464
3-Month USD LIBOR	2.11%	02/15/24	—	235,000	7,572	7,572
2.34%	3-Month USD LIBOR	02/15/36	(9,613)	1,460,000	(104,768)	(95,155)
1.76%	3-Month USD LIBOR	11/30/21	119	4,655,000	(146,499)	(146,618)
Overnight Federal Funds Effective Rate (12M)	1.90%	02/15/27	797	390,000	15,586	14,789
Overnight Federal Funds Effective Rate (12M)	2.07%	02/15/27	(336)	920,000	24,280	24,616
Overnight Federal Funds Effective Rate (12M)	1.50%	06/30/19	(1,218)	2,795,000	18,088	19,306
Overnight Federal Funds Effective Rate (12M)	1.49%	06/30/19	(4,677)	13,105,000	87,396	92,073
Overnight Federal Funds Effective Rate (12M)	1.96%	02/15/27	102	265,000	9,187	9,085
Overnight Federal Funds Effective Rate (12M)	1.84%	12/31/19	7,647	2,545,000	13,065	5,418
Overnight Federal Funds Effective Rate (12M)	1.95%	12/31/19	1,758	4,875,000	15,811	14,053
Overnight Federal Funds Effective Rate (12M)	2.04%	12/31/19	104	1,695,000	2,874	2,770
Overnight Federal Funds Effective Rate (03M)	1.42%	02/14/25	103	500,000	2,170	2,067
Overnight Federal Funds Effective Rate (12M)	2.11%	12/31/19	201	1,710,000	949	748
Overnight Federal Funds Effective Rate (12M)	2.41%	02/12/25	117	2,295,000	(4,734)	(4,851)
Overnight Federal Funds Effective Rate (12M)	2.35%	05/31/22	102	455,000	(440)	(542)
Overnight Federal Funds Effective Rate (12M)	2.37%	03/23/21	112	5,545,000	(14,820)	(14,932)

						$944,390

108	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	99.1
Swaps	0.1
Futures Contracts	0.1
Short-Term Investments	3.9
Other Assets and Liabilities (net)	(3.2)

100.0%

See accompanying Notes to the Financial Statements.	109

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		DEBT OBLIGATIONS — 94.0%

		Corporate Debt — 41.4%

2,500,000		1011778 BC ULC/New Red Finance, Inc., 5.00%, due 10/15/25 144A	2,393,000
2,000,000		24 Hour Fitness Worldwide, Inc., 8.00%, due 06/01/22‡ 144A	2,009,800
800,000	EUR	Adient Global Holdings, Ltd., 3.50%, due 08/15/24 144A	1,001,890
2,000,000		Aircastle, Ltd., 4.13%, due 05/01/24	1,965,000
700,000		Aker BP ASA, 5.88%, due 03/31/25 144A	710,500
2,500,000		Allison Transmission, Inc., 5.00%, due 10/01/24 144A	2,484,375
2,300,000		Altice US Finance I Corp., 5.50%, due 05/15/26 144A	2,253,770
1,000,000		AMC Entertainment Holdings, Inc., 5.88%, due 11/15/26‡	985,000
10,540,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	544,978
1,000,000		Aramark Services, Inc., 5.00%, due 02/01/28 144A	981,250
1,000,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 06/30/21 144A	1,023,750
1,000,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 7.25%, due 05/15/24 144A	1,067,500
2,000,000		Ascend Learning LLC, 6.88%, due 08/01/25 144A	2,060,000
1,500,000	EUR	Avantor, Inc., 4.75%, due 10/01/24 144A	1,838,341
2,000,000		Axalta Coating Systems LLC, 4.88%, due 08/15/24 144A	2,012,500
2,000,000		B&G Foods, Inc., 5.25%, due 04/01/25	1,868,100
1,000,000	EUR	Ball Corp., 4.38%, due 12/15/23	1,393,828
1,000,000		Bank of America Corp., Series M, 8.13% (3 mo. USD LIBOR plus 3.640%)† †††††	1,005,250
2,000,000		Beacon Escrow Corp., 4.88%, due 11/01/25 144A	1,915,000
2,000,000		Bill Barrett Corp., 8.75%, due 06/15/25	2,170,000
1,558,000		Blackboard, Inc., 9.75%, due 10/15/21‡ 144A	1,332,090
1,600,000		Block Communications, Inc., 6.88%, due 02/15/25 144A	1,616,928
2,200,000		Boyne USA, Inc., 7.25%, due 05/01/25 144A††††	2,268,750
900,000		BreitBurn Energy Partners, LP/BreitBurn Finance Corp., 7.88%, due 04/15/22†††	9,000
2,400,000		BWAY Holding Co., 7.25%, due 04/15/25 144A	2,454,000
15,000		California Resources Corp., 5.50%, due 09/15/21	11,625
36,000		California Resources Corp., 6.00%, due 11/15/24	22,140
1,293,000		California Resources Corp., 8.00%, due 12/15/22‡ 144A	1,019,854
500,000		Calpine Corp., 5.25%, due 06/01/26 144A	484,375
2,500,000		Calpine Corp., 5.75%, due 01/15/25‡	2,293,750
2,200,000		Catalent Pharma Solutions, Inc., 4.88%, due 01/15/26 144A	2,150,500
600,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	610,131
2,500,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, due 02/15/26 144A	2,493,775
2,000,000		CDW LLC/CDW Finance Corp., 5.00%, due 09/01/25	2,000,000
2,000,000		Cemex Finance LLC, 6.00%, due 04/01/24 144A	2,065,000
1,500,000		Centene Corp., 4.75%, due 05/15/22	1,526,250
600,000		CenturyLink, Inc., 6.75%, due 12/01/23‡	586,500
302,197		CHC Group LLC/CHC Finance, Ltd., 9.44%, due 10/01/20‡‡	391,345
400,000		Chemours Co. (The), 5.38%, due 05/15/27	402,000
1,800,000	EUR	Chemours Co. (The), 6.13%, due 05/15/23	2,323,330
1,600,000		Cheniere Corpus Christi Holdings LLC, 5.88%, due 03/31/25	1,680,000
1,900,000		Cheniere Energy Partners, LP, 5.25%, due 10/01/25 144A	1,878,625
800,000		CHS/Community Health Systems, Inc., 6.25%, due 03/31/23	741,000
2,000,000		CHS/Community Health Systems, Inc., 6.88%, due 02/01/22‡	1,167,500
1,500,000		Citigroup, Inc., 6.30% (3 mo. USD LIBOR plus 3.423%)† ††††† ‡	1,567,500
200,000		Clear Channel Worldwide Holdings, Inc., 6.50%, due 11/15/22	205,140
800,000		Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	802,000
2,400,000		Cloud Crane LLC, 10.13%, due 08/01/24 144A	2,664,000

110	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,300,000	EUR	CMA CGM SA, 6.50%, due 07/15/22 144A	1,621,050
1,000,000		CNH Industrial Capital LLC, 3.88%, due 10/15/21	1,001,860
900,000		CNX Resources Corp., 8.00%, due 04/01/23	954,563
1,500,000	EUR	Codere Finance 2 Luxembourg SA, 6.75%, due 11/01/21 144A	1,938,571
600,000	EUR	Colfax Corp., 3.25%, due 05/15/25 144A	747,440
2,000,000		CommScope Technologies LLC, 6.00%, due 06/15/25 144A	2,091,000
2,400,000		Concordia International Corp., 7.00%, due 04/15/23‡‡‡‡	168,000
300,000		Concordia International Corp., 9.00%, due 04/01/22‡ ‡‡‡‡	273,000
1,300,000	EUR	Cott Corp., 5.50%, due 07/01/24 144A	1,704,224
1,000,000		Cott Holdings, Inc., 5.50%, due 04/01/25 144A	990,000
800,000		Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 5.75%, due 04/01/25	796,000
1,500,000		Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 6.25%, due 04/01/23	1,518,750
1,100,000		Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 02/01/26 144A	1,067,000
2,200,000		CSC Holdings LLC, 5.38%, due 02/01/28 144A	2,083,598
800,000		CSI Compressco, LP/CSI Compressco Finance, Inc., 7.25%, due 08/15/22	756,000
1,500,000	EUR	CTC BondCo GmbH, 5.25%, due 12/15/25 144A	1,837,173
1,200,000		DAE Funding LLC, 5.00%, due 08/01/24 144A	1,138,500
2,000,000		DaVita, Inc., 5.13%, due 07/15/24	1,956,250
1,000,000		Digicel Group, Ltd., 7.13%, due 04/01/22 144A	783,750
1,000,000		Digicel, Ltd., 6.00%, due 04/15/21 144A	942,500
1,000,000		DISH DBS Corp., 5.00%, due 03/15/23	902,500
1,700,000		DISH DBS Corp., 5.88%, due 11/15/24	1,521,500
1,900,000		Dynegy, Inc., 8.00%, due 01/15/25 144A	2,075,750
500,000		Dynegy, Inc., 8.13%, due 01/30/26 144A	553,750
1,000,000		Eagle Holding Co. II LLC, 7.63% (7.63% Cash or 8.38% PIK), due 05/15/22 144A	1,010,000
500,000		Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, due 07/15/23 144A	380,000
1,500,000		Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, due 02/01/25 144A	1,083,750
1,500,000		Energy Transfer Equity, LP, 4.25%, due 03/15/23	1,458,750
1,108,965		EnQuest Plc, (MTN), Reg S, 7.00% (7.00% Cash or PIK), due 10/15/23‡‡‡ 144A	993,910
400,000	EUR	Equinix, Inc. REIT, 2.88%, due 10/01/25	475,091
1,500,000		Equinix, Inc. REIT, 5.38%, due 04/01/23	1,539,375
100,000		Escrow GCB Penn Virginia Corp., 8.50%, due 05/01/20**** ^ †††	—
27,500,000	ZAR	Eskom Holdings SOC, (MTN), Ltd., 7.50%, due 09/15/33	1,874,363
500,000	EUR	Europcar Groupe SA, 4.13%, due 11/15/24 144A	615,648
9,280,000,000	IDR	European Investment Bank, Reg S, 6.95%, due 02/06/20‡‡‡	690,633
24,240,000,000	IDR	European Investment Bank, Reg S, 7.20%, due 07/09/19‡‡‡	1,797,825
8,150,000	ZAR	European Investment Bank, Reg S, 8.50%, due 09/17/24‡‡‡	706,532
2,000,000	EUR	Federal-Mogul LLC/Federal-Mogul Financing Corp., 5.00%, due 07/15/24 144A	2,419,423
300,000		Ferrellgas Partners, LP/Ferrellgas Partners Finance Corp., 8.63%, due 06/15/20	276,750
1,500,000		Ferrellgas, LP/Ferrellgas Finance Corp., 6.75%, due 06/15/23‡	1,372,500
1,000,000		Fiat Chrysler Automobiles NV, 4.50%, due 04/15/20	1,011,340
649,000,000	COP	Financiera de Desarrollo Territorial SA Findeter, Reg S, 7.88%, due 08/12/24‡‡‡	237,876
2,000,000		First Data Corp., 5.75%, due 01/15/24 144A	2,020,000
1,600,000		First Quantum Minerals, Ltd., 7.00%, due 02/15/21 144A	1,608,000
700,000		First Quantum Minerals, Ltd., 7.25%, due 04/01/23 144A	693,000
1,800,000		FirstCash, Inc., 5.38%, due 06/01/24 144A	1,837,710
400,000		FMG Resources August 2006 Pty, Ltd., 5.13%, due 03/15/23‡ 144A	398,260

See accompanying Notes to the Financial Statements.	111

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,200,000		FMG Resources August 2006 Pty, Ltd., 5.13%, due 05/15/24‡ 144A	1,187,988
400,000	EUR	Galapagos Holding SA, 7.00%, due 06/15/22 144A	409,739
449,000	EUR	Galapagos SA/Luxembourg, 5.38%, due 06/15/21 144A	539,714
500,000		Golden Nugget, Inc., 6.75%, due 10/15/24 144A	503,745
2,500,000		Goodyear Tire & Rubber Co. (The), 5.00%, due 05/31/26	2,440,625
700,000		Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, due 12/15/23 144A	736,750
1,900,000		H&E Equipment Services, Inc., 5.63%, due 09/01/25	1,921,375
1,500,000	EUR	Hanesbrands Finance Luxembourg SCA, 3.50%, due 06/15/24 144A	1,943,351
1,000,000		Hanesbrands, Inc., 4.88%, due 05/15/26 144A	975,000
2,000,000		HCA, Inc., 5.00%, due 03/15/24	2,025,000
2,000,000		Horizon Pharma, Inc., 6.63%, due 05/01/23‡	2,000,000
400,000		Horizon Pharma, Inc./Horizon Pharma USA, Inc., 8.75%, due 11/01/24 144A	428,000
1,000,000		iHeartCommunications, Inc., 9.00%, due 03/01/21†††	796,250
500,000		iHeartCommunications, Inc., 9.00%, due 09/15/22†††	397,500
1,600,000		IHS Markit, Ltd., 4.00%, due 03/01/26 144A	1,544,000
2,000,000	EUR	Infor US, Inc., 5.75%, due 05/15/22	2,512,707
2,000,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23‡	1,615,000
8,860,000,000	IDR	Inter-American Development Bank, 7.35%, due 09/12/18	650,141
35,350,000,000	IDR	Inter-American Development Bank, 7.88%, due 03/14/23	2,777,284
2,700,000		InterGen NV, 7.00%, due 06/30/23 144A	2,706,750
2,000,000		Itron, Inc., 5.00%, due 01/15/26 144A	1,975,600
2,000,000		Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, due 11/15/21 144A	2,070,000
1,300,000		Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 08/01/23 144A	1,317,875
500,000		Jeld-Wen, Inc., 4.63%, due 12/15/25 144A	477,500
600,000		Jeld-Wen, Inc., 4.88%, due 12/15/27 144A	568,500
1,000,000		JPMorgan Chase & Co., 6.00% (3 mo. USD LIBOR plus 3.300%)† †††††	1,033,570
560,585		K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22‡‡‡‡	27,693
97,817		K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22‡‡‡‡	46,463
1,500,000		Lamb Weston Holdings, Inc., 4.88%, due 11/01/26 144A	1,490,625
1,000,000	EUR	LKQ European Holdings BV, 4.13%, due 04/01/28 144A††††	1,232,133
400,000	EUR	LSF10 Wolverine Investments SCA, 5.00%, due 03/15/24 144A	498,028
1,500,000		Martin Midstream Partners, LP/Martin Midstream Finance Corp., 7.25%, due 02/15/21	1,507,500
1,000,000		Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, due 06/01/21**** ¤ ^	—
1,900,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.00%, due 10/15/27	1,867,320
500,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.25%, due 08/01/26	500,625
2,500,000		Multi-Color Corp., 4.88%, due 11/01/25 144A	2,343,750
800,000		Murray Energy Corp., 11.25%, due 04/15/21 144A	304,000
500,000		Navient Corp., 6.75%, due 06/25/25	508,125
2,500,000		Navient Corp., 7.25%, due 09/25/23	2,625,000
200,000	EUR	Netflix, Inc., 3.63%, due 05/15/27 144A	242,634
1,000,000		Netflix, Inc., 4.38%, due 11/15/26‡	950,000
500,000		Netflix, Inc., 5.88%, due 02/15/25	525,000
1,100,000		New Gold, Inc., 6.38%, due 05/15/25 144A	1,127,500
2,000,000		Nexstar Broadcasting, Inc., 5.63%, due 08/01/24 144A	1,964,400
1,600,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22 144A	1,636,000
1,200,000		Novelis Corp., 5.88%, due 09/30/26 144A	1,179,000
1,400,000		Novelis Corp., 6.25%, due 08/15/24 144A	1,438,500

112	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,500,000		NRG Yield Operating LLC, 5.38%, due 08/15/24	1,513,125
1,500,000		Oceaneering International, Inc., 6.00%, due 02/01/28	1,485,944
700,000		OI European Group BV, 4.00%, due 03/15/23 144A	668,500
1,700,000	EUR	Orano SA, Reg S, 3.13%, due 03/20/23‡‡‡	2,144,196
2,000,000		Owens-Brockway Glass Container, Inc., 5.00%, due 01/15/22 144A	2,026,900
1,000,000	EUR	Paprec Holding SA, 4.00%, due 03/31/25 144A	1,238,060
1,000,000		Park Aerospace Holdings, Ltd., 5.50%, due 02/15/24 144A	972,500
61,562,400	MXN	Petroleos Mexicanos, Reg S, 7.19%, due 09/12/24‡ ‡‡ ‡‡‡	3,049,200
2,300,000		PetSmart, Inc., 8.88%, due 06/01/25 144A	1,322,500
2,000,000		Plastipak Holdings, Inc., 6.25%, due 10/15/25 144A	2,005,000
2,300,000		Platform Specialty Products Corp., 5.88%, due 12/01/25 144A	2,251,125
400,000		Polaris Intermediate Corp., 8.50% (8.50% Cash or PIK), due 12/01/22 144A	409,004
2,000,000		Post Holdings, Inc., 5.00%, due 08/15/26 144A	1,905,000
1,300,000		Prestige Brands, Inc., 6.38%, due 03/01/24 144A	1,339,000
1,000,000	EUR	PSPC Escrow Corp., 6.00%, due 02/01/23 144A	1,282,925
2,000,000		PulteGroup, Inc., 5.00%, due 01/15/27	1,951,900
1,400,000		QEP Resources, Inc., 5.25%, due 05/01/23‡	1,354,556
500,000		QEP Resources, Inc., 5.63%, due 03/01/26‡	474,375
2,000,000		Qorvo, Inc., 7.00%, due 12/01/25	2,181,660
1,000,000	EUR	Quintiles IMS, Inc., 3.25%, due 03/15/25 144A	1,236,082
1,000,000		Sanchez Energy Corp., 6.13%, due 01/15/23	734,375
1,300,000	EUR	Schoeller Allibert Group, 8.00%, due 10/01/21 144A	1,677,747
800,000	EUR	Sealed Air Corp., 4.50%, due 09/15/23 144A	1,107,633
1,600,000	EUR	Selecta Group BV, 5.88%, due 02/01/24 144A	1,952,717
600,000	EUR	SIG Combibloc Holdings SCA, 7.75%, due 02/15/23 144A	768,958
1,500,000		Sprint Communications, Inc., 6.00%, due 11/15/22	1,475,625
1,500,000		Sprint Corp., 7.13%, due 06/15/24	1,466,250
500,000		Sprint Corp., 7.63%, due 02/15/25‡	492,500
1,000,000		Steel Dynamics, Inc., 5.50%, due 10/01/24	1,033,700
1,900,000		SunCoke Energy Partners, LP/SunCoke Energy Partners Finance Corp., 7.50%, due 06/15/25 144A	1,966,500
700,000		Sunoco, LP / Sunoco Finance Corp., 4.88%, due 01/15/23 144A	676,375
1,800,000		Symantec Corp., 5.00%, due 04/15/25 144A	1,819,890
1,000,000		T-Mobile USA, Inc., 5.13%, due 04/15/25	1,007,500
800,000		T-Mobile USA, Inc., 6.00%, due 04/15/24	835,280
1,700,000		T-Mobile USA, Inc., 6.38%, due 03/01/25	1,780,750
2,200,000		Talen Energy Supply LLC, 6.50%, due 06/01/25‡	1,562,000
1,600,000		Talen Energy Supply LLC, 10.50%, due 01/15/26 144A	1,382,000
2,200,000		Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 06/01/25 144A	2,202,750
1,800,000		Tenet Healthcare Corp., 8.13%, due 04/01/22	1,883,250
1,600,000		Tennant Co., 5.63%, due 05/01/25	1,640,000
2,000,000		Terex Corp., 5.63%, due 02/01/25 144A	2,005,000
1,200,000	GBP	Tesco Plc, 6.13%, due 02/24/22	1,898,209
2,000,000		Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, due 10/01/20†††	20,000
2,880,000	ZAR	Transnet SOC, Ltd., Reg S, 9.50%, due 05/13/21‡‡‡	242,986
2,000,000		United Rentals North America, Inc., 5.88%, due 09/15/26	2,087,500
800,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, due 01/15/25 144A	1,039,420

See accompanying Notes to the Financial Statements.	113

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,200,000	EUR	UPCB Finance IV, Ltd., 4.00%, due 01/15/27 144A	1,524,596
1,000,000		Valeant Pharmaceuticals International, Inc., 5.50%, due 03/01/23 144A	880,000
1,000,000		Valeant Pharmaceuticals International, Inc., 5.63%, due 12/01/21 144A	958,750
600,000		Valeant Pharmaceuticals International, Inc., 6.13%, due 04/15/25 144A	520,050
2,400,000		Vertiv Group Corp., 9.25%, due 10/15/24 144A	2,520,000
450,000	GBP	Virgin Media Secured Finance Plc, 5.50%, due 01/15/25 144A	647,910
1,000,000		Virgin Media Secured Finance Plc, 5.50%, due 08/15/26 144A	974,370
900,000		Weatherford International, Ltd., 7.75%, due 06/15/21‡	842,625
1,100,000		Weatherford International, Ltd., 8.25%, due 06/15/23‡	961,917
2,200,000		Weekley Homes LLC/Weekley Finance Corp., 6.63%, due 08/15/25 144A	2,183,500
3,000,000		West Corp., 8.50%, due 10/15/25‡ 144A	2,917,500
1,400,000		WPX Energy, Inc., 8.25%, due 08/01/23	1,575,000
2,000,000		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, due 05/15/27 144A	1,965,000
1,800,000		Wynn Macau, Ltd., 5.50%, due 10/01/27 144A	1,768,500
1,900,000	EUR	Ziggo Secured Finance BV, 4.25%, due 01/15/27 144A	2,365,116

			268,117,966

		Sovereign Debt Obligations — 52.6%

2,770,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	4,603,971
1,325,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/43	2,463,278
42,921,000	BRL	Brazil Letras do Tesouro Nacional, 6.30%, due 07/01/19‡‡	11,952,845
49,000,000	BRL	Brazil Letras do Tesouro Nacional, 6.99%, due 01/01/20‡‡	13,096,236
7,391,000	BRL	Brazil Letras do Tesouro Nacional, 7.59%, due 07/01/20‡‡	1,890,778
14,583,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/21	4,609,496
15,617,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/23	4,909,692
38,954,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/25	12,216,603
8,000,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/27	2,485,385
12,692,000	BRL	Brazil Notas do Tesouro Nacional Series F, 10.00%, due 01/01/29	3,918,047
27,308,200,000	COP	Colombian TES, 6.00%, due 04/28/28	9,448,758
9,113,600,000	COP	Colombian TES, 7.00%, due 05/04/22	3,440,210
7,190,900,000	COP	Colombian TES, 7.00%, due 06/30/32	2,611,933
12,733,900,000	COP	Colombian TES, 7.50%, due 08/26/26	4,912,762
2,113,000,000	COP	Colombian TES, 7.75%, due 09/18/30	827,483
14,734,900,000	COP	Colombian TES, 10.00%, due 07/24/24	6,349,127
6,945,200,000	COP	Colombian TES, 11.00%, due 07/24/20	2,809,652
36,000,000	CZK	Czech Republic Government Bond, 0.25%, due 02/10/27	1,540,858
4,970,000	CZK	Czech Republic Government Bond, Reg S, 2.50%, due 08/25/28‡‡‡	255,799
8,900,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	623,501
15,988,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	1,136,608
75,680,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 08/15/32	5,641,300
53,321,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 05/15/38	3,925,247
8,113,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	636,282
50,513,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	3,999,213
38,839,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	3,192,034
33,162,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	2,771,464
3,006,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	277,339
35,777,986	ARS	Letras del Banco Central de la Republica Argentina, 0.01%, due 05/16/18	1,723,890
21,117,960	ARS	Letras del Banco Central de la Republica Argentina, 0.01%, due 07/18/18	975,578
7,478,730	ARS	Letras del Banco Central de la Republica Argentina, 0.01%, due 08/15/18	339,344

114	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

120,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	30,630
1,497,000	MYR	Malaysia Government Bond, 3.49%, due 03/31/20	387,625
23,291,000	MYR	Malaysia Government Bond, 3.58%, due 09/28/18	6,035,910
23,235,000	MYR	Malaysia Government Bond, 3.62%, due 11/30/21	6,042,422
1,497,000	MYR	Malaysia Government Bond, 3.66%, due 10/15/20	389,645
1,119,000	MYR	Malaysia Government Bond, 3.76%, due 03/15/19	291,033
13,017,000	MYR	Malaysia Government Bond, 3.80%, due 08/17/23	3,368,331
4,513,000	MYR	Malaysia Government Bond, 3.84%, due 04/15/33	1,092,869
999,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	254,379
8,779,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	2,271,076
174,000	MYR	Malaysia Government Bond, 4.16%, due 07/15/21	45,961
16,055,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	4,215,060
2,939,000	MYR	Malaysia Government Bond, 4.25%, due 05/31/35	736,371
12,774,000	MYR	Malaysia Government Bond, 4.38%, due 11/29/19	3,358,624
1,068,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	283,014
4,915,000	MYR	Malaysia Government Investment Issue, 4.07%, due 09/30/26	1,258,250
143,564,300	MXN	Mexican Bonos, 5.75%, due 03/05/26	7,149,311
61,224,900	MXN	Mexican Bonos, 6.50%, due 06/10/21	3,288,337
123,732,900	MXN	Mexican Bonos, 6.50%, due 06/09/22	6,609,324
18,283,700	MXN	Mexican Bonos, 7.50%, due 06/03/27	1,014,764
7,197,300	MXN	Mexican Bonos, 8.50%, due 05/31/29	428,049
324,617,100	MXN	Mexican Bonos, 10.00%, due 12/05/24	20,419,035
2,924,000	PEN	Peruvian Government International Bond, 6.90%, due 08/12/37	1,046,068
4,050,000	PEN	Peruvian Government International Bond, Reg S, 5.70%, due 08/12/24‡‡‡	1,367,317
14,864,000	PEN	Peruvian Government International Bond, Reg S, 6.15%, due 08/12/32‡‡‡	5,085,575
5,543,000	PEN	Peruvian Government International Bond, Reg S, 6.35%, due 08/12/28‡‡‡	1,930,255
9,580,000	PEN	Peruvian Government International Bond, Reg S, 6.90%, due 08/12/37‡‡‡	3,427,268
7,112,000	PEN	Peruvian Government International Bond, Reg S, 6.95%, due 08/12/31‡‡‡	2,600,632
1,937,000	PEN	Peruvian Government International Bond, Reg S, 7.84%, due 08/12/20‡‡‡	670,849
3,135,000	PEN	Peruvian Government International Bond, Reg S, 8.20%, due 08/12/26‡‡‡	1,212,592
15,465,000	PLN	Poland Government Bond, 2.50%, due 07/25/26	4,353,524
25,997,000	PLN	Poland Government Bond, 2.50%, due 07/25/27	7,224,636
10,311,000	PLN	Poland Government Bond, 3.25%, due 07/25/25	3,084,209
9,302,000	PLN	Poland Government Bond, 4.00%, due 10/25/23	2,925,732
472,641,000	RUB	Russian Federal Bond — OFZ, 6.70%, due 05/15/19	8,272,533
254,542,000	RUB	Russian Federal Bond — OFZ, 7.10%, due 10/16/24	4,535,252
263,471,000	RUB	Russian Federal Bond — OFZ, 7.40%, due 12/07/22	4,781,426
705,473,000	RUB	Russian Federal Bond — OFZ, 7.70%, due 03/23/33	12,827,217
190,436,000	RUB	Russian Federal Bond — OFZ, 7.75%, due 09/16/26	3,507,334
41,565,000	RUB	Russian Federal Bond — OFZ, 8.50%, due 09/17/31	812,729
8,430,000	ZAR	South Africa Government Bond, 6.25%, due 03/31/36	554,752
14,734,514	ZAR	South Africa Government Bond, 7.25%, due 01/15/20	1,254,210
156,558,645	ZAR	South Africa Government Bond, 8.25%, due 03/31/32	12,995,368
72,510,000	ZAR	South Africa Government Bond, 8.50%, due 01/31/37	5,963,790
95,500,000	ZAR	South Africa Government Bond, 8.88%, due 02/28/35	8,181,603
27,600,000	ZAR	South Africa Government Bond, 9.00%, due 01/31/40	2,359,145
68,000,000	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	6,640,025
44,000,000	THB	Thailand Government Bond, 1.88%, due 06/17/22	1,418,687
123,887,000	THB	Thailand Government Bond, 2.13%, due 12/17/26	3,882,199

See accompanying Notes to the Financial Statements.	115

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

35,347,000	THB	Thailand Government Bond, 2.88%, due 06/17/46	1,047,564
63,266,000	THB	Thailand Government Bond, 3.40%, due 06/17/36	2,091,640
175,480,000	THB	Thailand Government Bond, 3.63%, due 06/16/23	6,106,766
33,000,000	THB	Thailand Government Bond, 3.65%, due 06/20/31	1,142,804
59,291,000	THB	Thailand Government Bond, 3.85%, due 12/12/25	2,109,588
1,717,000	THB	Thailand Government Bond, 4.68%, due 06/29/44	68,638
29,935,000	THB	Thailand Government Bond, 4.88%, due 06/22/29	1,165,171
48,987,426	THB	Thailand Government Bond, Reg S, 1.25%, due 03/12/28‡‡‡	1,516,362
1,710,885	TRY	Turkey Government Bond, 8.50%, due 09/14/22	366,890
17,710,216	TRY	Turkey Government Bond, 9.00%, due 07/24/24	3,813,504
73,532,653	TRY	Turkey Government Bond, 10.70%, due 08/17/22	17,040,182
2,820,043	TRY	Turkey Government Bond, 11.00%, due 03/02/22	662,049
9,027,220	UYU	Uruguay Government International Bond, 4.38%, due 12/15/28	345,310
33,998,000	UYU	Uruguay Government International Bond, Reg S, 8.50%, due 03/15/28‡‡‡	1,109,513

			340,055,641

		TOTAL DEBT OBLIGATIONS (COST $604,386,984)	608,173,607

Shares		Description	Value ($)

		COMMON STOCKS — 0.4%

		Diversified Financial Services — 0.0%

7,396,155		Edcon Holdings, Ltd. 1* **** ¤ ^	—
736,020		Edcon Holdings, Ltd. 2* **** ¤ ^	—

			—

		Oil & Gas — 0.4%

43,602		Goodrich Petroleum Corp.*	478,314
73,737		Halcon Resources Corp.*	359,099
40,603		Linn Energy, Inc.*	1,560,780
466		Midstates Petroleum Co., Inc.*	6,212
14,783		Nine Point Energy, LLC* ¤	147,830

			2,552,235

		Transportation — 0.0%

11,563		CHC Group LLC*	1

		TOTAL COMMON STOCKS (COST $4,394,665)	2,552,236

		CONVERTIBLE PREFERRED STOCK — 0.1%

		Oil & Gas — 0.1%

322		Nine Point Energy Holdings, Inc., 0.00%* **** ¤	373,694

		TOTAL CONVERTIBLE PREFERRED STOCK (COST $300,884)	373,694

		WARRANTS — 0.0%

		Oil & Gas — 0.0%

3,095		Energy XXI Gulf Coast, Inc. Strike Price $43.66, Expires 12/30/21*	93
3,495		Halcon Resources Corp. Strike Price $14.04, Expires 09/09/20*	1,817

116	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares		Description	Value ($)

		Oil & Gas — continued

3,303		Midstates Petroleum Co., Inc. Strike Price $46.00, Expires 04/21/20* ¤	33

			1,943

		TOTAL WARRANTS (COST $86,597)	1,943

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 6.9%

		Bank Deposit — 2.5%

16,415,519		State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	16,415,519

		Mutual Fund - Securities Lending Collateral — 3.3%

21,465,843		State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## ***	21,465,843

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — 1.1%

637,567,000	NGN	Nigeria OMO Treasury Bill, 0.01%, due 04/05/18‡‡	1,771,265
322,408,000	NGN	Nigeria OMO Treasury Bill, 14.11%, due 07/05/18‡‡	863,645
238,978,000	NGN	Nigeria OMO Treasury Bill, 13.40%, due 06/07/18‡‡	647,754
638,310,000	NGN	Nigeria OMO Treasury Bill, 9.00%, due 04/12/18‡‡	1,768,098
408,975,000	NGN	Nigeria OMO Treasury Bill, 14.55%, due 08/23/18‡‡	1,074,118
448,861,000	NGN	Nigeria OMO Treasury Bill, 14.53%, due 08/30/18‡‡	1,175,867

		TOTAL SOVEREIGN DEBT OBLIGATIONS	7,300,747

		TOTAL SHORT-TERM INVESTMENTS (COST $45,153,147)	45,182,109

		TOTAL INVESTMENTS — 101.4% (Cost $654,322,277)	656,283,589

		Other Assets and Liabilities (net) — (1.4)%	(9,061,165)

		NET ASSETS — 100.0%	$647,222,424

See accompanying Notes to the Financial Statements.	117

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Notes to Schedule of Investments:

MTN — Medium Term Note

PIK — Payment In Kind

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7 day net yield as of March 31, 2018.

*	Non-income producing security

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $373,694 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $402,653.

¤	Illiquid security. The total market value of the securities at year end is $521,557 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $1,173,173.

^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

†	Variable or floating rate note. Rate shown is as of March 31, 2018.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $515,156, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $158,135,540 which represents 24.4% of net assets.

118	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

At March 31, 2018, the Fund held the following restricted securities:

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Concordia International Corp., 7.00%, due 04/15/23	04/13/15	$2,400,000	$2,221,937	$168,000
Concordia International Corp., 9.00%, due 04/01/22	10/06/16	300,000	300,000	273,000
K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22	08/23/13	560,585	995,753	27,693
K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22	01/30/16	97,817	97,817	46,463

				$515,156

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
BRL	13,792,197	USD	4,223,998	06/04/18	Goldman Sachs International	$(95,957)
CLP	6,624,069,324	USD	10,998,870	06/20/18	Citibank N.A.	(19,325)
CNH	68,749,900	USD	10,786,498	06/20/18	Goldman Sachs International	114,182
COP	3,442,385,581	USD	1,203,968	06/20/18	Goldman Sachs International	25,429
CZK	71,940,000	EUR	2,712,803	06/20/18	Goldman Sachs International	144,286
CZK	128,810,000	EUR	4,863,498	12/19/18	JPMorgan Chase Bank N.A. London	243,615
CZK	289,950,000	USD	13,999,847	06/20/18	Citibank N.A.	104,981
CZK	84,130,000	USD	3,764,159	06/20/18	Goldman Sachs International	328,406
CZK	11,910,000	USD	526,836	12/19/18	HSBC Bank plc	60,370
CZK	90,131,700	USD	3,816,391	12/19/18	JPMorgan Chase Bank N.A. London	627,428
EGP	199,810,350	USD	11,119,599	06/20/18	Goldman Sachs International	5,520
EGP	61,379,650	USD	3,411,686	06/20/18	JPMorgan Chase Bank N.A. London	5,834
EUR	590,000	USD	730,889	06/20/18	Citibank N.A.	(1,157)
EUR	2,580,000	USD	3,176,754	06/20/18	Goldman Sachs International	14,279
GBP	1,222,000	USD	1,616,902	04/19/18	Deutsche Bank AG London	98,407
HUF	657,050,000	USD	2,578,588	06/20/18	Goldman Sachs International	22,689
IDR	35,435,131,188	USD	2,546,619	06/20/18	Citibank N.A.	10,971
IDR	98,078,640,000	USD	7,042,376	06/20/18	Goldman Sachs International	36,612
IDR	30,742,560,000	USD	2,223,211	06/20/18	JPMorgan Chase Bank N.A. London	(4,316)
IDR	24,441,270,000	USD	1,762,168	06/20/18	Standard Chartered Bank	1,921
ILS	31,370,000	USD	9,170,906	06/20/18	Citibank N.A.	(193,562)
KRW	9,707,220,000	USD	9,094,692	06/20/18	Citibank N.A.	37,277
MXN	83,185,936	USD	4,502,628	06/20/18	Goldman Sachs International	(201)
MYR	28,580,000	USD	7,291,550	06/20/18	Standard Chartered Bank	80,083
PLN	26,557,469	USD	7,795,948	06/20/18	Citibank N.A.	(31,589)
PLN	88,329,731	USD	25,940,041	06/20/18	JPMorgan Chase Bank N.A. London	(115,903)
RUB	54,221,981	USD	942,991	06/20/18	Goldman Sachs International	(8,131)
SGD	11,680,000	USD	8,837,042	06/21/18	Citibank N.A.	86,620
THB	371,492,317	USD	11,891,292	06/20/18	Citibank N.A.	19,966
THB	86,241,556	USD	2,765,704	06/20/18	JPMorgan Chase Bank N.A. London	(517)
THB	131,601,726	USD	4,218,342	06/20/18	Standard Chartered Bank	1,240
TRY	86,433,324	USD	22,227,563	09/19/18	Citibank N.A.	(1,488,273)
TRY	12,760,000	USD	3,165,939	06/20/18	Goldman Sachs International	(18,567)
TRY	12,568,645	USD	3,161,340	09/19/18	Goldman Sachs International	(145,550)

See accompanying Notes to the Financial Statements.	119

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
TRY	4,010,000	USD	988,225	06/20/18	JPMorgan Chase Bank N.A. London	$879
TRY	12,973,472	USD	3,434,180	09/19/18	Standard Chartered Bank	(321,253)
ZAR	86,830,000	USD	7,361,595	06/20/18	Citibank N.A.	(109,212)
ZAR	60,450,000	USD	5,058,950	06/20/18	Goldman Sachs International	(9,928)
EUR	6,942,683	PLN	29,450,000	06/20/18	Citibank N.A.	(23,071)
USD	14,284,285	BRL	47,080,000	06/04/18	Goldman Sachs International	193,118
USD	7,004,789	BRL	23,160,000	06/04/18	JPMorgan Chase Bank N.A. London	72,940
USD	1,689,260	CZK	36,930,000	06/20/18	Citibank N.A.	(107,227)
USD	1,198,954	EUR	965,500	06/20/18	Citibank N.A.	4,790
USD	4,288,868	HUF	1,079,255,000	06/20/18	Standard Chartered Bank	16,071
USD	841,729	INR	55,540,000	06/20/18	Citibank N.A.	(2,067)
USD	465,454	INR	30,660,401	06/20/18	Goldman Sachs International	(357)
USD	17,134,113	INR	1,128,949,599	06/20/18	Standard Chartered Bank	(17,561)
USD	12,059,327	MXN	228,655,700	06/20/18	Citibank N.A.	(316,630)
USD	536,886	MXN	10,130,000	06/20/18	Goldman Sachs International	(11,399)
USD	16,398,397	PEN	53,622,759	06/20/18	Citibank N.A.	(178,292)
USD	3,303,736	PHP	174,342,000	06/20/18	Citibank N.A.	(24,627)
USD	4,848,706	PHP	255,008,000	06/20/18	Standard Chartered Bank	(19,651)
USD	3,841,710	RON	14,530,500	06/20/18	Citibank N.A.	4,516
USD	9,884,572	SGD	12,933,468	06/20/18	Citibank N.A.	3,502
USD	8,007,333	SGD	10,465,232	06/20/18	Standard Chartered Bank	11,977
USD	1,237,517	THB	38,850,000	06/21/18	JPMorgan Chase Bank N.A. London	(8,182)
USD	21,773,206	TRY	85,935,002	06/20/18	Citibank N.A.	576,541
USD	1,403,512	TRY	5,520,000	06/21/18	Citibank N.A.	42,370
USD	6,580,824	TRY	28,140,000	09/19/18	Citibank N.A.	(171,243)
USD	2,965,624	TWD	86,175,104	06/20/18	Citibank N.A.	(6,327)
USD	5,431,150	TWD	157,611,662	06/20/18	Goldman Sachs International	(4,459)
USD	3,136,829	TWD	91,231,534	06/20/18	JPMorgan Chase Bank N.A. London	(9,505)
USD	10,238,892	TWD	297,091,700	06/20/18	Standard Chartered Bank	(7,013)
USD	1,545,579	ZAR	18,579,900	06/20/18	Citibank N.A.	(6,287)
USD	19,810,666	ZAR	233,960,000	06/20/18	Goldman Sachs International	269,406
USD	1,480,106	ZAR	17,690,000	06/20/18	JPMorgan Chase Bank N.A. London	2,567

						$(208,546)

Cash in the amount of $130,000 has been received at the custodian bank as collateral for forward foreign currency contracts.

120	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Currency Abbreviations

ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
EGP	— Egyptian Pound
EUR	— Euro Currency
GBP	— British Pound Sterling
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
PEN	— Peruvian Nouveau Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish New Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
430	South Africa Government Bond, Series R2030	May 2018	$3,601,091	$130,544
843	South Africa Government Bond, Series R2035	May 2018	7,332,598	(55,832)
105	South Africa Government Bond, Series R207	May 2018	913,013	1,821
253	South Africa Government Bond, Series R208	May 2018	2,136,163	11,808

				$88,341

Sales
242	South Africa Government Bond, Series R209	May 2018	$1,599,158	$936
187	U.S. Treasury Note 5-Year	Jun 2018	21,404,195	(90,468)

				$(89,532)

See accompanying Notes to the Financial Statements.	121

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2018

Asset Class Summary (Unaudited)	% of Net Assets
Sovereign Debt Obligations	52.6
Corporate Debt	41.4
Forward Foreign Currency Contracts	9.2
Common Stocks	0.4
Convertible Preferred Stock	0.1
Warrants	0.0
Futures Contracts	0.0
Short-Term Investments	6.9
Other Assets and Liabilities (net)	(10.6)

100.0%

122	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	COMMON STOCKS — 90.0%

	Argentina — 0.3%

25,764	Grupo Financiero Galicia SA, ADR	1,694,241
93,781	YPF SA, ADR	2,027,545

	Total Argentina	3,721,786

	Australia — 0.4%

308,834	Newcrest Mining, Ltd.	4,636,880

	Bermuda — 1.1%

278,000	Beijing Enterprises Water Group, Ltd.	156,353
118,000	China Oriental Group Co., Ltd.	81,288
52,000	China Resources Gas Group, Ltd.	181,612
552,000	COSCO SHIPPING Ports, Ltd.	465,820
748,000	CP Pokphand Co., Ltd.	58,402
25,662	Credicorp, Ltd.	5,826,300
460,000	Gemdale Properties & Investment Corp., Ltd.	55,744
224,000	Hopson Development Holdings, Ltd.	257,887
13,400	Jardine Matheson Holdings, Ltd.	826,561
1,264,000	Joy City Property, Ltd.	204,295
408,000	K Wah International Holdings, Ltd.	274,380
182,000	Kunlun Energy Co., Ltd.	158,171
132,500	Luye Pharma Group, Ltd.‡	128,086
1,500,000	Nan Hai Corp., Ltd.	41,963
163,000	Nine Dragons Paper Holdings, Ltd.	247,074
101,500	Shenzhen International Holdings, Ltd.	223,595
410,000	Sihuan Pharmaceutical Holdings Group, Ltd.	122,185
702,000	United Energy Group, Ltd.	61,037
670,500	Yue Yuen Industrial Holdings, Ltd.	2,677,866

	Total Bermuda	12,048,619

	Brazil — 5.6%

266,582	AMBEV SA, ADR	1,938,051
394,100	B3 SA — Brasil Bolsa Balcao	3,164,800
505,055	Banco Bradesco SA	5,845,910
250,766	Banco Bradesco SA, ADR	2,979,100
265,900	Banco do Brasil SA	3,282,548
42,200	Banco Santander Brasil SA	506,740
87,734	Banco Santander Brasil SA, ADR	1,054,563
27,000	BRF SA*	185,465
589,014	CCR SA	2,215,271
79,700	Cia Siderurgica Nacional SA*	211,024
267,380	Cielo SA	1,664,488
41,400	Duratex SA	147,608
181,700	Embraer SA	1,178,131
139,546	Embraer SA, ADR	3,628,196
322,100	Engie Brasil Energia SA	3,795,113
77,400	Iguatemi Empresa de Shopping Centers SA	914,287
114,500	Iochpe Maxion SA	901,572

See accompanying Notes to the Financial Statements.	123

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Brazil — continued

63,400	IRB Brasil Resseguros SA	798,509
337,315	Itau Unibanco Holding SA, ADR	5,262,114
106,700	JBS SA	300,170
30,200	Klabin SA	188,091
554,600	Kroton Educacional SA	2,269,395
96,900	Localiza Rent a Car SA	837,335
204,600	Lojas Renner SA	2,114,578
5,600	M Dias Branco SA	85,948
28,600	Magazine Luiza SA	842,528
115,800	MRV Engenharia e Participacoes SA	566,178
326,700	Petroleo Brasileiro SA*	2,296,219
51,700	Porto Seguro SA	755,371
50,500	Qualicorp SA	338,530
128,500	Raia Drogasil SA	2,891,985
22,300	Sao Martinho SA	117,619
228,144	Sul America SA	1,506,728
31,900	Suzano Papel e Celulose SA	320,190
82,117	Tim Participacoes SA, ADR‡	1,779,475
8,072	Usinas Siderurgicas de Minas Gerais SA*	29,897
244,300	Vale SA	3,102,631
201,666	Vale SA, ADR‡	2,565,191

	Total Brazil	62,581,549

	British Virgin Islands — 0.1%

32,023	Hollysys Automation Technologies, Ltd.	791,609

	Cayman Islands — 11.5%

9,061	58.com, Inc., ADR*	723,611
55,000	AAC Technologies Holdings, Inc.	1,005,670
368,000	Agile Group Holdings, Ltd.	770,646
59,000	Airtac International Group	1,015,811
124,827	Alibaba Group Holding, Ltd., ADR* ‡	22,910,748
330,000	ANTA Sports Products, Ltd.	1,679,777
14,313	Baidu, Inc., ADR*	3,194,518
2,340,000	Beijing Enterprises Clean Energy Group, Ltd.*	76,617
48,942	Bizlink Holding, Inc.	394,463
84,000	CAR, Inc.*	75,855
42,000	Casetek Holdings, Ltd.	124,457
172,000	Chailease Holding Co., Ltd.	610,557
123,000	China Aoyuan Property Group, Ltd.	114,808
693,000	China Evergrande Group* ‡	2,217,393
35,000	China High Speed Transmission Equipment Group Co., Ltd.	55,212
360,000	China Lesso Group Holdings, Ltd.	275,002
16,156	China Lodging Group, Ltd., ADR	2,127,907
152,000	China Medical System Holdings, Ltd.	347,910
515,000	China Mengniu Dairy Co., Ltd.	1,782,749
1,802,000	China Resources Cement Holdings, Ltd.	1,572,414
396,000	China Resources Land, Ltd.	1,459,129
200,000	China SCE Property Holdings, Ltd.	104,924

124	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Cayman Islands — continued

116,000	China State Construction International Holdings, Ltd.	142,457
96,000	China Tianrui Group Cement Co., Ltd.*	70,122
961,000	China Yongda Automobiles Services Holdings, Ltd.	1,026,597
128,500	China ZhengTong Auto Services Holdings, Ltd.	94,087
550,400	China Zhongwang Holdings, Ltd.	328,510
1,652,000	Chinasoft International, Ltd.*	1,493,494
206,000	CIFI Holdings Group Co., Ltd.	181,992
64,000	CIMC Enric Holdings, Ltd.*	61,835
435,000	Country Garden Holdings Co., Ltd.	908,391
67,274	Ctrip.com International, Ltd., ADR*	3,136,314
79,000	Dongyue Group, Ltd.	77,274
840,000	Fu Shou Yuan International Group, Ltd.	836,598
172,000	Fufeng Group, Ltd.	102,787
352,500	Fullshare Holdings, Ltd.* ‡	196,944
212,000	Future Land Development Holdings, Ltd.	181,661
8,220,000	GCL-Poly Energy Holdings, Ltd.*	1,024,079
1,737,000	Geely Automobile Holdings, Ltd.	5,073,380
5,000	Ginko International Co., Ltd.	37,298
39,000	Golden Eagle Retail Group, Ltd.	44,596
80,010	Gourmet Master Co., Ltd.	1,035,901
603,000	Haitian International Holdings, Ltd.	1,833,958
32,541	JD.com, Inc., ADR*	1,317,585
104,000	Jiayuan International Group, Ltd.* ‡	150,370
237,000	Kaisa Group Holdings, Ltd.*	134,672
152,500	Kingboard Chemical Holdings, Ltd.	707,866
120,000	Kingboard Laminates Holdings, Ltd.	175,826
87,000	Kingsoft Corp., Ltd.	279,716
156,500	KWG Property Holding, Ltd.	216,999
164,000	Lee & Man Paper Manufacturing, Ltd.	174,868
148,500	Li Ning Co., Ltd.*	153,338
88,000	Logan Property Holdings Co., Ltd.	135,838
44,500	Longfor Properties Co., Ltd.	137,424
42,000	Minth Group, Ltd.	192,535
15,702	NetEase, Inc., ADR	4,402,684
5,970	New Oriental Education & Technology Group, Inc., ADR	523,271
415,000	Powerlong Real Estate Holdings, Ltd.	220,313
65,000	Ronshine China Holdings, Ltd.*	95,626
371,600	Sands China, Ltd.	2,017,750
165,500	Semiconductor Manufacturing International Corp.*	218,711
295,000	Shenzhou International Group Holdings, Ltd.	3,143,072
296,000	Shimao Property Holdings, Ltd.	847,604
1,649,000	Sino Biopharmaceutical, Ltd.	3,286,404
694,000	SOHO China, Ltd.	365,565
55,900	Sunny Optical Technology Group Co., Ltd.	1,054,649
86,103	TAL Education Group, ADR	3,193,560
58,667	Tarena International, Inc., ADR	658,244
627,700	Tencent Holdings, Ltd.	33,412,599
1,124,000	Tianneng Power International, Ltd.	1,345,157
1,272,000	Tingyi Cayman Islands Holding Corp.	2,659,617

See accompanying Notes to the Financial Statements.	125

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Cayman Islands — continued

4,750,000	Tongda Group Holdings, Ltd.‡	916,189
1	Tongda Hong Tai Holdings, Ltd.*	—
101,000	TPK Holding Co., Ltd.*	251,833
149,000	Uni-President China Holdings, Ltd.	129,583
27,000	Vinda International Holdings, Ltd.	47,534
18,568	Vipshop Holdings, Ltd., ADR*	308,600
2,039	Weibo Corp., ADR* ‡	243,742
99,000	Wisdom Marine Lines Co., Ltd.*	93,713
566,500	Xiabuxiabu Catering Management China Holdings Co., Ltd.	1,085,577
526,000	Xinyi Glass Holdings, Ltd.*	802,613
334,000	Xinyi Solar Holdings, Ltd.	136,132
18,276	Yirendai, Ltd., ADR	735,243
1,278,000	Yuzhou Properties Co., Ltd.	878,923
2,500	YY, Inc., ADR*	263,000
23,000	Zhen Ding Technology Holding, Ltd.	54,351
61,000	Zhongsheng Group Holdings, Ltd.	167,595
28,300	ZTO Express Cayman, Inc., ADR‡	424,217

	Total Cayman Islands	128,289,161

	Chile — 1.6%

5,894,606	Aguas Andinas SA¤	3,847,928
8,496,190	Banco de Chile	1,433,147
9,225	Banco de Credito e Inversiones SA	689,286
40,912	Banco Santander Chile, ADR	1,370,961
25,885	CAP SA	298,921
157,579	Cencosud SA	482,738
139,105	Cia Cervecerias Unidas SA, ADR	4,091,078
37,312	Empresa Nacional de Telecomunicaciones SA	432,426
162,466	Empresas CMPC SA	619,108
53,616	Empresas COPEC SA	835,023
1,611,229	Enel Americas SA	378,805
73,224	Enel Chile SA, ADR	468,634
23,047	Latam Airlines Group SA, ADR‡	354,693
105,226	Sigdo Koppers SA	203,979
43,837	Sociedad Quimica y Minera de Chile SA, ADR‡	2,154,588

	Total Chile	17,661,315

	China — 7.6%

2,304,000	Agricultural Bank of China, Ltd. Class H	1,324,922
174,000	Air China, Ltd. Class H	224,288
240,000	Aluminum Corp. of China, Ltd.*	134,439
260,000	Angang Steel Co., Ltd.‡	251,333
92,500	Anhui Conch Cement Co., Ltd. Class H	510,265
223,000	AviChina Industry & Technology Co., Ltd. Class H	158,201
69,500	BAIC Motor Corp., Ltd.	86,029
8,621,000	Bank of China, Ltd. Class H	4,685,304
144,500	Bank of Chongqing Co., Ltd.	113,456
767,000	Bank of Communications Co., Ltd. Class H	605,903
159,000	Bank of Zhengzhou Co., Ltd.	82,803

126	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	China — continued

131,000	BBMG Corp.	59,633
1,502,000	Beijing Capital International Airport Co., Ltd. Class H	2,033,072
342,000	Beijing Capital Land, Ltd.	211,567
234,000	Beijing North Star Co., Ltd.	81,219
18,500	BYD Co., Ltd.‡	145,776
917,000	China Cinda Asset Management Co., Ltd. Class H	336,622
798,000	China CITIC Bank Corp., Ltd. Class H	550,415
475,000	China Coal Energy Co., Ltd. Class H	191,672
447,000	China Communications Construction Co., Ltd. Class H	462,133
1,872,000	China Communications Services Corp., Ltd. Class H	1,123,107
15,434,000	China Construction Bank Corp. Class H	16,037,128
48,000	China Eastern Airlines Corp., Ltd.	35,299
1,640,000	China Energy Engineering Corp., Ltd.	303,649
244,000	China Everbright Bank Co., Ltd. Class H	118,213
190,000	China Galaxy Securities Co., Ltd. Class H	127,448
1,053,000	China Huarong Asset Management Co., Ltd.	446,058
45,200	China International Capital Corp., Ltd. Class H	91,547
24,700	China International Marine Containers Group Co., Ltd. Class H	38,732
224,000	China Life Insurance Co., Ltd. Class H	622,341
289,000	China Machinery Engineering Corp.	153,987
1,201,500	China Merchants Bank Co., Ltd. Class H	4,984,076
14,800	China Merchants Securities Co., Ltd.	21,328
485,000	China Minsheng Banking Corp., Ltd. Class H‡	475,698
1,482,000	China National Building Material Co., Ltd.‡	1,631,076
102,000	China Oilfield Services, Ltd. Class H	107,243
77,800	China Pacific Insurance Group Co., Ltd.	352,324
2,390,000	China Petroleum & Chemical Corp. Class H	2,119,116
203,500	China Railway Construction Corp., Ltd. Class H	205,540
415,000	China Railway Group, Ltd. Class H	289,162
84,000	China Railway Signal & Communication Corp., Ltd.	66,162
1,314,000	China Reinsurance Group Corp.	274,017
358,000	China Shenhua Energy Co., Ltd. Class H	899,533
250,000	China Southern Airlines Co., Ltd. Class H	263,230
124,500	China Vanke Co., Ltd. Class H	574,089
1,437,000	Chongqing Rural Commercial Bank Co., Ltd. Class H	1,109,426
66,000	CITIC Securities Co., Ltd.	152,817
416,000	COSCO SHIPPING Development Co., Ltd.*	77,823
436,000	COSCO SHIPPING Energy Transportation Co., Ltd. Class H	225,342
151,000	COSCO SHIPPING Holdings Co., Ltd.*	75,608
123,000	CRRC Corp., Ltd. Class H	105,657
30,000	CSSC Offshore and Marine Engineering Group Co., Ltd.	42,308
202,000	Dalian Port PDA Co., Ltd.	34,160
1,538,000	Dongfeng Motor Group Co., Ltd. Class H	1,794,535
22,600	Dongjiang Environmental Co., Ltd.	30,459
74,000	Everbright Securities Co., Ltd.	86,215
29,600	Fuyao Glass Industry Group Co., Ltd.	114,957
39,200	GF Securities Co., Ltd.	72,673
168,000	Great Wall Motor Co., Ltd. Class H‡	169,793
450,000	Guangshen Railway Co., Ltd.	267,933

See accompanying Notes to the Financial Statements.	127

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	China — continued

62,000	Guangzhou Automobile Group Co., Ltd. Class H	115,163
12,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd.	37,232
642,400	Guangzhou R&F Properties Co., Ltd. Class H	1,621,193
17,400	Guotai Junan Securities Co., Ltd.*	37,918
333,600	Haitong Securities Co., Ltd. Class H	444,071
305,000	Harbin Bank Co., Ltd.*	87,549
43,000	Hisense Kelon Electrical Holdings Co., Ltd.	49,417
1,542,000	Huaneng Renewables Corp., Ltd.	579,374
47,200	Huatai Securities Co., Ltd.	91,480
61,000	Huishang Bank Corp., Ltd.	30,189
10,887,000	Industrial & Commercial Bank of China, Ltd. Class H	9,440,613
38,100	Inner Mongolia Yitai Coal Co., Ltd.	46,987
288,000	Jiangxi Copper Co., Ltd. Class H	415,284
214,000	Kingdee International Software Group Co., Ltd.* ‡	217,848
82,100	Legend Holdings Corp.	272,866
102,900	Livzon Pharmaceutical Group, Inc.	836,816
2,840,000	Lonking Holdings, Ltd. Class H	1,218,379
2,272,000	Maanshan Iron & Steel Co., Ltd.*	984,707
162,000	Metallurgical Corp. of China, Ltd.	46,483
22,300	New China Life Insurance Co., Ltd. Class H	105,035
912,000	People’s Insurance Co. Group of China, Ltd. (The) Class H	430,636
1,994,000	PetroChina Co., Ltd. Class H	1,387,080
702,000	PICC Property & Casualty Co., Ltd. Class H	1,241,525
1,147,500	Ping An Insurance Group Co., of China Ltd. Class H	11,807,068
584,000	Postal Savings Bank of China Co., Ltd.	370,553
354,000	Qingdao Port International Co., Ltd.	263,451
82,500	Qinhuangdao Port Co., Ltd.	23,398
30,200	Red Star Macalline Group Corp., Ltd.	35,357
27,000	Shandong Chenming Paper Holdings, Ltd.	45,987
208,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	139,228
162,000	Shanghai Electric Group Co., Ltd. Class H*	56,332
9,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	55,977
144,000	Shanghai Jin Jiang International Hotels Group Co., Ltd.	59,441
49,400	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	133,030
58,500	Shengjing Bank Co., Ltd.	43,846
5,967	SINA Corp. Class H*	622,179
410,500	Sinopec Engineering Group Co., Ltd. Class H	413,048
1,142,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H	698,131
65,200	Sinopharm Group Co., Ltd. Class H	327,980
63,000	Tong Ren Tang Technologies Co., Ltd.	105,941
20,000	Tsingtao Brewery Co., Ltd. Class H	105,440
848,000	Weichai Power Co., Ltd. Class H	958,499
50,000	Xinhua Winshare Publishing and Media Co., Ltd.	40,072
35,000	Xinjiang Goldwind Science & Technology Co., Ltd.	56,589
16,500	Yangtze Optical Fibre and Cable Joint Stock, Ltd. Co.	77,380
114,000	Yanzhou Coal Mining Co., Ltd. Class H	147,399
118,000	Zhaojin Mining Industry Co., Ltd. Class H‡	93,025
30,300	Zhuzhou CRRC Times Electric Co., Ltd. Class H	147,910

128	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	China — continued

172,000	Zijin Mining Group Co., Ltd. Class H	77,939
20,000	ZTE Corp.*	65,998

	Total China	84,677,904

	Colombia — 0.1%

61,705	Almacenes Exito SA	366,044
1,263	Banco de Bogota SA	30,673
2,350	Bancolombia SA	25,560
1,200	Bancolombia SA, ADR	50,424
20,071	Grupo Argos SA	135,822
19,770	Grupo de Inversiones Suramericana SA	264,481

	Total Colombia	873,004

	Cyprus — 0.1%

55,148	TCS Group Holding Plc, GDR	1,211,547

	Czech Republic — 0.3%

15,627	CEZ AS	389,989
73,099	Komercni Banka AS	3,336,366

	Total Czech Republic	3,726,355

	Egypt — 0.3%

574,691	Commercial International Bank Egypt SAE, GDR	2,921,351

	France — 0.2%

28,496	Sanofi	2,288,687

	Greece — 0.1%

59,802	JUMBO SA	1,070,367

	Hong Kong — 4.6%

333,500	Beijing Enterprises Holdings, Ltd.	1,754,870
1,256,000	Brilliance China Automotive Holdings, Ltd.	2,641,691
70,500	BYD Electronic International Co., Ltd.‡	133,487
132,000	China Everbright International, Ltd.	186,380
316,000	China Everbright, Ltd.	667,255
306,000	China Merchants Port Holdings Co., Ltd.	679,143
1,003,980	China Mobile, Ltd.	9,185,807
457,000	China Overseas Grand Oceans Group, Ltd.	224,048
840,000	China Overseas Land & Investment, Ltd.	2,952,892
110,500	China Resources Pharmaceutical Group, Ltd.	155,756
862,000	China Resources Power Holdings Co., Ltd.	1,585,071
968,000	China South City Holdings, Ltd.	220,523
401,200	China Taiping Insurance Holdings Co., Ltd.	1,344,946
232,000	China Traditional Chinese Medicine Holdings Co., Ltd.	172,118
720,000	China Travel International Investment Hong Kong, Ltd.	256,943
646,000	China Unicom Hong Kong, Ltd.*	823,664
557,000	CITIC, Ltd.	785,797

See accompanying Notes to the Financial Statements.	129

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Hong Kong — continued

2,539,000	CNOOC, Ltd.	3,746,786
2,130,000	CSPC Pharmaceutical Group, Ltd.	5,733,924
651,000	Far East Horizon, Ltd.	692,989
879,000	Fosun International, Ltd.	1,928,784
1,923,000	Haier Electronics Group Co., Ltd.*	6,924,195
110,000	Hua Hong Semiconductor, Ltd.	220,171
402,000	Lenovo Group, Ltd.	206,771
704,000	Poly Property Group Co., Ltd.*	350,265
165,000	Shanghai Industrial Holdings, Ltd.	432,563
3,164,000	Shenzhen Investment, Ltd.	1,350,285
1,010,000	Sino-Ocean Group Holding, Ltd.	738,624
224,500	Sinotruk Hong Kong, Ltd.	267,717
1,872,500	Sun Art Retail Group, Ltd.	2,205,166
2,057,500	WH Group, Ltd.	2,211,555
2,296,000	Yuexiu Property Co., Ltd.	545,540

	Total Hong Kong	51,325,726

	Hungary — 0.5%

42,349	MOL Hungarian Oil & Gas Plc	464,069
94,970	OTP Bank Plc	4,281,059
18,499	Richter Gedeon Nyrt	386,997

	Total Hungary	5,132,125

	India — 9.7%

2,729	ACC, Ltd.	63,083
62,785	Adani Enterprises, Ltd.	155,435
104,805	Adani Power, Ltd.*	38,734
1,117,472	Aditya Birla Capital, Ltd.*	2,521,811
67,149	Ambuja Cements, Ltd.	243,506
89,636	Apollo Tyres, Ltd.	383,106
13,937	Arvind, Ltd.	83,453
102,561	Asian Paints, Ltd.	1,766,854
15,273	Aurobindo Pharma, Ltd.	132,269
130,191	Axis Bank, Ltd.	1,025,707
53,198	Bajaj Auto, Ltd.	2,251,057
100,974	Bajaj Finance, Ltd.	2,772,534
1,132	Bajaj Finserv, Ltd.	89,043
8,555	Bajaj Holdings & Investment, Ltd.	352,662
101,945	Bank of Baroda	223,771
1,125,752	Bharat Heavy Electricals, Ltd.	1,413,899
285,718	Bharat Petroleum Corp., Ltd.	1,879,528
117,759	Bharti Airtel, Ltd.	725,961
19,211	Bharti Infratel, Ltd.	99,215
11,840	Britannia Industries, Ltd.	908,049
24,080	Cadila Healthcare, Ltd.	140,152
27,266	Canara Bank	112,108
10,679	Cipla, Ltd.	89,748
27,422	City Union Bank, Ltd.	72,879
2,515	Container Corp. Of India, Ltd.	48,243

130	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	India — continued

2,717	DCM Shriram, Ltd.	17,934
48,369	Dewan Housing Finance Corp., Ltd.	389,299
74,104	Dilip Buildcon, Ltd.	1,152,565
102,560	DLF, Ltd.	318,999
6,591	Dr. Reddy’s Laboratories, Ltd.	210,555
16,647	EIH, Ltd.	40,929
16,885	Engineers India, Ltd.	41,536
23,567	Exide Industries, Ltd.	80,856
297,098	Federal Bank, Ltd.	412,468
565,383	GAIL India, Ltd.****	2,880,660
15,660	Glenmark Pharmaceuticals, Ltd.	127,112
453,986	Grasim Industries, Ltd.	7,304,156
8,935	Gujarat Fluorochemicals, Ltd.	109,954
33,173	Gujarat State Petronet, Ltd.	99,828
71,348	HCL Technologies, Ltd. Class T	1,064,753
30,525	HDFC Bank, Ltd.	890,799
26,262	HDFC Bank, Ltd., ADR	2,593,898
260,702	HDFC Standard Life Insurance Co., Ltd.	1,829,429
26,237	Hero MotoCorp Ltd.	1,428,023
210,588	Hindalco Industries, Ltd.	700,874
33,143	Hindustan Petroleum Corp., Ltd.	175,774
6,373	Hindustan Unilever, Ltd.	131,326
344,047	Housing Development Finance Corp., Ltd.	9,652,252
215,954	ICICI Bank, Ltd.	929,788
1,344,021	Idea Cellular, Ltd.*	1,578,991
422,223	IDFC Bank, Ltd.	308,123
264,117	IDFC, Ltd.	200,499
85,932	Indiabulls Housing Finance, Ltd.	1,657,726
58,726	Indiabulls Real Estate, Ltd.*	162,403
150,734	Indian Oil Corp., Ltd.	413,430
227,163	Indraprastha Gas, Ltd.	982,896
66,335	IndusInd Bank, Ltd.	1,843,694
399,164	Infosys, Ltd.	7,016,373
189,404	Infosys, Ltd., ADR‡	3,380,861
5,075	Ipca Laboratories, Ltd.	52,069
161,347	ITC, Ltd.	635,800
372,926	Jain Irrigation Systems, Ltd.	618,044
73,641	Jindal Steel & Power, Ltd.*	249,280
21,551	JM Financial, Ltd.	42,914
134,159	JSW Energy, Ltd.	152,427
115,591	JSW Steel, Ltd.	513,498
55,687	Jubilant Life Sciences, Ltd.	716,273
109,161	Karnataka Bank, Ltd. (The)	193,520
91,282	Karur Vysya Bank, Ltd. (The)	141,312
394,006	L&T Finance Holdings, Ltd.	956,314
14,600	Larsen & Toubro, Ltd.	295,939
71,752	LIC Housing Finance, Ltd.	593,250
13,008	Lupin, Ltd.	147,274
17,661	Mahindra & Mahindra Financial Services, Ltd.	124,781

See accompanying Notes to the Financial Statements.	131

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	India — continued

8,571	Mahindra CIE Automotive, Ltd.*	28,455
46,752	Manappuram Finance, Ltd.	78,324
30,625	Maruti Suzuki India, Ltd.	4,180,398
74,279	Mphasis, Ltd.	953,607
3,868	MRF, Ltd.	4,329,485
31,886	Muthoot Finance, Ltd.	198,852
58,259	Natco Pharma, Ltd.	673,303
915,420	National Aluminium Co., Ltd.	940,658
10,817	Oberoi Realty, Ltd.	84,978
61,951	Oil & Natural Gas Corp., Ltd.	169,534
13,380	PC Jeweller, Ltd.	66,287
1,284	Pfizer Ltd.	42,779
2,360	Piramal Enterprises, Ltd.	88,922
1,071,584	Power Finance Corp., Ltd.	1,406,514
12,851	Prestige Estates Projects, Ltd.	58,328
8,780	Rain Industries, Ltd.	51,389
4,496	Rajesh Exports, Ltd.	50,951
5,236	RBL Bank, Ltd.	38,346
157,511	Reliance Capital, Ltd.	1,040,117
250,138	Reliance Industries, Ltd.	3,397,115
25,001	Reliance Industries, Ltd. (London Exchange), GDR 144A	677,934
191,600	Reliance Power, Ltd.*	106,564
157,497	Rural Electrification Corp., Ltd.	301,471
2,507	Shriram City Union Finance, Ltd.	83,999
8,607	Shriram Transport Finance Co., Ltd.	191,251
511,781	Srei Infrastructure Finance, Ltd.	605,489
1,607	SRF, Ltd.	49,003
95,853	State Bank of India	368,530
4,605	State Bank of India, Ltd., Reg S, GDR‡‡‡	177,901
30,315	Sun Pharmaceutical Industries, Ltd.	232,383
1,498	Sundaram Finance, Ltd.	38,740
209,939	Tata Consultancy Services, Ltd.	9,204,305
99,158	Tata Global Beverages, Ltd.	400,388
98,846	Tata Motors, Ltd.*	502,613
9,583	Tata Motors, Ltd., ADR*	246,283
146,885	Tata Steel, Ltd.	1,294,433
160,759	Tech Mahindra, Ltd.	1,585,095
9,840	Thomas Cook India, Ltd.	41,931
48,175	TV18 Broadcast, Ltd.*	50,862
56,007	Union Bank of India*	82,045
145,733	Vedanta, Ltd.	628,645
38,751	Wipro, Ltd.	169,415
78,341	Wipro, Ltd., ADR‡	404,240
45,474	Yes Bank, Ltd.	216,580

	Total India	108,692,707

	Indonesia — 2.3%

10,407,100	Adaro Energy Tbk PT	1,620,342
128,100	Astra Agro Lestari Tbk PT	125,661

132	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Indonesia — 2.3%

478,600	Astra International Tbk PT	254,947
138,300	Bank Central Asia Tbk PT	234,808
1,426,400	Bank Mandiri Persero Tbk PT	797,804
799,500	Bank Maybank Indonesia Tbk PT	15,944
3,141,600	Bank Negara Indonesia Persero Tbk PT	1,987,962
624,500	Bank Pan Indonesia Tbk PT*	48,665
595,200	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	89,276
956,700	Bank Pembangunan Daerah Jawa Timur Tbk PT	43,846
25,839,300	Bank Rakyat Indonesia Persero Tbk PT	6,782,031
4,658,700	Bank Tabungan Negara Persero Tbk PT	1,289,265
244,100	Bank Tabungan Pensiunan Nasional Tbk PT	59,482
188,400	Barito Pacific Tbk PT*	31,736
850,000	BFI Finance Indonesia Tbk PT	49,466
1,400,700	Bumi Serpong Damai Tbk PT	181,893
3,729,200	Ciputra Development Tbk PT	319,326
52,400	Gudang Garam Tbk PT	276,665
505,800	Indah Kiat Pulp & Paper Corp. Tbk PT	406,258
15,600	Indo Tambangraya Megah Tbk PT	32,338
147,300	Indofood CBP Sukses Makmur Tbk PT	88,733
1,244,900	Indofood Sukses Makmur Tbk PT	652,615
1,191,600	Japfa Comfeed Indonesia Tbk PT	128,398
1,055,000	Jaya Real Property Tbk PT	63,901
2,110,500	Medco Energi Internasional Tbk PT*	186,584
1,350,100	Media Nusantara Citra Tbk PT	139,705
240,700	Pabrik Kertas Tjiwi Kimia Tbk PT	121,253
3,170,500	Perusahaan Gas Negara Persero Tbk PT	533,387
878,500	PP Persero Tbk PT*	167,388
1,935,500	PP Properti Tbk PT*	23,820
259,000	Semen Gresik Persero Tbk PT	195,185
108,800	Siloam International Hospitals Tbk PT*	63,293
892,500	Summarecon Agung Tbk PT	58,642
14,777,200	Telekomunikasi Indonesia Persero Tbk PT	3,878,257
657,800	Unilever Indonesia Tbk PT	2,370,237
640,210	United Tractors Tbk PT	1,493,899
2,870,800	Waskita Beton Precast Tbk PT*	86,738
3,105,000	Waskita Karya Persero Tbk PT*	560,268
875,100	Wijaya Karya Persero Tbk PT*	107,309
577,200	XL Axiata Tbk PT*	105,999

	Total Indonesia	25,673,326

	Isle of Man — 0.0%

25,196	NEPI Rockcastle Plc‡	246,725

	Japan — 0.2%

57,300	Honda Motor Co., Ltd.	1,971,960

	Luxembourg — 0.0%

16,364	Kernel Holding SA	239,284

See accompanying Notes to the Financial Statements.	133

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Malaysia — 1.6%

3,352,615	AirAsia Bhd	3,406,354
358,000	Alliance Financial Group Bhd	404,462
306,700	AMMB Holdings Bhd	308,444
75,100	Axiata Group Bhd	105,816
1,600	Batu Kawan Bhd	7,487
81,500	Boustead Holdings Bhd	53,519
47,500	Cahya Mata Sarawak Bhd	48,507
422,300	CIMB Group Holdings Bhd	784,989
199,100	DRB-Hicom Bhd	125,596
312,500	Eco World Development Group Bhd*	80,791
306,100	Felda Global Ventures Holdings Bhd	134,532
88,500	Gamuda Bhd	118,519
323,800	Genting Bhd	730,810
1,309,200	Genting Malaysia Bhd	1,658,501
12,100	Genting Plantations Bhd	32,096
141,400	Hong Leong Bank Bhd	687,260
18,800	Hong Leong Financial Group Bhd	93,611
50,000	IHH Healthcare Bhd	78,206
590,100	IJM Corp. Bhd	408,859
374,500	IOI Properties Group Bhd	156,848
321,300	Mah Sing Group Bhd	83,066
1,008,200	Malayan Banking Bhd	2,762,906
1,135,800	Malaysia Airports Holdings Bhd	2,598,715
301,400	Malaysia Building Society Bhd	87,272
127,800	MISC Bhd	232,934
123,600	MMC Corp. Bhd	54,003
60,300	Oriental Holdings Bhd	97,122
245,000	Public Bank Bhd	1,520,165
66,000	RHB Bank Bhd	89,240
1,152,800	Sapura Energy Bhd	162,429
298,900	Sunway Bhd	117,458
411,000	UEM Sunrise Bhd*	107,319
153,300	UOA Development Bhd	95,912
57,200	Yinson Holdings Bhd	59,152
874,700	YTL Corp. Bhd	305,286

	Total Malaysia	17,798,186

	Mexico — 2.8%

677,800	Alfa SAB de CV Class A	872,950
256,600	Alsea SAB de CV	898,275
64,099	America Movil SAB de CV Series L, ADR	1,223,650
10,037	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, ADR	71,965
153,000	Cemex SAB de CV, ADR*	1,012,860
15,200	Coca-Cola Femsa SAB de CV	100,296
19,100	El Puerto de Liverpool SAB de CV	141,641
95,500	Elementia SAB de CV* ‡	104,508
1,733,096	Fibra Uno Administracion SA de CV REIT	2,609,295
40,512	Fomento Economico Mexicano SAB de CV, ADR	3,704,012

134	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Mexico — continued

31,500	Fomento Economico Mexicano SAB de CV	288,202
497,500	Gentera SAB de CV‡	363,367
87,700	Grupo Aeromexico SAB de CV*	140,170
175,100	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,737,849
12,600	Grupo Carso SAB de CV Series A-1	44,547
48,900	Grupo Cementos de Chihuahua SAB de CV	263,229
107,100	Grupo Comercial Chedraui SA de CV	228,118
12,520	Grupo Elektra SAB DE CV‡	350,851
1,247,700	Grupo Financiero Banorte SAB de CV Series O	7,571,021
213,400	Grupo Financiero Inbursa SAB de CV Series O‡	355,494
34,200	Grupo Lala SAB de CV‡	46,677
108,800	Grupo Mexico SAB de CV Series B	366,967
76,700	Grupo Sanborns SAB de CV	83,682
21,100	Grupo Televisa SAB, ADR	336,756
57,100	Industrias Bachoco SAB de CV	294,361
3,815	Industrias Penoles SAB de CV	78,050
455,600	Mexichem SAB de CV	1,401,576
220,500	Minera Frisco SAB de CV* ‡	129,795
247,700	Nemak SAB de CV	204,308
32,023	OHL Mexico SAB de CV	60,324
58,545	Promotora y Operadora de Infraestructura SAB de CV	582,194
22,100	Vitro SAB de CV Series A	72,755
1,930,600	Wal-Mart de Mexico SAB de CV	4,891,748

	Total Mexico	30,631,493

	Netherlands — 0.8%

45,674	Heineken Holding NV	4,707,329
117,569	Yandex NV Class A*	4,638,097

	Total Netherlands	9,345,426

	Nigeria — 0.2%

14,424,151	Guaranty Trust Bank Plc	1,796,464

	Philippines — 0.6%

688,400	Alliance Global Group, Inc.*	174,667
4,445	Ayala Corp.	81,269
9,600	Bank of the Philippine Islands	21,625
226,550	BDO Unibank, Inc.	605,687
119,600	China Banking Corp.	80,805
156,900	DMCI Holdings, Inc.	36,676
204,200	Emperador, Inc.*	29,152
457,000	Energy Development Corp.*	49,003
5,320	GT Capital Holdings, Inc.	119,800
449,490	International Container Terminal Services, Inc.	863,520
221,620	JG Summit Holdings, Inc.	266,907
43,720	Jollibee Foods Corp.	251,175
1,801,000	Megaworld Corp.	162,347
4,417,800	Metro Pacific Investments Corp.	444,733
51,774	Metropolitan Bank & Trust Co.¤	85,472

See accompanying Notes to the Financial Statements.	135

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Philippines — continued

548,200	Petron Corp.	97,288
46,140	Philippine National Bank*	47,781
31,520	Pilipinas Shell Petroleum Corp.	32,937
29,100	Rizal Commercial Banking Corp.	25,439
38,420	Robinsons Retail Holdings, Inc.	65,968
30,470	San Miguel Corp.	78,506
1,950	San Miguel Pure Foods Co., Inc.	22,553
73,070	Security Bank Corp.	337,771
28,195	SM Investments Corp.	498,743
4,270	Top Frontier Investment Holdings, Inc.*	22,632
28,020	Union Bank of the Philippines	48,345
792,820	Universal Robina Corp.	2,314,784
912,600	Vista Land & Lifescapes, Inc.	114,037

	Total Philippines	6,979,622

	Poland — 0.7%

24,799	Alior Bank SA*	533,407
22,601	Asseco Poland SA	297,893
29,838	Bank Millennium SA*	71,833
11,237	CCC SA	766,237
52,028	Cyfrowy Polsat SA	379,192
67,330	Enea SA	181,431
9,123	Grupa Azoty SA	149,193
17,742	Grupa Lotos SA	273,932
63,442	Jastrzebska Spolka Weglowa SA*	1,503,990
13,561	KGHM Polska Miedz SA	345,292
35	LPP SA	89,373
380	mBank SA*	46,528
265,644	PGE Polska Grupa Energetyczna SA*	771,810
52,746	Polski Koncern Naftowy ORLEN SA	1,297,945
74,099	Powszechna Kasa Oszczednosci Bank Polski SA*	876,147
598,169	Tauron Polska Energia SA*	424,911

	Total Poland	8,009,114

	Qatar — 0.1%

19,623	Qatar National Bank QPSC	701,622

	Russia — 1.5%

251,215	Gazprom PJSC, ADR	1,225,291
688,753	Gazprom PJSC (OTC Exchange), ADR‡	3,395,552
19,346	LUKOIL PJSC, ADR	1,339,130
22,392	LUKOIL PJSC (Euroclear Shares), ADR	1,544,776
6,698	Magnitogorsk Iron & Steel Works PJSC, GDR	66,578
64,974	MMC Norilsk Nickel PJSC, ADR‡	1,215,014
15,748	MMC Norilsk Nickel PJSC, (London Exchange), ADR	292,259
55,129	Mobile Telesystems PJSC, ADR	627,919
4,578	Novatek PJSC, Reg S, GDR‡‡‡	627,994
53,782	Novolipetsk Steel PJSC, GDR	1,341,660
23,890	Rosneft Oil Co. PJSC, Reg S, GDR‡‡‡	130,965

136	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Russia — continued

59,509	Rosneft Oil Co. PJSC, Reg S, (London Exchange), GDR‡‡‡	326,813
15,201	Sberbank of Russia PJSC, ADR	283,499
126,619	Severstal PJSC, Reg S, GDR‡‡‡	1,913,038
88,066	Surgutneftegas OJSC, ADR	430,997
12,860	Tatneft PJSC, (London Exchange), ADR	812,810
303,080	VTB Bank PJSC, Reg S, GDR‡‡‡	593,431

	Total Russia	16,167,726

	Singapore — 0.3%

392,000	Singapore Telecommunications, Ltd.	1,010,400
75,380	United Overseas Bank, Ltd.	1,589,361
946,400	Yanlord Land Group, Ltd.	1,226,462

	Total Singapore	3,826,223

	South Africa — 6.9%

38,082	AECI, Ltd.	371,733
68,062	African Rainbow Minerals, Ltd.	583,145
1,461	Anglo American Platinum, Ltd.	39,969
92,622	AngloGold Ashanti, Ltd.	875,963
10,624	Aspen Pharmacare Holdings, Ltd.	232,927
82,552	AVI, Ltd.	771,625
83,848	Barclays Africa Group, Ltd.	1,345,038
117,879	Barloworld, Ltd.	1,655,117
163,645	Bid Corp., Ltd.	3,562,034
282,183	Bidvest Group, Ltd. (The)	5,346,873
47,260	Capitec Bank Holdings, Ltd.	3,478,265
106,269	Coronation Fund Managers, Ltd.	724,046
9,617	Discovery, Ltd.	138,500
3,329	Distell Group, Ltd.	38,496
329,812	Exxaro Resources, Ltd.	3,036,364
791,646	FirstRand, Ltd.‡	4,476,500
22,695	Foschini Group, Ltd. (The)	429,229
43,509	Gold Fields, Ltd.	175,359
133,800	Gold Fields, Ltd., ADR‡	537,876
250,718	Growthpoint Properties, Ltd. REIT	604,714
69,679	Imperial Holdings, Ltd.‡	1,375,654
27,464	Investec, Ltd.	214,041
46,715	Italtile, Ltd.	58,533
172,297	KAP Industrial Holdings, Ltd.	125,681
1,689	Kumba Iron Ore, Ltd.‡	40,499
38,874	Liberty Holdings, Ltd.	412,083
72,170	Life Healthcare Group Holdings, Ltd.	169,221
502,322	MMI Holdings, Ltd.	932,881
3,232	Mondi, Ltd.	88,094
93,573	Mr Price Group, Ltd.	2,253,844
63,978	MTN Group, Ltd.‡	647,642
50,712	Naspers, Ltd. Class N	12,411,758
19,631	Nedbank Group, Ltd.	473,919
60,585	Pick n Pay Stores, Ltd.	353,148

See accompanying Notes to the Financial Statements.	137

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	South Africa — continued

12,375	Pioneer Foods Group, Ltd.	129,608
470,452	PPC, Ltd.*	312,579
467,772	Redefine Properties, Ltd.	457,887
191,119	Remgro, Ltd.	3,585,615
58,970	Reunert, Ltd.	370,857
39,355	RMB Holdings, Ltd.	256,776
38,975	Sanlam, Ltd.	281,048
213,327	Sappi, Ltd.	1,372,853
8,300	Sasol, Ltd., ADR	282,449
40,499	Sasol, Ltd.	1,379,311
58,331	Shoprite Holdings, Ltd.	1,244,826
546,502	Sibanye Gold, Ltd.	540,970
7,077	Spar Group, Ltd. (The)	120,947
352,282	Standard Bank Group, Ltd.	6,510,224
226,858	Super Group, Ltd.*	690,550
126,779	Telkom SA SOC, Ltd.	568,611
332,700	Tiger Brands, Ltd.	10,443,558
34,879	Tongaat Hulett, Ltd.	300,335
11,228	Truworths International, Ltd.‡	102,799
41,502	Tsogo Sun Holdings, Ltd.	81,699
75,045	Woolworths Holdings, Ltd.	380,438

	Total South Africa	77,394,711

	South Korea — 11.5%

1,572	AMOREPACIFIC Group	209,423
11,613	Asiana Airlines, Inc.*	51,915
592	Binggrae Co., Ltd.	33,824
52,650	BNK Financial Group, Inc.	513,707
7,408	Celltrion, Inc.* ‡	2,151,024
434	CJ CheilJedang Corp.	130,904
826	CJ Corp.	123,214
7,439	CJ Hello Co., Ltd.	58,554
448	CJ Logistics Corp.*	57,792
326	CJ O Shopping Co., Ltd.	68,326
2,932	Daekyo Co., Ltd.	21,896
6,283	Daelim Industrial Co., Ltd.	438,554
3,287	Daesang Corp.	79,716
9,213	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	238,558
3,137	Daou Technology, Inc.	64,600
2,778	DB Insurance Co., Ltd.	169,406
33,701	DGB Financial Group, Inc.	368,343
18,298	Dongkuk Steel Mill Co., Ltd.	173,384
148	Dongwon Industries Co., Ltd.	42,627
3,027	Doosan Bobcat, Inc.	89,171
1,340	Doosan Corp.	133,887
12,049	Doosan Heavy Industries & Construction Co., Ltd.*	179,735
31,394	Doosan Infracore Co., Ltd.*	284,811
25,217	Douzone Bizon Co., Ltd.	1,369,795
588	E-MART, Inc.	150,875

138	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	South Korea — continued

1,058	Fila Korea, Ltd.	107,696
5,050	GS Holdings Corp.	294,216
363	GS Home Shopping, Inc.	64,195
1,535	GS Retail Co., Ltd.	47,019
60,464	Hana Financial Group, Inc.	2,595,204
4,511	Handsome Co., Ltd.	140,506
981	Hanil Cement Co., Ltd.	102,159
4,965	Hanjin Kal Corp.	97,353
2,099	Hankook Tire Co., Ltd.	105,551
23,695	Hanwha Chemical Corp.	662,455
24,187	Hanwha Corp.	888,377
16,935	Hanwha General Insurance Co., Ltd.	136,637
133,627	Hanwha Life Insurance Co., Ltd.	776,012
11,891	Hanwha Techwin Co., Ltd.*	330,213
1,792	Hite Jinro Co., Ltd.	37,743
6,567	Hotel Shilla Co., Ltd.	590,839
1,223	Hyosung Corp.	140,555
3,212	Hyundai Department Store Co., Ltd.	279,042
8,749	Hyundai Development Co-Engineering & Construction	315,601
17,788	Hyundai Engineering & Construction Co., Ltd.	729,276
1,000	Hyundai Glovis Co., Ltd.	158,551
6,602	Hyundai Greenfood Co., Ltd.	86,714
3,154	Hyundai Heavy Industries Co., Ltd.*	390,588
1,942	Hyundai Home Shopping Network Corp.	194,036
28,779	Hyundai Marine & Fire Insurance Co., Ltd.	1,050,289
2,598	Hyundai Mipo Dockyard Co., Ltd.*	243,738
6,387	Hyundai Mobis Co., Ltd.	1,435,113
14,471	Hyundai Motor Co.	1,948,202
955	Hyundai Robotics Co., Ltd.*	391,085
4,362	Hyundai Rotem Co., Ltd.*	64,659
8,145	Hyundai Steel Co.	389,713
3,661	Hyundai Wia Corp.	189,936
39,259	HyVision System, Inc.	688,754
23,114	Industrial Bank of Korea	332,864
13,699	Innocean Worldwide, Inc.	818,676
1,889	IS Dongseo Co., Ltd.	54,939
34,939	JB Financial Group Co., Ltd.	202,901
83,732	Jusung Engineering Co., Ltd.	844,468
39,649	KB Financial Group, Inc.	2,257,899
1,323	KCC Corp.	428,836
26,900	Kia Motors Corp.	782,344
2,041	KISWIRE, Ltd.	58,689
12,178	KIWOOM Securities Co., Ltd.	1,239,622
11,772	Koh Young Technology, Inc.	1,102,210
666	Kolon Corp.	31,366
1,998	Kolon Industries, Inc.	126,339
5,105	Korea Asset In Trust Co., Ltd.	29,263
29,789	Korea Electric Power Corp.	918,068
787	Korea Electric Terminal Co., Ltd.	39,575

See accompanying Notes to the Financial Statements.	139

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	South Korea — continued

10,124	Korea Investment Holdings Co., Ltd.	785,491
1,259	Korea Line Corp.*	31,950
4,525	Korea Petrochemical Ind Co., Ltd.	1,265,081
4,211	Korea Zinc Co., Ltd.	1,892,362
2,808	Korean Air Lines Co., Ltd.	89,042
30,323	Korean Reinsurance Co.	322,888
2,427	KT Skylife Co., Ltd.	27,779
5,155	KT&G Corp.	483,629
14,281	Kumho Tire Co., Inc.*	61,832
6,868	Kwangju Bank Co., Ltd.	73,455
6,138	LF Corp.	160,375
9,060	LG Chem, Ltd.	3,276,696
111,519	LG Corp.	9,008,149
24,582	LG Display Co., Ltd.	603,077
19,074	LG Electronics, Inc.	1,959,474
2,064	LG Hausys, Ltd.	151,619
1,366	LG Household & Health Care, Ltd.	1,548,108
9,621	LG International Corp.	246,415
12,131	LG Uplus Corp.	139,417
480	LIG Nex1 Co., Ltd.	21,683
9,189	Loen Entertainment, Inc.	946,573
2,470	Lotte Chemical Corp.	1,003,387
14,995	LOTTE Himart Co., Ltd.	1,012,890
2,591	Lotte Shopping Co., Ltd.	570,025
1,011	LS Corp.	70,663
119	Mando Corp.	25,901
472	Medy-Tox, Inc.	324,187
2,483	Meritz Financial Group, Inc.	34,476
2,886	Meritz Fire & Marine Insurance Co., Ltd.	56,994
22,519	Meritz Securities Co., Ltd.	90,317
34,622	Modetour Network, Inc.	1,278,146
2,471	Namhae Chemical Corp.	32,919
2,112	NCSoft Corp.	832,198
4,702	Nexen Tire Corp.	55,362
23,719	NH Investment & Securities Co., Ltd.	314,874
168	Nong Shim Co., Ltd.	48,230
8,510	OCI Co., Ltd.	1,253,467
10,929	Orion Corp. Republic of Korea	1,312,423
12,140	Pan Ocean Co., Ltd.*	59,225
3,347	Poongsan Corp.	123,248
11,048	POSCO	3,373,791
11,949	Posco Daewoo Corp.	256,715
1,326	S&T Motiv Co., Ltd.	48,517
1,097	Samsung C&T Corp.	144,085
6,619	Samsung Card Co., Ltd.	222,620
14,672	Samsung Electronics Co., Ltd.	33,875,403
914	Samsung Fire & Marine Insurance Co., Ltd.	231,951
59,905	Samsung Heavy Industries Co., Ltd.* ‡	433,874
6,736	Samsung Life Insurance Co., Ltd.	733,067

140	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	South Korea — continued

8,380	Samsung SDS Co., Ltd.	2,008,716
13,625	Samsung Securities Co., Ltd.	502,996
1,020	Samyang Corp.	82,392
1,103	Samyang Holdings Corp.	101,411
4,072	Seah Besteel Corp.	98,562
27,178	Seegene, Inc.*	888,595
132,598	Shinhan Financial Group Co., Ltd.	5,685,082
292	Shinsegae International, Inc.	26,326
899	Shinsegae, Inc.	301,522
19,665	Silicon Works Co., Ltd.	688,155
3,171	SillaJen, Inc.*	318,320
1,679	Sindoh Co., Ltd.	104,908
1,174	SK Gas, Ltd.	105,736
921	SK Holdings Co., Ltd.	255,761
102,895	SK Hynix, Inc.	7,848,169
1,750	SK Innovation Co., Ltd.	346,421
45,410	SK Networks Co., Ltd.	246,242
14,117	SK Telecom Co., Ltd.	3,092,522
2,399	SKC Co., Ltd.	86,089
3,982	SL Corp.	77,518
1,626	Ssangyong Cement Industrial Co., Ltd.	36,459
4,627	Ssangyong Motor Co.*	21,553
127	Taekwang Industrial Co., Ltd.	149,769
12,906	Taeyoung Engineering & Construction Co., Ltd.	130,767
14,048	Tongyang Life Insurance Co., Ltd.	98,055
25,528	Value Added Technology Co., Ltd.	952,001
5,297	Wonik Holdings Co., Ltd.*	36,526
60,318	Woori Bank	829,026
86	Young Poong Corp.	73,986
2,426	Youngone Corp.	63,842
1,790	Youngone Holdings Co., Ltd.	92,363
10,268	Yuanta Securities Korea Co., Ltd.*	43,108

	Total South Korea	128,451,075

	Spain — 0.0%

16,331	CEMEX Latam Holdings SA*	52,296

	Switzerland — 0.1%

14,791	Nestle SA	1,168,994

	Taiwan — 9.7%

21,000	A-DATA Technology Co., Ltd.	54,378
518,000	Advanced Semiconductor Engineering, Inc.	745,845
39,000	Ardentec Corp.	51,029
502,000	Asia Cement Corp.	488,106
412,000	Asustek Computer, Inc.	3,878,794
1,092,000	AU Optronics Corp.	510,822
502,000	Capital Securities Corp.	194,554
29,000	Career Technology MFG. Co., Ltd.	42,570

See accompanying Notes to the Financial Statements.	141

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Taiwan — continued

200,000	Catcher Technology Co., Ltd.	2,441,335
862,000	Cathay Financial Holding Co., Ltd.	1,537,092
158,000	Cathay Real Estate Development Co., Ltd.	84,265
22,000	Center Laboratories, Inc.*	45,423
412,000	Chang Hwa Commercial Bank, Ltd.	240,217
206,000	Cheng Loong Corp.	115,516
53,000	Cheng Shin Rubber Industry Co., Ltd.	85,525
118,000	Cheng Uei Precision Industry Co., Ltd.	165,929
22,000	Chicony Electronics Co., Ltd.	56,666
103,000	Chin-Poon Industrial Co., Ltd.	181,929
2,853,000	China Airlines, Ltd.*	1,053,930
3,874,000	China Development Financial Holding Corp.	1,372,597
1,120,399	China General Plastics Corp.	1,210,432
433,000	China Life Insurance Co., Ltd.	445,850
1,140,000	China Steel Corp.	918,819
48,000	China Synthetic Rubber Corp.	79,514
31,000	Chipbond Technology Corp.	71,554
67,000	ChipMOS TECHNOLOGIES, Inc.	54,805
90,000	Chung Hung Steel Corp.*	35,806
117,000	Chung Hwa Pulp Corp.	45,745
1,101,000	Compal Electronics, Inc.	748,776
53,000	Compeq Manufacturing Co., Ltd.	53,623
120,000	Coretronic Corp.	177,384
2,794,120	CTBC Financial Holding Co., Ltd.	2,031,599
59,000	CTCI Corp.	96,118
35,000	Darwin Precisions Corp.	30,730
275,000	Delta Electronics, Inc.	1,226,121
31,000	Depo Auto Parts Ind Co., Ltd.	89,841
738,000	E Ink Holdings, Inc.	1,265,562
781,643	E.Sun Financial Holding Co., Ltd.	523,715
187,800	Elite Advanced Laser Corp.	721,391
77,000	EnTie Commercial Bank Co., Ltd.	36,048
208,000	Epistar Corp.*	308,893
82,000	Eternal Materials Co., Ltd.	82,965
899,000	Eva Airways Corp.	461,815
147,000	Evergreen International Storage & Transport Corp.	66,298
600,000	Evergreen Marine Corp. Taiwan, Ltd.*	311,018
116,000	Everlight Electronics Co., Ltd.	178,633
304,000	Far Eastern Department Stores, Ltd.	169,428
617,000	Far Eastern International Bank	207,592
304,000	Far Eastern New Century Corp.	276,297
47,000	Feng Hsin Iron & Steel Co.	96,073
31,720	Feng TAY Enterprise Co., Ltd.	141,971
2,621,021	First Financial Holding Co., Ltd.	1,823,464
31,000	FLEXium Interconnect, Inc.	106,321
48,000	Formosa Advanced Technologies Co., Ltd.	54,738
430,000	Formosa Chemicals & Fibre Corp.	1,600,130
175,000	Formosa Petrochemical Corp.	711,236
115,000	Formosa Plastics Corp.	408,221

142	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Taiwan — continued

847,997	Fubon Financial Holding Co., Ltd.	1,457,974
38,000	Getac Technology Corp.	55,390
624,000	Giant Manufacturing Co., Ltd.	3,295,812
28,000	Gigabyte Technology Co., Ltd.	63,477
245,000	Grand Pacific Petrochemical	257,545
138,000	Grape King Bio, Ltd.	1,190,349
51,000	Great Wall Enterprise Co., Ltd.	59,996
28,000	Greatek Electronics, Inc.	53,586
801,000	HannStar Display Corp.	278,840
44,000	Highwealth Construction Corp.	67,908
63,000	Hiwin Technologies Corp.	916,144
529,164	Hon Hai Precision Industry Co., Ltd.	1,649,532
784,897	Hua Nan Financial Holdings Co., Ltd.	473,786
73,000	Huaku Development Co., Ltd.	180,516
48,000	Hung Sheng Construction, Ltd.	51,610
20,000	IEI Integration Corp.	25,997
867,000	Innolux Corp.	391,023
1,162,000	Inventec Corp.	918,616
54,000	Kenda Rubber Industrial Co., Ltd.	67,785
19,000	Kerry TJ Logistics Co., Ltd.	24,697
926,000	King Yuan Electronics Co., Ltd.	960,713
157,000	King’s Town Bank Co., Ltd.	198,963
338,000	Kinpo Electronics	119,402
81,000	Kinsus Interconnect Technology Corp.	156,127
5,000	Largan Precision Co., Ltd.	574,476
27,000	LCY Chemical Corp.	41,162
803,312	Lite-On Technology Corp.	1,129,741
186,000	Long Chen Paper Co., Ltd.	206,369
14,000	Lung Yen Life Service Corp.	30,490
121,000	MediaTek, Inc.	1,412,371
1,378,000	Mega Financial Holding Co., Ltd.	1,187,728
106,000	Mercuries & Associates Holding, Ltd.	91,614
234,000	Mercuries Life Insurance Co., Ltd.*	124,396
459,000	Micro-Star International Co., Ltd.	1,502,281
47,000	Nan Kang Rubber Tire Co., Ltd.	41,266
130,000	Nan Ya Plastics Corp.	366,053
71,000	Nanya Technology Corp.	223,891
15,000	Nien Made Enterprise Co., Ltd.	144,305
62,000	Novatek Microelectronics Corp.	281,751
317,000	O-Bank Co., Ltd.	94,697
53,000	Oriental Union Chemical Corp.*	54,714
28,000	Pan Jit International, Inc.	47,536
188,000	Pegatron Corp.	471,983
109,000	Phison Electronics Corp.	1,153,291
774,000	Pou Chen Corp.	1,039,366
741,000	Powertech Technology, Inc.	2,324,269
267,000	Primax Electronics, Ltd.	569,585
324,000	Prince Housing & Development Corp.	133,347
333,000	Qisda Corp.	248,976

See accompanying Notes to the Financial Statements.	143

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Taiwan — continued

73,000	Quanta Computer, Inc.	147,217
43,000	Radiant Opto-Electronics Corp.	105,446
288,000	Realtek Semiconductor Corp.	1,284,083
31,000	Rechi Precision Co., Ltd.	32,375
30,000	Ruentex Industries, Ltd.*	58,031
20,000	San Fang Chemical Industry Co., Ltd.	22,396
148,000	Sanyang Motor Co., Ltd.	108,626
45,000	Shihlin Electric & Engineering Corp.	63,510
2,078,000	Shin Kong Financial Holding Co., Ltd.	821,815
47,000	Shin Zu Shing Co., Ltd.	143,948
340,000	Shinkong Synthetic Fibers Corp.	112,296
33,000	Sigurd Microelectronics Corp.	41,311
17,000	Simplo Technology Co., Ltd.	106,698
29,000	Sino-American Silicon Products, Inc.*	106,921
1,216,534	SinoPac Financial Holdings Co., Ltd.	433,423
120,000	Sunny Friend Environmental Technology Co., Ltd.	944,542
186,000	Synnex Technology International Corp.	277,755
61,000	TA Chen Stainless Pipe	60,672
593,000	Taichung Commercial Bank Co., Ltd.	207,449
1,219,870	Taishin Financial Holding Co., Ltd.	597,592
717,000	Taiwan Business Bank	214,434
2,064,000	Taiwan Cooperative Financial Holding Co., Ltd.	1,217,574
241,000	Taiwan Glass Industry Corp.*	145,475
79,000	Taiwan Hon Chuan Enterprise Co., Ltd.	151,730
212,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,799,568
599,666	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	26,241,384
28,000	Taiwan Shin Kong Security Co., Ltd.	37,260
101,000	Tatung Co., Ltd.*	77,767
95,000	TCI Co., Ltd.	1,360,308
527,000	Teco Electric and Machinery Co., Ltd.	445,809
225,000	Ton Yi Industrial Corp.	101,091
15,000	Tong Hsing Electronic Industries, Ltd.	64,050
37,000	Tong Yang Industry Co., Ltd.	66,495
20,000	Transcend Information, Inc.	59,334
23,000	Tripod Technology Corp.	75,334
243,000	Tung Ho Steel Enterprise Corp.	206,271
91,000	TXC Corp.	122,969
44,000	U-Ming Marine Transport Corp.*	53,044
3,982,015	Uni-President Enterprises Corp.	9,358,148
410,000	Unimicron Technology Corp.	265,065
199,000	Union Bank Of Taiwan	65,043
1,153,000	United Microelectronics Corp.	608,986
213,000	UPC Technology Corp.	138,435
239,000	USI Corp.	119,676
49,000	Wah Lee Industrial Corp.	97,640
565,000	Walsin Lihwa Corp.	342,988
118,000	Wan Hai Lines, Ltd.	72,442
602,000	Waterland Financial Holdings Co., Ltd.	210,598
149,000	Winbond Electronics Corp.	99,906

144	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Taiwan — continued

560,000	Wistron Corp.	481,119
28,000	Wistron NeWeb Corp.	73,368
328,000	WPG Holdings, Ltd.	430,854
341,000	YFY, Inc.*	151,454
303,000	Yieh Phui Enterprise Co., Ltd.	113,793
995,000	Yuanta Financial Holding Co., Ltd.	455,577
258,000	Yulon Motor Co., Ltd.	199,979
8,000	Yung Chi Paint & Varnish Manufacturing Co., Ltd.	22,526
35,000	Yungtay Engineering Co., Ltd.	66,742

	Total Taiwan	108,116,836

	Thailand — 2.9%

1,880,700	Airports of Thailand PCL	3,978,810
379,100	AP Thailand PCL Class F	95,990
92,100	Bangchak Corp. PCL Class F	108,576
3,000	Bangkok Bank PCL	20,723
42,900	Bangkok Life Assurance PCL, NVDR	43,902
543,100	Banpu PCL	345,490
21,900	Bumrungrad Hospital PCL, NVDR	149,175
385,100	Charoen Pokphand Foods PCL	311,481
2,053,900	CP All PCL Class F	5,714,400
338,500	Golden Land Property Development PCL	102,297
78,200	Hana Microelectronics PCL	80,651
975,100	Home Product Center PCL Class N, NVDR	442,802
349,200	IRPC PCL Class F	81,521
506,300	IRPC PCL, NVDR	119,815
444,000	Kasikornbank PCL	3,010,170
461,800	Kasikornbank PCL, NVDR	3,130,847
24,100	Kiatnakin Bank PCL Class F	55,608
369,600	Krung Thai Bank PCL	224,998
1,261,100	Krung Thai Bank PCL, NVDR	762,225
142,700	Krungthai Card PCL Class F	1,474,242
80,300	MBK PCL Class F	57,702
619,400	Mega Lifesciences PCL Class F	822,037
789,200	Muangthai Leasing PCL Class F	961,815
69,700	Precious Shipping PCL Class F*	26,203
318,500	Pruksa Holding PCL Class F	221,313
65,800	PTT Exploration & Production PCL Class N, NVDR	240,937
163,900	PTT Exploration & Production PCL (Foreign Shares)	605,150
78,900	PTT Global Chemical PCL	239,980
1,125,300	PTT Global Chemical PCL, NVDR	3,400,731
38,700	PTT PCL	681,052
8,400	PTT PCL, NVDR	148,283
53,100	Robinson PCL Class N, NVDR	107,406
2,363,200	Sansiri PCL	125,878
194,300	Siam Commercial Bank PCL (The)	885,441
2,074,900	Star Petroleum Refining PCL Class F	1,061,669
86,800	Supalai PCL	60,909
262,000	Thai Airways International PCL Class F*	128,547

See accompanying Notes to the Financial Statements.	145

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Thailand — continued

39,400	Thai Oil PCL	114,737
686,500	Thai Oil PCL, NVDR	2,014,275
146,200	Thanachart Capital PCL	243,682
1,448,000	TMB Bank PCL	116,692
2,708,600	TMB Bank PCL, NVDR	221,747
346,800	True Corp. PCL Class F	77,367

	Total Thailand	32,817,276

	Turkey — 1.0%

195,670	Akbank Turk AS	471,714
8,486	Aygaz AS	30,997
7,110	BIM Birlesik Magazalar AS	129,048
24,301	Ford Otomotiv Sanayi AS	382,176
26,827	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A*	25,463
88,701	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D*	88,670
669,396	KOC Holding AS	2,761,128
4,098	Pegasus Hava Tasimaciligi AS*	36,890
41,613	Soda Sanayii AS	57,985
114,022	TAV Havalimanlari Holding AS	687,344
177,125	Tekfen Holding AS	762,352
20,431	Tofas Turk Otomobil Fabrikasi AS	139,459
44,849	Trakya Cam Sanayii AS	58,192
660,748	Turk Hava Yollari AO*	3,187,483
65,673	Turkiye Garanti Bankasi AS	181,366
131,148	Turkiye Halk Bankasi AS	296,303
152,678	Turkiye Is Bankasi	275,186
331,629	Turkiye Sinai Kalkinma Bankasi AS	128,921
752,979	Turkiye Sise ve Cam Fabrikalari AS	980,808
72,860	Turkiye Vakiflar Bankasi TAO Series D	119,735
51,140	Yapi ve Kredi Bankasi AS*	57,318

	Total Turkey	10,858,538

	United Arab Emirates — 0.1%

1,883,387	Emaar Malls PJSC	1,101,668
33,028	Emirates Telecommunications Group Co. PJSC	158,978

	Total United Arab Emirates	1,260,646

	United Kingdom — 1.0%

527,598	Cairn Energy Plc*	1,526,867
117,155	GlaxoSmithKline Plc	2,275,758
87,959	Unilever Plc	4,886,894
7,738,000	West China Cement, Ltd.*	1,483,641
55,603	WPP Plc	883,628

	Total United Kingdom	11,056,788

	United States — 1.6%

26,812	Citigroup, Inc.	1,809,810
15,900	Cognizant Technology Solutions Corp. Class A	1,279,950
18,414	Microsoft Corp.	1,680,646

146	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United States — continued

10,108	Monsanto Co.	1,179,503
47,998	Pfizer, Inc.	1,703,449
86,073	Southern Copper Corp.‡	4,663,435
134,967	Yum China Holdings, Inc.	5,601,130

	Total United States	17,917,923

	TOTAL COMMON STOCKS (COST $903,967,678)	1,004,132,946

	PREFERRED STOCKS — 1.9%

	Brazil — 1.8%

83,000	Banco Bradesco SA, 3.21%	986,430
62,900	Banco do Estado do Rio Grande do Sul SA, 5.30%	383,615
10,500	Cia Brasileira de Distribuicao, 0.97%	210,247
313,970	Itau Unibanco Holding SA, 5.77%	4,847,094
408,866	Itausa — Investimentos Itau SA, 5.08%	1,696,432
1,680,500	Petroleo Brasileiro SA, 0.00%*	10,825,462
378,800	Usinas Siderurgicas de Minas Gerais SA, 0.00% Series A*	1,244,583

	Total Brazil	20,193,863

	Colombia — 0.0%

5,238	Banco Davivienda SA, 2.65%	56,569
13,496	Grupo Argos SA/Colombia, 1.78%	79,639
8,638	Grupo de Inversiones Suramericana SA, 1.41%	110,282

	Total Colombia	246,490

	Germany — 0.1%

11,750	Bayerische Motoren Werke AG, 4.47%	1,100,906

	TOTAL PREFERRED STOCKS (COST $17,571,063)	21,541,259

	RIGHTS — 0.0%

	South Korea — 0.0%

31,585	Samsung Heavy Industries Co., Ltd., Expires 04/03/18*	57,783

	TOTAL RIGHTS (COST $—)	57,783

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 8.2%

	Bank Deposit — 6.7%

74,518,086	State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	74,518,086

	Investment Fund — 0.5%

6,061,741	State Street Institutional Treasury Plus Money Market Fund, Premier Class, 1.55%## *****	6,061,741

	Mutual Fund - Securities Lending Collateral — 0.8%

8,417,141	State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## ***	8,417,141

See accompanying Notes to the Financial Statements.	147

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)		Description	Value ($)

		U.S. Government and Agency Obligations — 0.2%

1,700,000		United States Treasury Bill, 0.99%, due 04/05/18** ‡‡	1,699,770
700,000		United States Treasury Bill, 1.64%, due 06/07/18** ‡‡	697,874

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $2,397,936)	2,397,644

		TOTAL SHORT-TERM INVESTMENTS (COST $91,394,904)	91,394,612

		TOTAL INVESTMENTS — 100.1% (Cost $1,012,933,645)	1,117,126,600

		Other Assets and Liabilities (net) — (0.1)%	(999,310)

		NET ASSETS — 100.0%	$1,116,127,290

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		GDR — Global Depository Receipt

		NVDR — Non-Voting Depository Receipt

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7 day net yield as of March 31, 2018.

	*	Non-income producing security

	**	All or a portion of this security is pledged for open futures collateral.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $2,880,660 which represents 0.3% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $2,840,738.

	*****	Security has been segregated to cover collateral requirements on open synthetic futures contracts.

	¤	Illiquid security. The total market value of the securities at year end is $3,933,400 which represents 0.4% of net assets. The aggregate tax cost of these securities held at March 31, 2018 was $4,030,272.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

	‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

	144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $677,934 which represents 0.1% of net assets.

148	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
BRL	20,075,000	USD	6,153,109	06/20/18	Citibank N.A. London	$(153,723)
CLP	6,080,269,000	USD	10,201,254	06/20/18	Citibank N.A. London	(123,070)
CNH	41,876,000	USD	6,583,725	06/20/18	Citibank N.A. London	55,947
COP	8,187,000,000	USD	2,845,517	06/20/18	Citibank N.A. London	78,350
CZK	299,310,000	USD	14,589,364	06/20/18	Citibank N.A. London	(29,213)
HKD	198,153,000	USD	25,392,681	06/20/18	Citibank N.A. London	(81,113)
HUF	2,460,122,000	USD	9,727,748	06/20/18	Citibank N.A. London	11,934
ILS	1,140,000	USD	330,868	06/20/18	Citibank N.A. London	(4,627)
INR	11,456,000	USD	173,791	06/20/18	Citibank N.A. London	255
KRW	2,406,820,000	USD	2,240,474	06/20/18	Citibank N.A. London	23,718
MXN	569,822,000	USD	29,945,092	06/20/18	Citibank N.A. London	896,444
PEN	800,000	USD	244,642	06/20/18	Citibank N.A. London	2,667
PHP	3,022,000	USD	57,200	06/20/18	Citibank N.A. London	493
PLN	82,269,000	USD	24,285,741	06/20/18	Citibank N.A. London	(233,522)
RUB	309,207,000	USD	5,404,327	06/20/18	Citibank N.A. London	(73,183)
SGD	30,780,000	USD	23,447,724	06/20/18	Citibank N.A. London	67,958
THB	23,000,000	USD	738,396	06/20/18	Citibank N.A. London	(940)
TRY	86,293,000	USD	21,920,724	06/20/18	Citibank N.A. London	(635,756)
TWD	416,101,000	USD	14,366,667	06/20/18	Citibank N.A. London	(16,447)
ZAR	123,593,000	USD	10,343,311	06/20/18	Citibank N.A. London	(20,336)
USD	26,788,359	BRL	87,955,000	06/20/18	Citibank N.A. London	503,128
USD	6,993,601	CLP	4,242,340,000	06/20/18	Citibank N.A. London	(38,174)
USD	12,774,834	CNH	81,206,000	06/20/18	Citibank N.A. London	(100,829)
USD	2,089,159	COP	6,000,000,000	06/20/18	Citibank N.A. London	(53,653)
USD	4,456,864	CZK	91,155,000	06/20/18	Citibank N.A. London	22,563
USD	11,358,362	HKD	88,734,000	06/20/18	Citibank N.A. London	23,701
USD	13,882,497	IDR	192,139,428,775	06/20/18	Citibank N.A. London	14,517
USD	13,715,613	ILS	47,420,000	06/20/18	Citibank N.A. London	145,143
USD	9,362,451	INR	616,132,000	06/20/18	Citibank N.A. London	1,807
USD	33,171,578	KRW	35,662,737,000	06/20/18	Citibank N.A. London	(377,780)
USD	2,569,741	MXN	48,273,000	06/20/18	Citibank N.A. London	(43,029)
USD	214,393	PEN	700,000	06/20/18	Citibank N.A. London	(2,001)
USD	16,831,857	PHP	884,000,000	06/20/18	Citibank N.A. London	(44,584)
USD	9,535,704	PLN	32,406,000	06/20/18	Citibank N.A. London	61,464
USD	83,433	RUB	4,808,000	06/20/18	Citibank N.A. London	537
USD	3,998,190	SGD	5,256,000	06/20/18	Citibank N.A. London	(17,354)
USD	928,566	THB	28,892,000	06/20/18	Citibank N.A. London	2,195
USD	6,978,268	TRY	28,157,000	06/20/18	Citibank N.A. London	33,084
USD	752,177	TWD	21,738,000	06/20/18	Citibank N.A. London	2,491
USD	1,743,316	ZAR	20,759,000	06/20/18	Citibank N.A. London	9,442

						$(91,496)

See accompanying Notes to the Financial Statements.	149

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Currency Abbreviations

BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
PEN	— Peruvian Nouveau Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish New Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
1	FTSE Bursa Malaysia KLCI Index	Apr 2018	$24,108	$—
58	KOSPI 200 Index	Jun 2018	4,294,633	19,914
9	Mexico Bolsa Index	Jun 2018	228,591	(5,737)
603	MSCI Emerging Markets E-mini Index	Jun 2018	35,812,170	(527,587)
53	MSCI Singapore Index	Apr 2018	1,593,274	30,817
25	MSCI Taiwan Index	Apr 2018	1,019,250	3,318
189	SET50 Index	Jun 2018	1,408,283	(25,899)

				$(505,174)

Sales
314	FTSE/JSE Top 40 Index	Jun 2018	$13,087,364	$968,711
422	SGX Nifty 50 Index	Apr 2018	8,644,670	(177,224)

				$791,487

150	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Synthetic Futures

Number of Contracts Long (Short)	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
(5,300)	BIST 30 Futures	04/30/2018	Goldman Sachs International	187,147	(75)
8,750	Hang Seng China Enterprises Index	04/27/2018	Goldman Sachs International	13,546,209	(112,754)
(1,621)	MSCI Poland Net Return Index	06/20/2018	Goldman Sachs International	97,743	5,882
66,500,000	KOSPI 200 Index	06/14/2018	Goldman Sachs International	19,201,728	393,726
(135)	Ibovespa Futures Index	04/18/2018	Goldman Sachs International	3,339,192	(161,796)
9,921	MSCI China Net Return Index	06/20/2018	Goldman Sachs International	820,829	(38,150)
304	MSCI Singapore Net Return SGD Index	06/20/2018	Goldman Sachs International	1,380,549	(21,352)
(47,742)	MSCI South Africa Net Return Index	06/20/2018	Goldman Sachs International	4,293,333	375,247
14,800	MSCI Taiwan Stock Index	04/27/2018	Goldman Sachs International	6,007,401	26,560
22,600	Taiwan Stock Index	04/18/2018	Goldman Sachs International	8,497,505	(34,742)
6,300	Tel Aviv 35 Index	04/27/2018	Goldman Sachs International	2,611,656	(23,217)
(1,120)	WIG20 Futures Index	06/15/2018	Goldman Sachs International	777,082	45,491

					$454,820

See accompanying Notes to the Financial Statements.	151

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	13.8
Semiconductors	7.4
Internet	6.9
Diversified Financial Services	6.8
Oil & Gas	4.5
Retail	3.8
Food	3.7
Insurance	3.0
Telecommunications	2.7
Computers	2.3
Holding Companies — Diversified	2.3
Real Estate	2.2
Chemicals	2.1
Mining	2.1
Auto Manufacturers	2.0
Pharmaceuticals	2.0
Electronics	1.6
Engineering & Construction	1.6
Home Furnishings	1.6
Building Materials	1.5
Beverages	1.4
Iron & Steel	1.4
Commercial Services	1.3
Media	1.1
Electric	0.9
Software	0.9
Airlines	0.8
Auto Parts & Equipment	0.8
Apparel	0.7
Coal	0.7
Gas	0.7
Leisure Time	0.7
Lodging	0.7
Electrical Components & Equipment	0.5
Machinery — Diversified	0.5
Miscellaneous — Manufacturing	0.5
Water	0.5
Aerospace & Defense	0.4
Biotechnology	0.3
Food Service	0.3
Forest Products & Paper	0.3
REITS	0.3
Advertising	0.2
Agriculture	0.2
Cosmetics & Personal Care	0.2
Energy-Alternate Sources	0.2
Home Builders	0.2
Household Products & Wares	0.2
Machinery — Construction & Mining	0.2
Metal Fabricate & Hardware	0.2
Shipbuilding	0.2

152	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Industry Sector Summary (Unaudited)	% of Net Assets
Distribution & Wholesale	0.1
Entertainment	0.1
Environmental Control	0.1
Housewares	0.1
Transportation	0.1
Hand & Machine Tools	0.0
Health Care — Products	0.0
Health Care — Services	0.0
Investment Companies	0.0
Office & Business Equipment	0.0
Oil & Gas Services	0.0
Packaging & Containers	0.0
Pipelines	0.0
Textiles	0.0
Trucking & Leasing	0.0
Short-Term Investments and Other Assets and Liabilities (net)	8.1

100.0%

See accompanying Notes to the Financial Statements.	153

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	COMMON STOCKS — 87.7%

	Australia — 1.1%

63,495	AGL Energy, Ltd.	1,062,454
119,739	BHP Billiton, Ltd.	2,645,220
1,207	Cochlear, Ltd.	169,138
99,259	Crown Resorts, Ltd.	972,434
13,695	Elders, Ltd.	78,852
47,315	Rio Tinto, Ltd.	2,655,921
22,313	South32, Ltd.	55,545
63,852	Wesfarmers, Ltd.	2,046,111
7,783	Woolworths Group, Ltd.	157,533

	Total Australia	9,843,208

	Austria — 0.6%

2,622	Erste Group Bank AG*	131,803
26,711	EVN AG	521,341
12,455	Flughafen Wien AG	511,447
19,106	Raiffeisen Bank International AG*	744,050
55,377	Telekom Austria AG*	527,768
13,457	Verbund AG	391,066
58,329	Voestalpine AG	3,059,369

	Total Austria	5,886,844

	Bahamas — 0.0%

145	United International Enterprises	32,194

	Belgium — 0.4%

7,033	Bekaert SA	299,806
10,594	Colruyt SA	585,398
18,498	Elia System Operator SA	1,155,955
756	Financiere de Tubize SA	56,883
5,282	KBC Group NV	460,186
16,445	UCB SA	1,340,824

	Total Belgium	3,899,052

	Bermuda — 1.2%

17,934	Arch Capital Group, Ltd.*	1,534,971
10,420	Axis Capital Holdings, Ltd.	599,879
21,946	Bunge, Ltd.	1,622,687
175,500	CK Infrastructure Holdings, Ltd.	1,442,411
21,000	Clear Media, Ltd.	16,146
6,414	Everest Re Group, Ltd.	1,647,244
37,529	Genpact, Ltd.	1,200,553
29,000	Guoco Group, Ltd.	385,337
300,000	Regal Hotels International Holdings, Ltd.	213,622
9,273	RenaissanceRe Holdings, Ltd.	1,284,403
7,500	Soundwill Holdings, Ltd.	13,950
58,000	Transport International Holdings, Ltd.	171,033
873	White Mountains Insurance Group, Ltd.	718,060

154	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Bermuda — continued

3,000	Wing On Co. International, Ltd.	11,134
32,000	Wing Tai Properties, Ltd.	24,706

	Total Bermuda	10,886,136

	Canada — 3.2%

14,600	Artis Real Estate Investment Trust REIT	153,899
37,012	Atco, Ltd. Class I	1,187,944
34,000	Bank of Montreal	2,566,515
8,200	Bank of Nova Scotia (The)	504,752
42,779	BCE, Inc.	1,841,208
30,189	Canadian Imperial Bank of Commerce‡	2,662,861
400	Canadian Real Estate Investment Trust REIT	15,578
20,600	Canadian Tire Corp., Ltd. Class A	2,706,721
1,619	Canadian Utilities, Ltd. Class A	43,186
6,400	Cogeco, Inc.‡	339,993
1,900	Frontera Energy Corp.* ‡	53,069
33,488	George Weston, Ltd.	2,694,105
4,700	Great-West Lifeco, Inc.	119,865
45,100	Loblaw Cos., Ltd.	2,276,951
48,900	Maple Leaf Foods, Inc.	1,190,972
15,300	Power Financial Corp.	382,841
60,300	Rogers Communications, Inc. Class B	2,691,225
34,500	Royal Bank of Canada	2,663,130
110,892	Shaw Communications, Inc. Class B	2,134,838
5,000	Stelco Holdings, Inc.	84,545
5,100	Sun Life Financial, Inc.	209,301
48,200	Toronto-Dominion Bank (The)	2,733,296

	Total Canada	29,256,795

	Cayman Islands — 0.1%

20,000	CK Hutchison Holdings, Ltd.	240,447
156,000	Lifestyle International Holdings, Ltd.‡	256,687

	Total Cayman Islands	497,134

	Denmark — 0.3%

22,340	Carlsberg AS Class B	2,668,592
7,982	GN Store Nord AS	283,137
1,102	Matas AS	11,930
601	Schouw & Co. AS	59,594

	Total Denmark	3,023,253

	Finland — 0.6%

58,106	Fortum OYJ‡	1,248,781
46,202	Kesko OYJ Class B	2,648,416
43,867	Orion OYJ Class B	1,343,172
20,112	Raisio OYJ Class V	89,567

	Total Finland	5,329,936

See accompanying Notes to the Financial Statements.	155

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	France — 2.1%

8,111	Aeroports de Paris	1,767,254
22,570	BNP Paribas SA	1,672,648
5,215	Caisse Regionale de Credit Agricole Mutuel Nord de France	136,061
139,645	Credit Agricole SA	2,271,052
1,234	Dassault Aviation SA	2,357,110
1,487	Ipsen SA*	230,791
15,922	Lagardere SCA	454,823
552	Manutan International	61,318
43,768	Metropole Television SA	1,127,131
34,663	Rallye SA‡	520,681
73,448	Sanofi	5,899,055
304	Savencia SA	32,612
74	Societe Fonciere Lyonnaise SA REIT	5,411
106,987	Veolia Environnement SA	2,535,916
1,091	Vetoquinol SA	74,086
3,493	Vilmorin & Cie SA	304,168

	Total France	19,450,117

	Germany — 2.4%

43,530	Aareal Bank AG	2,075,657
22,910	Aurubis AG	1,927,729
1,022	Beiersdorf AG	115,674
13,233	CECONOMY AG	152,523
7,147	CTS Eventim AG & Co. KGaA	335,200
53,046	Deutsche Post AG	2,318,535
12,539	Fielmann AG	1,014,464
4,176	Hornbach Baumarkt AG	143,901
3,385	Hornbach Holding AG & Co. KGaA	285,068
656	KWS Saat SE	254,891
42,913	Mckesson Europe AG	1,414,901
19,845	Merck KGaA	1,902,904
48,737	Rhoen-Klinikum AG	1,642,247
48,544	Salzgitter AG	2,487,470
54,774	SAP SE	5,729,090
11,163	Wuestenrot & Wuerttembergische AG	263,610

	Total Germany	22,063,864

	Hong Kong — 1.2%

279,500	CLP Holdings, Ltd.	2,857,096
2,188,000	HKT Trust & HKT, Ltd.	2,753,928
1,056,790	Hong Kong & China Gas Co., Ltd.	2,178,783
16,000	Hong Kong Ferry Holdings Co., Ltd.	18,347
28,000	Kowloon Development Co., Ltd.	31,564
249,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	106,648
38,000	Liu Chong Hing Investment, Ltd.	61,582
263,500	Power Assets Holdings, Ltd.	2,359,308
347,000	Regal Real Estate Investment Trust REIT	105,941
545,000	Sunlight Real Estate Investment Trust REIT	370,645

	Total Hong Kong	10,843,842

156	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Ireland — 0.6%

14,637	Accenture Plc Class A	2,246,780
66,753	Hibernia Plc REIT	118,534
2,332	ICON Plc*	275,503
83,701	Irish Residential Properties Plc REIT	143,470
2,045	Kerry Group Plc Class A	207,846
29,506	Medtronic Plc	2,366,971
48,092	Total Produce Plc	142,149

	Total Ireland	5,501,253

	Israel — 0.7%

3,242	Amot Investments, Ltd.	17,403
266,154	Bank Hapoalim BM	1,828,243
31,897	Bank Leumi Le-Israel BM	192,473
3,121	FIBI Holdings, Ltd.	79,053
14,841	First International Bank Of Israel, Ltd.	313,225
35,721	Gazit-Globe, Ltd.	353,420
331,092	Israel Discount Bank, Ltd. Class A*	951,308
2,333	Paz Oil Co., Ltd.	343,145
7,577	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	380,351
83,832	Shufersal, Ltd.	534,178
58,852	Strauss Group, Ltd.	1,267,921

	Total Israel	6,260,720

	Italy — 0.3%

99,086	Banca Mediolanum SpA	864,966
479,486	Parmalat SpA‡	1,765,917

	Total Italy	2,630,883

	Japan — 5.1%

118,800	Aeon Co., Ltd.‡	2,121,867
7,100	Aeon Hokkaido Corp.	52,741
44,900	Alfresa Holdings Corp.	999,748
41,100	Alpen Co., Ltd.	916,296
212,800	Astellas Pharma, Inc.	3,229,518
1,900	AT-Group Co., Ltd.	50,113
18,700	Canon, Inc.	677,490
2,400	Cawachi, Ltd.	59,058
65,500	Daiichi Sanyko Co., Ltd.	2,171,631
16,800	DyDo Group Holdings, Inc.	1,053,653
93,700	EDION Corp.‡	1,090,744
1,272	Invesco Office J-Reit, Inc. REIT	181,082
142,600	Japan Post Bank Co., Ltd.	1,914,742
144,500	Japan Post Holdings Co., Ltd.	1,740,522
67,200	Japan Tobacco, Inc.	1,937,331
30,800	K’s Holdings Corp.	426,016
1,200	Kadoya Sesame Mills, Inc.	72,891
17,700	Kato Sangyo Co., Ltd.	619,958
600	KFC Holdings Japan, Ltd.	11,267

See accompanying Notes to the Financial Statements.	157

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Japan — continued

4,900	Kirin Holdings Co., Ltd.	130,505
24,700	Komeri Co., Ltd.	658,202
66,300	KYORIN Holdings, Inc.	1,246,203
18,300	McDonald’s Holdings Co., Japan Ltd.	856,925
91,500	Medipal Holdings Corp.	1,875,599
10,000	Mitsubishi Shokuhin Co., Ltd.	286,789
130,900	Mitsubishi Tanabe Pharma Corp.	2,560,151
11,200	Mitsui Sugar Co., Ltd.	432,835
15,000	Mochida Pharmaceutical Co., Ltd.	1,055,007
20,400	Nippon Flour Mills Co., Ltd.	316,310
124,100	Nippon Light Metal Holdings Co., Ltd.	332,567
33	NIPPON REIT Investment Corp. REIT	100,381
37,900	Nippon Telegraph & Telephone Corp.	1,746,215
30,100	Nisshin Oillio Group, Ltd. (The)	827,856
115,800	NTT DoCoMo, Inc.	2,957,882
14,600	Ohsho Food Service Corp.	722,106
10,500	Okinawa Cellular Telephone Co.	386,530
31,960	Okinawa Electric Power Co., Inc. (The)	919,583
50,200	Seven & i Holdings Co., Ltd.	2,154,328
10,800	Shimachu Co., Ltd.‡	345,275
13,000	Showa Sangyo Co., Ltd.	338,110
4,600	St. Marc Holdings Co., Ltd.	133,221
10,700	Suzuken Co., Ltd.	442,186
6,500	Taisho Pharmaceutical Holdings Co., Ltd.	639,304
46,400	Takeda Pharmaceutical Co., Ltd.	2,261,318
50,200	Toho Holdings Co., Ltd.	1,182,898
54,600	Tsumura & Co.	1,876,474
43,000	Vital KSK Holdings, Inc.	423,329
17,800	Yodogawa Steel Works, Ltd.	480,023
3,700	ZERIA Pharmaceutical Co., Ltd.	74,035

	Total Japan	47,088,815

	Liberia — 0.1%

8,298	Royal Caribbean Cruises, Ltd.	977,006

	Luxembourg — 0.5%

52,664	Aperam SA	2,518,875
25,105	ArcelorMittal*	795,896
119,684	Atento SA	933,535
719	Millicom International Cellular SA	49,755

	Total Luxembourg	4,298,061

	Netherlands — 0.5%

4,560	ABN AMRO Group NV, ADR* ‡	68,583
33,857	ForFarmers NV	473,224
11,880	Heineken Holding NV	1,224,396
13,352	LyondellBasell Industries NV Class A	1,411,039
59,619	QIAGEN NV*	1,926,290

	Total Netherlands	5,103,532

158	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	New Zealand — 0.6%

253,622	Argosy Property, Ltd.	183,220
320,956	Contact Energy, Ltd.	1,220,019
38,340	Ebos Group, Ltd.	497,707
9,453	Fisher & Paykel Healthcare Corp., Ltd.	90,634
39,953	Fonterra Co-operative Group, Ltd.‡	170,592
23,487	Freightways, Ltd.	128,505
115,729	Genesis Energy, Ltd.	198,949
100,669	Goodman Property Trust REIT	96,734
458,079	Infratil, Ltd.	1,027,047
197,290	Kiwi Property Group, Ltd. REIT	191,126
35,536	Mainfreight, Ltd.	632,348
303,644	Mercury NZ, Ltd.	707,349
34,251	Metlifecare, Ltd.	144,778
50,278	Summerset Group Holdings, Ltd.	252,834
6,801	Trustpower, Ltd.	27,525
68,690	Vector, Ltd.	156,304
3,702	Warehouse Group, Ltd. (The)	5,375

	Total New Zealand	5,731,046

	Norway — 0.8%

1,431	Atea ASA*	23,226
7,575	Austevoll Seafood ASA	75,846
239,449	Norsk Hydro ASA	1,409,843
2,111	Olav Thon Eiendomsselskap ASA	38,407
258,218	Orkla ASA	2,771,510
116,872	Telenor ASA	2,654,077

	Total Norway	6,972,909

	Panama — 0.2%

25,409	Carnival Corp.	1,666,322

	Portugal — 0.0%

87,084	REN — Redes Energeticas Nacionais SGPS SA	268,712

	Puerto Rico — 0.1%

15,600	Popular, Inc.	649,272

	Singapore — 0.8%

14,000	AIMS AMP Capital Industrial REIT	14,551
308,200	Cache Logistics Trust REIT	196,137
27,600	Fraser and Neave, Ltd.	45,109
116,800	Frasers Hospitality Trust REIT	68,746
65,700	Hong Leong Finance, Ltd.	134,860
667,200	Keppel Infrastructure Trust	272,833
263,100	Olam International, Ltd.‡	471,599
518,400	OUE, Ltd.	724,062
1,182,500	Sheng Siong Group, Ltd.	840,311
113,200	SIA Engineering Co., Ltd.	275,147
205,400	Singapore Airlines, Ltd.	1,705,610

See accompanying Notes to the Financial Statements.	159

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Singapore — continued

792,900	Singapore Telecommunications, Ltd.	2,043,741
699,700	SPH REIT	531,108
33,000	United Industrial Corp., Ltd.	82,037

	Total Singapore	7,405,851

	Spain — 0.1%

50,156	Ebro Foods SA	1,275,245

	Sweden — 1.3%

6,163	AAK AB	542,631
109,254	Axfood AB	1,863,809
74,746	Boliden AB	2,627,182
41,137	Clas Ohlson AB Class B	447,423
38,010	Essity AB Class B*	1,047,909
37,115	Granges AB	436,168
64,985	ICA Gruppen AB	2,293,908
528	Mekonomen AB	8,995
32,061	Svenska Cellulosa AB SCA Class B	340,791
60,082	Swedish Match AB	2,723,253
4,139	Swedish Orphan Biovitrum AB*	73,679

	Total Sweden	12,405,748

	Switzerland — 5.2%

13,135	ABB, Ltd.	312,279
13,513	Adecco Group AG	961,203
9,262	Allreal Holding AG*	1,522,096
449	Alpiq Holding AG*	35,195
1,081	Baloise Holding AG	165,167
1,093	Banque Cantonale de Geneve	198,070
1,072	Barry Callebaut AG	2,091,937
27	Basellandschaftliche Kantonalbank	25,663
579	Basler Kantonalbank	46,941
680	Bell Food Group AG	261,871
336	Berner Kantonalbank AG	62,617
17,306	BKW AG	1,148,790
686	Chubb, Ltd.	93,824
165	Cie Financiere Tradition SA	17,922
2,700	Coca-Cola HBC AG*	99,884
549	Conzzeta AG	655,197
2,813	Dufry AG*	368,226
142	EMS-Chemie Holding AG	89,506
8,803	Flughafen Zurich AG	1,939,968
1,409	Intershop Holding AG	738,979
16,346	Julius Baer Group, Ltd.*	1,004,823
98	Luzerner Kantonalbank AG	52,824
17	Metall Zug AG Class B	58,480
171,307	Nestle SA	13,539,097
168,310	Novartis AG	13,593,873
7,361	Roche Holding AG	1,685,497

160	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	Switzerland — continued

1,386	Siegfried Holding AG*	466,440
38	St. Galler Kantonalbank AG	21,004
4,493	Swiss Life Holding AG*	1,598,051
207	Swisscom AG‡	102,490
1,597	Swissquote Group Holding SA	96,823
560	Tamedia AG	78,400
5,020	Valora Holding AG	1,715,543
8,378	Vifor Pharma AG	1,289,946
4,064	Zurich Insurance Group AG*	1,331,311

	Total Switzerland	47,469,937

	United Kingdom — 5.2%

3,635	Abcam Plc	63,248
15,629	AG Barr Plc	144,163
4,103	Aon Plc	575,774
14,959	Atrium European Real Estate, Ltd.*	73,643
132,896	Aviva Plc	925,986
247,502	Britvic Plc	2,372,151
937	Carnival Plc	60,368
348,639	Central Asia Metals Plc	1,562,677
230,345	Centrica Plc	459,896
55,603	Coca-Cola European Partners Plc	2,316,421
1,491	Craneware Plc	36,913
13,182	Cranswick Plc	526,384
80,201	Diageo Plc	2,712,819
2,065	EMIS Group Plc	23,526
32,381	Ferroglobe Plc*	347,448
49,573	GlaxoSmithKline Plc	962,965
11,731	Greggs Plc	202,373
152,398	Halfords Group Plc	697,845
18,479	Hansteen Holdings Plc REIT	33,124
9,524	Headlam Group Plc	59,485
10,853	Hill & Smith Holdings Plc	202,495
31,709	Imperial Brands Plc	1,080,437
67,267	Inchcape Plc	652,514
148,232	JD Sports Fashion Plc	698,097
16,429	John Menzies Plc	144,779
538,363	Kingfisher Plc	2,215,131
114,887	Legal & General Group Plc	416,109
2,505,043	Lloyds Banking Group Plc	2,276,006
22,091	LondonMetric Property Plc REIT	55,221
57,322	National Express Group Plc	311,420
36,307	Pagegroup Plc	273,566
11,691	QinetiQ Group Plc	33,870
33,732	Reckitt Benckiser Group Plc	2,858,005
533,589	Rentokil Initial Plc	2,035,933
18,633	Segro Plc REIT	157,315
99,511	Smith & Nephew Plc	1,859,985
40,724	Softcat Plc	389,878

See accompanying Notes to the Financial Statements.	161

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United Kingdom — continued

97,447	SSE Plc	1,746,246
18,333	SSP Group Plc	157,445
29,139	St. Modwen Properties Plc	158,351
10,555	Superdry Plc	231,897
27,345	TBC Bank Group Plc	706,204
3,281,295	Tesco Plc	9,480,032
593,804	Tritax Big Box Plc REIT	1,202,489
712,941	Vodafone Group Plc	1,951,892
97,771	WH Smith Plc	2,673,988

	Total United Kingdom	48,126,514

	United States — 52.4%

11,979	3M Co.	2,629,630
13,575	Adobe Systems, Inc.*	2,933,286
4,500	Affiliated Managers Group, Inc.	853,110
53,283	AGNC Investment Corp. REIT	1,008,114
885	Alleghany Corp.	543,779
19,205	Allstate Corp. (The)	1,820,634
5,737	Alphabet, Inc. Class A*	5,950,072
19,603	Alphabet, Inc. Class C*	20,226,179
48,387	Altria Group, Inc.	3,015,478
25,871	Amdocs, Ltd.	1,726,113
28,278	Ameren Corp.	1,601,383
25,513	American Electric Power Co., Inc.	1,749,937
4,757	American Express Co.	443,733
13,702	American Financial Group, Inc.	1,537,638
300	American Tower Corp. REIT	43,602
126,844	Annaly Capital Management, Inc. REIT	1,322,983
8,446	ANSYS, Inc.*	1,323,404
7,113	Anthem, Inc.	1,562,726
42,092	Apple Hospitality, Inc. REIT	739,556
100,550	Apple, Inc.	16,870,279
37,311	Aramark	1,476,023
7,175	Archer-Daniels-Midland Co.	311,180
23,084	Arthur J. Gallagher & Co.	1,586,563
49,188	AT&T, Inc.	1,753,552
8,131	Atmos Energy Corp.	684,955
4,200	AvalonBay Communities, Inc. REIT	690,732
1,884	Bank of New York Mellon Corp. (The)	97,083
28,439	Baxter International, Inc.	1,849,673
9,880	Becton Dickinson and Co.	2,140,996
16,472	Berkshire Hathaway, Inc. Class B*	3,285,835
60,754	BGC Partners, Inc. Class A	817,141
800	BlackRock, Inc.	433,376
9,580	Boeing Co. (The)	3,141,090
125	Booking Holdings, Inc.*	260,049
7,612	Bright Horizons Family Solutions, Inc.*	759,069
22,655	Bristol-Myers Squibb Co.	1,432,929
18,980	Broadridge Financial Solutions, Inc.	2,081,916

162	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United States — continued

44,548	Brown & Brown, Inc.	1,133,301
50,378	CA, Inc.	1,707,814
15,460	Cabot Corp.	861,431
12,035	Cadence Design Systems, Inc.*	442,527
16,784	Campbell Soup Co.‡	726,915
6,018	Carlisle Cos., Inc.	628,339
1,800	Carter’s, Inc.	187,380
21,463	CDK Global, Inc.	1,359,466
60,998	CenterPoint Energy, Inc.	1,671,345
32,694	Chimera Investment Corp. REIT	569,203
10,370	Cigna Corp.	1,739,464
10,669	Clorox Co. (The)	1,420,151
35,783	CMS Energy Corp.	1,620,612
23,292	Cognizant Technology Solutions Corp. Class A	1,875,006
22,960	Comcast Corp. Class A	784,543
36,437	Conagra Brands, Inc.	1,343,797
21,649	Consolidated Edison, Inc.	1,687,323
4,056	Constellation Brands, Inc. Class A	924,444
6,663	Cooper Cos., Inc. (The)	1,524,561
36,176	Copart, Inc.*	1,842,444
10,045	CoreLogic, Inc.*	454,335
43,173	Costco Wholesale Corp.	8,135,088
15,363	Crane Co.	1,424,765
101,393	Crown Castle International Corp. REIT	11,113,687
23,822	Danaher Corp.	2,332,412
20,815	Darden Restaurants, Inc.	1,774,479
2,808	DCT Industrial Trust, Inc. REIT	158,203
437	Domino’s Pizza, Inc.	102,066
13,477	DTE Energy Co.	1,406,999
7,113	DXC Technology Co.	715,070
239,969	eBay, Inc.*	9,656,353
15,268	Edison International	971,961
2,000	Edwards Lifesciences Corp.*	279,040
7,118	Electronic Arts, Inc.*	862,986
30,267	Eli Lilly & Co.	2,341,758
8,545	Entergy Corp.	673,175
14,366	Equity LifeStyle Properties, Inc. REIT	1,260,904
2,458	Erie Indemnity Co. Class A	289,159
4,867	Essex Property Trust, Inc. REIT	1,171,390
47,162	Exelon Corp.	1,839,790
7,800	Express Scripts Holding Co.*	538,824
35,400	Exxon Mobil Corp.	2,641,194
1,958	F5 Networks, Inc.*	283,146
141,556	Facebook, Inc. Class A*	22,619,233
4,305	FedEx Corp.	1,033,674
17,621	Fidelity National Information Services, Inc.	1,696,902
24,883	First American Financial Corp.	1,460,134
51,618	FirstEnergy Corp.	1,755,528
17,038	Fiserv, Inc.*	1,214,980

See accompanying Notes to the Financial Statements.	163

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United States — continued

26,700	Fortinet, Inc.*	1,430,586
21,500	Gaming and Leisure Properties, Inc. REIT	719,605
10,198	General Dynamics Corp.	2,252,738
11,969	General Mills, Inc.	539,323
10,346	Hanover Insurance Group, Inc. (The)	1,219,690
8,298	Hawaiian Electric Industries, Inc.	285,285
144,038	HCA Healthcare, Inc.	13,971,686
15,626	Hershey Co. (The)	1,546,349
5,116	Highwoods Properties, Inc. REIT	224,183
15,986	Hill-Rom Holdings, Inc.	1,390,782
18,400	Hilton Grand Vacations, Inc.*	791,568
6,364	Home Depot, Inc. (The)	1,134,319
19,043	Honeywell International, Inc.	2,751,904
10,900	Hormel Foods Corp.‡	374,088
31,163	Hospitality Properties Trust REIT	789,670
6,243	Humana, Inc.	1,678,306
6,826	Huntington Ingalls Industries, Inc.	1,759,470
12,603	Ingredion, Inc.	1,624,779
19,420	Intel Corp.	1,011,394
1,310	Intercontinental Exchange, Inc.	95,001
17,784	International Business Machines Corp.	2,728,599
14,138	Intuit, Inc.	2,450,822
1,600	Intuitive Surgical, Inc.*	660,528
4,742	Jack Henry & Associates, Inc.	573,545
5,179	JM Smucker Co. (The)	642,248
28,190	Johnson & Johnson	3,612,548
1,400	Jones Lang Lasalle, Inc.	244,496
16,600	KAR Auction Services, Inc.	899,720
14,038	Kellogg Co.‡	912,610
1,248	Kimberly-Clark Corp.	137,442
3,681	KLA-Tencor Corp.	401,266
225,445	Kraft Heinz Co. (The)	14,042,969
2,800	L3 Technologies, Inc.	582,400
10,108	Landstar System, Inc.	1,108,342
3,400	Lear Corp.	632,706
19,628	Liberty Property Trust REIT	779,820
7,075	Lockheed Martin Corp.	2,390,855
188,878	Lowe’s Cos., Inc.	16,574,044
10,332	M&T Bank Corp.	1,904,808
5,891	ManpowerGroup, Inc.	678,054
91,198	Mastercard, Inc. Class A	15,974,242
2,059	McCormick & Co., Inc.	219,057
72,925	McDonald’s Corp.	11,404,011
45,234	Merck & Co., Inc.	2,463,896
5,740	Mercury General Corp.	263,294
873	Mettler-Toledo International, Inc.*	502,001
123,062	MFA Financial, Inc. REIT	926,657
179,092	Microsoft Corp.	16,345,727
1,225	Mid-America Apartment Communities, Inc. REIT	111,769

164	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United States — continued

5,392	Morningstar, Inc.	515,044
18,731	Motorola Solutions, Inc.	1,972,374
8,485	Nasdaq, Inc.	731,577
1,497	NewMarket Corp.	601,315
9,351	Newmont Mining Corp.	365,344
12,770	NextEra Energy, Inc.	2,085,724
4,180	Northern Trust Corp.	431,083
5,990	Northrop Grumman Corp.	2,091,229
800	Nu Skin Enterprises, Inc. Class A	58,968
17,907	Omnicom Group, Inc.	1,301,302
299,397	Oracle Corp.	13,697,413
29,300	Park Hotels & Resorts, Inc. REIT	791,686
23,548	PepsiCo, Inc.	2,570,264
94,434	Pfizer, Inc.	3,351,463
2,507	PG&E Corp.	110,133
32,759	Philip Morris International, Inc.	3,256,245
32,444	Piedmont Office Realty Trust, Inc. REIT Class A	570,690
3,170	Pilgrim’s Pride Corp.*	78,014
11,600	Pinnacle Foods, Inc.	627,560
2,737	PPG Industries, Inc.	305,449
16,409	Premier, Inc. Class A* ‡	513,766
24,620	Principal Financial Group, Inc.	1,499,604
26,080	Procter & Gamble Co. (The)	2,067,622
28,783	Progressive Corp. (The)	1,753,748
27,666	Prologis, Inc. REIT	1,742,681
5,428	Public Service Enterprise Group, Inc.	272,703
10,781	Raytheon Co.	2,326,755
10,220	Reinsurance Group of America, Inc.	1,573,880
27,704	Republic Services, Inc.	1,834,836
2,600	Robert Half International, Inc.	150,514
1,200	S&P Global, Inc.	229,272
31	Seaboard Corp.	132,215
5,185	Spirit AeroSystems Holdings, Inc. Class A	433,984
2,800	Spirit Realty Capital, Inc. REIT	21,728
322,037	Starbucks Corp.	18,642,722
3,100	State Street Corp.	309,163
12,653	Stryker Corp.	2,036,121
12,296	Sun Communities, Inc. REIT	1,123,486
22,972	Synopsys, Inc.*	1,912,189
32,244	Synovus Financial Corp.	1,610,265
31,147	Sysco Corp.	1,867,574
2,621	T-Mobile US, Inc.*	159,986
1,123	Teleflex, Inc.	286,343
13,425	Telephone & Data Systems, Inc.	376,303
21,633	Texas Instruments, Inc.	2,247,452
447	Thermo Fisher Scientific, Inc.	92,288
7,542	Torchmark Corp.	634,810
18,493	Total System Services, Inc.	1,595,206
13,263	Travelers Cos., Inc. (The)	1,841,700

See accompanying Notes to the Financial Statements.	165

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Shares	Description	Value ($)

	United States — continued

8,616	Tupperware Brands Corp.	416,842
22,079	Tyson Foods, Inc. Class A	1,615,962
38,164	UDR, Inc. REIT	1,359,402
27,687	UGI Corp.	1,229,857
13,602	UnitedHealth Group, Inc.	2,910,828
31,259	US Bancorp	1,578,579
4,243	Varian Medical Systems, Inc.*	520,404
16,684	Vectren Corp.	1,066,441
7,612	Verizon Communications, Inc.	364,006
154,842	Visa, Inc. Class A‡	18,522,200
29,236	Walmart, Inc.	2,601,127
23,985	Waste Management, Inc.	2,017,618
1,685	Waters Corp.*	334,725
291,655	Wells Fargo & Co.	15,285,639
17,200	WP Carey, Inc. REIT	1,066,228
2,059	Xcel Energy, Inc.	93,643
27,065	Yum China Holdings, Inc.	1,123,197
162,429	Yum! Brands, Inc.	13,827,581
7,667	Zimmer Biomet Holdings, Inc.	836,010

	Total United States	482,292,383

	TOTAL COMMON STOCKS (COST $702,142,610)	807,136,584

	INVESTMENT COMPANY — 0.0%

	United Kingdom — 0.0%

264,129	Renewables Infrastructure Group, Ltd. (The)	393,701

	TOTAL INVESTMENT COMPANY (COST $375,311)	393,701

	PREFERRED STOCKS — 0.2%

	Germany — 0.2%

9,456	Henkel AG & Co. KGaA, 1.72%	1,242,875

	Japan — 0.0%

72	Shinkin Central Bank, 2.78% Class A	158,285

	Sweden — 0.0%

2,443	Akelius Residential Property AB, 5.93%	97,740

	TOTAL PREFERRED STOCKS (COST $1,339,870)	1,498,900

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 12.3%

	Bank Deposit — 11.6%

106,985,801	State Street Bank & Trust Euro Time Deposit, 0.28%, due 04/02/18	106,985,801

166	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2018

Par Value ($)		Description	Value ($)

		Mutual Fund - Securities Lending Collateral — 0.5%

4,305,160		State Street Institutional U.S. Government Money Market Fund, Premier Class, 1.58%## **	4,305,160

		U.S. Government and Agency Obligations — 0.2%

2,150,000		United States Treasury Bill, 0.99%, due 04/05/18*** ‡‡	2,149,710

		TOTAL SHORT-TERM INVESTMENTS (COST $113,440,674)	113,440,671

		TOTAL INVESTMENTS — 100.2% (Cost $817,298,465)	922,469,856

		Other Assets and Liabilities (net) — (0.2)%	(1,859,743)

		NET ASSETS — 100.0%	$920,610,113

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7 day net yield as of March 31, 2018.

	*	Non-income producing security

	**	Represents an investment of securities lending cash collateral.

	***	All or a portion of this security is held for open futures collateral.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.	167

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
17	Canadian Dollar	Jun 2018	$1,319,625	$10,195
134	MSCI EAFE Index	Jun 2018	13,404,020	(202,641)
165	S&P 500 E-mini Index	Jun 2018	21,804,750	(900,955)
9	S&P/TSX 60 Index	Jun 2018	1,264,921	(27,000)

				$(1,120,401)

168	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2018

Industry Sector Summary (Unaudited)	% of Net Assets
Retail	10.7
Food	9.3
Pharmaceuticals	7.4
Internet	6.3
Software	5.7
Banks	5.5
Diversified Financial Services	4.1
Insurance	4.1
Electric	3.9
REITS	3.3
Computers	3.2
Health Care — Services	2.6
Telecommunications	2.5
Health Care — Products	2.4
Beverages	1.8
Aerospace & Defense	1.7
Agriculture	1.6
Mining	1.3
Commercial Services	1.0
Iron & Steel	1.0
Engineering & Construction	0.7
Household Products & Wares	0.7
Gas	0.6
Miscellaneous — Manufacturing	0.6
Transportation	0.6
Real Estate	0.5
Chemicals	0.4
Electronics	0.4
Environmental Control	0.4
Leisure Time	0.4
Media	0.4
Cosmetics & Personal Care	0.3
Oil & Gas	0.3
Semiconductors	0.3
Water	0.3
Airlines	0.2
Distribution & Wholesale	0.2
Food Service	0.2
Lodging	0.2
Machinery — Diversified	0.2
Metal Fabricate & Hardware	0.2
Shipbuilding	0.2
Advertising	0.1
Auto Parts & Equipment	0.1
Apparel	0.0
Biotechnology	0.0
Electrical Components & Equipment	0.0
Energy-Alternate Sources	0.0
Holding Companies — Diversified	0.0
Housewares	0.0
Investment Companies	0.0
Machinery — Construction & Mining	0.0
Short-Term Investments and Other Assets and Liabilities (net)	12.1

100.0%

See accompanying Notes to the Financial Statements.	169

Mercer Funds

Statements of Assets and Liabilities

March 31, 2018

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Assets
Investments, at value(a)	$513,845,337	$925,832,131	$2,199,289,823	$883,821,241
Foreign currency, at value(b)	—	—	4,812,857	—
Cash	109,241	225,918	—	32,392
Receivable for investments sold	513,924	3,425,043	18,066,731	7,696,407
Receivable for TBA securities sold	—	—	—	1,540,246
Dividend and interest receivable	572,994	888,792	6,435,630	5,559,916
Cash collateral held at broker on open centrally cleared swap contracts	—	—	—	150,000
Cash collateral held at broker on open futures contracts	500,000	—	3,200,000	—
Unrealized appreciation on open forward foreign currency contracts	—	—	2,518	—
Receivable for variation margin on open futures contracts	303,918	292,253	1,330,656	138,724
Foreign tax reclaims receivable	184,689	51,298	3,181,677	1,747
Securities lending income receivable	6,963	17,629	76,070	7,272
Prepaid expenses	3,316	5,330	13,133	4,394

Total assets	516,040,382	930,738,394	2,236,409,095	898,952,339

Liabilities
Payable for investments purchased	600,459	3,580,578	20,707,386	14,120,616
Payable for TBA and when-issued securities purchased	—	—	—	8,374,976
Payable for Fund shares repurchased	—	2,942,165	37,000	300,000
Due to custodian	—	—	2,822,918	—
Payable for variation margin on open centrally cleared swap contracts	—	—	—	26,561
Unrealized depreciation on open forward foreign currency contracts	—	—	107,338	—
Obligation to return securities lending collateral	2,508,628	15,377,859	51,739,136	17,738,370
Payable to affiliate for:
Advisory fees	239,710	710,078	1,299,287	251,848
Trustees fees	9,545	16,920	39,320	15,402
Payable for foreign capital gains tax	—	—	26,897	—
Accrued expenses	124,420	166,743	331,027	177,865

Total liabilities	3,482,762	22,794,343	77,110,309	41,005,638

Net assets	$512,557,620	$907,944,051	$2,159,298,786	$857,946,701

170	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2018

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Net assets consist of:
Paid-in capital	$396,096,947	$704,861,693	$1,750,642,535	$872,390,372
Accumulated undistributed (distributions in excess of) net investment income	1,244,427	(623)	(502,673)	6,112,251
Accumulated net realized gain (loss)	50,938,215	64,790,679	151,650,746	(7,716,575)
Net unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	64,278,031	138,292,302	257,508,178	(12,839,347)

Net assets	$512,557,620	$907,944,051	$2,159,298,786	$857,946,701

Net assets attributable to:
Class Y-3 shares	$512,557,620	$907,944,051	$2,159,298,786	$857,946,701

Shares outstanding:
Class Y-3	47,237,834	73,890,010	187,541,682	86,689,434

Net asset value per share:
Class Y-3	$10.85	$12.29	$11.51	$9.90

(a) Investments, at cost	$448,992,681	$786,557,766	$1,939,678,752	$898,409,085

(b) Foreign currency, at cost	$—	$—	$4,829,579	$—

See accompanying Notes to the Financial Statements.	171

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2018

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$656,283,589	$1,117,126,600	$922,469,856
Foreign currency, at value(b)	537,599	2,361,633	706,725
Cash	3,596,699	571,484	258,159
Cash collateral segregated on open forward foreign currency contracts	4,610,000	—	—
Receivable for investments sold	—	4,664,970	1,763,660
Receivable for Fund shares sold	—	195,990	—
Dividend and interest receivable	11,641,136	2,783,694	1,567,432
Cash collateral held at broker on open forward foreign currency contracts	—	17,787	—
Cash collateral held at broker on open futures contracts	553,589	1,689,313	—
Unrealized appreciation on open forward foreign currency contracts	3,268,793	1,957,838	—
Receivable for variation margin on open futures contracts	1,056,284	769,931	437,647
Synthetic futures, at value	—	846,906	—
Foreign tax reclaims receivable	143,215	58,412	1,007,376
Securities lending income receivable	9,960	13,400	16,071
Prepaid expenses	3,181	9,093	7,300

Total assets	681,704,045	1,133,067,051	928,234,226

Liabilities
Payable for investments purchased	4,150,142	4,324,263	2,489,666
Payable for TBA and when-issued securities purchased	3,429,850	—	—
Payable for variation margin on open futures contracts	—	123,517	—
Payable for Fund shares repurchased	80,000	60,007	54,500
Payable for closed synthetic futures contracts	—	168,030	—
Synthetic futures, at value	—	392,086	—
Cash collateral on open forward foreign currency contracts due to broker	1,000,000	—	—
Unrealized depreciation on open forward foreign currency contracts	3,477,339	2,049,334	—
Obligation to return securities lending collateral	21,465,843	8,417,141	4,305,160
Payable to affiliate for:
Advisory fees	429,491	759,096	592,153
Trustees fees	11,262	20,578	16,873
Payable for foreign capital gains tax	251,414	304,844	—
Accrued expenses	186,280	320,865	165,761

Total liabilities	34,481,621	16,939,761	7,624,113

Net assets	$647,222,424	$1,116,127,290	$920,610,113

172	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2018

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Net assets consist of:
Paid-in capital	$641,227,016	$880,995,404	$817,976,309
Accumulated undistributed (distributions in excess of) net investment income	16,141,517	(1,949,655)	(661,448)
Accumulated net realized gain (loss)	(11,753,152)	132,525,936	(766,738)
Net unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	1,607,043	104,555,605	104,061,990

Net assets	$647,222,424	$1,116,127,290	$920,610,113

Net assets attributable to:
Class Y-3 shares	$647,222,424	$1,116,127,290	$920,610,113

Shares outstanding:
Class Y-3	66,069,563	95,001,893	74,961,977

Net asset value per share:
Class Y-3	$9.80	$11.75	$12.28

(a) Investments, at cost	$654,322,277	$1,012,933,645	$817,298,465

(b) Foreign currency, at cost	$542,774	$2,361,036	$704,686

See accompanying Notes to the Financial Statements.	173

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2018

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Interest	$30,663	$80,742	$179,138	$25,846,077
Dividends	11,166,711	11,763,325	61,462,934	—
Securities lending income	96,753	396,238	680,030	65,925
Withholding taxes	(125,167)	(19,473)	(4,954,378)	(2,775)
Other income	7,866	33,026	2,020	44,927

Total investment income	11,176,826	12,253,858	57,369,744	25,954,154

Expenses:
Advisory fees	3,139,093	8,662,902	16,689,055	2,873,107
Custodian and fund accounting fees	169,571	182,422	1,151,691	316,696
Audit fees	61,070	71,156	183,336	104,235
Transfer agent fees	21,994	22,349	22,249	21,848
Legal fees	54,845	98,597	217,513	79,729
Trustees fees	33,276	55,191	133,279	47,553
Registration fees	8,905	24,672	15,966	24,051
Interest expense	—	—	10	—
Miscellaneous	83,375	101,229	297,769	106,948

Total expenses	3,572,129	9,218,518	18,710,868	3,574,167

Net investment income	7,604,697	3,035,340	38,658,876	22,379,987

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	102,112,973	113,792,115	283,705,746	636,466
Purchased option contracts	—	—	—	(320,028)
Swap contracts	—	—	—	5,900
Closed futures contracts	2,077,277	4,157,909	14,398,086	(1,039,395)
Written option contracts	—	—	—	157,878
Forward foreign currency contracts	—	—	122,300	—
Foreign currency related transactions	386	59	(67,359)	(11,460)

Net realized gain (loss)	104,190,636	117,950,083	298,158,773	(570,639)

Change in net unrealized appreciation (depreciation) on:
Investments	(11,925,378)	(2,417,491)	79,545,324	(9,644,642)
Purchased option contracts	—	—	—	2,072
TBA Sale Commitments	—	—	—	5,859
Swap contracts	—	—	—	718,196
Open futures contracts	(572,245)	(1,218,200)	(2,594,886)	588,751
Written option contracts	—	—	—	(1,800)
Forward foreign currency contracts	—	—	(123,227)	—
Foreign currency related translations	15	2,099	207,417	7,214

Change in net unrealized appreciation (depreciation)	(12,497,608)	(3,633,592)	77,034,628	(8,324,350)

Net realized and unrealized gain (loss)	91,693,028	114,316,491	375,193,401	(8,894,989)

Net increase in net assets resulting from operations	$99,297,725	$117,351,831	$413,852,277	$13,484,998

174	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2018

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Interest	$38,861,973	$240,408	$164,937
Dividends	29,345	41,516,076	25,724,922
Securities lending income	160,608	114,625	147,009
Withholding taxes	(450,685)	(4,422,869)	(1,238,586)
Other income	132,984	277	—

Total investment income	38,734,225	37,448,517	24,798,282

Expenses:
Advisory fees	4,833,867	11,275,103	8,446,764
Custodian and fund accounting fees	428,325	1,802,590	334,925
Audit fees	86,972	247,077	90,624
Transfer agent fees	22,267	23,473	21,753
Legal fees	55,937	135,880	109,641
Trustees fees	34,615	81,822	63,447
Registration fees	16,399	16,647	15,149
Interest expense	4,965	60,070	125
Miscellaneous	85,634	191,322	150,878

Total expenses	5,568,981	13,833,984	9,233,306

Net investment income	33,165,244	23,614,533	15,564,976

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(460,611)	240,440,627	60,323,222
In-kind redemptions	—	75,577,986	81,952,311
Closed futures contracts	1,494,242	27,176,024	9,205,761
Forward foreign currency contracts	7,247,205	(1,603,325)	—
Foreign currency related transactions	(1,104,368)	(226,938)	(84,123)

Net realized gain	7,176,468	341,364,374	151,397,171

Change in net unrealized appreciation (depreciation) on:
Investments	14,561,713	(47,645,580)	(16,367,262)
Open futures contracts	108,249	(1,883,941)	(1,393,799)
Forward foreign currency contracts	(875,636)	(74,546)	—
Foreign currency related translations	115,224	2,115,549	50,039

Change in net unrealized appreciation (depreciation)	13,909,550	(47,488,518)	(17,711,022)

Net realized and unrealized gain (loss)	21,086,018	293,875,856	133,686,149

Net increase in net assets resulting from operations	$54,251,262	$317,490,389	$149,251,125

See accompanying Notes to the Financial Statements.	175

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund		Mercer US Small/Mid Cap Equity Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,604,697	$6,011,362	$3,035,340	$3,352,783
Net realized gain (loss)	104,190,636	21,505,233	117,950,083	67,704,689
Change in net unrealized appreciation (depreciation)	(12,497,608)	75,394,273	(3,633,592)	112,674,843

Net increase in net assets resulting from operations	99,297,725	102,910,868	117,351,831	183,732,315

Distributions to shareholders from:
Net investment income
Class Y-3	(7,533,062)	(4,340,709)	(4,249,847)	(6,503,271)

Total distributions from net investment income	(7,533,062)	(4,340,709)	(4,249,847)	(6,503,271)

Net realized gains
Class Y-3	(64,942,314)	(16,932,342)	(90,627,480)	(22,642,529)

Total distributions from net realized gains	(64,942,314)	(16,932,342)	(90,627,480)	(22,642,529)

Net share transactions (See Note 7):
Class Y-3	(115,323,720)	218,161,247	(86,986,239)	390,443,708

Increase (decrease) in net assets resulting from net shares transactions	(115,323,720)	218,161,247	(86,986,239)	390,443,708

Net increase (decrease) in net assets	(88,501,371)	299,799,064	(64,511,735)	545,030,223
Net assets:
Beginning of year	601,058,991	301,259,927	972,455,786	427,425,563

End of year	$512,557,620	$601,058,991	$907,944,051	$972,455,786

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,244,427	$1,596,941	$(623)	$(884)

176	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$38,658,876	$37,553,915	$22,379,987	$20,075,933
Net realized gain (loss)	298,158,773	22,455,558	(570,639)	862,609
Change in net unrealized appreciation (depreciation)	77,034,628	155,153,562	(8,324,350)	(9,988,310)

Net increase in net assets resulting from operations	413,852,277	215,163,035	13,484,998	10,950,232

Distributions to shareholders from:
Net investment income
Class Y-3	(45,496,553)	(37,187,651)	(19,914,504)	(21,073,131)

Total distributions from net investment income	(45,496,553)	(37,187,651)	(19,914,504)	(21,073,131)

Net realized gains
Class Y-3	(125,293,638)	—	—	(8,462,989)

Total distributions from net realized gains	(125,293,638)	—	—	(8,462,989)

Net share transactions (See Note 7):
Class Y-3	(354,867,675)	151,494,721	98,773,232	313,880

Increase (decrease) in net assets resulting from net shares transactions	(354,867,675)	151,494,721	98,773,232	313,880

Net increase (decrease) in net assets	(111,805,589)	329,470,105	92,343,726	(18,272,008)
Net assets:
Beginning of year	2,271,104,375	1,941,634,270	765,602,975	783,874,983

End of year	$2,159,298,786	$2,271,104,375	$857,946,701	$765,602,975

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(502,673)	$(1,107,717)	$6,112,251	$3,400,638

See accompanying Notes to the Financial Statements.	177

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$33,165,244	$28,430,898	$23,614,533	$19,614,437
Net realized gain (loss)	7,176,468	(23,937,398)	341,364,374	4,480,393
Change in net unrealized appreciation (depreciation)	13,909,550	41,657,609	(47,488,518)	177,622,353

Net increase in net assets resulting from operations	54,251,262	46,151,109	317,490,389	201,717,183

Distributions to shareholders from:
Net investment income
Class Y-3	(23,966,710)	—	(36,403,991)	(26,250,811)

Total distributions from net investment income	(23,966,710)	—	(36,403,991)	(26,250,811)

Net share transactions (See Note 7):
Class Y-3	58,079,251	98,445,823	(646,948,904)	156,387,071

Increase (decrease) in net assets resulting from net shares transactions	58,079,251	98,445,823	(646,948,904)	156,387,071

Net increase (decrease) in net assets	88,363,803	144,596,932	(365,862,506)	331,853,443
Net assets:
Beginning of year	558,858,621	414,261,689	1,481,989,796	1,150,136,353

End of year	$647,222,424	$558,858,621	$1,116,127,290	$1,481,989,796

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$16,141,517	$4,387,125	$(1,949,655)	$10,803,027

178	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,564,976	$14,491,313
Net realized gain (loss)	151,397,171	33,621,829
Change in net unrealized appreciation (depreciation)	(17,711,022)	66,569,212

Net increase in net assets resulting from operations	149,251,125	114,682,354

Distributions to shareholders from:
Net investment income
Class Y-3	(18,085,932)	(12,612,013)

Total distributions from net investment income	(18,085,932)	(12,612,013)

Net realized gains
Class Y-3	(128,437,108)	(28,619,153)

Total distributions from net realized gains	(128,437,108)	(28,619,153)

Net share transactions (See Note 7):
Class Y-3	(331,977,749)	224,023,068

Increase (decrease) in net assets resulting from net shares transactions	(331,977,749)	224,023,068

Net increase (decrease) in net assets	(329,249,664)	297,474,256
Net assets:
Beginning of year	1,249,859,777	952,385,521

End of year	$920,610,113	$1,249,859,777

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(661,448)	$3,071,515

See accompanying Notes to the Financial Statements.	179

Mercer US Large Cap Equity Fund

Financial Highlights

	Year Ended 03/31/18	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.61	$9.34		$11.11		$13.16		$13.56

Net investment income†	0.14	0.11	(a)	0.04		0.05		0.07
Net realized and unrealized gain (loss) on investments	1.68	1.54		(0.43)		1.63		3.11

Total from investment operations	1.82	1.65		(0.39)		1.68		3.18

Less dividends and distributions:
From net investment income	(0.16)	(0.08)		(0.05)		(0.04)		(0.09)
From net realized gain on investments	(1.42)	(0.30)		(1.33)		(3.69)		(3.49)

Total dividends and distributions	(1.58)	(0.38)		(1.38)		(3.73)		(3.58)

Net asset value at end of year	$10.85	$10.61		$9.34		$11.11		$13.16

Total investment return	17.26%	17.74%		(4.09)%		13.63	%(b)	23.99	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.28%	1.14	%(a)	0.33%		0.37%		0.48%
Net expenses to average daily net assets	0.60%	0.61	%(d)	0.63	%(c)	0.60	%(c)	0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.60%	0.61%		0.63	%(c)	0.63	%(c)	0.63%
Portfolio turnover rate	64%	84%		66%		118%		50%
Net assets at end of year (in 000’s)	$512,558	$601,059		$301,260		$362,698		$358,862

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

180	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/18	Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.12	$10.30		$12.23		$12.44		$11.94

Net investment income (loss)†	0.04	0.04	(a)	(0.02)		(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	1.46	2.13		(1.28)		1.32		2.63

Total from investment operations	1.50	2.17		(1.30)		1.29		2.61

Less dividends and distributions:
From net investment income	(0.06)	(0.08)		—		—		—
From net realized gain on investments	(1.27)	(0.27)		(0.63)		(1.50)		(2.11)

Total dividends and distributions	(1.33)	(0.35)		(0.63)		(1.50)		(2.11)

Net asset value at end of year	$12.29	$12.12		$10.30		$12.23		$12.44

Total investment return	12.64%	21.24%		(10.78)%		11.11	%(b)	22.34	%(b)

Ratios/Supplemental Data:
Net investment income (loss) to average net assets	0.31%	0.40	%(a)	(0.18)%		(0.25)%		(0.17)%
Net expenses to average daily net assets	0.95%	0.97	%(d)	0.98	%(c)	0.98	%(c)	0.97%
Total expenses (before reductions and reimbursements) to average daily net assets	0.95%	0.97%		0.98	%(c)	0.99	%(c)	0.99%
Portfolio turnover rate	49%	106%		68%		75%		67%
Net assets at end of year (in 000’s)	$907,944	$972,456		$427,426		$470,893		$397,360

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	181

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/18		Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.44		$9.61		$10.64		$11.92		$10.58

Net investment income†	0.19		0.18	(a)	0.16		0.19		0.29
Net realized and unrealized gain (loss) on investments	1.75		0.83		(0.76)		(0.22)		1.94

Total from investment operations	1.94		1.01		(0.60)		(0.03)		2.23

Less dividends and distributions:
From net investment income	(0.23)		(0.18)		(0.17)		(0.27)		(0.33)
From net realized gain on investments	(0.64)		—		(0.26)		(0.98)		(0.56)

Total dividends and distributions	(0.87)		(0.18)		(0.43)		(1.25)		(0.89)

Net asset value at end of year	$11.51		$10.44		$9.61		$10.64		$11.92

Total investment return	18.80%		10.62%		(5.64)%		0.19	%(b)	21.48	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.64%		1.81	%(a)	1.60%		1.72%		2.52%
Net expenses to average daily net assets	0.79	%(c)	0.82	%(c)(d)	0.83	%(c)	0.84	%(c)	0.85%
Total expenses (before reductions and reimbursements) to average daily net assets	0.79	%(c)	0.81	%(c)	0.83	%(c)	0.84	%(c)	0.86%
Portfolio turnover rate	81%		81%		109%		101%		95	%(e)
Net assets at end of year (in 000’s)	$2,159,299		$2,271,104		$1,941,634		$2,072,981		$1,881,476

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and is 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
(e)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
†	Computed using average shares outstanding throughout the year.

182	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/18		Year Ended 03/31/17		Year Ended 03/31/16	Year Ended 03/31/15		Year Ended 03/31/14
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.96		$10.15		$10.43	$10.42		$10.68

Net investment income†	0.27		0.25	(a)	0.29	0.28		0.24
Net realized and unrealized gain (loss) on investments	(0.09)		(0.09)		(0.17)	0.28		(0.19)

Total from investment operations	0.18		0.16		0.12	0.56		0.05

Less dividends and distributions:
From net investment income	(0.24)		(0.25)		(0.30)	(0.33)		(0.25)
From net realized gain on investments	—		(0.10)		(0.10)	(0.22)		(0.06)

Total dividends and distributions	(0.24)		(0.35)		(0.40)	(0.55)		(0.31)

Net asset value at end of year	$9.90		$9.96		$10.15	$10.43		$10.42

Total investment return	1.80%		1.58%		1.26%	5.43	%(b)	0.44	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	2.71%		2.43	%(a)	2.80%	2.66%		2.32%
Net expenses to average daily net assets	0.43%		0.43	%(c)(d)	0.42%	0.40%		0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.43%		0.43	%(c)	0.42%	0.42%		0.43%
Portfolio turnover rate	113	%(f)	151%		88%	192%		187	%(e)
Net assets at end of year (in 000’s)	$857,947		$765,603		$783,875	$892,649		$1,076,439

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.
(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 81% for the year.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	183

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/18		Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Period Ended 03/31/14(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.31		$8.44		$9.13		$10.43		$10.00

Net investment income†	0.53		0.51	(b)	0.54		0.56		0.34
Net realized and unrealized gain (loss) on investments	0.33		0.36		(1.12)		(1.32)		0.35

Total from investment operations	0.86		0.87		(0.58)		(0.76)		0.69

Less dividends and distributions:
From net investment income	(0.37)		—		(0.07)		(0.47)		(0.22)
From net realized gain on investments	—		—		(0.04)		(0.07)		(0.04)

Total dividends and distributions	(0.37)		—		(0.11)		(0.54)		(0.26)

Net asset value at end of year	$9.80		$9.31		$8.44		$9.13		$10.43

Total investment return	9.42%		10.31	%(c)	(6.25	)%(c)	(7.36	)%(c)	7.00	%(c)**

Ratios/Supplemental Data:
Net investment income to average net assets	5.49%		5.75	%(b)	6.28%		5.55%		5.52	%*
Net expenses to average daily net assets	0.92	%(d)	0.94	%(d)(e)	0.90	%(d)	0.90	%(d)	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	0.92	%(d)	0.94	%(d)	0.95	%(d)	0.97	%(d)	1.17	%*
Portfolio turnover rate	72%		55%		53%		58%		28	%**
Net assets at end of year (in 000’s)	$647,222		$558,859		$414,262		$395,939		$260,581

(a)	The Fund commenced operations on August 21, 2013.
(b)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(c)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(d)	Includes interest expense that amounts to less than 0.01%.
(e)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

184	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/18		Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.77		$8.59		$9.88		$9.99		$10.49

Net investment income†	0.18		0.14	(a)	0.16		0.17		0.18
Net realized and unrealized gain (loss) on investments	2.05		1.22		(1.36)		(0.09)		(0.46)

Total from investment operations	2.23		1.36		(1.20)		0.08		(0.28)

Less dividends and distributions:
From net investment income	(0.25)		(0.18)		(0.09)		(0.19)		(0.19)
From net realized gain on investments	—		—		—		—		(0.03)

Total dividends and distributions	(0.25)		(0.18)		(0.09)		(0.19)		(0.22)

Net asset value at end of year	$11.75		$9.77		$8.59		$9.88		$9.99

Total investment return	22.92%		16.14%		(12.06)%		0.81	%(b)	(2.61	)%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.62%		1.52	%(a)	1.79%		1.66%		1.77%
Net expenses to average daily net assets	0.95	%(c)	1.00	%(c)(d)	1.00	%(c)	0.98	%(c)	0.95	%(c)
Total expenses (before reductions and reimbursements) to average daily net assets	0.95	%(c)	0.99	%(c)	1.00	%(c)	1.00	%(c)	1.04	%(c)
Portfolio turnover rate	93%		89%		66%		46%		64%
Net assets at end of year (in 000’s)	$1,116,127		$1,481,990		$1,150,136		$1,087,355		$862,923

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	185

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/18		Year Ended 03/31/17		Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.62		$11.81		$12.11		$12.27		$11.19

Net investment income†	0.18		0.16	(a)	0.15		0.15		0.14
Net realized and unrealized gain on investments	1.39		1.11		0.33		0.54		1.45

Total from investment operations	1.57		1.27		0.48		0.69		1.59

Less dividends and distributions:
From net investment income	(0.18)		(0.14)		(0.14)		(0.19)		(0.16)
From net realized gain on investments	(1.73)		(0.32)		(0.64)		(0.66)		(0.35)

Total dividends and distributions	(1.91)		(0.46)		(0.78)		(0.85)		(0.51)

Net asset value at end of year	$12.28		$12.62		$11.81		$12.11		$12.27

Total investment return	12.47%		11.02%		4.13%		5.80	%(b)	14.40	%(b)

Ratios/Supplemental Data:
Net investment income to average net assets	1.35%		1.34	%(a)	1.23%		1.25%		1.20%
Net expenses to average daily net assets	0.80	%(c)	0.81	%(c)	0.82	%(c)	0.85	%(c)	0.85%
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.80	%(c)	0.81	%(c)	0.82	%(c)	0.84	%(c)	0.84%
Portfolio turnover rate	36%		55%		31%		84%		46%
Net assets at end of year (in 000’s)	$920,610		$1,249,860		$952,386		$819,052		$742,641

(a)	Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.

186	See accompanying Notes to the Financial Statements.

Mercer Funds

Notes to the Financial Statements

March 31, 2018

1.	Organization

Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investment Management, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as diversified.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2018, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standard’s update to the Funds.

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”), TBA commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2018. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2018.

At March 31, 2018, Large Cap and Small/Mid Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, Futures Contracts and State Street Institutional U.S. Government Money Market Fund, Premier Class whose value was determined using Level 1 inputs and short-term investment positions in a Euro Time Deposit and a United States Treasury Bill, as shown in the schedule of investments, whose value was determined using Level 2 inputs.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2018 in valuing the assets and liabilities of Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$87,865,240	$—		$87,865,240
Austria	—	21,848,006	—		21,848,006
Belgium	5,756,898	22,541,149	—		28,298,047
Bermuda	—	4,581,831	—		4,581,831
Brazil	20,337,542	—	—		20,337,542
Canada	26,028,243	—	—		26,028,243
Cayman Islands	12,775,099	25,848,794	—		38,623,893
China	—	2,606,840	—		2,606,840
Denmark	—	24,398,179	—		24,398,179
Finland	—	19,517,757	—		19,517,757
France	—	154,302,246	—		154,302,246
Germany	2,435,504	184,542,212	—		186,977,716
Gibraltar	—	311,860	—		311,860
Hong Kong	—	40,216,730	—		40,216,730
Hungary	—	2,516,002	—		2,516,002
India	—	7,725,374	—		7,725,374
Indonesia	—	10,428,123	—		10,428,123
Ireland	12,106,008	6,996,291	—		19,102,299
Israel	4,201,387	2,065,443	—		6,266,830
Italy	—	38,531,301	—		38,531,301
Japan	506,305,877	—	—		506,305,877
Luxembourg	—	12,028,320	—		12,028,320
Malaysia	3,143,456	—	—		3,143,456
Mexico	—	7,270,777	—		7,270,777
Netherlands	11,484,734	62,911,998	—		74,396,732
New Zealand	—	2,782,004	—		2,782,004
Norway	—	13,149,035	—		13,149,035
Philippines	—	782,462	—		782,462
Poland	—	1,231,155	—		1,231,155
Portugal	—	9,500,641	0	**	9,500,641
Russia	2,014,302	4,017,471	—		6,031,773
Singapore	—	9,602,552	—		9,602,552
South Korea	7,714,098	—	—		7,714,098
Spain	—	27,841,033	0	**	27,841,033
Sweden	1,025,357	33,377,347	—		34,402,704
Switzerland	—	145,674,370	—		145,674,370
Taiwan	23,702,649	—	—		23,702,649
Thailand	2,843,184	—	—		2,843,184
Turkey	1,254,740	—	—		1,254,740

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
United Kingdom	$8,974,774	$264,972,592	$—	$273,947,366
United States	45,608,936	—	—	45,608,936

Total Common Stocks	697,712,788	1,251,985,135	0	1,949,697,923

Investment Companies
United States	19,986,105	—	—	19,986,105

Total Investment Companies	19,986,105	—	—	19,986,105

Preferred Stocks
Brazil	1,952,574	—	—	1,952,574
Germany	—	19,776,963	—	19,776,963

Total Preferred Stocks	1,952,574	19,776,963	—	21,729,537

Rights
United Kingdom	75,086	—	—	75,086

Total Rights	75,086	—	—	75,086

Short-Term Investments
Bank Deposits	—	152,762,482	—	152,762,482
Mutual Fund - Securities Lending Collateral	51,739,136	—	—	51,739,136
U.S. Government and Agency Obligations	—	3,299,554	—	3,299,554

Total Short-Term Investments	51,739,136	156,062,036	—	207,801,172

Forward Foreign Currency Contracts†	—	2,518	—	2,518

Total Forward Foreign Currency Contracts	—	2,518	—	2,518

Total	$771,465,689	$1,427,826,652	$0	$2,199,292,341

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(2,027,504)	$—	$—	$(2,027,504)

Total Futures Contracts	(2,027,504)	—	—	(2,027,504)

Forward Foreign Currency Contracts†	—	(107,338)	—	(107,338)

Total Forward Foreign Currency Contracts	—	(107,338)	—	(107,338)

Total	$(2,027,504)	$(107,338)	$—	$(2,134,842)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2018.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin on Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$106,862,139	$—		$106,862,139
Corporate Debt	—	307,966,432	0	**	307,966,432
Mortgage Backed Securities - Private Issuers	—	86,907,891	—		86,907,891
Mortgage Backed Securities - U.S. Government Agency Obligations	—	210,633,171	—		210,633,171
Municipal Obligations	—	9,820,503	—		9,820,503
Sovereign Debt Obligations	—	9,156,959	—		9,156,959
U.S. Government and Agency Obligations	—	119,255,803	—		119,255,803

Total Debt Obligations	—	850,602,898	0		850,602,898

Short-Term Investments
Bank Deposits	—	15,479,973	—		15,479,973
Mutual Fund - Securities Lending Collateral	17,738,370	—	—		17,738,370

Total Short-Term Investments	17,738,370	15,479,973	—		33,218,343

Futures Contracts†
Buys	895,264	—	—		895,264
Sales	96,072	—	—		96,072

Total Futures Contracts	991,336	—	—		991,336

Swaps
Centrally Cleared Interest Rate Swaps†	—	1,260,806	—		1,260,806

Total Swaps	—	1,260,806	—		1,260,806

Total	$18,729,706	$867,343,677	$0		$886,073,383

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Sales	$(187,229)	$—	$—	$(187,229)

Total Futures Contracts	(187,229)	—	—	(187,229)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(316,416)	—	(316,416)

Total Swaps	—	(316,416)	—	(316,416)

Total	$(187,229)	$(316,416)	$—	$(503,645)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2018.
†	Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin on Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Corporate Debt	$—	$268,117,966	$0	**	$268,117,966
Sovereign Debt Obligations	—	340,055,641	—		340,055,641

Total Debt Obligations	—	608,173,607	0		608,173,607

Common Stocks
Diversified Financial Services	—	—	0	**	—
Oil & Gas	2,404,405	147,830	—		2,552,235
Transportation	—	1	—		1

Total Common Stocks	2,404,405	147,831	0		2,552,236

Convertible Preferred Stock
Oil & Gas	—	373,694	—		373,694

Total Convertible Preferred Stock	—	373,694	—		373,694

Warrants
Oil & Gas	—	1,943	—		1,943

Total Warrants	—	1,943	—		1,943

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Bank Deposits	$—	$16,415,519	$—	$16,415,519
Mutual Fund - Securities Lending Collateral	21,465,843	—	—	21,465,843
Sovereign Debt Obligations	—	7,300,747	—	7,300,747

Total Short-Term Investments	21,465,843	23,716,266	—	45,182,109

Futures Contracts†
Buys	144,173	—	—	144,173
Sales	936	—	—	936

Total Futures Contracts	145,109	—	—	145,109

Forward Foreign Currency Contracts†	—	3,268,793	—	3,268,793

Total Forward Foreign Currency Contracts	—	3,268,793	—	3,268,793

Total	$24,015,357	$635,682,134	$0	$659,697,491

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(55,832)	$—	$—	$(55,832)
Sales	(90,468)	—	—	(90,468)

Total Futures Contracts	(146,300)	—	—	(146,300)

Forward Foreign Currency Contracts†	—	(3,477,339)	—	(3,477,339)

Total Forward Foreign Currency Contracts	—	(3,477,339)	—	(3,477,339)

Total	$(146,300)	$(3,477,339)	$—	$(3,623,639)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2018.
†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin on Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$3,721,786	$—	$—	$3,721,786
Australia	—	4,636,880	—	4,636,880
Bermuda	5,826,300	6,222,319	—	12,048,619
Brazil	62,581,549	—	—	62,581,549
British Virgin Islands	791,609	—	—	791,609
Cayman Islands	47,781,628	80,507,533	—	128,289,161
Chile	17,661,315	—	—	17,661,315
China	622,179	84,055,725	—	84,677,904
Colombia	50,424	822,580	—	873,004
Cyprus	—	1,211,547	—	1,211,547
Czech Republic	—	3,726,355	—	3,726,355
Egypt	—	2,921,351	—	2,921,351
France	—	2,288,687	—	2,288,687
Greece	—	1,070,367	—	1,070,367
Hong Kong	—	51,325,726	—	51,325,726
Hungary	—	5,132,125	—	5,132,125
India	6,625,282	102,067,425	—	108,692,707
Indonesia	—	25,673,326	—	25,673,326
Isle of Man	—	246,725	—	246,725
Japan	1,971,960	—	—	1,971,960
Luxembourg	—	239,284	—	239,284
Malaysia	17,798,186	—	—	17,798,186
Mexico	6,349,243	24,282,250	—	30,631,493
Netherlands	4,638,097	4,707,329	—	9,345,426
Nigeria	—	1,796,464	—	1,796,464
Philippines	—	6,979,622	—	6,979,622
Poland	—	8,009,114	—	8,009,114
Qatar	—	701,622	—	701,622
Russia	7,652,088	8,515,638	—	16,167,726
Singapore	—	3,826,223	—	3,826,223
South Africa	820,325	76,574,386	—	77,394,711
South Korea	128,451,075	—	—	128,451,075
Spain	—	52,296	—	52,296
Switzerland	—	1,168,994	—	1,168,994
Taiwan	108,116,836	—	—	108,116,836
Thailand	20,611,092	12,206,184	—	32,817,276
Turkey	10,858,538	—	—	10,858,538
United Arab Emirates	—	1,260,646	—	1,260,646
United Kingdom	—	11,056,788	—	11,056,788
United States	17,917,923	—	—	17,917,923

Total Common Stocks	470,847,435	533,285,511	—	1,004,132,946

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stocks
Brazil	$20,193,863	$—	$—	$20,193,863
Colombia	—	246,490	—	246,490
Germany	—	1,100,906	—	1,100,906

Total Preferred Stocks	20,193,863	1,347,396	—	21,541,259

Rights
South Korea	57,783	—	—	57,783

Total Rights	57,783	—	—	57,783

Short-Term Investments
Bank Deposits	—	74,518,086	—	74,518,086
Investment Fund	6,061,741	—	—	6,061,741
Mutual Fund - Securities Lending Collateral	8,417,141	—	—	8,417,141
U.S. Government and Agency Obligations	—	2,397,644	—	2,397,644

Total Short-Term Investments	14,478,882	76,915,730	—	91,394,612

Futures Contracts†
Buys	54,049	—	—	54,049
Sales	968,711	—	—	968,711

Total Futures Contracts	1,022,760	—	—	1,022,760

Synthetic Futures
Long	—	846,906	—	846,906

Total Synthetic Futures	—	846,906	—	846,906

Forward Foreign Currency Contracts†	—	1,957,838	—	1,957,838

Total Forward Foreign Currency Contracts	—	1,957,838	—	1,957,838

Total	$506,600,723	$614,353,381	$—	$1,120,954,104

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(559,223)	$—	$—	$(559,223)
Sales	(177,224)	—	—	(177,224)

Total Futures Contracts	(736,447)	—	—	(736,447)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Synthetic Futures
Long	$—	$(392,086)	$—	$(392,086)

Total Synthetic Futures	—	(392,086)	—	(392,086)

Forward Foreign Currency Contracts†	—	(2,049,334)	—	(2,049,334)

Total Forward Foreign Currency Contracts	—	(2,049,334)	—	(2,049,334)

Total	$(736,447)	$(2,441,420)	$—	$(3,177,867)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin on Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$9,843,208	$—	$9,843,208
Austria	—	5,886,844	—	5,886,844
Bahamas	—	32,194	—	32,194
Belgium	—	3,899,052	—	3,899,052
Bermuda	8,607,797	2,278,339	—	10,886,136
Canada	29,256,795	—	—	29,256,795
Cayman Islands	—	497,134	—	497,134
Denmark	—	3,023,253	—	3,023,253
Finland	—	5,329,936	—	5,329,936
France	—	19,450,117	—	19,450,117
Germany	—	22,063,864	—	22,063,864
Hong Kong	—	10,843,842	—	10,843,842
Ireland	4,889,254	611,999	—	5,501,253
Israel	—	6,260,720	—	6,260,720
Italy	—	2,630,883	—	2,630,883
Japan	47,088,815	—	—	47,088,815
Liberia	977,006	—	—	977,006
Luxembourg	983,290	3,314,771	—	4,298,061
Netherlands	3,405,912	1,697,620	—	5,103,532
New Zealand	—	5,731,046	—	5,731,046
Norway	—	6,972,909	—	6,972,909
Panama	1,666,322	—	—	1,666,322
Portugal	—	268,712	—	268,712
Puerto Rico	649,272	—	—	649,272

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Singapore	$—	$7,405,851	$—	$7,405,851
Spain	—	1,275,245	—	1,275,245
Sweden	—	12,405,748	—	12,405,748
Switzerland	93,824	47,376,113	—	47,469,937
United Kingdom	3,239,643	44,886,871	—	48,126,514
United States	482,292,383	—	—	482,292,383

Total Common Stocks	583,150,313	223,986,271	—	807,136,584

Investment Companies
United Kingdom	—	393,701	—	393,701

Total Investment Companies	—	393,701	—	393,701

Preferred Stocks
Germany	—	1,242,875	—	1,242,875
Japan	158,285	—	—	158,285
Sweden	—	97,740	—	97,740

Total Preferred Stocks	158,285	1,340,615	—	1,498,900

Short-Term Investments
Bank Deposits	—	106,985,801	—	106,985,801
Mutual Fund - Securities Lending Collateral	4,305,160	—	—	4,305,160
U.S. Government and Agency Obligations	—	2,149,710	—	2,149,710

Total Short-Term Investments	4,305,160	109,135,511	—	113,440,671

Futures Contracts†
Buys	10,195	—	—	10,195

Total Futures Contracts	10,195	—	—	10,195

Total	$587,623,953	$334,856,098	$—	$922,480,051

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(1,130,596)	$—	$—	$(1,130,596)

Total Futures Contracts	(1,130,596)	—	—	(1,130,596)

Total	$(1,130,596)	$—	$—	$(1,130,596)

†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin on Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

The following tables show transfers between Level 1 and Level 2 of the fair value hierarchy:

Non-US Core Equity

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$—	$1,007,533,280	*	$1,007,533,280	*	$—

Opportunistic Fixed

	Transfers In			Transfers Out
	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Common Stocks	$478,314	**	$—	$—	$478,314	**

Emerging Markets

	Transfers In				Transfers Out
	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$5,795,921	**	$346,793,329	*	$346,793,329	*	$5,795,921	**

Global Low Volatility

	Transfers In				Transfers Out
	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$50,113	**	$161,216,085	*	$161,216,085	*	$50,113	**

*	Transfers occurred between Level 1 and Level 2 as a result of foreign securities not receiving an exchange traded price.
**	Transfers occurred between Level 1 and Level 2 as a result of foreign securities receiving an exchange traded price.

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Investments in Derivative Instruments

At March 31, 2018 and during the period then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$(574,889)	$(574,889)

Total Value	$(574,889)	$(574,889)

NET REALIZED GAIN (LOSS)
	Equity Risk	Total
Futures Contracts(5)	$2,077,277	$2,077,277

Total Realized Gain (Loss)	$2,077,277	$2,077,277

CHANGE IN APPRECIATION (DEPRECIATION)
	Equity Risk	Total
Futures Contracts(10)	$(572,245)	$(572,245)

Total Change in Appreciation (Depreciation)	$(572,245)	$(572,245)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Equity Risk	Total
Futures Contracts	88	88

Small/Mid Cap

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$(982,678)	$(982,678)

Total Value	$(982,678)	$(982,678)

NET REALIZED GAIN (LOSS)
	Equity Risk	Total
Futures Contracts(5)	$4,157,909	$4,157,909

Total Realized Gain (Loss)	$4,157,909	$4,157,909

CHANGE IN APPRECIATION (DEPRECIATION)
	Equity Risk	Total
Futures Contracts(10)	$(1,218,200)	$(1,218,200)

Total Change in Appreciation (Depreciation)	$(1,218,200)	$(1,218,200)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Equity Risk	Total
Futures Contracts	286	286

Non-US Core Equity

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Forward Foreign Currency Contracts(1)	$2,518	$—	$2,518

Total Value	$2,518	$	$2,518

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Forward Foreign Currency Contracts(3)	$(107,338)	$—	$(107,338)
Futures Contracts(2)	—	(2,027,504)	(2,027,504)

Total Value	$(107,338)	$(2,027,504)	$(2,134,842)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(5)	$—	$14,398,086	$14,398,086
Forward Foreign Currency Contracts(4)	122,300	—	122,300

Total Realized Gain (Loss)	$122,300	$14,398,086	$14,520,386

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(10)	$—	$(2,594,886)	$(2,594,886)
Forward Foreign Currency Contracts(9)	(123,227)	—	(123,227)

Total Change in Appreciation (Depreciation)	$(123,227)	$(2,594,886)	$(2,718,113)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	—	805	805
Forward Foreign Currency Contracts	(15,288,738)	—	(15,288,738)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Core Fixed

ASSET DERIVATIVES
	Credit Risk	Interest Rate Risk	Total
Futures Contracts(2)	$—	$991,336	$991,336
Centrally Cleared Swap Contracts**	—	1,260,806	1,260,806

Total Value	$—	$2,252,142	$2,252,142

LIABILITY DERIVATIVES
	Credit Risk	Interest Rate Risk	Total
Futures Contracts(2)	$—	$(187,229)	$(187,229)
Centrally Cleared Swap Contracts**	—	(316,416)	(316,416)

Total Value	$—	$(503,645)	$(503,645)

NET REALIZED GAIN (LOSS)
	Credit Risk	Interest Rate Risk	Total
Options Purchased(6)	$—	$(320,028)	$(320,028)
Options Written(7)	—	157,878	157,878
Swaps Contracts(8)	(51,022)	56,922	5,900
Futures Contracts(5)	—	(1,039,395)	(1,039,395)

Total Realized Gain (Loss)	$(51,022)	$(1,144,623)	$(1,195,645)

CHANGE IN APPRECIATION (DEPRECIATION)
	Credit Risk	Interest Rate Risk	Total
Options Purchased(11)	$—	$2,072	$2,072
Options Written(12)	—	(1,800)	(1,800)
Swaps Contracts(13)	26,705	691,491	718,196
Futures Contracts(10)	—	588,751	588,751

Total Change in Appreciation (Depreciation)	$26,705	$1,280,514	$1,307,219

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Credit Risk	Interest Rate Risk	Total
Options Purchased	—	267,571	267,571
Options Written	—	(288,833)	(288,833)
Swaps Contracts	17,000,000	93,533,167	110,533,167
Futures Contracts	—	814	814

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Opportunistic Fixed

ASSET DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts(2)	$—	$145,109	$145,109
Forward Foreign Currency Contracts(1)†	3,268,793	—	3,268,793

Total Value	$3,268,793	$145,109	$3,413,902

LIABILITY DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Forward Foreign Currency Contracts(3)†	$(3,477,339)	$—	$(3,477,339)
Futures Contracts(2)	—	(146,300)	(146,300)

Total Value	$(3,477,339)	$(146,300)	$(3,623,639)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts(5)	$—	$1,494,242	$1,494,242
Forward Foreign Currency Contracts(4)†	7,247,205	—	7,247,205

Total Realized Gain (Loss)	$7,247,205	$1,494,242	$8,741,447

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts(10)	$—	$108,249	$108,249
Forward Foreign Currency Contracts(9)†	(875,636)	—	(875,636)

Total Change in Appreciation (Depreciation)	$(875,636)	$108,249	$(767,387)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts	—	2,345	2,345
Forward Foreign Currency Contracts†	13,971,420	—	13,971,420

Emerging Markets

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)††	$—	$1,869,666	$1,869,666
Forward Foreign Currency Contracts(1)	1,957,838	—	1,957,838

Total Value	$1,957,838	$1,869,666	$3,827,504

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Forward Foreign Currency Contracts(3)	$(2,049,334)	$—	$(2,049,334)
Futures Contracts(2)††	—	(1,128,533)	(1,128,533)

Total Value	$(2,049,334)	$(1,128,533)	$(3,177,867)

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(5)††	$—	$27,176,024	$27,176,024
Forward Foreign Currency Contracts(4)	(1,603,325)	—	(1,603,325)

Total Realized Gain (Loss)	$(1,603,325)	$27,176,024	$25,572,699

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(10)††	$—	$(1,883,941)	$(1,883,941)
Forward Foreign Currency Contracts(9)	(74,546)	—	(74,546)

Total Change in Appreciation (Depreciation)	$(74,546)	$(1,883,941)	$(1,958,487)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	—	16,861,138	16,861,138
Forward Foreign Currency Contracts	34,099,690	—	34,099,690

Global Low Volatility

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$10,195	$—	$10,195

Total Value	$10,195	$—	$10,195

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$(1,130,596)	$(1,130,596)

Total Value	$—	$(1,130,596)	$(1,130,596)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

NET REALIZED GAIN (LOSS)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(5)	$116,472	$9,089,289	$9,205,761

Total Realized Gain (Loss)	$116,472	$9,089,289	$9,205,761

CHANGE IN APPRECIATION (DEPRECIATION)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(10)	$(7,739)	$(1,386,060)	$(1,393,799)

Total Change in Appreciation (Depreciation)	$(7,739)	$(1,386,060)	$(1,393,799)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(14)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	20	366	386

**	Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
†	Includes Cross Currency Foreign Currency Contracts.
††	Includes Synthetic Futures.
(1)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(2)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. Synthetic futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(3)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(4)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts.
(5)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(6)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Purchased option contracts.
(7)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(8)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(9)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts.
(10)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(11)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Purchased option contracts.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

(12)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(13)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(14)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the time period that the Fund held such derivatives during the year ended March 31, 2018.

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2018.

Non-US Core Equity

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Morgan Stanley Capital	$2,518	$—	$—	$2,518

	$2,518	$—	$—	$2,518

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Pledged*	Net Amount of Derivative Assets(b)
State Street Bank and Trust	$(107,338)	$—	$—	$(107,338)

	$(107,338)	$—	$—	$(107,338)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A.	$891,534	$(891,534)	$—	$—
Deutsche Bank AG London	98,407	—	(98,407)	—
Goldman Sachs International	1,153,927	(294,549)	—	859,378
HSBC Bank plc	60,370	—	—	60,370
JPMorgan Chase Bank N.A. London	953,263	(138,423)	(814,840)	—
Standard Chartered Bank	111,292	(111,292)	—	—

	$3,268,793	$(1,435,798)	$(913,247)	$919,748

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Pledged*	Net Amount of Derivative Assets(b)
Citibank N.A.	$(2,678,889)	$891,534	$1,460,000	$(327,355)
Goldman Sachs International	(294,549)	294,549	—	—
JPMorgan Chase Bank N.A. London	(138,423)	138,423	—	—
Standard Chartered Bank	(365,478)	111,292	254,186	—

	$(3,477,339)	$1,435,798	$1,714,186	$(327,355)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Emerging Markets

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A. London	$1,957,838	$(1,957,838)	$—	$—
Goldman Sachs International	846,906	(392,086)	—	454,820

	$2,804,744	$(2,349,924)	$—	$454,820

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Cash Collateral Pledged*	Net Amount of Derivative Assets(b)
Citibank N.A. London	$(2,049,334)	$1,957,838	$17,787	$(73,709)
Goldman Sachs International	(392,086)	392,086	—	—

	$(2,441,420)	$2,349,924	$17,787	$(73,709)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2018. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2018 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$17,925,982	$2,508,628	$15,817,382
Small/Mid Cap	95,420,909	15,377,859	80,924,997
Non-US Core Equity	63,600,715	51,739,136	14,674,720
Core Fixed	40,079,819	17,738,370	23,155,245
Opportunistic Fixed	21,009,625	21,465,843	—
Emerging Markets	23,443,044	8,417,141	15,798,771
Global Low Volatility	21,014,493	4,305,160	17,295,482

For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2018, with a contractual maturity of overnight and continuous.

For Core Fixed and Opportunistic Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in each Fund’s Schedule of Investments at March 31, 2018, with a contractual maturity of overnight and continuous.

(e)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statement of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

(including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, a regulatory framework for certain OTC derivatives, such as swaps was enacted. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or swap participants, and are subject to certain minimum capital and margin requirements and business conduct standards.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty.

The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2018, Core Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed Schedule of Investments for a listing of open swap agreements as of March 31, 2018.

(f)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts,

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a swap transaction and uses equity index swaps on equity index futures. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the year ended March 31, 2018, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See each Fund’s Schedule of Investments for a listing of open futures contracts as of March 31, 2018.

(g)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability. The amount of the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2018, Core Fixed used options to manage interest rate and volatility exposure.

(h)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2018, Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity and Emerging Markets used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Non-US Core Equity, Opportunistic Fixed and Emerging Markets Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2018.

(i)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(j)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”.

See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2018.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

(k)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2018.

(l)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for mortgage-backed and asset-backed securities held by Core Fixed as of March 31, 2018.

(m)  Bank loans

Core Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2018, the Funds held no unfunded loan commitments.

(n)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(o)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2018, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

Unlimited
Core Fixed	$3,470,495
Opportunistic Fixed	10,657,166

During the year ended March 31, 2018, Non-US Core Equity, Opportunistic Fixed and Emerging Markets utilized capital loss carryforwards of $400,838, $2,727,683 and $114,057,357, respectively.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2018, Core Fixed and Opportunistic Fixed have elected to defer current year post-October losses of $2,568,556 and $680,988, respectively.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

As of March 31, 2018, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$450,950,633	$73,775,831	$(11,456,016)	$62,319,815
Small/Mid Cap	788,983,213	169,409,862	(32,560,944)	136,848,918
Non-US Core Equity	1,955,735,382	305,232,792	(63,810,493)	241,422,299
Core Fixed	900,043,968	5,566,121	(20,984,741)	(15,418,620)
Opportunistic Fixed	654,827,743	23,487,628	(22,031,782)	1,455,846
Emerging Markets	1,022,970,130	120,759,324	(26,746,582)	94,012,742
Global Low Volatility	818,726,651	119,651,850	(17,002,047)	102,649,803

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These differences primarily relate to redemptions in-kind during the period ended March 31, 2018.

As of March 31, 2018, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2018 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2018 and March 31, 2017, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2018			2017
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$35,003,064	$37,472,312	$—	$4,865,519	$16,407,532	$—
Small/Mid Cap	44,310,010	50,567,317	—	10,867,942	18,277,858	—
Non-US Core Equity	97,125,234	73,664,957	—	37,187,651	—	—
Core Fixed	19,914,504	—	—	24,864,792	4,671,328	—
Opportunistic Fixed	23,966,710	—	—	—	—	—
Emerging Markets	36,403,991	—	—	26,250,811	—	—
Global Low Volatility	82,662,535	63,860,505	—	16,812,054	24,419,112	—

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$11,852,280	$42,291,876	$(3,562)	$62,320,079	$116,460,673
Small/Mid Cap	8,494,651	57,738,797	(623)	136,849,533	203,082,358
Non-US Core Equity	41,944,530	125,263,290	(3,117)	241,451,548	408,656,251
Core Fixed	6,073,685	—	(6,043,126)	(14,474,230)	(14,443,671)
Opportunistic Fixed	15,919,968	—	(11,346,672)	1,422,112	5,995,408
Emerging Markets	38,527,084	102,085,682	—	94,519,120	235,131,886
Global Low Volatility	—	—	—	102,633,804	102,633,804

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(p)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(q)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 13, 2018. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the higher of the Overnight Federal Funds Rate or 30-Day LIBOR plus 1.00%. The Funds did not borrow under the Agreement during the year ended March 31, 2018.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the 12-month period ended July 31, 2016 with respect to Opportunistic Fixed Income Fund. The following amounts were available for recapture as of July 31, 2017:

	Expenses Reimbursed in the 12-Months Ended July 31,
	2015	2016
	Subject to Recapture until July 31,
	2018	2019
Opportunistic Fixed	$208,082	$176,732

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2018, were as follows:

	Long-Term U.S. Government Securities		Other Long-Term Securities
Purchases
Large Cap	$—		$361,578,699
Small/Mid Cap	—		446,365,924
Non-US Core Equity	—		1,812,579,403
Core Fixed	818,913,291	*	210,886,022
Opportunistic Fixed	—		452,295,721
Emerging Markets	—		1,228,928,205
Global Low Volatility	—		437,208,339
Sales
Large Cap	—		550,587,411
Small/Mid Cap	—		617,626,882
Non-US Core Equity	—		2,322,927,741
Core Fixed	740,897,125	*	174,578,109
Opportunistic Fixed	—		404,700,500
Emerging Markets	—		1,505,384,642
Global Low Volatility	—		372,494,974

*	Includes purchases of $258,427,837 and sales of $264,757,784 for TBA securities.

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	943,101	$10,994,675	3,013,075	$29,359,225
Shares issued through acquisition (see Note 8)	—	—	30,126,230	274,762,972
Shares issued to shareholders in reinvestment of distributions	6,716,902	72,475,376	2,091,745	21,273,051
Shares repurchased	(17,080,246)	(198,793,771)	(10,819,328)	(107,234,001)

Net increase (decrease)	(9,420,243)	$(115,323,720)	24,411,722	$218,161,247

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Small/Mid Cap

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	3,618,044	$45,259,896	4,542,072	$49,111,330
Shares issued through acquisition (see Note 8)	—	—	44,707,680	461,393,851
Shares issued to shareholders in reinvestment of distributions	7,880,177	94,877,327	2,514,737	29,145,800
Shares repurchased	(17,836,232)	(227,123,462)	(13,020,694)	(149,207,273)

Net increase (decrease)	(6,338,011)	$(86,986,239)	38,743,795	$390,443,708

Non-US Core Equity

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	20,842,524	$238,966,126	30,189,177	$298,749,804
Shares issued to shareholders in reinvestment of distributions	15,114,176	170,790,191	3,873,714	37,187,651
Shares repurchased	(66,027,147)	(764,623,992)	(18,541,674)	(184,442,734)

Net increase (decrease)	(30,070,447)	$(354,867,675)	15,521,217	$151,494,721

Core Fixed

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	19,178,104	$194,169,216	21,634,648	$222,899,384
Shares issued to shareholders in reinvestment of distributions	1,981,543	19,914,504	3,023,144	29,536,120
Shares repurchased	(11,313,719)	(115,310,488)	(25,081,385)	(252,121,624)

Net increase (decrease)	9,845,928	$98,773,232	(423,593)	$313,880

Opportunistic Fixed

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	16,750,989	$163,306,702	17,780,404	$159,120,616
Shares issued to shareholders in reinvestment of distributions	2,533,479	23,966,710	—	—
Shares repurchased	(13,267,089)	(129,194,161)	(6,812,473)	(60,674,793)

Net increase	6,017,379	$58,079,251	10,967,931	$98,445,823

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

Emerging Markets

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	24,627,345	$268,542,786	32,571,851	$293,233,025
Shares issued to shareholders in reinvestment of distributions	3,267,863	36,403,991	3,007,053	26,250,811
Shares redeemed through in-kind redemption*	(53,685,733)	(604,905,874)	—	—
Shares repurchased	(30,832,913)	(346,989,807)	(17,835,590)	(163,096,765)

Net increase (decrease)	(56,623,438)	$(646,948,904)	17,743,314	$156,387,071

*	The Fund had a redemption in-kind on November 17, 2017.

Global Low Volatility

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	17,880,974	$233,315,310	27,192,594	$332,279,779
Shares issued to shareholders in reinvestment of distributions	11,581,479	146,523,040	3,485,306	41,231,166
Shares redeemed through in-kind redemption*	(39,626,273)	(531,155,034)	—	—
Shares repurchased	(13,917,801)	(180,661,065)	(12,271,880)	(149,487,877)

Net increase (decrease)	(24,081,621)	$(331,977,749)	18,406,020	$224,023,068

*	The Fund had a redemption in-kind on October 13, 2017.

On November 17, 2017, Emerging Markets transferred securities in-kind valued at $325,402,466 and cash of $279,503,408 for a redemption. This resulted in 53,685,733 units redeemed which are shown in the Statements of Changes in Net Assets. This transfer also resulted in a realized gain of $75,577,986 which is shown on the Statements of Operations.

On October 13, 2017, Global Low Volatility transferred securities in-kind valued at $483,152,037 and cash of $48,002,997 for a redemption. This resulted in 39,626,273 units redeemed which are shown in the Statements of Changes in Net Assets. This transfer also resulted in a realized gain of $81,952,311 which is shown on the Statements of Operations.

8.	Acquisition

At the close of business on June 24, 2016, Large Cap, formerly Mercer US Large Cap Growth Equity Fund, with Class Y-3 net assets of $267,918,751 acquired all of the assets and liabilities of Large Cap Value, each a series of the Trust, in a tax-free reorganization. The acquisition was accomplished by a tax-free exchange of 30,880,775 Class Y-3 shares of Large Cap Value valued at $274,762,972 for 30,126,230 Class Y-3 shares of Large Cap. Large Cap Value’s net assets on June 24, 2016 were $274,762,972 for Class Y-3, including investments valued at $273,909,251 with a cost basis of

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

$281,311,613. For financial reporting purposes, assets received, liabilities assumed, and shares issued by Large Cap were recorded at fair value; however, the cost basis of the investments received by Large Cap from Large Cap Value were carried forward to align ongoing reporting of Large Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Large Cap immediately after the acquisition was $542,681,723, which included $7,402,474 of acquired unrealized depreciation on investments and foreign currency transactions from Large Cap Value.

Assuming the acquisition had been completed on April 1, 2016, Large Cap’s pro-forma results of operations for the year ended March 31, 2017 are as follows:

Net investment income	$7,338,647	(a)
Net realized and unrealized gain on investments	90,015,237	(b)

Net increase in net assets from operations	$97,353,884

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Large Cap Value that have been included in the Fund’s Statement of Operations since June 24, 2016.

(a)

$6,011,362 net investment income as reported at March 31, 2017 plus $1,258,593 from Large Cap Value pre-merger net investment income, plus $13,667 in lower net advisory fees, plus $55,025 of pro-forma eliminated other expenses.

(b)

$76,775,639 unrealized appreciation as reported at March 31, 2017 minus $8,099,693 pro-forma March 31, 2016 unrealized appreciation, plus $21,505,233 net realized gain as reported at March 31, 2017 minus $165,942 in net realized loss from Large Cap Value pre-merger.

At the close of business on June 24, 2016, Small/Mid Cap, formerly Mercer US Small/Mid Cap Growth Equity Fund, with Class Y-3 net assets of $440,701,905 acquired all of the assets and liabilities of Small/Mid Cap Value, each a series of the Trust, in a tax-free reorganization. The acquisition was accomplished by a tax-free exchange of 53,005,209 Class Y-3 shares of Small/Mid Cap Value valued at $461,393,851 for 44,707,680 Class Y-3 shares of Small/Mid Cap. Small/Mid Cap Value’s net assets on June 24, 2016 were $461,393,851 for Class Y-3, including investments valued at $461,246,059 with a cost basis of $459,083,775. For financial reporting purposes, assets received, liabilities assumed, and shares issued by Small/Mid Cap were recorded at fair value; however, the cost basis of the investments received by Small/Mid Cap from Small/Mid Cap Value were carried forward to align ongoing reporting of Small/Mid Cap’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Small/Mid Cap immediately after the acquisition was $902,095,756, which included $2,162,284 of acquired unrealized appreciation on investments from Small/Mid Cap Value.

Assuming the acquisition had been completed on April 1, 2016, Small/Mid Cap’s pro-forma results of operations for the period ended March 31, 2017 are as follows:

Net investment income	$3,676,399	(a)
Net realized and unrealized gain on investments	177,784,445	(b)

Net increase in net assets from operations	$181,460,844

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Small/Mid Cap Value that have been included in the Fund’s Statement of Operations since June 24, 2016.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2018

(a)

$3,352,783 net investment income as reported at March 31, 2017 plus $259,669 from Small/Mid Cap Value pre-merger net investment income, plus $7,289 in lower net advisory fees, plus $56,658 of pro-forma eliminated other expenses.

(b)

$141,925,894 unrealized appreciation as reported at March 31, 2017 minus $35,608,850 pro-forma March 31, 2016 unrealized appreciation, plus $67,704,689 net realized gain as reported at March 31, 2017 plus $3,762,712 in net realized gain from Small/Mid Cap Value pre-merger, respectively.

9.	Subsequent events

Management has evaluated the impact of subsequent events through May 30, 2018, the date the financial statements were available to be issued for possible adjustment to and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Mercer Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Mercer Funds, comprising Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, (the "Funds") including the schedules of investments, as of March 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years ended in the period then ended for the Funds, except Mercer Opportunistic Fixed Income Fund; the related financial highlights for the years ended March 31, 2018, 2017, 2016, 2015 and the period from August 21, 2013 (commencement of operations) through March 31, 2014 for Mercer Opportunistic Fixed Income Fund; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed above for Mercer Opportunistic Fixed Income Fund), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion

Deloitte & Touche LLP

Boston, Massachusetts
May 30, 2018

We have served as the auditor of one or more of the Mercer investment companies since 2006.

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2018, the amount of long-term capital gains paid were as follows:

Fund
Large Cap	$37,472,312
Small/Mid Cap	50,567,317
Non-US Core Equity	73,664,957
Global Low Volatility	63,860,505

For the year ended March 31, 2018, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $3,798,788 and $4,241,528, respectively, and foreign source income of $50,635,634 and $39,302,843, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2018, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap	$9,820,830
Small/Mid Cap	7,237,183
Non-US Core Equity	46,416,559
Emerging Markets	23,736,143
Global Low Volatility	19,744,564

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2018, qualified for the dividends received deduction, as follows:

Fund
Large Cap	28.51%
Small/Mid Cap	21.66%
Non-US Core Equity	0.51%
Emerging Markets	0.48%
Global Low Volatility	34.95%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of New Subadvisory Agreements for Certain of the Funds during the period October 1, 2017 through March 31, 2018

Mercer US Small/Mid Cap Equity Fund

Mercer Emerging Markets Equity Fund

At a meeting of the Board of Trustees held on January 23, 2018 (the “January Meeting”), the Trustees, including the Independent Trustees, considered and approved proposed new subadvisory agreements between the Advisor and certain newly proposed subadvisors with respect to each of: (i) the Mercer US Small/Mid Cap Equity Fund (the “Small/Mid Cap Fund”) and (ii) the Mercer Emerging Markets Equity Fund (the “Emerging Markets Fund”).

Mercer US Small/Mid Cap Equity Fund

Approval of a New Subadvisory Agreement for the Fund with BNY Mellon Asset Management North America Corporation

At the January Meeting, the Trustees, including the Independent Trustees, first considered and approved a proposed new subadvisory agreement between the Advisor and BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA”) on behalf of the Small/Mid Cap Fund (the “BNY Mellon AMNA Subadvisory Agreement”). The Advisor recommended the appointment of BNY Mellon AMNA to replace a subadvisor to the Fund that the Advisor intended to terminate as a subadvisor, and the Advisor had presented the Board with the recommendation to retain BNY Mellon AMNA based upon the Advisor’s determination that BNY Mellon AMNA was qualified to serve as a new subadvisor to the Fund, based upon the Advisor’s analysis of BNY Mellon AMNA. Effective as of February 1, 2018, BNY Mellon AMNA became the successor to the investment management business and operations of The Boston Company Asset Management, LLC (the “Boston Company”), and references herein to BNY Mellon AMNA are therefore also deemed to include reference to the Boston Company, as applicable.

In considering the approval of the BNY Mellon AMNA Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and BNY Mellon AMNA that included, as to BNY Mellon AMNA and the Fund: (i) the BNY Mellon AMNA Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended BNY Mellon AMNA for the Board’s approval, and the Advisor’s rationale for recommending that BNY Mellon AMNA be appointed as a subadvisor to the Fund; (iii) the nature, extent, and quality of the services that BNY Mellon AMNA proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of BNY Mellon AMNA (as successor to the Boston Company); (v) the brokerage and trading policies and practices applicable to BNY Mellon AMNA; (vi) the level of subadvisory fees to be charged by BNY Mellon AMNA for its services to the Fund, and the fees charged to other accounts that BNY Mellon AMNA manages (as successor to the Boston Company); (vii) a summary of the compliance program applicable to BNY Mellon AMNA; (viii) information regarding the historical performance returns of BNY Mellon AMNA (as successor to the Boston Company) managing the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (ix) the financial condition of BNY Mellon AMNA.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by BNY Mellon AMNA. The Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant

Mercer Funds

Additional Information (Unaudited) (Continued)

with respect to BNY Mellon AMNA, including: the nature, extent, and quality of the services to be provided to the Fund by BNY Mellon AMNA; BNY Mellon AMNA’s management style and investment decision-making process; BNY Mellon AMNA’s historical performance record managing the investment mandate it would employ for the Fund; the qualifications and experience of the members of BNY Mellon AMNA’s portfolio management team; and BNY Mellon AMNA’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to BNY Mellon AMNA, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by BNY Mellon AMNA.  The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by BNY Mellon AMNA to the Fund. The Independent Trustees discussed the specific investment management process that BNY Mellon AMNA indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by BNY Mellon AMNA), the qualifications of BNY Mellon AMNA’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that BNY Mellon AMNA would be managing, and the performance record of BNY Mellon AMNA as compared to a relevant index. The Independent Trustees considered BNY Mellon AMNA’s infrastructure and resources, and whether BNY Mellon AMNA’s organization appeared to support BNY Mellon AMNA’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to BNY Mellon AMNA, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by BNY Mellon AMNA. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of BNY Mellon AMNA’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by BNY Mellon AMNA, as well as BNY Mellon AMNA’s ability to render such services based on the experience of its predecessor firms, and their operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that BNY Mellon AMNA would manage.

(b)  Comparison of the services to be rendered and fees to be paid to BNY Mellon AMNA under other advisory and subadvisory contracts, such as those with other clients.  The Independent Trustees discussed the services that would be rendered by BNY Mellon AMNA and evaluated the compensation to be paid to BNY Mellon AMNA by the Advisor for those services. The Independent Trustees noted that the services that BNY Mellon AMNA would furnish to the Fund appeared to be comparable to the services that BNY Mellon AMNA currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to BNY Mellon AMNA by the Advisor in light of the fees that were charged by BNY Mellon AMNA to its other advisory clients, as disclosed in the Form ADV, Part 2A (Firm Brochure) provided and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by BNY Mellon AMNA were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair

Mercer Funds

Additional Information (Unaudited) (Continued)

and reasonable. The Independent Trustees also noted that, while BNY Mellon AMNA’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend BNY Mellon AMNA to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to BNY Mellon AMNA for its services to the Fund were fair and reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of BNY Mellon AMNA would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to BNY Mellon AMNA with respect to the assets of the Fund to be allocated to BNY Mellon AMNA was supported by the services that were expected to be provided by BNY Mellon AMNA to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to BNY Mellon AMNA from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees recognized that, because the subadvisory fees would be paid by the Advisor, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Advisor. In addition, since the fees to be paid to BNY Mellon AMNA were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of BNY Mellon AMNA was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of BNY Mellon AMNA was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of BNY Mellon AMNA may result in reduced profitability for the Advisor as a result of increased subadvisory fees that will be paid out of the Advisor’s resources. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by BNY Mellon AMNA and the proposed fees to be paid to BNY Mellon AMNA by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to BNY Mellon AMNA as a result of serving as a Subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by BNY Mellon AMNA to the Fund.

(c)  Investment performance of the Fund and BNY Mellon AMNA.  Because BNY Mellon AMNA was a newly proposed Subadvisor to the Fund, the Independent Trustees could not consider BNY Mellon AMNA’s investment performance in managing the Fund as a factor in evaluating the BNY Mellon AMNA Subadvisory Agreement. However, the Independent Trustees reviewed BNY Mellon AMNA’s historical performance record in managing the investment mandate it would employ for the Fund, as well as the historical performance record for other accounts that were comparable to the Fund. The Independent Trustees also compared the historical investment performance of BNY Mellon AMNA to a relevant index and concluded that BNY Mellon AMNA’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the BNY Mellon AMNA Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend BNY Mellon AMNA be appointed as a Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for BNY Mellon

Mercer Funds

Additional Information (Unaudited) (Continued)

AMNA was supported by the services that were expected to be provided to the Fund and approval of the proposed BNY Mellon AMNA Subadvisory Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the BNY Mellon AMNA Subadvisory Agreement.

Mercer Emerging Markets Equity Fund

Approval of a New Subadvisory Agreement for the Fund with Dimensional Fund Advisors LP

At the January Meeting, the Trustees, including the Independent Trustees, next considered and approved a proposed new subadvisory agreement between the Advisor and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Emerging Markets Fund (the “Dimensional Subadvisory Agreement”). The Advisor recommended the appointment of Dimensional to replace a subadvisor to the Fund that the Advisor intended to terminate as a subadvisor, and the Advisor had presented the Board with the recommendation to retain Dimensional based upon the Advisor’s determination that Dimensional was qualified to serve as a new subadvisor to the Fund, based upon the Advisor’s analysis of Dimensional.

In considering the approval of the Dimensional Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor and Dimensional that included, as to Dimensional and the Fund: (i) the Dimensional Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Dimensional for the Board’s approval, and the Advisor’s rationale for recommending that Dimensional be appointed as a subadvisor to the Fund; (iii) the nature, extent, and quality of the services that Dimensional proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Dimensional; (v) Dimensional’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Dimensional for its services to the Fund, and the fees charged to other accounts that Dimensional manages; (vii) a summary of Dimensional’s compliance program; (viii) information regarding Dimensional’s historical performance returns managing an investment mandate similar to the investment mandate it would employ for the Fund, as well as simulated historical performance returns for the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (ix) the financial condition of Dimensional.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Dimensional. The Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Dimensional, including: the nature, extent, and quality of the services to be provided to the Fund by Dimensional; Dimensional’s management style and investment decision-making process; Dimensional’s historical performance record managing an investment mandate similar to the investment mandate it would employ for the Fund, as well as simulated historical performance returns for the investment mandate it would employ for the Fund; the qualifications and experience of the members of Dimensional’s portfolio management team; and Dimensional’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

Mercer Funds

Additional Information (Unaudited) (Continued)

In particular, and as to Dimensional, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Dimensional.  The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Dimensional to the Fund. The Independent Trustees discussed the specific investment management process that Dimensional indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Dimensional), the qualifications of Dimensional’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Dimensional would be managing, and the performance record of Dimensional as compared to a relevant index. The Independent Trustees considered Dimensional’s infrastructure and resources, and whether Dimensional’s organization appeared to support Dimensional’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Dimensional, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Dimensional. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of Dimensional’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Dimensional, as well as Dimensional’s ability to render such services based on Dimensional’s experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Dimensional would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Dimensional under other advisory and subadvisory contracts, such as those with other clients.  The Independent Trustees discussed the services that would be rendered by Dimensional and evaluated the compensation to be paid to Dimensional by the Advisor for those services. The Independent Trustees noted that the services that Dimensional would furnish to the Fund appeared to be comparable to the services that Dimensional currently provides to its other third-party subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Dimensional by the Advisor in light of the fees that were charged by Dimensional to its other advisory clients, as disclosed in Dimensional’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Dimensional were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable. The Independent Trustees also noted that, while Dimensional’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend Dimensional to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Dimensional for its services to the Fund were fair and reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Dimensional would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to Dimensional with respect to the assets of the Fund to be allocated to Dimensional was supported by the services that were expected to be provided by Dimensional to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Dimensional from its relationship with the Fund and concluded that they were reasonable.

Mercer Funds

Additional Information (Unaudited) (Continued)

The Independent Trustees recognized that, because the subadvisory fees would be paid by the Advisor, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Advisor. In addition, since the fees to be paid to Dimensional were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Dimensional was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Dimensional was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Dimensional may result in increased profitability for the Advisor as a result of reduced subadvisory fees that will be paid out of the Advisor’s resources. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by Dimensional and the proposed fees to be paid to Dimensional by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Dimensional as a result of serving as a Subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Dimensional to the Fund.

(c)  Investment performance of the Fund and Dimensional.  Because Dimensional was a newly proposed Subadvisor to the Fund, the Independent Trustees could not consider Dimensional’s investment performance in managing the Fund as a factor in evaluating the Dimensional Subadvisory Agreement. However, the Independent Trustees reviewed Dimensional’s historical performance record in managing an investment mandate similar to the investment mandate it would employ for the Fund, as well as simulated historical performance returns for the investment mandate it would employ for the Fund. The Independent Trustees also compared the historical investment performance of Dimensional to a relevant index and concluded that Dimensional’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Dimensional Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Dimensional be appointed as a Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Dimensional was supported by the services that were expected to be provided to the Fund and approval of the proposed Dimensional Subadvisory Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Dimensional Subadvisory Agreement.

Approval of a New Subadvisory Agreement for the Fund with Janus Capital Management LLC

At the January Meeting, the Trustees, including the Independent Trustees, then considered and approved a proposed new subadvisory agreement between the Advisor and Janus Capital Management LLC (“Janus”) on behalf of the Emerging Markets Fund (the “Janus Subadvisory Agreement”). The Advisor recommended the appointment of Janus to replace a subadvisor to the Fund that the Advisor intended to terminate as a subadvisor, and the Advisor had presented the Board with the recommendation to retain Janus based upon the Advisor’s determination that Janus was qualified to serve as a new subadvisor to the Fund, based upon the Advisor’s analysis of Janus. It was noted that in connection with the subadvisory services that Janus would be providing to the Fund, Janus would be utilizing the services of its affiliate, Henderson Global Investors Limited (“HGIL”), under a participating affiliate arrangement in accordance with relevant SEC guidance. Janus has a personnel-sharing arrangement with HGIL pursuant to which HGIL and the portfolio managers are considered “associated persons” of Janus.

Mercer Funds

Additional Information (Unaudited) (Continued)

In considering the approval of the Janus Subadvisory Agreement, the Independent Trustees took into consideration Janus’ proposed use of its affiliate HGIL, by means of a participating affiliate arrangement pursuant to which certain advisory personnel at HGIL, would be providing investment advisory services to the Fund. The Independent Trustees also considered the information and materials from the Advisor and Janus that included, as to Janus and the Fund: (i) the Janus Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Janus for the Board’s approval, and the Advisor’s rationale for recommending that Janus be appointed as a subadvisor to the Fund; (iii) the nature, extent, and quality of the services that Janus proposed to provide to the Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Janus; (v) Janus’ brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Janus for its services to the Fund, and the fees charged to other accounts that Janus manages; (vii) a summary of Janus’ compliance program; (viii) information regarding Janus’ historical performance returns managing the investment mandate it would employ for the Fund as well as longer-term historical performance returns for an investment mandate similar to the investment mandate it would employ for the Fund, and a comparison of such performance to a relevant index; and (ix) the financial condition of Janus.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor and the Advisor’s favorable assessment of the nature, extent and quality of the subadvisory services expected to be provided to the Fund by Janus. The Independent Trustees considered and analyzed factors that the Independent Trustees deemed relevant with respect to Janus, including: the nature, extent, and quality of the services to be provided to the Fund by Janus and by HGIL, as a result of the use of the participating affiliate arrangement; Janus’ management style and investment decision-making process; Janus’ historical performance record managing the investment mandate it would employ for the Fund as well as longer-term historical performance returns for an investment mandate similar to the investment mandate it would employ for the Fund; the qualifications and experience of the members of Janus’ portfolio management team; and Janus’ staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the Subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the Subadvisors. Additionally, the Independent Trustees received assistance and advice from their independent legal counsel regarding legal and industry standards in connection with their duties and responsibilities when approving investment advisory agreements.

In particular, and as to Janus, the Board, including all of the Independent Trustees, considered the following factors:

(a)  The nature, extent, and quality of the services to be provided by Janus.  The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Janus to the Fund. The Independent Trustees discussed the specific investment management process that Janus indicated that it will employ to manage its allocated portion of the Fund’s investment portfolio (which was described in detail in the materials provided by Janus), the qualifications of Janus’ portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Fund’s investment portfolio that Janus would be managing, and the performance record of Janus as compared to a relevant index. The Independent Trustees considered Janus’ infrastructure and resources, and whether Janus’ organization appeared to support Janus’ strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Janus, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the Fund by Janus. The Independent Trustees determined that the Fund and its shareholders would benefit from the quality and experience of

Mercer Funds

Additional Information (Unaudited) (Continued)

Janus’ portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Janus, as well as Janus’ ability to render such services based on Janus’ experience, operations and resources, were appropriate for the Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that Janus would manage.

(b)  Comparison of the services to be rendered and fees to be paid to Janus under other advisory and subadvisory contracts, such as those with other clients.  The Independent Trustees discussed the services that would be rendered by Janus and evaluated the compensation to be paid to Janus by the Advisor for those services. The Independent Trustees noted that the services that Janus would furnish to the Fund appeared to be comparable to the services that Janus currently provides to its other advisory client having a similar investment strategy. The Independent Trustees also considered comparisons of the fees that will be paid to Janus by the Advisor in light of the fees that were charged by Janus to its other advisory clients, as disclosed in Janus’ Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Janus were the result of an arm’s length bargain negotiated by unaffiliated parties and that the Advisor believes such fees are fair and reasonable.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor in determining to recommend Janus to serve as a subadvisor to the Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Janus for its services to the Fund were fair and reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Janus would be paid by the Advisor, and were not additional fees to be borne by the Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services to be provided, the proposed level of fees to be paid to Janus with respect to the assets of the Fund to be allocated to Janus was supported by the services that were expected to be provided by Janus to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Janus from its relationship with the Fund and concluded that they were reasonable.

The Independent Trustees recognized that, because the subadvisory fees would be paid by the Advisor, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Advisor. In addition, since the fees to be paid to Janus were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Janus was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Janus was not affected by the impact that the appointment would have on the Advisor’s revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Janus may result in reduced profitability for the Advisor as a result of increased subadvisory fees that will be paid out of the Advisor’s resources. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by Janus and the proposed fees to be paid to Janus by the Advisor for managing its allocated portion of the Fund, the potential benefits accruing to Janus as a result of serving as a Subadvisor to the Fund were reasonable in relation to the services that were expected to be provided by Janus to the Fund.

(c)  Investment performance of the Fund and Janus.  Because Janus was a newly proposed Subadvisor to the Fund, the Independent Trustees could not consider Janus’ investment performance in managing the Fund as a factor in evaluating the Janus Subadvisory Agreement. However, the Independent Trustees

Mercer Funds

Additional Information (Unaudited) (Continued)

reviewed Janus’ historical performance record managing the investment mandate it would employ for the Fund, as well as longer-term historical performance returns for an investment mandate similar to the investment mandate it would employ for the Fund and the historical performance returns for an account that was comparable to the Fund. The Independent Trustees also compared the historical investment performance of Janus to a relevant index and concluded that Janus’ historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Janus Subadvisory Agreement.

Conclusion.  Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Janus be appointed as a Subadvisor to the Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Janus was supported by the services that were expected to be provided to the Fund and approval of the proposed Janus Subadvisory Agreement was in the best interests of the Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, determined to approve the Janus Subadvisory Agreement.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2017 through March 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.60%	1,000.00	1,069.70	1,034.85	3.10
Hypothetical	0.60%	1,000.00	1,021.94	1,010.97	3.02

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.96%	1,000.00	1,058.20	1,029.10	4.93
Hypothetical	0.96%	1,000.00	1,020.14	1,010.07	4.84

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.79%**	1,000.00	1,049.30	1,024.65	4.04
Hypothetical	0.79%**	1,000.00	1,020.99	1,010.50	3.98

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.43%	1,000.00	990.10	995.05	2.13
Hypothetical	0.43%	1,000.00	1,022.79	1,011.40	2.17

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 182/365

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%**	1,000.00	1,029.00	1,014.50	4.65
Hypothetical	0.92%**	1,000.00	1,020.34	1,010.17	4.63

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Emerging Markets — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.94%**	1,000.00	1,078.10	1,039.05	4.87
Hypothetical	0.94%**	1,000.00	1,020.24	1,010.12	4.73

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Global Low Volatility — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.79%**	1,000.00	1,036.80	1,018.40	4.01
Hypothetical	0.79%**	1,000.00	1,020.99	1,010.50	3.98

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (74)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc.(2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (60)	Chairperson and Trustee	Chairperson since 2018; Trustee since 2005	Ms. Cepeda is Managing Director of PFM Financial Advisors LLC (a financial advisory firm) since September 2016. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995 — 2016.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (15 portfolios); UBS Relationship Funds (11 portfolios); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (9 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a director of Fort Dearborn Income Securities, Inc. (2000 to 2016).

Gail A. Schneider 99 High Street Boston, MA 02110 (69)	Trustee	Trustee Since 2009	Ms. Schneider is a self-employed consultant since 2007.	7	None

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Joseph** (53)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.	7	Mr. Joseph is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Janice Desmond (67)	Treasurer and Chief Financial Officer	Since 2015	Ms. Desmond is a Senior Manager, Investment Operations and is a CPA. She has served as Head of Fund Administration for Mercer Investment Management, Inc. since 2010.

Carol Ann McMahon (46)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner and Global COO for Wealth, Global Business Solutions since 2016 and US COO in January 2017. Prior to 2016, Ms. McMahon held the position of European COO since 2006.

Stan Mavromates (57)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012.

Colin Dean (41)	Vice President, Chief Legal Officer, and Secretary	Since 2017	Mr. Dean is Global Chief Counsel, Investments since 2018. He has served as Senior Legal Counsel — Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2010.

Caroline Hulme (32)	Vice President and Assistant Secretary	Since 2017	Ms. Hulme is Senior Legal Counsel, Investments since 2018. She served as Legal Counsel — Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2014. Prior to 2014, she was an Associate in the investment management practice group of Bingham McCutchen LLP.

Larry Vasquez (51)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012.

Robert Phay (50)	Vice President and Chief Compliance Officer	Since 2016	Mr. Phay is the Chief Risk and Compliance Officer — Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since March 2015. Mr. Phay most recently served in various compliance and legal positions for Commonfund, including Chief Compliance Officer (September 2011 — February 2015), Acting General Counsel (January 2015 — February 2015), and Associate General Counsel (July 2006 — December 2014).

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $370,194 and $351,430 for the fiscal years ended March 31, 2017 and March 31, 2018, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2017 and March 31, 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $84,933 and $68,188 for the fiscal years ended March 31, 2017 and March 31, 2018, respectively. Fees in the amount of $69,367 and $115,612 were billed in the fiscal years ended March 31, 2017 and March 31, 2018, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $0 and $24,000 were billed in the fiscal years ended March 31, 2017 and March 31, 2018, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund in certain European Union countries. Fees in the amount of $5,000 were billed in the fiscal year ended March 31, 2017 related to the issuance of consents for inclusion in the N14 filing of Mercer US Large Cap Value Equity Fund into Mercer US Large Cap Growth Equity Fund and Mercer US Small/Mid Value Equity Fund into Mercer US Small/Mid Growth Equity Fund on June 24, 2016.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

     (2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2018 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2018 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the

Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	By: /S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)

Date	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)

Date	May 30, 2018

By (Signature and Title)	By: /S/ Janice Desmond
Janice Desmond Treasurer and Chief Financial Officer

Date	May 30, 2018